(MAINSTAY LOGO)


EQUITY FUNDS


MainStay All Cap Growth Fund
MainStay All Cap Value Fund
MainStay Mid Cap Opportunity Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Opportunity Fund


INCOME FUNDS


MainStay Cash Reserves Fund
MainStay Floating Rate Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Short Term Bond Fund


BLENDED FUNDS


MainStay Asset Manager Fund
MainStay Balanced Fund

                                           MAINSTAY(R) FUNDS

                                           Prospectus
                                           March 1, 2005

                                           Neither the Securities and Exchange
                                           Commission nor any state securities
                                           commission has approved or
                                           disapproved of these securities or
                                           passed upon the accuracy or adequacy
                                           of this prospectus. Any
                                           representation to the contrary is a
                                           criminal offense.

        WHAT'S INSIDE?

  3      Investment Objectives, Principal Investment Strategies and
         Principal Risks:
         An Overview

         EQUITY FUNDS
  6      MainStay All Cap Growth Fund
 10      MainStay All Cap Value Fund
 14      MainStay Mid Cap Opportunity Fund
 18      MainStay S&P 500 Index Fund
 22      MainStay Small Cap Opportunity Fund

         INCOME FUNDS
 26      MainStay Cash Reserves Fund
 30      MainStay Floating Rate Fund
 34      MainStay Indexed Bond Fund
 38      MainStay Intermediate Term Bond Fund
 44      MainStay Short Term Bond Fund

         BLENDED FUNDS
 48      MainStay Asset Manager Fund
 54      MainStay Balanced Fund

 58      More About Investment Strategies and Risks

 63      Shareholder Guide

 89      Know With Whom You're Investing

 95      Financial Highlights for Eclipse Funds Inc.

105      Financial Highlights for Eclipse Funds

                      [This page intentionally left blank]

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL RISKS: AN OVERVIEW

This Prospectus discusses the MainStay Funds that are series of either Eclipse Funds Inc., a Maryland corporation, or Eclipse Funds, a Massachusetts business trust, (collectively referred to as the "Funds" or the "MainStay Funds"). Each Fund is managed by New York Life Investment Management LLC ("NYLIM" or the "Manager"). NYLIM is responsible for the day-to-day portfolio management of eight of the Funds. NYLIM has retained its affiliate, MacKay Shields LLC ("MacKay Shields"), as the Subadvisor that is responsible for the day-to-day portfolio management of four of the Funds.

Each Fund pursues somewhat different strategies to achieve its investment objective. Under normal market conditions, those Funds listed in the table of contents as Equity Funds invest primarily in equity securities, Income Funds invest primarily in debt securities, and Blended Funds invest in a mix of equity and income-producing securities. In times of unusual or adverse conditions, each Fund may invest for temporary or defensive purposes outside the scope of its principal investment focus.

EQUITY SECURITIES

Publicly held corporations may raise needed cash by issuing or selling equity securities to investors. When you buy the equity securities of a corporation, you become a part owner of the issuing corporation. Equity securities may be bought on stock exchanges, such as the New York Stock Exchange, the American Stock Exchange, foreign stock exchanges, or in the over-the-counter market, such as The Nasdaq Stock Market, Inc. There are many different types of equity securities, including:

- common and preferred stocks;

- convertible securities; and

- American Depositary Receipts (ADRs).

Investors buy equity securities to make money through dividend payments and/or selling them for more than they paid.

The risks involved with investing in common stocks and other equity securities include:

- Changing economic conditions: Equity securities may fluctuate as a result of general economic conditions, including changes in interest rates.

- Industry and company conditions: Certain industries may come in and out of favor with investors. In addition, changing technology and competition may make equity securities volatile.

- Security selection: A manager may not be able to consistently select the equity securities that appreciate in value, or to anticipate changes which can adversely affect the value of a Fund's holdings. Investments in smaller companies may be more volatile than investments in larger companies.

DEBT SECURITIES

Investors buy debt securities primarily to profit through interest payments. Both governments and companies raise cash by issuing or selling debt securities to investors. Debt securities may be bought directly from those issuers or in the secondary trading markets. There are many different types of debt securities, including:

- bonds;

- notes; and

- debentures.

Some debt securities pay interest at fixed rates of return, while others pay interest at variable rates. Interest may be paid at different intervals. Some debt securities do not make regular interest payments, but instead are initially sold at a discount to the principal amount that is to be paid at maturity.

The risks involved with investing in debt securities include:

- Credit risk: The purchaser of a debt security lends money to the issuer of that security. If the issuer does not pay back the loan, the holder of the security may experience a loss on its investment.

- Maturity risk: A debt security with a longer maturity may fluctuate more in value than a debt security with a shorter maturity. Therefore, the net asset value of a Fund that holds debt securities with a longer average maturity may fluctuate in value more than the net asset value of a Fund that holds debt securities with a shorter maturity.

- Market risk: Like other securities, debt securities are subject to the forces of supply and demand. Low demand may negatively impact the price of a debt security.

- Interest rate risk: The value of debt securities usually changes when interest rates change. Generally, when interest rates go up, the value of a debt security goes down and when interest rates go down, the value of a debt security goes up.

NOT INSURED--YOU COULD LOSE MONEY

Before considering an investment in a Fund, you should understand that you could lose money.

An investment in a Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the MainStay Cash Reserves Fund seeks to preserve the value of your investment at $1.00 per share, you could lose money by investing in the Fund.

NAV WILL FLUCTUATE

The value of Fund shares, also known as the net asset value (NAV), fluctuates based on the value of the Fund's holdings.

Investments in common stocks and other equity securities are particularly subject to the risks of changing economic, stock market, industry and company conditions, currency exchange rates and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of a Fund's holdings.
 4

Factors that can affect debt security values are changes in the average maturity of a Fund's investments, interest rate fluctuations, and how the market views the creditworthiness of an issuer, as well as the risks described above for equity securities.

MORE INFORMATION

The next section of this Prospectus gives you more detailed information about the investment objectives, policies, strategies, risks, performance, and expenses of each of the Funds. Please review it carefully.

---------------------------

The RUSSELL 3000(R) GROWTH INDEX measures the performance of those Russell 3000(R) Index companies with higher price-to-book ratios and higher forecasted growth values.

---------------------------

The S&P 500(R) INDEX is an unmanaged index widely regarded as the standard for measuring large-cap U.S. stock market performance. Typically, companies included in the S&P 500(R) Index are the largest and most dominant firms in their respective industries. S&P 500(R) is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by the Fund.

---------------------------

A WARRANT is a security that entitles the holder to purchase common stock at a specified price for a defined period.

MAINSTAY ALL CAP GROWTH FUND

The All Cap Growth Fund's investment objective is to seek long-term growth of capital. Dividend income, if any, is a consideration incidental to the Fund's objective of growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests in securities with growth characteristics across the entire range of market capitalizations as described by the RUSSELL 3000(R) GROWTH INDEX. The Fund normally invests at least 80% of its assets in equity securities.

INVESTMENT PROCESS

The Fund normally invests in securities of companies with investment characteristics such as:

- participation in expanding product or service markets;

- increasing unit sales volume;

- growth in revenues and earnings per share superior to that of the average of common stocks comprising indices such as the S&P 500(R) INDEX; and

- increasing return on investment.

The Fund maintains a flexible approach towards investing in various types of companies as well as types of securities, including common stocks, preferred stocks, WARRANTS and other equity securities, depending upon the economic environment and the relative attractiveness of the various securities markets. As a result, the Fund may invest in any other securities which, in the judgment of MacKay Shields, the Fund's Subadvisor, are ready for a rise in price, or are expected to undergo an acceleration in growth of earnings. The latter could occur because of special factors such as:

- new management;

- new products;

- changes in consumer demand; and

- changes in the economy.

The Subadvisor may sell a security if it no longer believes that the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, and changes in the condition and outlook in the issuer's industry.

                                                             ALL CAP GROWTH FUND

PRINCIPAL RISKS

Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions that can adversely affect the value of the Fund's holdings. Opportunities for greater gain often come with greater risk of loss. Some of the securities, therefore, may carry above-average risk, compared to common stock indices, such as the Dow Jones Industrial Average and the S&P 500(R) Index.

The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate which is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

The Fund may invest in companies with mid to small market capitalizations. Such stocks are generally less established and may be more volatile and less liquid than stocks of other companies. Smaller capitalization stocks can be risky. They may be more thinly traded than larger company stocks and consequently may be more volatile. The returns may vary significantly from the overall stock market. In comparison to stocks of companies with larger capitalizations, these companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes and cyclical, static or moderate growth prospects. Smaller capitalization companies may be more vulnerable to adverse business or market developments than larger-capitalization companies.

ALL CAP GROWTH FUND

(ALL CAP GROWTH FUND BAR CHART)

95                                                                               37.88
96                                                                               21.62
97                                                                               24.73
98                                                                               40.50
99                                                                               25.33
00                                                                              -11.57
01                                                                              -23.37
02                                                                              -30.95
03                                                                               27.17
04                                                                                6.81

ANNUAL RETURNS, CLASS I SHARES
(by calendar year 1995-2004)

PAST PERFORMANCE

The bar chart (left) and tables (below) indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the last ten years. The table shows how the Fund's average annual total returns (before and after taxes) for one year, five year and ten year periods compare to those of three broad-based market indices. Average Annual Total Returns reflect actual sales loads, service and/or distribution fees. Performance data for the classes vary based on differences in their fee and expense structures. Performance figures for Class A, B and C shares, first offered on January 1, 2004, include the historical performance of Class I shares from January 1, 1995 through December 31, 2003. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

BEST AND WORST QUARTERLY RETURNS, CLASS I SHARES
(1995-2004)

                                                                    RETURN          QUARTER/YEAR
  Highest return/best quarter                                       27.97%           4Q/98

  Lowest return/worst quarter                                       -19.82%          1Q/01




AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2004)

                                                                     1 YEAR         5 YEARS         10 YEARS
  All Cap Growth Fund
  Return Before Taxes
    Class A                                                           0.52%         -9.90%            8.05%
    Class B                                                           0.58%         -9.93%            7.70%
    Class C                                                           4.63%         -9.60%            7.70%
    Class I                                                           6.81%         -8.67%            8.88%

  Return After Taxes on Distributions(1)
    Class I                                                           6.81%         -9.18%            7.94%



  Return After Taxes on Distributions and Sale of Fund
    Shares(1)
    Class I                                                           4.43%         -7.15%            7.76%

  S&P 500(R) Index(2)
    (reflects no deduction for fees, expenses, or taxes)             10.88%         -2.30%           12.07%



  Russell 1000(R) Growth Index(3)
    (reflects no deduction for fees, expenses, or taxes)              6.30%         -9.29%            9.59%

  Russell 3000(R) Growth Index(4)
    (reflects no deduction for fees, expenses, or taxes)              6.93%         -8.87%            9.30%




1 After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns for Class A, B and C shares may vary.

2 The S&P 500(R) Index is an unmanaged index widely regarded as the standard for measuring large-cap U.S. stock market performance. Total returns assume the reinvestment of all income and capital gain distributions. You cannot invest directly in an index.

3 The Russell 1000(R) Growth Index is an unmanaged index that measures the performance of those Russell 1000(R) Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, and represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. The Russell 3000(R) Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

4 The Russell 3000(R) Growth Index measures the performance of those Russell 3000(R) Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

                                                             ALL CAP GROWTH FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

  SHAREHOLDER FEES
  (fees paid directly from your investment)                     CLASS A         CLASS B         CLASS C         CLASS I
  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                            5.50%           None            None            None

  Maximum Deferred Sales Charge (Load)(1)
  (as a percentage of the lesser of the original
  offering price or redemption proceeds)                         None            5.00%           1.00%           None

  Exchange Fee                                                    *               *               *               *

  Maximum Account Fee                                            None            None            None            None

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)

  Management Fees(2)                                              .85%            .85%            .85%            .85%

  Distribution and/or Service (12b-1) Fees(3)                     .25%           1.00%           1.00%           None

  Other Expenses(4)                                               .27%            .27%            .27%            .14%

  Total Annual Fund Operating Expenses(2)                        1.37%           2.12%           2.12%            .99%




* Except for systematic exchanges, exchanges processed via MainStay's automated system or website, and as to certain accounts for which tracking data is not available, after five exchanges per calendar year, a $10 processing fee may be imposed per exchange.

1 Generally, Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares within one year of the date of purchase.

2 The management fee for the Fund is an annual percentage of the Fund's average net assets. The Manager has voluntarily agreed to waive other fees and/or reimburse the Fund for certain expenses so that total annual fund operating expenses do not exceed .93% for the Class I shares. An equivalent reduction will apply to the Class A, B and C shares of the Fund. With this reduction, for the year ended October 31, 2004, the management fee paid by each class was .79%, and total annual fund operating expenses were 1.31% for Class A shares, 2.06% for Class B and C shares, and .93% for the Class I shares. These waivers and/or reimbursements may be discontinued at any time without notice.

3 Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.

4 "Other expenses" include, among other things, fees payable for transfer agency services, which are borne by each class separately. As a result, transfer agency fees and other expenses may differ between the classes.

EXAMPLE

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.

                  CLASS A                    CLASS B                                   CLASS C                   CLASS I
                             Assuming no   Assuming redemption         Assuming no   Assuming redemption
  Expenses after             redemption    at the end of each period   redemption    at the end of each period
   1 Year          $  682      $  215               $  715               $  215               $  315             $  101

   3 Years         $  960      $  664               $  964               $  664               $  664             $  315



   5 Years         $1,259      $1,139               $1,339               $1,139               $1,139             $  547

  10 Years         $2,106      $2,261               $2,261               $2,452               $2,452             $1,213




---------------------------

TOTAL RETURN is a combination of income and realized and unrealized capital gains.

---------------------------

The RUSSELL 3000(R) Value Index measures the performance of those Russell 3000(R) Index companies with lower price-to-book ratios and lower forecasted growth values.

MAINSTAY ALL CAP VALUE FUND

The All Cap Value Fund's investment objective is to seek maximum long-term TOTAL RETURN from a combination of capital growth and income.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests in securities with value characteristics across the entire range of market capitalizations as described by the RUSSELL 3000(R) VALUE INDEX. The Fund normally invests at least 80% of its assets in equity securities.

INVESTMENT PROCESS

The Fund is not designed or managed primarily to produce current income.

The Fund principally invests in common stocks that:

- MacKay Shields, the Fund's Subadvisor, believes are "undervalued" (selling below their value) when purchased;

- typically pay dividends, although there may be non-dividend paying stocks if they meet the "undervalued" criterion; or

- are listed on a national securities exchange or are traded in the over-the-counter market.

Usually, stocks deemed by the Subadvisor to be at full value will be replaced with new, "undervalued" stocks. When assessing whether a stock is undervalued, the Subadvisor considers many factors and will compare the stock's market price to:

- the company's cash flow and interest coverage ratios;

- the company's "book" value;

- estimated value of the company's assets (liquidation value); and

- growth rates and future earnings potential.

The Subadvisor may sell a security if it believes that the security has reached its full value, or if it no longer believes that the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the achievement of the company's growth targets, meaningful changes in the issuer's financial condition, and changes in the condition and outlook in the issuer's industry.

PRINCIPAL RISKS

Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions that can adversely affect the value of the Fund's holdings.

The principal risk of investing in value stocks is that they may never reach what the Subadvisor believes is their full value or that they may even go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions and therefore the Fund's performance may be lower or higher than that of funds that invest in other types of equity securities (such as those emphasizing growth stocks).

The Fund may invest in companies with mid to small market capitalizations. Such stocks are generally less established and may be more volatile and less liquid than stocks of other companies. Smaller capitalization stocks can be risky. They may be more thinly traded than larger company stocks and consequently
 10

                                                              ALL CAP VALUE FUND

may be more volatile. The returns may vary significantly from the overall stock market. In comparison to stocks of companies with larger capitalizations, these companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes and cyclical, static or moderate growth prospects. Smaller capitalization companies may be more vulnerable to adverse business or market developments than larger-capitalization companies.

ALL CAP VALUE FUND

[ALL CAP VALUE FUND BAR CHART]

95                                                                               29.42
96                                                                               22.41
97                                                                               22.63
98                                                                               -8.10
99                                                                                9.22
00                                                                               11.79
01                                                                               -1.07
02                                                                              -21.02
03                                                                               28.73
04                                                                               11.40

ANNUAL RETURNS, CLASS I SHARES

(by calendar year 1995-2004)

PAST PERFORMANCE

The bar chart (left) and tables (below) indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the last ten years. The table shows how the Fund's average annual total returns (before and after taxes) for one year, five year and ten year periods compare to those of three broad-based market indices. Average Annual Total Returns reflect actual sales loads, service and/or distribution fees. Performance data for the classes vary based on differences in their fee and expense structures. Performance figures for Class A, B and C shares, first offered on January 1, 2004, include the historical performance of Class I shares from January 1, 1995 through December 31, 2003. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

BEST AND WORST QUARTERLY RETURNS, CLASS I SHARES
(1995-2004)

                                                                     RETURN          QUARTER/YEAR
  Highest return/best quarter                                         14.74%            4Q/03
  Lowest return/worst quarter                                        -22.26%            3Q/02




AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2004)

                                                                    1 YEAR          5 YEARS         10 YEARS
  All Cap Value Fund
  Return Before Taxes
   Class A                                                            4.79%          3.14%            8.44%
   Class B                                                            5.17%          3.24%            8.30%
   Class C                                                            9.17%          3.59%            8.30%
   Class I                                                           11.40%          4.61%            9.34%

  Return After Taxes on Distributions(1)
   Class I                                                           11.23%          3.73%            7.28%



  Return After Taxes on Distributions and Sale of Fund
   Shares(1)
   Class I                                                            7.64%          3.58%            7.16%

  S&P 500(R) Index(2)
   (reflects no deduction for fees, expenses, or taxes)              10.88%         -2.30%           12.07%



  Russell 1000(R) Value Index(3)
   (reflects no deduction for fees, expenses, or taxes)              16.49%          5.27%           13.83%

  Russell 3000(R) Value Index(4)
   (reflects no deduction for fees, expenses, or taxes)              16.94%          6.10%           13.84%




1 After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns for Class A, B and C may vary.

2 The S&P 500(R) Index is an unmanaged index widely regarded as the standard for measuring large-cap U.S. stock market performance. Total returns assume the reinvestment of all income and capital gain distributions. You cannot invest directly in an index.

3 The Russell 1000(R) Value Index is an unmanaged index that measures the performance of those Russell 1000(R) Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. The Russell 3000(R) Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns reflect reinvestment of all dividends and capital gains. You cannot invest directly in an index.

4 The Russell 3000(R) Value Index measures the performance of those Russell 3000(R) Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

                                                              ALL CAP VALUE FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

  SHAREHOLDER FEES
  (fees paid directly from your investment)                         CLASS A      CLASS B      CLASS C      CLASS I
  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                                5.50%         None         None         None

  Maximum Deferred Sales Charge (Load)(1)
  (as a percentage of the lesser of the original
  offering price or redemption proceeds)                              None        5.00%        1.00%         None

  Exchange Fee                                                        *            *            *            *

  Maximum Account Fee                                                 None         None         None         None

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)

  Management Fee(2)                                                   .85%         .85%         .85%         .85%

  Distribution and/or Service (12b-1) Fees(3)                         .25%        1.00%        1.00%         None

  Other Expenses(4)                                                   .35%         .35%         .35%         .21%

  Total Annual Fund Operating Expenses(2)                            1.45%        2.20%        2.20%        1.06%




* Except for systematic exchanges, exchanges processed via MainStay's automated system or website, and as to certain accounts for which tracking data is not available, after five exchanges per calendar year, a $10 processing fee may be imposed per exchange.

1 Generally, Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares within one year of the date of purchase.

2 The management fee for the Fund is an annual percentage of the Fund's average net assets. The Manager has voluntarily agreed to waive other fees and/or reimburse the Fund for certain expenses so that total annual fund operating expenses do not exceed .94% for the Class I shares. An equivalent reduction will apply to the Class A, B and C shares of the Fund. With this reduction, for the fiscal year ended October 31, 2004, the management fee paid by each class was ..73%, and total annual fund operating expenses were 1.33% for Class A shares, 2.08% for Class B and C shares, and .94% for the Class I shares. These waivers and/or reimbursements may be discontinued at any time without notice.

3 Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.

4 "Other expenses" include, among other things, fees payable for transfer agency services, which are borne by each class separately. As a result, transfer agency fees and other expenses may differ between the classes.

EXAMPLE

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.

                  CLASS A                    CLASS B                                   CLASS C                   CLASS I
                             Assuming no   Assuming redemption         Assuming no   Assuming redemption
  Expenses after             redemption    at the end of each period   redemption    at the end of each period
   1 Year          $  689      $  223               $  723               $  223               $  323             $  108

   3 Years         $  983      $  688               $  988               $  688               $  688             $  337



   5 Years         $1,299      $1,180               $1,380               $1,180               $1,180             $  585

  10 Years         $2,190      $2,342               $2,342               $2,534               $2,534             $1,294




---------------------------

TOTAL RETURN is a combination of income and realized and unrealized capital gains.

---------------------------

The RUSSELL MIDCAP(R) INDEX is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index, and represents approximately 25% of the total market capitalization of the Russell 1000(R) Index. As of the date of this Prospectus, the market capitalizations of companies in this index range from $594 million to $35.8 billion.

---------------------------
The S&P MIDCAP 400(R) INDEX is a market-value weighted index that consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation, and is a benchmark of mid-capitalization stock price movement. As of the date of this Prospectus, the market capitalizations of companies in this index range from $352 million to $9.3 billion.

MAINSTAY MID CAP OPPORTUNITY FUND

The Mid Cap Opportunity Fund's investment objective is to seek high TOTAL
RETURN.

PRINCIPAL INVESTMENT STRATEGY

The Fund normally invests at least 80% of its assets in common and preferred stock of companies with market capitalizations that, at the time of investment, are similar to the companies in the RUSSELL MIDCAP(R) INDEX, the S&P MIDCAP 400(R) INDEX or a universe selected from the smallest 800 companies of the largest 1,000 companies, ranked by market capitalization.

INVESTMENT PROCESS

The Fund invests primarily in mid-capitalization stocks that NYLIM, the Fund's Manager, determines are value stocks. "Value" stocks are stocks that the Manager determines (1) have strong or improving fundamental characteristics (including margins, working capital, leverage, cash flow, returns on equity and assets) and
(2) have been overlooked by the marketplace so that they are undervalued or underpriced relative to the rest of the Fund's midcap universe. In selecting stocks, the Manager applies quantitative and statistical methods to analyze the relative quality and value of the stocks:

- In selecting stocks, the Manager analyzes financial and operating data of over one thousand companies on a weekly basis, searching for companies with improving operating characteristics, but which are still underpriced or inexpensive relative to the rest of the Fund's midcap universe. The Manager evaluates company operations compared to other companies (both competitors and companies in other industries).

- Under normal conditions, the Manager keeps the Fund fully invested rather than taking temporary cash positions.

The Manager may sell a stock if it becomes relatively overvalued, if better opportunities are identified, or if it determines that the initial investment expectations are not being met.

The Fund may lend up to 20% of its assets. The Fund also may invest:


- up to 20% of its assets in securities of foreign issuers, but only in countries the Manager considers stable and only in securities the Manager considers to be of high quality; and


- in common stock, other equity securities and in equity-related securities, such as preferred stock (including convertible preferred stock), and debt securities convertible into stock.


The Fund may also purchase large-capitalization stocks for additional liquidity and engage in ACTIVE TRADING. The Fund considers large-capitalization stocks to be the top 5% of companies sorted by market capitalization.

PRINCIPAL RISKS

Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions that can adversely affect the value of the Fund's holdings.

                                                        MID CAP OPPORTUNITY FUND

---------------------------
ACTIVE TRADING -- If a fund were to replace all of its portfolio securities over the course of one year, it would have an annual portfolio turnover rate of 100%. A fund with an annual portfolio turnover rate above 100% is viewed as engaged in active trading. Active trading may result in increased transactions costs and the realization of greater net short-term or long-term capital gains.

---------------------------
In a SECURITIES LENDING transaction, a fund lends securities from its portfolio to a broker-dealer (or other financial institution) for a period of time. The fund receives interest and/or a fee and a promise that the securities will be returned on a fixed date.

Mid-cap stocks are generally less established and may be more volatile and less liquid than stocks of larger companies. The returns may vary significantly from the overall stock market. In comparison to stocks of companies with larger capitalizations, these companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes and cyclical, static or moderate growth prospects.

Since the Fund may invest up to 20% of its assets in foreign securities, it can be subject to various risks of loss that are different from the risks of investing in securities of U.S. companies. These include losses due to:

- fluctuating currency values;

- less liquid trading markets;

- greater price volatility;

- political and economic instability;

- less publicly available information about issuers;

- changes in U.S. or foreign tax or currency laws; and

- changes in monetary policy.

The Fund's use of SECURITIES LENDING also presents certain risks. The principal risk of securities lending is that the financial institution that borrows securities from the Fund could go bankrupt and the Fund might not be able to recover the securities or their value.

MID CAP OPPORTUNITY FUND

[MID CAP OPPORTUNITY FUND BAR CHART]

95                                                                               26.82
96                                                                               22.40
97                                                                               32.46
98                                                                               10.35
99                                                                                0.04
00                                                                                5.83
01                                                                                5.65
02                                                                              -10.28
03                                                                               39.27
04                                                                               21.93

ANNUAL RETURNS, CLASS I SHARES
(by calendar year 1995-2004)

PAST PERFORMANCE

The bar chart (left) and table (below) indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the last ten years. The table shows how the Fund's average annual total returns (before and after taxes) for one year, five year and ten year periods compare to those of three broad-based market indices. Average Annual Total Returns reflect actual sales loads, service and/or distribution fees. Performance data for the classes varies based on differences in their fee and expense structures. Performance for Class A and B shares, first offered on January 1, 2004, include the historical performance of Class I shares from January 1, 1995 through December 31, 2003. Performance figures for Class C shares, first offered on January 1, 2004, include the historical performance of the L Class shares (which were redesignated as Class C shares on January 1, 2004) from December 30, 2002 through December 31, 2003 and the historical performance of the Class I shares from January 1, 1995 through December 29, 2002. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

BEST AND WORST QUARTERLY RETURNS, CLASS I SHARES
(1995-2004)

                                                                    RETURN          QUARTER/YEAR
  Highest return/best quarter                                        16.97%            2Q/03
  Lowest return/worst quarter                                       -14.19%            3Q/98

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2004)

                                                                                                         10
                                                                       1 YEAR         5 YEARS          YEARS
  Mid Cap Opportunity Fund(1)
  Return Before Taxes
    Class A                                                            14.82%          9.69%           13.55%
    Class B                                                            15.62%          9.85%           13.29%
    Class C                                                            19.58%         10.13%           13.28%
    Class I                                                            21.93%         11.24%           14.48%
  Return After Taxes on Distributions(2)
    Class I                                                            21.26%         10.98%           13.30%
  Return After Taxes on Distributions and Sale of Fund
    Shares(2)
    Class I                                                            14.82%          9.71%           12.33%
  Russell Midcap(R) Value Index(3)
    (reflects no deduction for fees, expenses, or taxes)               23.71%         13.48%           15.72%
  Russell Midcap(R) Index(4)
    (reflects no deduction for fees, expenses, or taxes)               20.22%          7.59%           14.50%
  S&P 500(R) Index(5)
    (reflects no deduction for fees, expenses, or taxes)               10.88%         -2.30%           12.07%




1 Prior to January 1, 2004, the Fund offered L Class shares, which were subject to a front-end sales charge of 1.00%. The L Class shares also were subject to a contingent deferred sales charge (CDSC) on redemptions of L Class shares within 1 year of purchase. As of January 1, 2004, all outstanding L Class shares of the Fund were redesignated as Class C shares. Average annual total returns for Class C shares for the period of December 30, 2002 to December 31, 2003 therefore are for the L Class shares and reflect the fees and expenses of the L Class shares for that period.

2 After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for the Class I shares of the Fund. After-tax returns for the Class A, B and C shares may vary.

3 The Russell Midcap(R) Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000(R) Value Index. The Russell Midcap(R) Index measures the performance of the 800 smallest companies in the Russell 1000(R) Index, and represents approximately 25% of the total market capitalization of the Russell 1000(R) Index. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

4 The Russell Midcap(R) Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which represent approximately 25% of the total market capitalization of the Russell 1000(R) Index. Total returns assume reinvestment of all dividend and capital gains. You cannot invest directly in an index.

5 The S&P 500(R) Index is an unmanaged index widely regarded as the standard for measuring large-cap U.S. stock market performance. Total returns assume the reinvestment of all income and capital gains distributions. You cannot invest directly in an index.
 16

                                                        MID CAP OPPORTUNITY FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

  SHAREHOLDER FEES
  (fees paid directly from your investment)               CLASS A          CLASS B          CLASS C          CLASS I
  Maximum Sales Charge (Load) Imposed on
  Purchases
  (as a percentage of offering price)                      5.50%             None             None             None

  Maximum Deferred Sales Charge (Load)(1)
  (as a percentage of the lesser of the original
  offering price or redemption proceeds)                    None            5.00%            1.00%             None

  Exchange Fee                                              *                *                *                *

  Maximum Account Fee                                       None             None             None            None

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)

  Management Fee(2)                                         .90%             .90%             .90%             .90%

  Distribution and/or Service (12b-1) Fees(3)               .25%            1.00%            1.00%             None

  Other Expenses(4)                                         .96%             .96%             .96%             .74%

  Total Annual Fund Operating Expenses(2)                  2.11%            2.86%            2.86%            1.64%




* Except for systematic exchanges, exchanges processed via MainStay's automated system or website, and as to certain accounts for which tracking data is not available, after five exchanges per calendar year, a $10 processing fee may be imposed per exchange.

1 Generally, Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares within one year of the date of purchase.

2 The management fee for the Fund is an annual percentage of the Fund's average net assets. The Manager has voluntarily agreed to waive other fees and/or reimburse the Fund for certain expenses so that total annual fund operating expenses do not exceed 1.04% for the Class I shares. An equivalent reduction will apply to the Class A, B and C shares of the Fund. With this reduction, for the fiscal year ended October 31, 2004, the management fee paid by each class was .30%, and total annual fund operating expenses were 1.51% for Class A shares, 2.26% for Class B and C shares, and 1.04% for the Class I shares. These waivers and/or reimbursements may be discontinued at any time without notice.

3 Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.

4 "Other expenses" include, among other things, fees payable for transfer agency services, which are borne by each class separately. As a result, transfer agency fees and other expenses may differ between the classes.

EXAMPLE

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.

                  CLASS A                    CLASS B                                   CLASS C                   CLASS I
                             Assuming no   Assuming redemption         Assuming no   Assuming redemption
  Expenses after             redemption    at the end of each period   redemption    at the end of each period
   1 Year          $  752      $  289               $  789               $  289               $  389             $  167

   3 Years         $1,175      $  886               $1,186               $  886               $  886             $  517



   5 Years         $1,622      $1,508               $1,708               $1,508               $1,508             $  892

  10 Years         $2,857      $3,008               $3,008               $3,185               $3,185             $1,944




---------------------------

TOTAL RETURN is a combination of income and realized and unrealized capital gains.

---------------------------

THE S&P 500(R) INDEX is an unmanaged index widely regarded as the standard for measuring large-cap U.S. stock market performance. Typically, companies included in the S&P 500(R) Index are the largest and most dominant firms in their respective industries. S&P 500(R) is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by the Fund. As of the date of this Prospectus, the market capitalizations of the companies in this index range from $624 million to $381.97 billion.
---------------------------

INDEX FUNDS seek to match their respective indices, unlike other funds that generally seek to beat an index or indices. No attempt is made to manage the portfolio in the traditional sense using economic, financial and market analysis.

MAINSTAY S&P 500 INDEX FUND

The S&P 500 Index Fund's investment objective is to seek to provide investment results that correspond to the TOTAL RETURN performance (reflecting reinvestment of dividends) of common stocks in the aggregate, as represented by the S&P 500(R) INDEX.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in stocks in the S&P 500(R) Index in the same proportion, to the extent feasible, as they are represented in the S&P 500(R) Index.

INVESTMENT PROCESS

NYLIM, the Fund's Manager, uses statistical techniques to determine which stocks are to be purchased or sold to replicate the S&P 500(R) Index to the extent feasible. From time to time, adjustments may be made in the Fund's portfolio because of changes in the composition of the S&P 500(R) Index. The correlation between the performance of the Fund and the S&P 500(R) Index is expected to be at least 0.95, before fees and expenses, on an annual basis. A correlation of
1.00 would indicate perfect correlation, which would be achieved when the NAV of the Fund, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the S&P 500(R) Index.

The Fund's investments also include S&P 500(R) Index futures that are used for cash management purposes.

                                                              S&P 500 INDEX FUND

PRINCIPAL RISKS

Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions that can adversely affect the value of the Fund's holdings.

There is no assurance that the investment performance of the Fund will equal or exceed that of the S&P 500(R) Index. If the value of the S&P 500(R) Index declines, the NAV of shares of the Fund will also decline. The Fund's ability to mirror the S&P 500(R) Index may be affected by, among other things:

- transactions costs;

- changes in either the makeup of the S&P 500(R) Index or number of shares outstanding for the component stocks of the S&P 500(R) Index; and

- the timing and amount of contributions to, and redemptions from, the Fund by shareholders.

Consistent with its principal investment strategies, the Fund's investments include S&P 500(R) Index futures, which are a type of derivative. The Fund may lose money using derivatives. The use of derivatives may increase the volatility of the Fund's net asset value and may involve a small investment of cash relative to the magnitude of risk assumed.

S&P 500 INDEX FUND

[S&P INDEX FUND BAR CHART]

95                                                                               36.88
96                                                                               22.57
97                                                                               32.88
98                                                                               28.62
99                                                                               20.83
00                                                                               -9.11
01                                                                              -12.04
02                                                                              -22.17
03                                                                               28.35
04                                                                               10.60

ANNUAL RETURNS, CLASS I SHARES
(by calendar year 1995-2004)

PAST PERFORMANCE

The bar chart (left) and table (below) indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the last ten years. The table below shows how the Fund's average annual total returns (before and after taxes) for one year, five year and ten year periods compare to those of a broad-based securities index. Average Annual Total Returns reflect actual sales loads, service and/or distribution fees. Performance data for the classes vary based on differences in their fee and expense structures. Performance figures for Class A shares, first offered on January 1, 2004, include the historical performance of Class I shares from January 1, 1995 through December 31, 2003. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

BEST AND WORST QUARTERLY RETURNS, CLASS I SHARES
(1995-2004)

                                                                     RETURN           QUARTER/YEAR
  Highest return/best quarter                                          21.48%             4Q/98
  Lowest return/worst quarter                                         -17.17%             3Q/02




AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2004)

                                                                    1 YEAR           5 YEARS         10 YEARS
  S&P 500 Index Fund
  Return Before Taxes
    Class A                                                         6.90%            -3.28%           11.24%
    Class I                                                         10.60%           -2.45%           11.83%

  Return After Taxes on Distributions(1)
    Class I                                                         10.35%           -3.28%           10.71%



  Return After Taxes on Distributions and Sale of Fund
  Shares(1)
    Class I                                                         7.21%            -2.37%           10.06%

  S&P 500(R) Index(2)
  (reflects no deduction for fees, expenses, or taxes)              10.88%           -2.30%           12.07%




1 After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns for Class A shares may vary.

2 The S&P 500(R) Index is an unmanaged index widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume the reinvestment of all income and capital gain distributions. You cannot invest directly in an index.

                                                              S&P 500 INDEX FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


  SHAREHOLDER FEES
  (fees paid directly from your investment)                         CLASS A         CLASS I
  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                                3.00%            None

  Maximum Deferred Sales Charge (Load)(1)
  (as a percentage of the lesser of the original
  offering price or redemption proceeds)                             None             None

  Exchange Fee                                                           *               *

  Maximum Account Fee                                                None            None

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)

  Management Fee                                                      .50%            .50%

  Distribution and/or Service (12b-1) Fees(2)                         .25%            None

  Other Expenses(3)                                                   .12%            .08%

  Total Annual Fund Operating Expenses(4)                             .87%            .58%

  Less Fee Waivers(4)                                                -.28%           -.28%

  Net Expenses(4)                                                     .59%            .30%





* Except for systematic exchanges, exchanges processed via MainStay's automated system or website, and as to certain accounts for which tracking data is not available, after five exchanges per calendar year, a $10 processing fee may be imposed per exchange.

1 Generally, Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Class A shares that were purchased at net asset value.

2 Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.

3 "Other expenses" include, among other things, fees payable for transfer agency services, which are borne by each class separately. As a result, transfer agency fees and other expenses may differ between the classes.


4 The management fee for the Fund is an annual percentage of the Fund's average net assets. The Manager has contractually agreed to limit the Fund's total fund operating expenses of the Class I shares to .30% and an equivalent reduction will apply to the Class A shares through December 31, 2005. There is no guarantee that the contractual waiver will continue after that date.


EXAMPLE

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.

  EXPENSES AFTER                                                    CLASS A         CLASS I
   1 year                                                           $  358           $ 31

   3 years                                                          $  543           $158

   5 years                                                          $  743           $297

  10 years                                                          $1,328           $708




---------------------------


TOTAL RETURN is a combination of income and realized and unrealized capital gains.

---------------------------

The RUSSELL 2000(R) INDEX is an unmanaged index that measures the performance of the smallest 2,000 companies in the Russell 3000(R) Index, which includes the largest 3,000 U.S. companies determined by market capitalization. As of the date of this Prospectus, the market capitalizations of companies in this index range from $42 million to $6.2 billion.

---------------------------


The S&P SMALLCAP 600(R) INDEXis a market value weighted index of 600 small-capitalization common stocks. As of the date of this Prospectus, the market capitalizations of companies in this index range from $63 million to $5.0 billion.


---------------------------

SMALL-CAPITALIZATION STOCKS are common stocks of relatively small companies that tend to have fewer shares outstanding and thus a smaller trading volume than large-capitalization stocks.

MAINSTAY SMALL CAP OPPORTUNITY FUND

The Small Cap Opportunity Fund's investment objective is to seek high TOTAL RETURN.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its assets in common and preferred stock of companies with market capitalizations, at the time of investment, similar to the companies in the RUSSELL 2000(R) INDEX, the S&P SMALLCAP 600(R) INDEX or a universe selected from the smallest 2,000 companies of the largest 3,000 companies ranked by market capitalization.

INVESTMENT PROCESS

The Fund invests primarily in SMALL-CAPITALIZATION STOCKS that NYLIM, the Fund's Manager, determines are value stocks. "Value" stocks are stocks that NYLIM determines (1) have strong or improving fundamental characteristics (including margins, working capital, leverage, cash flow, returns on equity and assets) and
(2) have been overlooked by the marketplace so that they are undervalued or "underpriced" relative to the rest of the Fund's small cap universe. In selecting stocks, the Manager applies quantitative and statistical methods to analyze the relative quality and price of the stocks:

- In selecting stocks, the Manager analyzes financial and operating data of over one thousand companies on a weekly basis, searching for companies with improving operating characteristics, but which are still underpriced or inexpensive relative to the rest of the Fund's small cap universe. The Manager evaluates company operations compared to other companies (both competitors and companies in other industries).

- Under normal conditions, the Manager keeps the Fund fully invested rather than taking temporary cash positions.

The Manager will sell a stock if it becomes relatively overvalued, if better opportunities are identified, or if it determines the initial investment expectations are not being met.

The Fund may lend up to 20% of its total assets and may invest in common stock, other equity securities and in equity-related securities, such as preferred stock (including convertible preferred stock), and debt securities convertible into common stock.

The Fund may purchase large-capitalization stocks for additional liquidity and engage in ACTIVE TRADING. The Fund considers large-capitalization stocks to be the top 5% of companies sorted by market capitalization.

The Fund may also invest in securities of foreign issuers, but only in countries the Manager considers stable and only in securities the Manager considers to be of high quality.

                                                      SMALL CAP OPPORTUNITY FUND

---------------------------

ACTIVE TRADING -- If a fund were to replace all of its portfolio securities over the course of one year, it would have an annual portfolio turnover rate of 100%. A fund with an annual portfolio turnover rate above 100% is viewed as engaged in active trading. Active trading may result in increased transactions costs and the realization of greater net short-term or long-term capital gains.

---------------------------

In a SECURITIES LENDING transaction, a fund lends securities from its portfolio to a broker-dealer (or other financial institution) for a period of time. The fund receives interest and/or a fee and a promise that the securities will be returned on a fixed date.

PRINCIPAL RISKS
Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions that can adversely affect the value of the Fund's holdings.

In comparison to stocks of companies with larger capitalizations, stocks of small-capitalization companies may have:

- more price volatility,

- greater spreads between their bid and ask prices,

- significantly lower trading volumes, and/or

- cyclical, static or moderate growth prospects.

Small-capitalization companies may be more vulnerable to adverse business or market developments than large-capitalization companies.

The principal risk of investing in value stocks is that they may never reach what the Manager believes is their full value or that they may even go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Fund's performance may be lower or higher than that of funds that invest in other types of equity securities (such as those emphasizing growth stocks).

The Fund's use of SECURITIES LENDING also presents certain risks. The principal risk of securities lending is that the financial institution that borrows securities from the Fund could go bankrupt and the Fund might not be able to recover the securities or their value.

Due to its trading strategies, the Fund may experience a portfolio turnover rate of over 100%. Portfolio turnover measures the amount of trading a Fund does during the year. Funds with high turnover rates (at or over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you will pay taxes, even if you don't sell any shares by year-end).

SMALL CAP OPPORTUNITY FUND

[SMALL CAP OPPORTUNITY FUND BAR CHART]

95                                                                               19.69
96                                                                               29.87
97                                                                               33.30
98                                                                                3.40
99                                                                                3.05
00                                                                               -9.44
01                                                                               13.89
02                                                                               -3.30
03                                                                               53.73
04                                                                               25.79

ANNUAL RETURNS, CLASS I SHARES
(by calendar year 1995-2004)

PAST PERFORMANCE

The bar chart (left) and table (below) indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the last ten years. The table below shows how the Fund's average annual total returns (before and after taxes) for one year, five year and ten year periods compare to those of several broad-based market indices. Average Annual Total Returns reflect actual sales loads, service and/or distribution fees. Performance data for the classes varies based on differences in their fee and expense structures. Performance figures for Class A and B shares, first offered on January 1, 2004, include the historical performance of Class I shares from January 1, 1995 through December 31, 2003. Performance figures for Class C shares, first offered on January 1, 2004, include the historical performance of the L Class shares (which were redesignated as Class C shares on January 1, 2004) from December 30, 2002 through December 31, 2003 and the historical performance of the Class I shares from January 1, 1995 through December 29, 2002. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

BEST AND WORST QUARTERLY RETURNS, CLASS I SHARES
(1995-2004)

                                                                    RETURN          QUARTER/YEAR
  Highest return/best quarter                                        21.15%            4Q/03

  Lowest return/worst quarter                                       -16.91%            3Q/98




AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2004)

                                                                                      5               10
                                                                    1 YEAR          YEARS           YEARS
  Small Cap Opportunity Fund(1)
  Return Before Taxes
   Class A                                                          18.40%         12.45%           14.61%
   Class B                                                          19.19%         12.64%           14.21%
   Class C                                                          23.19%         12.92%           14.24%
   Class I                                                          25.79%         14.04%           15.59%
  Return After Taxes on Distributions(2)
   Class I                                                          21.78%         12.92%           12.91%



  Return After Taxes on Distributions and Sale of Fund
   Shares(2)
   Class I                                                          18.83%         11.86%           12.42%
  Russell 2000(R) Value Index(3)
   (reflects no deduction for fees, expenses, or taxes)             22.25%         17.23%           15.17%



  S&P 500(R) Index(4)
   (reflects no deduction for fees, expenses, or taxes)             10.88%         -2.30%           12.07%
  Russell 2000(R) Index(5)
   (reflects no deduction for fees, expenses, or taxes)             18.33%          6.61%           11.54%



  S&P SmallCap 600(R) Index(6)
   (reflects no deduction for fees, expenses, or taxes)             22.65%         11.60%           14.29%
  Lipper Small Cap Value Funds Index(7)
   (reflects no deduction for fees, expenses, or taxes)             20.65%         16.55%           14.41%




1 Prior to January 1, 2004, the Fund offered L Class shares, which were subject to a front-end sales charge of 1.00%. The L Class shares also were subject to a contingent deferred sales charge (CDSC) on redemptions of L Class shares within 1 year of purchase. As of January 1, 2004, all outstanding L Class shares of the Fund were redesignated as Class C shares. Average annual total returns for Class C shares for the period of December 30, 2003 to December 31, 2003 therefore are for the L Class shares and reflect the fees and expenses of the L Class shares for that period.

2 After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for the Class I shares of the Fund. After-tax returns for the Class A, B and C shares may vary.

3 The Russell 2000(R) Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which, in turn, measures the performance of the 3,000 largest U.S. companies based on total market capitalization. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

4 The S&P 500(R) Index is an unmanaged index widely regarded as the standard for measuring large-cap U.S. stock market performance. Total returns assume the reinvestment of all income and capital gain distributions. You cannot invest directly in an index.

5 The Russell 2000(R) Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which, in turn, is an unmanaged index that includes the 3,000 largest U.S. companies based on total market capitalization, and represents approximately 98% of the investable U.S. equity market. The Russell 2000(R) Index represents approximately 10% of the total market capitalization of the Russell 3000(R) Index. Total returns reflect reinvestment of all dividends and capital gains. You cannot invest directly in an index.

6 The S&P SmallCap 600(R) Index is a market value weighted benchmark of 600 small-capitalization common stocks. You cannot invest directly in an index.

7 The Lipper Small Cap Value Funds Index is an unmanaged index that tracks the performance of the 30 largest small company value funds, after expenses, adjusted for the reinvestment of capital gains distributions and income dividends. You cannot invest directly in an index.
 24

                                                      SMALL CAP OPPORTUNITY FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

  SHAREHOLDER FEES
  (fees paid directly from your investment)                  CLASS A         CLASS B         CLASS C         CLASS I
  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                         5.50%           None            None             None

  Maximum Deferred Sales Charge (Load)(1)
  (as a percentage of the lesser of the original
  offering price or redemption proceeds)                      None            5.00%           1.00%            None

  Exchange Fee                                                 *               *               *                  *

  Maximum Account Fee                                         None            None            None            None

  ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

  Management Fee(2)                                           1.00%           1.00%           1.00%           1.00%

  Distribution and/or Service (12b-1) Fees(3)                  .25%           1.00%           1.00%           None

  Other Expenses(4)                                            .60%            .60%            .60%            .16%

  Total Annual Fund Operating Expenses(2)                     1.85%           2.60%           2.60%           1.16%




* Except for systematic exchanges, exchanges processed via MainStay's automated system or website, and as to certain accounts for which tracking data is not available, after five exchanges per calendar year, a $10 processing fee may be imposed per exchange.

1 Generally, Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares within one year of the date of purchase.

2 The management fee for the Fund is an annual percentage of the Fund's average net assets. The Manager has voluntarily agreed to waive other fees and/or reimburse the Fund for certain expenses so that total annual fund operating expenses do not exceed 1.19% for the Class I shares. An equivalent reduction will apply to the Class A, B and C shares of the Fund. These waivers and/or reimbursements may be discontinued at any time without notice.

3 Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.

4 "Other expenses" include, among other things, fees payable for transfer agency services, which are borne by each class separately. As a result, transfer agency fees and other expenses may differ between the classes.

EXAMPLE

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.

                  CLASS A                    CLASS B                                   CLASS C                   CLASS I
                             ASSUMING NO   ASSUMING REDEMPTION         ASSUMING NO   ASSUMING REDEMPTION
  EXPENSES AFTER             REDEMPTION    AT THE END OF EACH PERIOD   REDEMPTION    AT THE END OF EACH PERIOD
   1 Year          $  728      $  263               $  763               $  263               $  363             $  118

   3 Years         $1,100      $  808               $1,108               $  808               $  808             $  368



   5 Years         $1,496      $1,380               $1,580               $1,380               $1,380             $  638

  10 Years         $2,600      $2,752               $2,752               $2,934               $2,934             $1,409




---------------------------

A REPURCHASE AGREEMENT is an agreement to buy a security at one price and a simultaneous agreement to sell it back later at an agreed upon price that reflects interest.

---------------------------

VARIABLE RATE NOTES are debt securities that provide for periodic adjustments to their interest rates.

---------------------------

FLOATERS (or securities with a floating rate of interest) are debt securities with a variable interest rate that is tied to another interest rate, such as a money-market index or Treasury bill rate.

---------------------------

ASSET-BACKED SECURITIES are debt securities whose values are based on underlying pools of receivables.

MAINSTAY CASH RESERVES FUND

The Cash Reserves Fund's investment objective is to seek a high level of current income while preserving capital and maintaining liquidity.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in high-quality, short-term securities denominated in U.S. dollars that mature in 397 days (13 months) or less. The dollar-weighted average maturity of the Fund's investment portfolio will not exceed 90 days. The securities in which the Fund invests may include:

- obligations issued or guaranteed by the U.S. government or any of its agencies or instrumentalities;

- bank and bank holding company obligations such as CDs and bankers' acceptances;

- commercial paper which is short-term unsecured loans to corporations;

- loans to U.S. and foreign issuers and securities of foreign branches of U.S. banks, such as negotiable CDs, also known as Eurodollars;

- time deposits;

- REPURCHASE AGREEMENTS; and

- corporate debt securities.

The Fund may also invest in VARIABLE RATE NOTES, FLOATERS and ASSET-BACKED SECURITIES. All securities purchased by the Fund must meet the requirements of Rule 2a-7 under the Investment Company Act of 1940 which are designed to mitigate the risk of loss. There must be a reasonable expectation that at any time until the final maturity of a floater or the period remaining until the principal amount can be recovered through demand, the market value of the floater will approximate its amortized cost.

NYLIM, the Fund's Manager, may sell a security if it no longer believes that the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, NYLIM may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, and changes in the condition and outlook in the issuer's industry.

                                                              CASH RESERVES FUND

PRINCIPAL RISKS

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. This could occur because of highly unusual market conditions or a sudden collapse in the creditworthiness of a company once believed to be an issuer of high quality, short-term securities.

Since the Fund invests in U.S. dollar-denominated foreign securities, it can be subject to various risks of loss that are different from the risks of investing in securities of U.S. companies. These may include:

- political and economic instability;

- less publicly available information about issuers; and

- changes in U.S. or foreign tax or currency laws.

The Fund's principal investments include derivatives such as variable rate notes, floaters and asset-backed securities. If the Manager is wrong about its expectations regarding changes in interest rates or market conditions, the use of derivatives could result in a loss. With respect to asset-backed securities, if interest rates fall, the underlying debt may be prepaid ahead of schedule, thereby reducing the value of the Fund's investments.

CASH RESERVES FUND

[CASH RESERVES FUND BAR CHART]

95                                                                               5.63
96                                                                               5.11
97                                                                               5.27
98                                                                               5.25
99                                                                               4.89
00                                                                               6.14
01                                                                               3.96
02                                                                               1.48
03                                                                               0.74
04                                                                               0.92

ANNUAL RETURNS, CLASS I SHARES(1)
(by calendar year 1995-2004)

PAST PERFORMANCE

The bar chart (left) and table (below) indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the last ten years. The table shows how the Fund's average annual total returns for one year, five year and ten year periods compare to those of an index of money market funds. As with all mutual funds, past performance is not necessarily an indication of how the Fund will perform in the future.
FOR CURRENT YIELD INFORMATION, CALL TOLL-FREE 1-800-MAINSTAY (1-800-624-6782).

BEST AND WORST QUARTERLY RETURNS, CLASS I SHARES
(1995-2004)

                                                                    RETURN         QUARTER/YEAR
  Highest return/best quarter                                       1.59%              3Q/00
  Lowest return/worst quarter                                       0.15%              1Q/04




AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2004)

                                                                    1 YEAR         5 YEARS         10 YEARS
  Cash Reserves Fund(2)
    Class I                                                         0.92%           2.63%           3.92%

  7-day current yield
    Class I: 1.72%



  Lipper Money Market Funds Average(1)                              0.60%           2.22%           3.63%




1 The Lipper Money Market Funds Average is an equally weighted performance index adjusted for capital gains distributions and income dividends of all of the money market funds in the Lipper Universe. Lipper Inc., a wholly-owned subsidiary of Reuters Group PLC, is an independent monitor of mutual fund performance. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Lipper returns are unaudited. You cannot invest directly in an index.

                                                              CASH RESERVES FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

  SHAREHOLDER FEES                                                      CLASS
  (fees paid directly from your investment)                               I
  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                                    None

  Maximum Deferred Sales Charge (Load)
  (as a percentage of the lesser of the original
  offering price or redemption proceeds)                                 None



  Exchange Fee                                                              *

  Maximum Account Fee                                                   None



  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)

  Management Fee(1)                                                      .50%



  Distribution and/or Service (12b-1) Fees                               None

  Other Expenses                                                         .10%



  Total Annual Fund Operating Expenses(1)                                .60%




* Except for systematic exchanges, exchanges processed via MainStay's automated system or website, and as to certain accounts for which tracking data is not available, after five exchanges per calendar year, a $10 processing fee may be imposed per exchange.

1 The management fee for the Fund is an annual percentage of the Fund's average net assets. The Manager has voluntarily agreed to waive other fees and/or reimburse the Fund for certain expenses so that total annual fund operating expenses do not exceed .50% for the Class I shares. With this reduction, for the year October 31, 2004, the management fee paid was .40% for the Class I Shares, and total annual fund operating expenses were .50% for the Class I Shares. This waiver and/or reimbursement may be discontinued at any time without notice.

EXAMPLE

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund operating expenses remain the same and that all dividends and distributions are reinvested. There is no sales charge
(load) on reinvested dividends. Your actual costs may be higher or lower than those shown.

  EXPENSES AFTER                                                       CLASS I
   1 year                                                               $ 61

   3 years                                                              $192



   5 years                                                              $335

  10 years                                                              $750




MAINSTAY FLOATING RATE FUND

The MainStay Floating Rate Fund's investment objective is to seek to provide high current income.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its assets in a portfolio of floating rate loans and other floating rate debt securities. The Fund may also purchase fixed income debt securities and money market securities or instruments.

When the Manager believes that market or economic conditions are unfavorable to investors, up to 100% of the Fund's assets may be invested in money market or short-term debt securities. The Manager may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity.

Floating rate loans ("Floating Rate Loans") offer a favorable yield spread over other short-term fixed-income alternatives. Historically, Floating Rate Loans have displayed little correlation to the movements of U.S. common stocks, high-grade bonds, U.S. government securities and other traditional investments.

Floating Rate Loans are provided by banks and other financial institutions to large corporate customers. Companies undertake these loans to finance acquisitions, buy-outs, recapitalizations or other leveraged transactions. Floating Rate Loans are speculative investments and are rated below investment grade quality, but they are not junk bonds. They typically have less credit risk and lower default rates than junk bonds. Typically, these loans are the most senior source of capital in a borrower's capital structure and have certain of the borrower's assets pledged as collateral. The collateral may include both tangible and intangible assets of the borrower.

Floating Rate Loans feature rates that reset regularly, maintaining a fixed spread over the London-Interbank Offered Rate (LIBOR) or the prime rates of large money-center banks. The interest rates for Floating Rate Loans typically reset quarterly, although rates on some loans may adjust at other intervals. Floating Rate Loans mature, on average, in five to seven years, but loan maturity can be as long as nine years.

The Fund may invest up to 25% of its total assets in foreign securities. The foreign securities are generally U.S. dollar-denominated loans and other debt securities issued by one or more non-U.S. borrower(s) without a U.S. domiciled co-borrower.

INVESTMENT PROCESS

In pursuing the Fund's investment strategy, the Manager seeks to identify investment opportunities based on the financial condition and competitiveness of individual companies. The Manager seeks to invest in companies with a high margin of safety that are leaders in industries with high barriers to entry. The Manager prefers companies with positive free cash flow, solid asset coverage and management teams with strong track records. In virtually every phase of the investment process, the Manager attempts to control risk and limit defaults.

The Manager may sell a security if it no longer believes the security will contribute to meeting the investment objectives of the Fund. In considering
 30

                                                              FLOATING RATE FUND

whether to sell a security, the Manager may evaluate, among other things, meaningful changes in the issuer's financial condition and competitiveness. The Manager continually evaluates market factors and comparative metrics to determine relative value.

PRINCIPAL RISKS

The values of debt securities fluctuate depending upon various factors, including:

- Credit Risk

- Liquidity

- Interest Rates

The Floating Rate Loans in which the Fund principally invests are usually rated less than investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a higher interest rate because of the increased risk of loss. Although certain Floating Rate Loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the Fund's net asset value ("NAV") could go down and you could lose money.

An active trading market may not exist for many of the Fund's loans. In addition, some loans may be subject to restrictions on their resale, which may prevent the fund from obtaining the full value of the loan when it is sold. If this occurs, the Fund may experience a decline in its NAV. Some of the Fund's investments may be considered to be illiquid.

Investments in fixed-income securities are subject to the risk that interest rates could rise, causing the value of the Fund's securities and share price to decline. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes than shorter term bonds. Generally, the longer the average maturity of the bonds in a fund, the more a fund's share price will fluctuate in response to interest rate changes. Securities with floating interest rates generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as fast as interest rates in general.

Since the Fund may invest in U.S. dollar-denominated securities of foreign issuers, it can be subject to various risks of loss that are different from risks of investing in securities of U.S. companies. These include losses due to less liquid trading markets, greater price volatility, political and economic instability, less publicly available information about issuers, changes in U.S. or foreign tax laws, and changes in monetary policy.

The Fund is "non-diversified," which means that it may invest a greater percentage of its assets than other funds in a particular issuer. This may make it more susceptible than diversified funds to risks associated with an individual issuer, and to single economic, political or regulatory occurrences.

FLOATING RATE FUND

PAST PERFORMANCE

As of the date of this prospectus, the Fund did not have a full calendar year of operation. For the period from May 3, 2004 to December 31, 2004, the Fund's total returns for Class I shares were 2.52% before taxes. As with all mutual funds, past performance is not necessarily an indication of how the Fund will perform in future.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

  SHAREHOLDER FEES
  (fees paid directly from your investment)                     CLASS A         CLASS B         CLASS C         CLASS I
  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                            3.00%           None            None            None

  Maximum Deferred Sales Charge (Load)(1)
  (as a percentage of the lesser of the original
  purchase price or redemption proceeds)                         None            3.00%           1.00%           None

  Redemption Fee(2)
  (as a percentage of redemption proceeds)                       2.00%           2.00%           2.00%           2.00%

  Exchange Fee                                                    *               *               *               *
  Maximum Account Fee                                            None            None            None            None

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)
  Management Fee(3)                                               .60%            .60%            .60%            .60%

  Distribution and/or Service (12b-1) Fees(4)                     .25%           1.00%           1.00%           None
  Other Expenses(5)                                               .22%            .22%            .22%            .22%

  Total Annual Fund Operating Expenses(3)                        1.07%           1.82%           1.82%            .82%




* Except for systematic exchanges processed via MainStay's automated system, and as to certain accounts for which tracking data is not available, after five exchanges per calendar year, a $10 fee may be imposed per exchange.

1 Generally, Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares within one year of the date of purchase.

2 The redemption fee applies only to redemptions (including exchanges) of Fund shares made within 60 days of purchase. The fee, where applicable, is deducted from your redemption proceeds and is payable to the Fund. The fee is to ensure that portfolio trading costs are borne by investors making short-term transactions and not by long-term shareholders in the Fund. Please see "Redemption Fee" for additional information.

3 The management fee for the Fund is an annual percentage of the Fund's average net assets. The Manager has voluntarily agreed to waive other fees and/or reimburse the Fund for certain expenses so that total annual fund operating expenses do not exceed 0.90% for Class I shares. An equivalent reduction will apply to the Class A, B and C shares of the Fund. These waivers and/or reimbursements may be discontinued at any time without notice.

4 Because the 12b-1 fee is an on-going fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.

5 Other expenses include, among other things, fees payable for transfer agency services, which are borne by each class separately. As a result, transfer agency fees and other expenses may differ between the classes.

EXAMPLE

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.

                  CLASS A                    CLASS B                                   CLASS C                   CLASS I
                             Assuming no   Assuming redemption         Assuming no   Assuming redemption
  Expenses after             redemption    at the end of each period   redemption    at the end of each period
   1 Year          $  406      $  185               $  485               $  185               $  285             $   84

   3 Years         $  630      $  573               $  773               $  573               $  573             $  262




                      [This page intentionally left blank]

---------------------------

INDEX FUNDS seek to match their respective indices, unlike other funds which generally seek to beat an index or indices. No attempt is made to manage the portfolio in the traditional sense using economic, financial and market analysis.

---------------------------

TOTAL RETURN is a combination of income and realized and unrealized capital gains.

---------------------------

The Citigroup Broad Investment Grade Bond Index (the "BIG INDEX") is an unmanaged capitalization-weighted index that contains approximately 5,500 individually priced fixed income securities. The BIG Index is generally considered to be representative of the U.S. bond market.

MAINSTAY INDEXED BOND FUND

The Indexed Bond Fund's investment objective is to seek to provide investment results that correspond to the TOTAL RETURN performance of fixed income securities in the aggregate, as represented by the BIG Index.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in fixed income securities in the BIG INDEX. The BIG Index includes investment grade corporate bonds, U.S. dollar-denominated securities of foreign issuers, U.S. Treasury or agency issues, MORTGAGE-RELATED SECURITIES, and other securities. Corporate bonds and securities of foreign issuers must be rated BBB or better by S&P or Baa or better by Moody's.

INVESTMENT PROCESS

NYLIM, the Fund's Manager, employs a specialized method to track performance of the BIG Index. Using this method, the Fund invests in fixed income securities which, in the aggregate, are expected to mirror the performance of the BIG Index. From time to time, adjustments may be made in the Fund's portfolio because of changes in the composition of the BIG Index, but such changes should be infrequent. The correlation between the performance of the Fund and the BIG Index is expected to be at least 0.95, on an annual basis. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the NAV of the Fund, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the BIG Index.

The Fund's principal investments may have fixed, variable, FLOATING or INVERSE FLOATING rates of interest.

The average life of the securities in the Fund's portfolio will approximate that of securities in the BIG Index, which will vary from time to time.

                                                               INDEXED BOND FUND

---------------------------

MORTGAGE-RELATED (including mortgage-backed) SECURITIES are debt securities whose values are based on underlying pools of mortgages. These securities may be issued by U.S. governmental entities or private issuers.

---------------------------
FLOATERS (or securities with a floating rate of interest) are debt securities with a variable interest rate that is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest on an INVERSE FLOATER (or a security with an inverse floating rate of interest) resets in the opposite direction from the interest rate to which the inverse floater is indexed.

PRINCIPAL RISKS
The values of debt securities fluctuate depending upon various factors, including:

- interest rates;

- issuer creditworthiness;

- market conditions; and

- maturities.

There is no assurance that the investment performance of the Fund will equal or exceed that of the BIG Index. If the value of the BIG Index declines, the NAV of shares of the Fund will also decline. The Fund's ability to track the BIG Index may be affected by, among other things:

- transaction costs;

- changes in either the composition of the BIG Index or the number of bonds outstanding for the components of the BIG Index; and

- timing and amount of contributions to and redemptions from the Fund by shareholders.

Since the Fund can invest in foreign securities, it can be subject to various risks of loss that are different from the risks of investing in securities of U.S. companies. These include losses due to:

- fluctuating currency values;

- less liquid trading markets;

- greater price volatility;

- political and economic instability;

- less publicly available information about issuers;

- changes in U.S. or foreign tax or currency laws; and

- changes in monetary policy.

The risks of investing in foreign securities are likely to be greater for investments in countries with emerging markets than in countries with developed markets.

The Fund's principal investments include derivatives such as floaters, inverse floaters and mortgage-related securities. The Fund may use derivatives to try to enhance returns or reduce the risk of loss (hedge) of certain of its holdings. Regardless of the purpose, the Fund may lose money using derivatives. The derivatives may increase the volatility of the Fund's NAV and may involve a small investment of cash relative to the magnitude of risk assumed.

Due to its trading strategies, the Fund may experience a portfolio turnover rate of over 100%. Portfolio turnover measures the amount of trading a Fund does during the year. Funds with high turnover rates (at or over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you will pay taxes, even if you don't sell any shares by year-end).

INDEXED BOND FUND

[INDEXED BOND FUND BAR CHART]

95                                                                               18.07
96                                                                                2.55
97                                                                                9.01
98                                                                                8.21
99                                                                               -2.18
00                                                                               11.60
01                                                                                7.52
02                                                                               10.02
03                                                                                3.34
04                                                                                3.82

ANNUAL RETURNS, CLASS I SHARES
(by calendar year 1995-2004)

PAST PERFORMANCE

The bar chart (left) and table (below) indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the last ten years. The table below shows how the Fund's average annual total returns (before and after taxes) for one year, five year and ten year periods compare to those of a broad-based securities market index. Average Annual Total Returns reflect actual sales loads, service and/or distribution fees. Performance data for the classes vary based on differences in their fee and expense structures. Performance figures for Class A shares, first offered on January 1, 2004, include the historical performance of Class I shares from January 1, 1995 through December 31, 2003. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

BEST AND WORST QUARTERLY RETURNS, CLASS I SHARES
(1995-2004)

                                                                    RETURN          QUARTER/YEAR
  Highest return/best quarter                                         5.97%             2Q/95
  Lowest return/worst quarter                                        -2.54%             2Q/04

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2004)

                                                                    1 YEAR         5 YEARS         10 YEARS
  Indexed Bond Fund
  Return Before Taxes
    Class A                                                         0.51%           6.32%           6.49%
    Class I                                                         3.82%           7.21%           7.06%

  Return After Taxes on Distributions(1)
    Class I                                                         2.50%           5.21%           4.65%



  Return After Taxes on Distributions and Sale of Fund
  Shares(1)
    Class I                                                         2.47%           4.95%           4.54%

  BIG Index(2) (reflects no deduction for fees, expenses, or
  taxes)                                                            4.48%           7.73%           7.74%




1 After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns for Class A shares may vary.

2 The Citigroup Broad Investment Grade (BIG) Bond Index is an unmanaged, capitalization-weighted index that contains approximately 5,500 individually priced fixed income securities, and is generally considered representative of the U.S. bond market. You cannot invest directly in an index.

                                                               INDEXED BOND FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


  SHAREHOLDER FEES
  (fees paid directly from your investment)                         CLASS A         CLASS I
  Maximum Sales Charge (Load) Imposed on Purchases of Shares
  (as a percentage of offering price)                                3.00%            None

  Maximum Deferred Sales Charge (Load)(1)
  (as a percentage of the lesser of the original
  offering price or redemption proceeds)                             None             None



  Exchange Fee                                                        *               *

  Maximum Account Fee                                                 None            None



  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)

  Management Fee(2)                                                   .40%            .40%



  Distribution and/or Service (12b-1) Fees(3)                         .25%            None

  Other Expenses(4)                                                   .19%            .16%



  Total Annual Fund Operating Expenses(2)                             .84%            .56%





* Except for systematic exchanges, exchanges processed via MainStay's automated system or website, and as to certain accounts for which tracking data is not available, after five exchanges per calendar year, a $10 processing fee may be imposed per exchange.

1 Generally, Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Class A shares that were purchased at net asset value.


2 The management fee for the Fund is an annual percentage of the Fund's average net assets. The Manager has contractually agreed to reduce the Fund's management fee to .40% from .50% through October 31, 2005. In addition, the Manager has voluntarily agreed to waive other fees and/or reimburse the Fund for certain expenses so that total fund operating expenses do not exceed .50% for the Class I shares. An equivalent reduction will apply to the Class A shares of the Fund. If these waivers and/or reimbursements had been in effect for the year ended October 31, 2004, the management fee paid would have been .34% and total fund operating expenses would have been .50% for Class I shares and .78% for Class A shares. There is no guarantee that this contractual waiver will continue after October 31, 2005. The voluntary waivers and/or reimbursements may be discontinued at any time without notice.


3 Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.

4 "Other expenses" include, among other things, fees payable for transfer agency services, which are borne by each class separately. As a result, transfer agency fees and other expenses may differ between the classes.

EXAMPLE

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.


  EXPENSES AFTER                                                    CLASS A         CLASS I
   1 year                                                           $  383           $ 57

   3 years                                                          $  581           $201



   5 years                                                          $  795           $358

  10 years                                                          $1,410           $812




---------------------------

TOTAL RETURN is a combination of income and realized and unrealized capital gains.

---------------------------

ZERO COUPON BONDS are debt obligations issued without any requirement for the periodic payment of interest. They are issued at a significant discount to their face value and tend to be more volatile than conventional debt securities.

---------------------------

MUNICIPAL BONDS are bonds issued by, or on behalf of, the states, the District of Columbia, the territories, common-wealths and possessions of the United States and their political subdivisions, and agencies, authorities and instrumentalities.

---------------------------

MORTGAGE-RELATED (including mortgage-backed) SECURITIES are debt securities whose values are based on underlying pools of mortgages. These securities may be issued by U.S. governmental entities or private issuers.

MAINSTAY INTERMEDIATE TERM BOND FUND

The Intermediate Term Bond Fund's investment objective is to seek to maximize TOTAL RETURN, consistent with liquidity, low risk to principal and investment in debt securities.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its assets in bonds, which include all types of debt securities such as:

- debt or debt-related securities issued or guaranteed by the U.S. or foreign governments, their agencies or instrumentalities;

- obligations of international or supranational entities;

- debt securities issued by U.S. or foreign corporate entities;

- ZERO COUPON BONDS;

- MUNICIPAL BONDS;

- MORTGAGE-RELATED and other ASSET-BACKED SECURITIES; and

- LOAN PARTICIPATION INTERESTS.

The effective maturity of this portion of the Fund's portfolio will usually be in the intermediate range (three to ten years), although it may vary depending on market conditions as determined by MacKay Shields, the Fund's Subadvisor.

At least 65% percent of the Fund's total assets will be invested in debt securities rated Baa or better by Moody's Investors Service, Inc. ("Moody's") or BBB or better by S&P when purchased, or if unrated, determined by the Subadvisor to be of comparable quality.

As part of the Fund's principal investment strategies, the Subadvisor may use investment practices such as MORTGAGE DOLLAR ROLLS and portfolio SECURITIES LENDING.

INVESTMENT PROCESS

In pursuing the Fund's investment strategy, the Fund's Subadvisor conducts a continuing review of yields and other information derived from a data base which it maintains in managing fixed-income portfolios.

Fundamental economic cycle analysis, credit quality and interest rate trends are the principal factors considered by the Subadvisor in determining whether to increase or decrease the emphasis placed upon a particular type of security or industry sector within the Fund's investment portfolio. Maturity shifts are based on a set of investment decisions that take into account a broad range of fundamental and technical indicators.

Consistent with its principal investment strategy, the Fund may purchase debt securities of U.S. issuers, including derivatives such as mortgage-related and asset-backed securities. Commercial paper must be, when purchased, rated Prime-1 by Moody's or A-1 by S&P, or if unrated, determined by the Subadvisor to be of comparable quality. The Fund's principal investments may have fixed or FLOATING rates of interest.

                                                     INTERMEDIATE TERM BOND FUND

---------------------------

ASSET-BACKED SECURITIES are debt securities whose values are based on underlying pools of receivables.

---------------------------

LOAN PARTICIPATION INTERESTS are debt securities that represent fractional interests in a larger loan.
---------------------------
In a MORTGAGE DOLLAR ROLL, the Fund sells a mortgage-backed security from its portfolio to another party and agrees to buy a similar security from the same party at a lower price at a later date.

---------------------------
In a SECURITIES LENDING transaction, a fund lends securities from its portfolio to a broker-dealer (or other financial institution) for a period of time. The fund receives interest and/or a fee and a promise that the securities will be returned on a fixed date.
---------------------------
FLOATERS (or securities with a floating rate of interest) are debt securities with a variable interest rate that is tied to another interest rate, such as a money-market index or the Treasury bill rate.

The Subadvisor may sell a security if it no longer believes that the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, and changes in the condition and outlook in the issuer's industry.

PRINCIPAL RISKS

The values of debt securities fluctuate depending upon various factors, including:

- interest rates;

- issuer creditworthiness;

- market conditions; and

- maturities.

Investments in loan participation interests are subject to the risk that there may not be a readily available market which in some cases could result in the Fund disposing of such security at a substantial discount from face value or holding such security until maturity. In addition, the credit risk associated with investments in loan participation interests may include the credit risk of the underlying corporate borrower as well as the lending institution or other participant from whom the Fund purchased such loan participation interests.

The Fund may invest up to 10% of its total assets in high-yield debt securities ("junk bonds"), which are generally considered speculative because they present a greater risk of loss and price volatility than higher quality debt securities. Because of the increased risk, high-yield securities pay investors a premium -- a higher interest rate or yield -- than higher quality debt securities.

Since the Fund can invest in foreign securities, it can be the subject to various risks of loss that are different from the risks of investing in securities of U.S. companies. These include losses due to:

- fluctuating currency values;

- less liquid trading markets;

- greater price volatility;

- political and economic instability;

- less publicly available information about issuers;

- changes in U.S. or foreign tax or currency laws; and

- changes in monetary policy.

The Fund's investments include derivatives such as floaters and mortgage-related and asset-backed securities. The Fund may use derivatives to try to enhance returns or reduce the risk of loss (hedge) of certain of its holdings. Regardless of the purpose, the Fund may lose money using derivatives. The use of derivatives such as floaters may increase the volatility of the Fund's net asset value and may involve a small investment of cash relative to the magnitude of risk assumed.

The Fund's use of mortgage dollar rolls and securities lending also present certain risks. The principal risk of mortgage dollar rolls is that the security the Fund receives at the end of the transaction may be worth less than the security the Fund sold to the same counterparty at the beginning of the transaction. The principal risk of securities lending is that the financial institution that borrows securities from the Fund could go bankrupt and the Fund might not be able to recover the securities or their value.

Due to its trading strategies, the Fund may experience a portfolio turnover rate of over 100%. Portfolio turnover measures the amount of trading a Fund does

INTERMEDIATE TERM BOND FUND

during the year. Funds with high turnover rates (at or over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you will pay taxes, even if you don't sell any shares by year-end).

                                                     INTERMEDIATE TERM BOND FUND

[INTERMEDIATE TERM BOND FUND BAR CHART]

95                                                                               17.88
96                                                                                2.80
97                                                                                8.57
98                                                                                7.93
99                                                                               -2.47
00                                                                               10.93
01                                                                                7.94
02                                                                                6.71
03                                                                                4.02
04                                                                                4.54

ANNUAL RETURNS, CLASS I SHARES
(by calendar year 1995-2004)

PAST PERFORMANCE

The bar chart (left) and tables (below) indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the last ten years. The table shows how the Fund's average annual total returns (before and after taxes) for one year, five year and ten year periods compare to those of a broad-based market index. Average Annual Total Returns reflect actual sales loads, service and/or distribution fees. Performance data for the classes vary based on differences in their fee and expense structures. Performance figures for Class A, B and C shares, first offered on January 1, 2004, include the historical performance of Class I shares from January 1, 1995 through December 31, 2003. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

BEST AND WORST QUARTERLY RETURNS, CLASS I SHARES
(1995-2004)

                                                                    RETURN          QUARTER/YEAR
  Highest return/best quarter                                         6.00%            2Q/95

  Lowest return/worst quarter                                        -2.57%            2Q/04




AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2004)

                                                                    1 YEAR         5 YEARS         10 YEARS
  Intermediate Term Bond Fund
  Return Before Taxes
    Class A                                                         -0.53%          5.55%           6.01%
    Class B                                                         -1.52%          5.43%           5.72%
    Class C                                                          2.48%          5.76%           5.72%
    Class I                                                          4.54%          6.80%           6.76%

  Return After Taxes on Distributions(1)
    Class I                                                          3.29%          4.91%           4.56%



  Return After Taxes on Distributions and Sale of Fund
    Shares(1)
    Class I                                                          2.93%          4.66%           4.43%

  Lehman Brothers(R) Aggregate Bond Index(2)
    (reflects no deduction for fees, expenses, or taxes)             4.34%          7.71%           7.72%




1 After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns for Class A, B and C shares may vary.

2 The Lehman Brothers(R) Aggregate Bond Index (the "Aggregate Index") includes the following other Lehman Brothers(R) indices: the Government Index, the Corporate Index, the Mortgage-Backed Securities Index and the Asset-Backed Securities Index. To qualify for inclusion in the Aggregate Index, securities must be U.S. dollar-denominated and investment grade, and have a fixed-rate coupon, a remaining maturity or average life of at least one year, and a par amount outstanding of at least $150 million. You cannot invest directly in an index.

INTERMEDIATE TERM BOND FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

  SHAREHOLDER FEES
  (fees paid directly from your investment)                    CLASS A         CLASS B         CLASS C         CLASS I
  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                           4.50%            None            None            None

  Maximum Deferred Sales Charge (Load)(1)
  (as a percentage of the lesser of the original
  offering price or redemption proceeds)                        None            5.00%           1.00%            None



  Exchange Fee                                                      *               *               *               *

  Maximum Account Fee                                            None            None            None            None



  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)

  Management Fee(2)                                              .75%            .75%            .75%            .75%



  Distribution and/or Service (12b-1) Fees(3)                    .25%           1.00%           1.00%            None

  Other Expenses(4)                                              .37%            .37%            .37%            .18%



  Total Annual Fund Operating Expenses(2)                       1.37%           2.12%           2.12%            .93%




* Except for systematic exchanges, exchanges processed via MainStay's automated system or website, and as to certain accounts for which tracking data is not available, after five exchanges per calendar year, a $10 processing fee may be imposed per exchange.

1 Generally, Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares within one year of the date of purchase.

2 The management fee for the Fund is an annual percentage of the Fund's average net assets. The Manager has voluntarily agreed to waive other fees and/or reimburse the Fund for certain expenses so that total annual fund operating expenses do not exceed 0.75% for the Class I shares. An equivalent reduction will apply to the Class A, B and C shares of the Fund. With this reduction, for the fiscal year ended October 31, 2004, the management fee paid by each class was .57%, and total annual fund operating expenses were 1.19% for Class A shares, 1.94% for Class B and C shares, and .75% for the Class I shares. These waivers and/or reimbursements may be discontinued at any time without notice.

3 Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.

4 "Other expenses" include, among other things, fees payable for transfer agency services, which are borne by each class separately. As a result, transfer agency fees and other expenses may differ between the classes.

EXAMPLE

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.

                  CLASS A                    CLASS B                                   CLASS C                   CLASS I
                             Assuming no   Assuming redemption         Assuming no   Assuming redemption
  Expenses after             redemption    at the end of each period   redemption    at the end of each period
   1 Year          $  583      $  215               $  715               $  215               $  315             $   95

   3 Years         $  864      $  664               $  964               $  664               $  664             $  296



   5 Years         $1,166      $1,139               $1,339               $1,139               $1,139             $  515

  10 Years         $2,022      $2,261               $2,261               $2,452               $2,452             $1,143




                      [This page intentionally left blank]

---------------------------

TOTAL RETURN is a combination of income and realized and unrealized capital gains.

---------------------------

In a MORTGAGE DOLLAR ROLL, a fund sells a mortgage-backed security from its portfolio to another party and agrees to buy a similar security from the same party at a lower price at a later date.

---------------------------

In a SECURITIES LENDING transaction, a fund lends securities from its portfolio to a broker-dealer (or other financial institution) for a period of time. The fund receives interest and/or a fee and a promise that the securities will be returned on a fixed date.

---------------------------

MORTGAGE-RELATED (including mortgage-backed) SECURITIES are debt securities whose values are based on underlying pools of mortgages. These securities may be issued by U.S. governmental entities or private issuers.

MAINSTAY SHORT TERM
BOND FUND

The Short Term Bond Fund's investment objective is to seek to maximize TOTAL RETURN, consistent with liquidity, preservation of capital and investment in short-term debt securities.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its assets in an actively managed, diversified portfolio of debt securities, including securities with special features (e.g. puts and variable or floating rates) which have price characteristics similar to debt securities. Normally, the Fund will have a dollar-weighted average maturity of three years or less.

As part of the Fund's principal strategies, MacKay Shields, the Fund's Subadvisor, may use investment practices such as MORTGAGE DOLLAR ROLLS and portfolio SECURITIES LENDING.

INVESTMENT PROCESS

In pursuing the Fund's investment strategy, the Subadvisor conducts a continuing review of yields and other information derived from databases which it maintains in managing fixed-income portfolios. Fundamental economic cycle analysis, credit quality and interest rate trends are the principal factors considered by the Subadvisor in determining whether to increase or decrease the investment emphasis placed on a particular type of security or industry sector within the Fund's investment portfolio.

The Fund's principal investments include:

- obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities;

- MORTGAGE-RELATED and ASSET-BACKED SECURITIES;

- CDs, time deposits and bankers' acceptances issued by U.S. banks or savings and loan associations; and

- debt securities issued by U.S. corporate entities.

The Fund invests in securities rated Baa or better by Moody's or rated BBB or better by S&P, or if unrated, determined by the Subadvisor to be of comparable quality; and invests in corporate commercial paper only if rated, when purchased, Prime-1 by Moody's or A-1 by S&P, or if unrated, determined by the Subadvisor to be of comparable quality. The Fund's principal investments may have fixed, variable or floating rates of interest.

The Subadvisor may sell a security if it no longer believes that the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, and changes in the condition and outlook in the issuer's industry.

                                                            SHORT TERM BOND FUND

---------------------------

ASSET-BACKED SECURITIES are debt securities whose values are based on underlying pools of receivables.

---------------------------

FLOATERS (or securities with a floating rate of interest) are debt securities with a variable interest rate that is tied to another interest rate, such as a money-market index or Treasury bill rate.

PRINCIPAL RISKS
The values of debt securities fluctuate depending upon various factors, including:

- interest rates;

- issuer creditworthiness;

- market conditions; and

- maturities.

The Fund's investments include derivatives such as mortgage-related and asset-backed securities and FLOATERS. The Fund may use derivatives to try to enhance returns or reduce the risk of loss (hedge) of certain of its holdings. Regardless of the purpose, the Fund may lose money using derivatives. The use of derivatives such as floaters may increase the volatility of the Fund's NAV and may involve a small investment of cash relative to the magnitude of risk assumed.

Due to its trading strategies, the Fund may experience a portfolio turnover rate of over 100%. Portfolio turnover measures the amount of trading the Fund does during the year. Funds with high portfolio turnover rates (at or over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you will pay taxes, even if you don't sell any shares by year-end).

The Fund's use of mortgage dollar rolls and securities lending also presents certain risks. The principal risk of mortgage dollar rolls is that the security the Fund receives at the end of the transaction may be worth less than the security the Fund sold to the same counterparty at the beginning of the transaction. The principal risk of securities lending is that the financial institution that borrows securities from the Fund could go bankrupt and the Fund might not be able to recover the securities or their value.

Due to its trading strategies, the Fund may experience a portfolio turnover rate of over 100%. Portfolio turnover measures the amount of trading a Fund does during the year. Funds with high turnover rates (at or over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you will pay taxes, even if you don't sell any shares by year-end).

SHORT TERM BOND FUND

[SHORT TERM BOND FUND BAR CHART]

95                                                                               10.27
96                                                                                4.81
97                                                                                6.13
98                                                                                6.37
99                                                                                2.40
00                                                                                8.11
01                                                                                7.92
02                                                                                4.28
03                                                                                1.77
04                                                                                0.66

ANNUAL RETURNS, CLASS I SHARES
(by calendar year 1995-2004)

PAST PERFORMANCE

The bar chart (left) and tables (below) indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the last ten years. The table shows how the Fund's average annual total returns (before and after taxes) for one year, five year and ten year periods compare to those of a broad-based market index. Average Annual Total Returns reflect actual sales loads, service and/or distribution fees. Performance data for the classes vary based on differences in their fee and expense structures. Performance figures for Class A shares, first offered on January 1, 2004, include the historical performance of Class I shares from January 1, 1995 through December 31, 2003. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

BEST AND WORST QUARTERLY RETURNS, CLASS I SHARES
(1995-2004)

                                                                                       RETURN          QUARTER/YEAR
  Highest return/best quarter                                                           3.31%             1Q/95
  Lowest return/worst quarter                                                          -1.32%             2Q/04




AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2004)

                                                                    1 YEAR         5 YEARS         10 YEARS
  Short Term Bond Fund
  Return Before Taxes
    Class A                                                         -2.82%          3.57%           4.64%
    Class I                                                          0.66%          4.50%           5.23%

  Return After Taxes on Distributions(1)
    Class I                                                         -0.04%          3.08%           3.12%



  Return After Taxes on Distributions and Sale of Fund
    Shares(1)
    Class I                                                          0.45%          2.97%           3.14%

  Citigroup 1-3 Year Treasury Index(2)
    (reflects no deduction for fees, expenses, or taxes)             0.89%          4.92%           5.69%



  Citigroup 1-3 year U.S. Treasury Agency Index(3)
    (reflects no deduction for fees, expenses, or taxes)             1.03%          5.10%           5.78%




1 After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns for Class A shares may vary.

2 The Citigroup 1-3 Year Treasury Index is an index comprised of U.S. Treasury Notes and Bonds with maturities of one year or greater, but less than three years (minimum amount outstanding is $1 billion per issue). You cannot invest directly in an index.

3 The Citigroup 1-3 year U.S. Treasury Agency Index is an index comprised of U.S. Treasury Notes (minimum amount outstanding is $1 billion per issue) and Agency security (minimum amount outstanding is $200 million per issue) with maturities of one year or greater, but less than three years. You cannot invest directly in an index.

                                                            SHORT TERM BOND FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

  SHAREHOLDER FEES
  (fees paid directly from your investment)                         CLASS A         CLASS I
  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                                3.00%            None

  Maximum Deferred Sales Charge (Load)(1)
  (as a percentage of the lesser of the original
  offering price or redemption proceeds)                              None            None



  Exchange Fee                                                        *               *

  Maximum Account Fee                                                None            None



  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)

  Management Fee(2)                                                   .60%            .60%



  Distribution and/or Service (12b-1) Fees(3)                         .25%            None

  Other Expenses(4)                                                   .33%            .18%



  Total Annual Fund Operating Expenses(2)                            1.18%            .78%




* Except for systematic exchanges, exchanges processed via MainStay's automated system or website, and as to certain accounts for which tracking data is not available, after five exchanges per calendar year, a $10 processing fee may be imposed per exchange.

1 Generally, Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Class A shares that were purchased at net asset value.

2 The management fee for the Fund is an annual percentage of the Fund's average net assets. The Manager has voluntarily agreed to waive other fees and/or reimburse the Fund for certain expenses so that total annual fund operating expenses do not exceed 0.60% for the Class I shares. An equivalent reduction will apply to the Class A shares of the Fund. With this reduction, for the fiscal year ended October 31, 2004, the management fee paid by each class was ..42%, and total annual fund operating expenses were .60% for Class I shares and 1.00% for Class A shares. These waivers and/or reimbursements may be discontinued at any time without notice.

3 Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.

4 "Other expenses" include, among other things, fees payable for transfer agency services, which are borne by each class separately. As a result, transfer agency fees and other expenses may differ between the classes.

EXAMPLE

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.

  EXPENSES AFTER                                                    CLASS A          CLASS I
   1 year                                                            $  417           $   80

   3 years                                                           $  663           $  249



   5 years                                                           $  930           $  433

  10 years                                                           $1,689           $  966




---------------------------

TOTAL RETURN is a combination of income and realized and unrealized capital gains.

---------------------------

S&P 500(R), S&P MIDCAP 400(R) INDEX, S&P SMALLCAP 600(R) INDEX and S&P(R) are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Fund. Each S&P Index is an unmanaged index and is considered generally representative of a different capitalization segment of the U.S. stock market.

---------------------------
The MORGAN STANLEY REIT(R) INDEX is an unmanaged capitalization-weighted index of the most actively traded REITs, and is designed to be a measure of real estate equity performance. A REIT is a company that manages a portfolio of real estate investments.

MAINSTAY ASSET MANAGER FUND

The Asset Manager Fund's investment objective is to seek to maximize TOTAL RETURN, consistent with certain percentage constraints on amounts allocated to each asset class, from a combination of common stocks, fixed income securities, and money market investments.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests in three asset classes subject to the following constraints:

- 30% to 80% of its net assets in common stocks as follows:

  - 15% to 80% of its net assets in common stocks and related derivatives selected with a view to providing enhanced total return relative to the S&P 500(R) INDEX;

  - 0% to 10% of its net assets in common stocks selected with a view to providing enhanced total return relative to the S&P MIDCAP 400(R) INDEX;

  - 0% to 5% of its net assets in common stocks selected to parallel the performance of the S&P SMALLCAP 600(R) INDEX;

  - 0% to 5% of its net assets in equity securities selected to parallel the performance of the MORGAN STANLEY REIT(R) INDEX;

- 10% to 60% of its net assets in fixed income securities and related derivatives selected to parallel the performance of the BIG INDEX (although the securities do not have to be in the BIG Index); and

- Up to 60% of its net assets in selected money market instruments (normally between 5% and 10%).

In connection with the allocations selected to parallel the performance of the S&P SmallCap 600(R) Index and the Morgan Stanley REIT(R) Index, the Fund invests in securities comprising such indices in approximately the same weightings used by such indices, and where appropriate in related derivatives. In connection with the allocations selected to provide enhanced returns relative to the S&P 500(R) Index and the S&P MidCap 400(R) Index, the Manager will use a quantitative factor-based model that underweights and overweights certain stocks included within the index.

In pursuing the Fund's investment objective, the Fund may also invest up to 20% of its total assets in foreign securities of developed or emerging markets, or futures with respect to such securities. At least 30% of the Fund's net assets will be invested in U.S. equity securities, including investments in REITs.

INVESTMENT PROCESS

The Fund attempts to achieve its objective through active management and allocation of investments among the three asset classes by NYLIM, the Fund's Manager. The presence of the constraints, however, may restrict the Manager's ability to fully maximize total return. To determine the best investment allocation, the Manager estimates risk, return and correlation for the three asset groups based on a disciplined methodology. Even if this method occasionally indicates that the Fund should be fully invested in only one asset group, the Manager will still follow the constraints on the percentage of assets which may be allocated to each of the three asset groups.

                                                              ASSET MANAGER FUND

---------------------------

The Citigroup Broad Investment Grade Bond Index (the "BIG INDEX") is an unmanaged capitalization-weighted index that contains approximately 5,500 individually priced fixed income securities. The BIG Index is generally considered representative of the U.S. bond market.
---------------------------
In a FORWARD CONTRACT, a fund agrees to buy an issued security at a future date at a price determined at the time of the commitment.

In managing the Fund, the Manager uses a proprietary model to estimate expected returns, volatilities, and correlations on domestic and foreign stock markets and on domestic fixed income securities. The Fund's allocations among the three asset groups (stocks, bonds, money market securities) is then structured to take advantage of perceived imbalances in relative pricing. The Manager believes that short-term imbalances occur periodically but tend to be corrected fairly quickly. Although these allocations maintain the balanced nature of the overall investments, they are not intended to act as a fully balanced investment program.

As part of its investment strategy, the Fund may invest in derivatives such as stock index futures to rebalance or alter its portfolio composition and risk profile, to create a synthetic money market position, and to otherwise diversify the Fund's holdings where futures transactions are more efficient than direct investment transactions. Synthetic money market positions are generally created using derivatives and primarily include the use of shorting bond or stock index futures. The Fund may also engage in foreign currency exchange transactions using currencies, options, futures or options on futures, or FORWARD CONTRACTS for any legally permissible purpose.

The average life of the securities in the fixed income sector of the Fund's portfolio will approximate that of the securities in the BIG Index, which will vary from time to time.

The Manager may sell a security if it no longer believes that the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, the Manager may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, and changes in the condition and outlook in the issuer's industry.

PRINCIPAL RISKS

Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions which can adversely affect the value of the Fund's holdings. Historically, mid- and small-cap stocks, such as those in the S&P MidCap 400(R) Index and the S&P SmallCap 600(R) Index, have been more volatile than stocks in the S&P 500(R) Index. There is no assurance that the investment performance of the Fund or any asset class component of the Fund will equal or exceed that of the S&P 500(R) Index, S&P MidCap 400(R) Index, the Morgan Stanley REIT(R) Index or the BIG Index.

The values of debt securities fluctuate depending upon various factors, including:

- interest rates;

- issuer creditworthiness;

- market conditions; and

- maturity.

Overall, the Fund's performance depends on the Manager's ability to consistently and correctly determine the relative attractiveness of the asset classes, and, to a lesser extent, the Manager's ability to select individual securities or futures within each asset class. However, prices change not only in response to economic factors but to psychological factors as well. These factors are difficult to interpret and quantify. It is therefore possible for the Fund to have a small investment in stocks during a period of rising stock prices, or a small investment in bonds during a period of rising bond prices.

ASSET MANAGER FUND

Since the Fund may invest in foreign securities, it can be subject to various risks of loss that are different from risks of investing in securities of U.S. companies. These include losses due to:

- fluctuating currency values;

- less liquid trading markets;

- greater price volatility;

- political and economic instability;

- less publicly available information about issuers;

- changes in U.S. or foreign tax or currency laws; and

- changes in monetary policy.

The risks of investing in foreign securities are likely to be greater for investments in countries with emerging markets than in countries with developed markets.

The Fund's principal investments include derivatives such as options and stock index futures. The Fund may use derivatives to try to enhance returns or reduce the risk of loss (hedge) of certain of its holdings. Regardless of the purpose, the Fund may lose money using derivatives. The derivatives may increase the volatility of the Fund's NAV and may involve a small investment of cash relative to the magnitude of risk assumed.

                                                              ASSET MANAGER FUND

(ASSET MANAGER FUND BAR CHART)

95                                                                               26.81
96                                                                               16.16
97                                                                               26.69
98                                                                               21.31
99                                                                               11.83
00                                                                                1.24
01                                                                               -5.19
02                                                                              -11.71
03                                                                               16.88
04                                                                                8.86

ANNUAL RETURNS, CLASS I SHARES
(by calendar year 1995-2004)

PAST PERFORMANCE

The bar chart (left) and table (below) indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the last ten years. The table shows how the Fund's average annual total returns (before and after taxes) for one year, five year and ten year periods compare to those of several broad-based market indices. Average Annual Total Returns reflect actual sales loads, service and/or distribution fees. Performance data for the classes varies based on differences in their fee and expense structures. Performance figures for Class A and B shares, first offered on January 1, 2004, include the historical performance of Class I shares from January 1, 1995 through December 31, 2003. Performance figures for Class C shares, first offered on January 1, 2004, include the historical performance of the L Class shares (which were redesignated as Class C shares on January 1, 2004) from December 30, 2002 through December 31, 2003 and the historical period of the Class I shares from January 1, 1995 through December 29, 2002. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

BEST AND WORST QUARTERLY RETURNS, CLASS I SHARES
(1995-2004)

                                                                    RETURN          QUARTER/YEAR
  Highest return/best quarter                                        13.74%             2Q/97
  Lowest return/worst quarter                                        -9.78%             3Q/02




AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2004)

                                                                    1 YEAR          5 YEARS          10 YEARS
  Asset Manager Fund(1)
  Return Before Taxes
   Class A                                                            2.73%           0.16%            9.72%
   Class B                                                            2.87%           0.23%            9.58%
   Class C                                                            6.87%           0.56%            9.54%
   Class I                                                            8.86%           1.52%           10.56%
  Return After Taxes on Distributions(2)
   Class I                                                            8.50%           0.29%            8.06%



  Return After Taxes on Distributions and Sale of Fund
  Shares(2)
   Class I                                                            5.95%           0.56%            7.92%



  Asset Manager Composite Index(3)                                    8.01%           1.48%           10.25%



  S&P 500(R) Index(3)
   (reflects no deduction for fees, expenses, or taxes)              10.88%          -2.30%           12.07%
  BIG Index(3)
   (reflects no deduction for fees, expenses, or taxes)               4.48%           7.73%            7.74%



  Lipper Flexible Portfolio Funds Average(4)
   (reflects no deduction for fees, expenses, or taxes)               8.99%           1.67%            9.48%




1 Prior to January 1, 2004, the Fund offered L Class shares, which were subject to a front-end sales charge of 1.00%. The L Class shares also were subject to a contingent deferred sales charge (CDSC) on redemptions of L Class shares within 1 year of purchase. As of January 1, 2004, all outstanding L Class shares of the Fund were redesignated as Class C shares. Average annual total returns for Class C shares for the period of December 30, 2002 to December 31, 2003 therefore are for the L Class shares and reflect the fees and expenses of the L Class shares for that period.

2 After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for the Class I shares of the Fund. After-tax returns for the Class A, B and C shares may vary.

3 The Asset Manager Composite Index is comprised of the S&P 500(R) Index, the Citigroup Broad Investment Grade (BIG) Bond Index, and the Citigroup 1-Month T-Bill Index weighted 60% / 30% / 10%, respectively. The S&P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. The Citigroup Broad Investment Grade (BIG) Bond Index -- The Citigroup BIG Bond Index -- is an unmanaged, capitalization-weighted index that contains approximately 5,500 individually priced fixed-income securities and is generally considered representative of the U.S. bond market. The Citigroup 1-Month T-Bill Index includes the monthly return equivalents of yield averages that are not marked to market. The Index is an average of the last one-month Treasury bill issue. Results of all indices assume reinvestment of all dividends and capital gains. The Asset Manager Composite Index is considered to be the Fund's broad-based securities-market index for comparison purposes. You cannot invest directly in an index.

4 The Lipper Flexible Portfolio Funds Average consists of funds which allocate their investments across various asset classes, including domestic common stocks, bonds and money market instruments, with a focus on total return. The one-year average currently contains 246 funds.

ASSET MANAGER FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

  SHAREHOLDER FEES
  (fees paid directly from your investment)                    CLASS A         CLASS B         CLASS C         CLASS I
  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                           5.50%            None            None           None

  Maximum Deferred Sales Charge (Load)(1)
  (as a percentage of the lesser of the original
  offering price or redemption proceeds)                        None            5.00%           1.00%           None



  Exchange Fee                                                      *               *               *               *

  Maximum Account Fee                                           None            None            None            None



  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)

  Management Fee(2)                                              .65%            .65%            .65%            .65%



  Distribution and/or Service (12b-1) Fees(3)                    .25%           1.00%           1.00%           None

  Other Expenses(4)                                              .33%            .33%            .33%            .39%



  Total Annual Fund Operating Expenses(2)                       1.23%           1.98%           1.98%           1.04%




* Except for systematic exchanges, exchanges processed via MainStay's automated system or website, and as to certain accounts for which tracking data is not available, after five exchanges per calendar year, a $10 processing fee may be imposed per exchange.

1 Generally, Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares within one year of the date of purchase.

2 The management fee for the Fund is an annual percentage of the Fund's average net assets. The Manager has voluntarily agreed to waive other fees and/or reimburse the Fund for certain expenses so that total annual fund operating expenses do not exceed .83% for the Class I shares. An equivalent reduction will apply to the Class A, B and C shares of the Fund. With this reduction, for the fiscal year ended October 31, 2004, the management fee paid by each class was ..44%, and total annual fund operating expenses were 1.02% for Class A shares, 1.77% for Class B and C shares, and .83% for Class I shares. These waivers and/or reimbursements may be discontinued at any time without notice.

3 Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.

4 "Other expenses" include, among other things, fees payable for transfer agency services, which are borne by each class separately. As a result, transfer agency fees and other expenses may differ between the classes.

EXAMPLE

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.

                  CLASS A                    CLASS B                                   CLASS C                    CLASS I
                             Assuming no   Assuming redemption         Assuming no   Assuming redemption
  Expenses after             redemption    at the end of each period   redemption    at the end of each period
   1 Year          $  668      $  201               $  701               $  201               $  301               $  106

   3 Years         $  919      $  621               $  921               $  621               $  621               $  331
   5 Years         $1,188      $1,068               $1,268               $1,068               $1,068               $  574

  10 Years         $1,957      $2,113               $2,113               $2,306               $2,306               $1,271




                      [This page intentionally left blank]

---------------------------
TOTAL RETURN is a combination of income and realized and unrealized capital gains.

---------------------------
MID-CAPITALIZATION STOCKS are common stocks of mid-size U.S. companies that tend to be well known, and to have large amounts of stock outstanding. The Fund considers mid-capitalization stocks to be those with a market capitalization that, at the time of investment, are similar to the companies in the Russell Midcap(R) Index, the S&P MidCap 400(R) Index, or a universe selected from the smallest 800 companies of the largest 1,000 companies, ranked by market capitalization.

---------------------------
With respect to a particular bond or other fixed-income security, DURATION is the length of time required to receive the present value of all future interest and principal payments. With respect to a fund's portfolio, duration means the average duration for all of the bonds and fixed-income securities, weighted by their amounts. Duration provides a measure of the portfolio's sensitivity to interest rate changes. For example, for every 1% rise in interest rates, the price of a bond with a duration of 3 years would decline 3%. Generally, a shorter duration indicates less sensitivity than a longer duration.


MAINSTAY BALANCED FUND

The Balanced Fund's investment objective is to seek high TOTAL RETURN.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests approximately 60% of its assets in stocks and 40% of its assets in fixed-income securities (such as bonds) and cash equivalents. Although this 60/40 ratio may vary, the Fund will always invest at least 25% of its assets in fixed-income securities. By holding both stocks and bonds the Fund seeks a balance between capital gains from stock appreciation and current income from interest and dividends.

INVESTMENT PROCESS

The Fund generally invests in dividend-paying, MID-CAPITALIZATION STOCKS that NYLIM, the Fund's Manager, determines are value stocks. "Value" stocks are stocks that the Manager determines (1) have strong or improving fundamental characteristics (such as margins, working capital, leverage, cash flow, returns on equity and assets) and (2) have been overlooked by the marketplace so that they are undervalued or "underpriced" relative to the rest of the Fund's universe. In selecting stocks, the Manager applies quantitative and statistical methods to analyze the relative quality and value of the stocks:

- The Manager analyzes financial and operating data of over one thousand companies on a weekly basis, searching for companies with improving operating characteristics but which are still underpriced or inexpensive relative to the rest of the Fund's universe. The Manager evaluates company operations compared to other companies (both competitors and companies in other industries).

- Under normal conditions, the Manager keeps the Fund fully invested rather than taking temporary cash positions.

The Manager will sell a stock if it becomes relatively overvalued, if better opportunities are identified, or if it determines that the initial investment expectations are not being met.

The Fund also invests in U.S. government securities and investment grade bonds issued by U.S. corporations. It selects fixed-income securities based on their credit quality and DURATION. The Fund will hold a bond to maturity (or call date, if applicable). The Fund may sell the bond sooner if it falls below investment grade which is BBB by S&P or Baa by Moody's, or if unrated, determined by the Manager to be of comparable quality. The Fund may also sell the bond if the Fund receives other adverse information about an issuer. The fixed income portion of the portfolio:


- Has an intermediate term duration which ranges from three to five years; and


- Has a LADDERED MATURITY SCHEDULE.


The Fund may lend up to 20% of its assets and may invest:


- up to 20% of its assets in securities of foreign issuers, only in countries the Manager considers stable and only in securities the Manager considers to be of high quality; and


- in MORTGAGE-BACKED and ASSET-BACKED SECURITIES.


The Fund may also purchase large-capitalization stocks for general investment purposes or for additional liquidity. The Fund considers large-capitalization stocks to be the top 5% of companies sorted by market capitalization.
 54

                                                                   BALANCED FUND

---------------------------

A LADDERED MATURITY SCHEDULE means a portfolio is structured so that a certain percentage of the securities will mature each year. This helps the Fund manage duration and risk, and attempts to create a more consistent return.

---------------------------
MORTGAGE-RELATED SECURITIES (including mortgage-backed securities) are debt securities whose values are based on underlying pools of mortgages. These securities may be issued by U.S. governmental entities or private issuers.

---------------------------
ASSET-BACKED SECURITIES are debt securities whose values are based on underlying pools of receivables.
---------------------------
In a SECURITIES LENDING transaction, a fund lends securities from its portfolio to a broker-dealer (or other financial institution) for a period of time. The fund receives interest and/or a fee and a promise that the securities will be returned on a fixed date.

PRINCIPAL RISKS
The main risks associated with investing in the Fund include:
- market risk;

- interest rate risk;

- credit risk; and

- maturity risk.

Since the Fund can invest in foreign securities, it can be subject to various risks of loss that are different from risks of investing in securities of U.S. companies. These include losses due to:

- fluctuating currency values;

- less liquid trading markets;

- greater price volatility;

- political and economic instability;

- less publicly available information about issuers;

- changes in U.S. or foreign tax or currency laws; and

- changes in monetary policy.

The Fund's investments may include derivatives such as mortgage-related and asset-backed securities. The Fund may use derivatives to try to enhance returns or reduce the risk of loss (hedge) of certain of its holdings. Regardless of the purpose, the Fund may lose money using derivatives. Prepayment risk is a risk associated with mortgage-backed and asset-backed securities. If interest rates fall, the underlying debt may be repaid ahead of schedule, reducing the value of the Fund's investments.

The Fund's use of SECURITIES LENDING also presents certain risks. The principal risk of securities lending is that the financial institution that borrows securities from the Fund could go bankrupt and the Fund might not be able to recover the securities or their value.

BALANCED FUND

[BALANCED FUND BAR CHART]

95                                                                               22.99
96                                                                               12.91
97                                                                               23.40
98                                                                                8.03
99                                                                               -0.36
00                                                                                9.64
01                                                                                6.88
02                                                                               -2.61
03                                                                               23.94
04                                                                               12.96

ANNUAL RETURNS, CLASS I SHARES
(by calendar year 1995-2004)

PAST PERFORMANCE

The bar chart (left) and table (below) indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the last ten years. The table shows how the Fund's average annual total returns (before and after taxes) for one year, five year and ten year periods compare to those of several broad-based market indices. Average Annual Total Returns reflect actual sales loads, service and/or distribution fees. Performance data for the classes varies based on differences in their fee and expense structures. Performance figures for Class A, B, R1 and R2 shares, first offered on January 1, 2004, include the historical performance of Class I shares from January 1, 1995 through December 31, 2003. Performance figures for Class C shares, first offered on January 1, 2004, include the historical performance of the L Class shares (which were redesignated as Class C shares on January 1, 2004) from December 30, 2002 through December 31, 2003 and the historical performance of the Class I shares from January 1, 1995 through December 29, 2002. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

BEST AND WORST QUARTERLY RETURNS, CLASS I SHARES
(1995-2004)

                                                                    RETURN          QUARTER/YEAR
  Highest return/best quarter                                        11.22%             2Q/03
  Lowest return/worst quarter                                        -8.10%             3Q/99




AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2004)

                                                                    1 YEAR         5 YEARS         10 YEARS
  Balanced Fund(1)
  Return Before Taxes
   Class A                                                          6.35%           8.29%           10.50%
   Class B                                                          6.75%           8.43%           10.31%
   Class C                                                          10.75%          8.72%           10.32%
   Class I                                                          12.96%          9.83%           11.41%
   Class R1                                                         12.81%          9.71%           11.30%
   Class R2                                                         12.52%          9.44%           11.02%

  Return After Taxes on Distributions(2)
   Class I                                                          12.32%          8.76%            9.30%



  Return After Taxes on Distributions and Sale of Fund
  Shares(2)
   Class I                                                          8.95%           7.90%            8.82%




  Balanced Composite Index(3)                                       15.09%         11.26%           12.51%



  Merrill Lynch Corporate & Gov't 1-10 Years Bond Index(4)
   (reflects no deduction for fees, expenses, or taxes)             2.92%           7.13%            7.13%

  Russell Midcap(R) Index(5)
   (reflects no deduction for fees, expenses, or taxes)             20.22%          7.59%           14.50%



  S&P 500(R) Index(6)
   (reflects no deduction for fees, expenses, or taxes)             10.88%         -2.30%           12.07%

  Lipper Balanced Funds Index(7)
   (reflects no deduction for fees, expenses, or taxes)             8.99%           2.95%            9.44%




1 Prior to January 1, 2004, the Fund offered L Class shares, which were subject to a front-end sales charge of 1.00%. The L Class shares also were subject to a contingent deferred sales charge (CDSC) on redemptions of L Class shares within 1 year of purchase. As of January 1, 2004, all outstanding L Class shares of the Fund were redesignated as Class C shares. Average annual total returns for Class C shares for the period of December 30, 2002 to December 31, 2003 therefore are the L Class shares and reflect the fees and expenses of the L Class shares for that period.

2 After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for the Class I shares of the Fund. After-tax returns for the Class A, B, C, R1 and R2 shares may vary.

3 The Balanced Composite Index is comprised of the Russell Midcap(R) Value Index and the Merrill Lynch Corporate and Government 1-10 Years Bond Index weighted 60%/40%, respectively. Russell MidCap(R) Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

4 The Merrill Lynch Corporate and Government 1-10 Years Bond Index is a market capitalization-weighted index including U.S. Government and fixed coupon domestic investment grade corporate bonds with at least $100 million par amount outstanding. You cannot invest directly in an index.

5 The Russell Midcap(R) Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index, and represents approximately 25% of the total market capitalization of the Russell 1000(R) Index. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

6 The S&P 500(R) Index is an unmanaged index widely regarded as the standard for measuring large-cap U.S. stock market performance. Total returns assume the reinvestment of all income and capital gains distributions. You cannot invest directly in an index.

7 The Lipper Balanced Funds Index tracks the performance of the 30 largest balanced funds, adjusted for the reinvestment of capital gain and income distributions. You cannot invest directly in an Index.

                                                                   BALANCED FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

  SHAREHOLDER FEES
  (fees paid directly from your
  investment)                           CLASS A      CLASS B      CLASS C      CLASS I      CLASS R1         CLASS R2
  Maximum Sales Charge (Load)
  Imposed on Purchases
  (as a percentage of offering
  price)                                 5.50%         None         None         None         None             None




  Maximum Deferred Sales Charge
  (Load)(1)
  (as a percentage of the lesser
  of the original offering price
  or redemption proceeds)                None         5.00%        1.00%         None         None             None



  Exchange Fee                            *            *            *            *            *                *




  Maximum Account Fee                    None         None         None         None          None            None



  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from
  Fund assets)

  Management Fee(2)                       .75%         .75%         .75%         .75%         .75%             .75%



  Distribution and/or Service
  (12b-1) Fees(3)                         .25%        1.00%        1.00%         None         None             .25%




  Other Expenses(4)                       .32%         .32%         .32%         .14%         .24%             .24%



  Total Annual Fund Operating
  Expenses(2)                            1.32%        2.07%        2.07%         .89%         .99%            1.24%




* Except for systematic exchanges, exchanges processed via MainStay's automated system or website, and as to certain accounts for which tracking data is not available, after five exchanges per calendar year, a $10 processing fee may be imposed per exchange.

1 Generally, Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares within one year of the date of purchase.

2 The management fee for the Fund is an annual percentage of the Fund's average net assets. The Manager has voluntarily agreed to waive other fees and/or reimburse the Fund for certain expenses so that total annual fund operating expenses do not exceed .94% for the Class I shares. An equivalent reduction will apply to the Class A, B, C, R1 and R2 shares of the Fund. These waivers and/or reimbursements may be discontinued at any time without notice.

3 Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.

4 "Other expenses" include, among other things, fees payable for transfer agency services, which are borne by each class separately. As a result, transfer agency fees and other expenses may differ between the classes. Other expenses for Class R1 and R2 shares include shareholder service fees of .10%.

EXAMPLE

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.

                  CLASS A                    CLASS B                                   CLASS C
                             Assuming no   Assuming redemption         Assuming no   Assuming redemption
  Expenses after             redemption    at the end of each period   redemption    at the end of each period
   1 Year          $  677      $  210               $  710               $  210               $  310

   3 Years         $  995      $  649               $  949               $  649               $  649



   5 Years         $1,234      $1,114               $1,314               $1,114               $1,114

  10 Years         $2,053      $2,208               $2,208               $2,400               $2,400




                  CLASS I   CLASS R1   CLASS R2

  Expenses after
   1 Year         $   91     $  101     $  126
   3 Years        $  284     $  315     $  393



   5 Years        $  493     $  547     $  681
  10 Years        $1,096     $1,213     $1,500




MORE ABOUT INVESTMENT STRATEGIES AND RISKS

Information about each Fund's principal investments, investment practices and principal risks appears at the beginning of the Prospectus. The information below describes in greater detail the investments, investment practices and other risks pertinent to one or more of the Funds.

Additional information about the investment practices of the Funds and risks pertinent to these practices is included in the Statement of Additional Information (SAI) (see the back cover of this Prospectus).

INVESTMENT POLICIES

The discussion of Principal Investment Strategies for some of the Funds states that the relevant Fund normally invests at least 80% of its assets in a particular type of investment. For these purposes "assets" means the Fund's net assets plus any borrowings for investment purposes. The 80% requirement must be complied with at the time the Fund invests its assets. Accordingly, where a Fund no longer meets the 80% requirement as a result of circumstances beyond its control, such as changes in the value of portfolio holdings, it would not have to sell its holdings but would have to make any new investments in such a way as to bring the portfolio into compliance with the 80% requirement.

When the discussion states that a Fund invests primarily in a certain type or style of investment, this means that the Fund will invest under normal circumstances at least 65% of its assets (as defined above) in that type or style of investment.

DERIVATIVE SECURITIES/INSTRUMENTS

The value of derivative securities is based on underlying securities, interest rates, currencies or indices. Derivative securities may be hard to sell and are very sensitive to changes in the value of the underlying security, interest rate, currency or index, and as a result can be highly volatile. If the Manager or the Subadvisor is wrong about its expectations of changes in interest rates or market conditions, the use of derivatives could result in a loss to the Fund. A Fund could also lose money if the counterparty to the transaction does not meet its obligations. In addition, the leverage associated with inverse floaters, a type of derivative, may result in greater volatility in their market value than other income-producing securities.

MORTGAGE-RELATED AND ASSET-BACKED SECURITIES

Mortgage-related (including mortgage-backed) and asset-backed securities are securities whose value is based on underlying pools of loans that may include interests in pools of lower-rated debt securities, consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers and the creditworthiness of the parties involved. The Manager's or Subadvisor's ability to correctly forecast interest rates and other economic factors will impact the success of investments in mortgage-related and asset-backed securities. Some securities may have a structure that makes their reaction to interest rate changes
 58
and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk if interest rates fall, and if the security has been purchased at a premium the amount of some or all of the premium may be lost in the event of prepayment.

SWAP AGREEMENTS

Certain Funds may enter into interest rate, index and currency exchange rate swap agreements to attempt to obtain a desired return at a lower cost than a direct investment in an instrument yielding that desired return.

Whether a Fund's use of swap agreements will be successful will depend on whether the Manager or Subadvisor correctly predicts movements in interest rates, indices and currency exchange rates. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid.

There is a risk that the other party could go bankrupt and the Fund would lose the value of the security it should have received in the swap. See the Tax Information section in the Statement of Additional Information for information regarding the tax considerations relating to swap agreements.

RISK MANAGEMENT TECHNIQUES

Various techniques can be used to increase or decrease a Fund's exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling futures contracts and options on futures contracts, entering into foreign currency transactions (such as foreign currency forward contracts and options on foreign currencies) and purchasing put or call options on securities and securities indices.

These practices can be used in an attempt to adjust the risk and return characteristics of a Fund's portfolio of investments. For example, to gain exposure to a particular market, a Fund may be able to purchase a futures contract with respect to that market. When a Fund uses such techniques in an attempt to reduce risk it is known as "hedging." If the Manager or the Subadvisor judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS

Debt securities are often issued on a when-issued or forward commitment basis. The price (or yield) of such securities is fixed at the time a commitment to purchase is made, but delivery and payment for the securities take place at a later date. During the period between purchase and settlement, no payment is made by the Fund and no interest accrues to the Fund. There is a risk that the security could be worth less when it is issued than the price the Fund agreed to pay when it made the commitment. Similarly, a Fund may commit to purchase a security at a future date at a price determined at the time of the commitment. The same procedure and risks exist for forward commitments as for when-issued securities.

FOREIGN SECURITIES

Foreign securities are issued by companies organized outside the U.S. and are traded in markets outside the U.S. These foreign securities can be subject to most, if not all, of the risks of foreign investing. For example, foreign investments may be more difficult to sell than U.S. investments. Investments in foreign securities involve difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. Foreign securities may also be less liquid and more volatile than U.S. securities. There may also be difficulty in invoking legal protections across borders. In addition, investments in emerging market countries present risks to a greater degree than those presented by investments in foreign issuers in countries with developed securities markets and more advanced regulatory systems.

Some securities may be issued by companies organized outside the U.S. but are traded in U.S. securities markets and are denominated in U.S. dollars. For example, American Depositary Receipts and shares of some large foreign-based companies are traded on principal U.S. exchanges. Other securities are not traded in the U.S. but are denominated in U.S. dollars. These securities are not subject to all of the risks of foreign investing. For example, foreign trading market or currency risks will not apply to dollar denominated securities traded in U.S. securities markets.

Many of the foreign securities in which the Funds invest will be denominated in foreign currency. Changes in foreign currency exchange rates will affect the value of securities denominated or quoted in foreign currencies. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Funds' assets. However, a Fund may engage in foreign currency transactions to attempt to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar. See "Risk Management Techniques."

LENDING OF PORTFOLIO SECURITIES

Portfolio securities may be loaned to brokers, dealers and financial institutions to realize additional income under guidelines adopted by the Board. The risks of lending portfolio securities, as with other extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities, the Manager or the Subadvisor will consider all relevant facts and circumstances, including the creditworthiness of the borrower.

LOAN PARTICIPATION INTERESTS

Loan participation interests, also referred to as Participations, are fractional interests in an underlying corporate loan and may be purchased from an agent bank, co-lenders, or other holders of Participations. There are three types of Participations which a Fund may purchase. A Participation in a novation of a corporate loan involves a Fund assuming all the rights of the lender in a corporate loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. Second, a Fund may purchase a Participation in an assignment of all or a portion of a lender's interest in a corporate loan, in which case a Fund may be required generally to rely on the assigning lender to demand payment and to enforce its rights against the borrower, but would otherwise be entitled to all of such lender's rights in the underlying corporate loan. Third, a Fund may also purchase a Participation in a portion of the rights of a lender in a corporate loan, in which case, a Fund will be entitled to receive payments of principal, interest and fees, if any, but generally will not be entitled to enforce its rights against the agent bank or borrower. The Fund must rely on the lending institution for that purpose.

The principal credit risk associated with acquiring Participations from a co-lender or another Participant is the credit risk associated with the underlying corporate borrower. A Fund may incur additional credit risk, however, when it is in the position of participant rather than co-lender because the Fund must then assume the risk of insolvency of the co-lender from which the Participation was purchased and that of any person interposed between the Fund and the co-lender.

FLOATING RATE LOANS

Floating Rate Loans incur some of the same risks as other debt securities, such as prepayment risk, credit risk, interest rate risk and risk found with high yield securities.

Floating Rate Loans are subject to the risk that the scheduled interest or principal payments will not be paid. Lower-quality loans and debt securities (those of less than investment grade quality), including Floating Rate Loans and debt securities, involve greater risk of default on interest and principal payments than higher quality loans and securities. In the event that a non-payment occurs, the value of that obligation likely will decline. In turn, the NAV of a Fund's shares also will decline. Generally, the lower the rating category, the more risky is the investment.

Debt securities rated BBB and below by S&P or Baa and below by Moody's are considered to have speculative characteristics and are commonly referred to as "junk bonds." Junk bonds entail default and other risks greater than those associated with higher-rated securities. Although the Floating Rate Loans in which a Fund generally invests are speculative, they are subject to less credit risk than junk bonds, as they have features that junk bonds generally do not have. They are senior obligations of the borrower or issuer, are typically secured by collateral, and generally are subject to certain restrictive covenants in favor of the lenders or securityholders that invest in them. Floating Rate Loans generally have a lower default rate and a reduced interest rate risk in comparison to junk bonds. Floating Rate Loans are usually issued in connection with a financing or corporate action (such as leveraged buyout loans, leveraged recapitalizations and other types of acquisition financing). In such highly leveraged transactions, the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. As such, Floating Rate Loans are part of highly leveraged transactions and involve a significant risk that the borrower may default or go into bankruptcy.

A Fund will typically purchase loans via assignment, which makes the Fund a direct lender. However, a Fund may also invest in Floating Rate Loans by purchasing a participation interest. A participation interest is a fractional interest in a loan, issued by a lender or other financial institution. The lender selling the participation interest remains the official holder of the loan. Where a Fund is a participant in a loan, it will not have any direct claim on the loan, and in the event of the borrower's insolvency or default, each Fund, as a participant, would be a creditor of the lender and not of the borrower.

A Fund also may be in possession of material non-public information about a borrower as a result of its ownership of a floating rate instrument of such borrower. Because of prohibitions on trading in securities of issuers while in possession of such information, a Fund might be unable to enter into a transaction in a publicly-traded security of such a Borrower when it would otherwise be advantageous to do so.

RISKS OF INVESTING IN HIGH-YIELD DEBT SECURITIES ("JUNK BONDS")

High-yield debt securities (sometimes called "junk bonds") are rated lower than Baa by Moody's or BBB by S&P or, if not rated, are determined to be of equivalent quality by the Manager or the Subadvisor and are sometimes considered speculative.

Investments in high-yield bonds or "junk bonds" involve special risks in addition to the risks associated with investments in higher-rated debt securities. High-yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.

TEMPORARY DEFENSIVE INVESTMENTS

In times of unusual or adverse market conditions, for temporary defensive purposes or for liquidity purposes, each Fund may invest outside the scope of its principal investment focus. Under such conditions, a Fund may not invest in accordance with its investment objective or principal investment strategies and, as a result, there is no assurance that the Fund will achieve its investment objective. Under such conditions, each Fund (except the Cash Reserves Fund) may invest without limit in money market securities and other investments (the All Cap Growth Fund and All Cap Value Fund may only invest up to 50% of total assets).

PORTFOLIO TURNOVER

Portfolio turnover measures the amount of trading a Fund does during the year. Due to their trading strategies some of the Funds may experience a portfolio turnover rate of over 100%. The portfolio turnover rate for each Fund is found in its Financial Highlights. The use of certain investment strategies may generate increased portfolio turnover. Funds with high turnover rates (at or over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you'll pay taxes, even if you don't sell any shares by year-end).

SHAREHOLDER GUIDE

The following pages are intended to help you understand the costs associated with buying, holding and selling your Fund investments.

BEFORE YOU INVEST:
DECIDING WHICH MAINSTAY CLASS OF SHARES TO BUY

This Prospectus offers Class A, B, C, I, R1 and R2 shares of the Funds. Each share class represents an interest in the same portfolio of securities, but each class has its own sales charge and expense structure, providing you with different choices for meeting the needs of your situation. Depending upon how you wish to purchase shares of a Fund, the share classes available to you may vary.

The decision as to which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial advisor. Important factors to consider include:

- how much you plan to invest;

- how long you plan to hold your shares;

- total expenses associated with each class of shares;

- whether you qualify for any reduction or waiver of sales charge.

As with any business, running a mutual fund involves costs. There are regular Fund operating costs, such as investment advisory fees, marketing and distribution expenses, and custodial, transfer agency, legal and accounting fees. These fund-wide operating costs are typically paid from the assets of a Fund, and thus, all investors in the Fund indirectly share the costs. These expenses for each Fund are presented earlier in this Prospectus in the tables titled, "Fees and Expenses of the Fund," under the heading, "Annual Fund Operating Expenses." As the fee tables show, certain costs are borne equally by each share class. In cases where services or expenses are class-specific, the costs may be allocated differently among the share classes. Most significant among the class-specific costs are:

- DISTRIBUTION AND/OR SERVICE (12B-1) FEE--named after the SEC rule that permits their payment, "12b-1 fees" are paid by a class of shares to the Fund's distributor, NYLIFE Distributors LLC ("Distributor"), for distribution and/or shareholder services such as marketing and selling Fund shares, compensating brokers and others who sell Fund shares, advertising, printing and mailing of prospectuses, responding to shareholder inquiries, etc.

- SHAREHOLDER SERVICE FEE--this fee covers certain services provided to retirement plans investing in Class R1 and Class R2 that are not included under a Fund's 12b-1 plan, such as certain account establishment and maintenance, order processing, and communication services.

The key point to keep in mind about 12b-1 fees and shareholder service fees is that they reduce the value of your shares, and therefore, will proportionately reduce the returns you receive on your investment and any dividends that are paid.

SHAREHOLDER GUIDE

In addition to regular Fund operating costs, there are costs associated with an individual investor's transactions and account, such as the compensation paid to your financial advisor for helping you with your investment decisions. The Funds typically cover such costs by imposing sales charges and other fees directly on the investor either at the time of purchase or upon redemption. These charges and fees for each Fund are presented earlier in this Prospectus in the tables titled, "Fees and Expenses of the Fund," under the heading, "Shareholder Fees." Such charges and fees include:

- INITIAL SALES CHARGE--also known as a "front-end sales load," refers to a charge that is deducted from your initial investment in Class A shares and is used to compensate the Distributor and/or your financial advisor for their efforts and assistance to you in connection with the purchase. The key point to keep in mind about a front-end sales load is that it reduces the amount available to purchase Fund shares.

- CONTINGENT DEFERRED SALES CHARGE--also known as a "CDSC" or "back-end sales load," refers to a sales load that is deducted from the proceeds when you redeem Fund shares (that is, sell shares back to the Fund). The amount of the CDSC that you pay will depend on how long you hold your shares and decreases to zero if you hold your shares long enough. Although you pay no sales charge at the time of your purchase, the Distributor typically pays your financial advisor a commission up-front. In part to compensate the Distributor for this expense over time, you will pay a higher ongoing 12b-1 fee. Over time these fees may cost you more than paying an initial sales charge.

Distribution and/or service (12b-1) fees, shareholder service fees, initial sales charges and contingent deferred sales charges are each discussed in more detail in this Shareholder Guide. The following table gives you a summary of the differences among share classes with respect to such fees and other important factors:

Summary of Important Differences Among Share Classes

                  CLASS A        CLASS B             CLASS C        CLASS I   CLASS R1   CLASS R2
  Initial sales    Yes             No                  No            No         No         No
  charge

  Contingent      None(1)     Sliding scale       1% on sale of     None       None       None
  deferred sales            during the first     shares held for
  charge                     six years after    one year or less
                                purchase



  Ongoing         0.25%           0.75%               0.75%         None       None      0.25%
  service and/or              distribution      distribution and
  distribution              and 0.25% service     0.25% service
  fee (Rule                   (1.00% total)       (1.00% total)
  12b-1 fee)

  Shareholder      None           None                None          None      0.10%      0.10%
  service fee



  Redemption fee   None           None                None          None       None       None

  Conversion        No             Yes                 No            No         No         No
  feature



  Purchase         None         $100,000          $1,000,000(3)     None       None       None
  maximum(2)

1 Except on certain redemptions on purchases of $1 million or more made without an initial sales charge.

2 Per transaction. Does not apply to purchases by certain retirement plans.

3For the Floating Rate Fund, except on certain redemptions or purchases of $500,000 or more made without an initial sales charge.

The following discussion is not intended to be investment advice or a recommendation because each investor's financial situation and considerations are different. Additionally, certain Funds have sales charge and expense structures that may alter your analysis as to which share class is most appropriate for your needs. This analysis can best be made by discussing your situation and the factors mentioned above with your financial advisor. Generally, however, Class A shares are more economical if you intend to invest larger

                                                               SHAREHOLDER GUIDE

amounts ($100,000 or more, for most Funds) and hold your shares long-term (more than 6 years, for most Funds). Class B shares may be more economical if you intend to invest lesser amounts and hold your shares long-term. Class C shares may be more economical if you intend to hold your shares for a shorter term (6 years or less, for most Funds). Class I shares are the most economical, regardless of amount invested or intended holding period, but are offered only to certain institutional investors or through certain financial intermediary accounts. Class R1 and R2 shares are available only to certain employer-sponsored retirement plans.

CLASS A SHARE CONSIDERATIONS

- When you invest in Class A shares, you pay the public offering price, which is the share price, or NAV, plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge is based on the size of your investment (see "Information on Sales Charges"). We also describe below how you may reduce or eliminate the initial sales charge (see "Sales Charge Reductions and Waivers on Class A Shares").

- Since some of your investment goes to pay an up-front sales charge when you purchase Class A shares, you purchase fewer shares than you would with the same investment in other share classes. Nevertheless, you're usually better off purchasing Class A shares rather than Class B or Class C shares and paying an up-front sales charge if you:

  - plan to own the shares for an extended period of time, since the higher ongoing service and/or distribution (12b-1) fees on Class B and Class C shares may eventually exceed the cost of the up-front sales charge; or

  - qualify for a reduced or waived sales charge.

CLASS B SHARE CONSIDERATIONS

You pay no initial sales charge on an investment in Class B shares. However, you pay higher ongoing service and/or distribution fees. Over time these fees may cost you more than paying an initial sales charge on Class A shares. Consequently, it is important that you consider your investment goals and the length of time you intend to hold your shares when comparing your share class options.

- Due to the availability of sales charge discounts for Class A shares and the higher ongoing fees for Class B shares, Class A shares may be more economical than Class B if you, your spouse, and/or your children under the age of 21 intend to invest more than $50,000.

- The more economical share class will depend on a variety of factors, including:

  - your personal situation (e.g., total amount available to invest, anticipated holding period for the shares to be purchased); and

  - external factors such as the type of fund(s) purchased (index fund, actively managed fixed income fund or actively managed equity fund), fund expenses and the actual performance of the fund(s) purchased.

- You should consult with your Financial Advisor to assess your intended purchase in light of your particular circumstances.

- The Funds will generally not accept a purchase order for Class B shares in the amount of $100,000 or more.

- In most circumstances, you will pay a contingent deferred sales charge (CDSC) if you sell Class B shares within six years of buying them, four years for the Floating Rate Fund (see "Information on Sales Charges"). There are exceptions, which are described in the Statement of Additional Information.

SHAREHOLDER GUIDE

- Selling Class B shares during the period in which the CDSC applies can significantly diminish the overall return on an investment.

- If you intend to hold your shares less than six years, Class C shares will generally be more economical than Class B shares of most Funds.

- When you sell Class B shares, to minimize your sales charges, the Fund first redeems the shares that have no sales charges (appreciation on the original value of your shares, fully aged shares, and any shares received through the reinvestment of dividends and capital gains) and then the shares you have held longest.

- Class B shares convert to Class A shares at the end of the calendar quarter eight years after the date they were purchased. Floating Rate Fund Class B shares convert to Class A shares in four years. This reduces service and/or distribution fees.

- If you owned your Class B shares of any MainStay Fund on October 24, 1997, when a conversion feature was first implemented, they will be converted on or about December 31, 2005.

- The Funds expect all share conversions to be made on a tax-free basis. If this cannot be reasonably assured, the Funds reserve the right to modify or eliminate this share class conversion feature.

CLASS C SHARE CONSIDERATIONS

- You pay no initial sales charge on an investment in Class C shares. However, you will pay higher ongoing service and/or distribution fees over the life of your investment.

- In most circumstances, you will pay a 1% CDSC if you redeem shares held for one year or less.

- When you sell your Class C shares, to minimize your sales charges, the Fund first redeems the appreciation of the original value of your shares, then fully aged shares, then any shares you received through reinvestment of dividends and capital gains and then shares you have held longest.

- Unlike Class B shares, Class C shares will never convert to Class A shares. As a result, long-term Class C shareholders pay higher ongoing service and/or distribution fees over the life of their investment.

- The Funds will generally not accept a purchase order for Class C shares in the amount of $1,000,000 or more ($500,000 for the Floating Rate Fund).

CLASS I CONSIDERATIONS

You pay no initial sales charge or CDSC on an investment in Class I shares.

- You do not pay any ongoing service or distribution fees.

- You may buy Class I shares if you are an:

  - INSTITUTIONAL INVESTOR

    - certain employer-sponsored, association or other group retirement plans or employee benefit trusts with a service arrangement through NYLIM Retirement Plan Services or NYLIFE Distributors LLC;

    - certain financial institutions, endowments, foundations or corporations with a service arrangement through NYLIFE Distributors LLC or its affiliates; or

    - purchases through a program sponsored by a financial intermediary firm (such as a broker-dealer, investment adviser or financial institution) with a contractual arrangement with NYLIFE Distributors LLC.

  - INDIVIDUAL INVESTOR--who is initially investing at least $5 million in any single MainStay Fund.

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
                                                               SHAREHOLDER GUIDE

  - EXISTING CLASS I SHAREHOLDER--who owned shares of the No-Load Class of any Fund as of December 31, 2003, which class was renamed Class I on January 1, 2004.

CLASS R1 AND R2 CONSIDERATIONS

You pay no initial sales charge or CDSC on an investment in Class R1 or Class R2 shares.

- You pay ongoing shareholder service fees for Class R1 or Class R2 shares. You also pay ongoing service and/or distribution fees for Class R2 shares.

- Class R1 or Class R2 shares are available in certain individual retirement accounts and in certain retirement plans that have a service arrangement with NYLIM Retirement Plan Services or NYLIFE Distributors LLC, including:

  - Section 401(a) and 457 plans,

  - Certain section 403(b)(7) plans,

  - 401(k), profit sharing, money purchase pension and defined benefit plans, and

  - Non-qualified deferred compensation plans.

INFORMATION ON SALES CHARGES

Class A Shares

The initial sales charge you pay when you buy Class A shares differs depending upon the Fund you choose and the amount you invest, as indicated in the following tables. The sales charge may be reduced or eliminated for larger purchases, as described below, or as described under "Sales Charge Reductions and Waivers on Class A Shares." Any applicable sales charge will be deducted directly from your investment. All or a portion of the sales charge may be retained by the Distributor or allocated to your dealer/financial advisor as a concession.

MainStay All Cap Growth Fund, All Cap Value Fund, Asset Manager Fund, Balanced Fund, Mid Cap Opportunity Fund, Small Cap Opportunity Fund

                               SALES CHARGES AS A PERCENTAGE
                                             OF                          TYPICAL DEALER
                             ----------------------------------          CONCESSION AS A
  PURCHASE                      OFFERING              NET                       %
  AMOUNT                         PRICE             INVESTMENT           OF OFFERING PRICE
  Less than $50,000              5.50%               5.82%                    4.75%
  $50,000 to $99,999             4.50%               4.71%                    4.00%



  $100,000 to $249,999           3.50%               3.63%                    3.00%
  $250,000 to $499,999           2.50%               2.56%                    2.00%



  $500,000 to $999,999           2.00%               2.04%                    1.75%
  $1,000,000 or more*             None                None                     None

* No sales charge applies on investments of $1 million or more, but a CDSC of 1% may be imposed on certain redemptions of such shares within one year of the date of purchase. The Fund's Distributor may pay a commission to dealers on these purchases from its own resources.

SHAREHOLDER GUIDE

MainStay Intermediate Term Bond Fund

                               SALES CHARGES AS A PERCENTAGE
                                             OF                          TYPICAL DEALER
                             ----------------------------------          CONCESSION AS A
  PURCHASE                      OFFERING              NET                       %
  AMOUNT                         PRICE             INVESTMENT           OF OFFERING PRICE
  Less than $100,000             4.50%               4.71%                    4.00%
  $100,000 to $249,999           3.50%               3.63%                    3.00%



  $250,000 to $499,999           2.50%               2.56%                    2.00%
  $500,000 to $999,999           2.00%               2.04%                    1.75%



  $1,000,000 or more*             None                None                     None

* No sales charge applies on investments of $1 million or more, but a CDSC of 1% may be imposed on certain redemptions of such shares within one year of the date of purchase. The Fund's Distributor may pay a commission to dealers on these purchases from its own resources.

MainStay Indexed Bond Fund, Short Term Bond Fund, S&P 500 Index Fund

                               SALES CHARGES AS A PERCENTAGE
                                             OF                          TYPICAL DEALER
                             ----------------------------------          CONCESSION AS A
  PURCHASE                      OFFERING              NET                       %
  AMOUNT                         PRICE             INVESTMENT           OF OFFERING PRICE
  Less than $100,000             3.00%               3.09%                    2.75%
  $100,000 to $249,999           2.50%               2.56%                    2.25%



  $250,000 to $499,999           2.00%               2.04%                    1.75%
  $500,000 to $999,999           1.50%               1.52%                    1.25%



  $1,000,000 or more*             None                None                     None

* No sales charge applies on investments of $1 million or more, but a CDSC of 1% may be imposed on certain redemptions of such shares within one year of the date of purchase. The Fund's Distributor may pay a commission to dealers on these purchases from its own resources.

MainStay Floating Rate Fund

                               SALES CHARGES AS A PERCENTAGE
                                             OF                          TYPICAL DEALER
                             ----------------------------------          CONCESSION AS A
  PURCHASE                      OFFERING              NET                       %
  AMOUNT                         PRICE             INVESTMENT           OF OFFERING PRICE
  Less than $100,000             3.00%               3.09%                    2.75%
  $100,000 to $249,999           2.00%               2.04%                    1.75%



  $250,000 to $499,999           1.50%               1.52%                    1.25%
  $500,000 or more               None*               None*                  1.00%**




* No sales charge applies on investments of $500,000 or more, but a CDSC of 1% may be imposed on certain redemptions of such shares within one year of the date of purchase. The Fund's Distributor may pay a commission to dealers on these purchases from its own resources.
** The Distributor pays a sales concession of 1.00% on sales from $500,000 to $3 million, 0.50% on the portion from $3 million to $5 million and 0.40% on the portion of $5 million or more.

Class B Shares

Class B shares are sold without an initial sales charge. However, if Class B shares are redeemed within six years (four for Floating Rate Fund) of their purchase, a CDSC will be deducted from the redemption proceeds, except under circumstances described in the Statement of Additional Information. Additionally, Class B shares have higher ongoing service and/or distribution fees and, over time, these fees may cost you more than paying an initial sales charge. The Class B CDSC and the higher ongoing service and/or distribution fees are paid to compensate the Distributor for its expenses in connection with the sale of Class B shares. The amount of the CDSC will depend on the number of years
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
                                                               SHAREHOLDER GUIDE

you have held the shares that you are redeeming, according to the following schedule:

All Funds (except MainStay Floating Rate Fund)

                                             CONTINGENT DEFERRED SALES CHARGE (CDSC)
                                                               AS A
  FOR SHARES                                     % OF AMOUNT REDEEMED SUBJECT TO
  SOLD IN THE:                                                CHARGE
  First year                                                  5.00%
  Second year                                                 4.00%



  Third year                                                  3.00%
  Fourth year                                                 2.00%



  Fifth year                                                  2.00%
  Sixth year                                                  1.00%



  Thereafter                                                   None

MainStay Floating Rate Fund

                                             CONTINGENT DEFERRED SALES CHARGE (CDSC)
                                                               AS A
  FOR SHARES                                     % OF AMOUNT REDEEMED SUBJECT TO
  SOLD IN THE:                                                CHARGE
  First year                                                  3.00%
  Second year                                                 2.00%



  Third year                                                  2.00%
  Fourth year                                                 1.00%



  Thereafter                                                   None

There are exceptions, which are described in the Statement of Additional Information.

Class C Shares

Class C shares are sold without an initial sales charge. However, if Class C shares are redeemed within one year of purchase, a CDSC of 1.00% will be deducted from the redemption proceeds, except under circumstances described in the Statement of Additional Information. Additionally, Class C shares have higher ongoing service and/or distribution fees, and over time, these fees may cost you more than paying an initial sales charge. The Class C CDSC and the higher ongoing service and/or distribution fees are paid to compensate the Distributor for its expenses in connection with the sale of Class C shares.

Computing Contingent Deferred Sales Charge on Class B and Class C

A CDSC may be imposed on redemptions of Class B and Class C shares of a Fund, at the rate previously described, at the time of any redemption by a shareholder that reduces the current value of the shareholder's Class B or Class C account in the Fund to an amount that is lower than the amount of all payments by the shareholder for the purchase of Class B shares in the Fund during the preceding six years or Class C shares in the Fund for the preceding year.

However, no such charge will be imposed to the extent that the net asset value of the Class B or Class C shares redeemed does not exceed:

- the current aggregate net asset value of Class B or Class C shares of the Fund purchased more than six years prior to the redemption for Class B shares or more than one year prior to the redemption for Class C shares; plus

- the current aggregate net asset value of Class B or Class C shares of the Fund purchased through reinvestment of dividends or distributions; plus
                                                                              69
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SHAREHOLDER GUIDE

- increases in the net asset value of the investor's Class B shares of the Fund above the total amount of payments for the purchase of Class B shares of the Fund made during the preceding six years for Class B shares or one year for Class C shares.

There are exceptions, which are described in the Statement of Additional Information.

SALES CHARGE REDUCTIONS AND WAIVERS ON CLASS A SHARES

Reducing the Initial Sales Charge on Class A Shares

You may be eligible to buy Class A shares of the Funds at one of the reduced sales charge rates shown in the tables above pursuant to a "Right of Accumulation" or a "Letter of Intent," as described below. You may also be eligible for a waiver of the initial sales charge as set forth below. Each Fund reserves the right to modify or eliminate these programs at any time.

- RIGHT OF ACCUMULATION

  A "right of accumulation" allows you to reduce the initial sales charge, as shown in the table above, by combining the amount of your current purchase with the current market value of investments made by you, your spouse, and your children under age 21 in Class A, Class B or Class C shares of most MainStay Funds. You may not include investments of previously non-commissioned shares in the MainStay Cash Reserves Fund or MainStay Money Market Fund, investments in Class I shares, or your interests in any MainStay Fund held through a 401(k) plan or other employee benefit plan.

  For example, if you currently own $45,000 worth of Class C shares of a MainStay Fund, your spouse owns $50,000 worth of Class B shares of another MainStay Fund, and you wish to invest $10,000 in a Fund, using your right of accumulation you can invest that $10,000 in Class A shares and pay the reduced sales charge rate normally applicable to a $105,000 investment.

  For more information, see "Purchase, Redemption, Exchanges and Repurchase -- Reduced Sales Charges" in the Statement of Additional Information.

- LETTER OF INTENT

  Where the right of accumulation allows you to use prior investments to reach a reduced initial sales charge, a "letter of intent" allows you to qualify for a discount by combining your current purchase amount with purchases you, your spouse, or children under age 21 intend to make in the near future. A Letter of Intent is a written statement to the Distributor of your intention to purchase Class A, Class B or Class C shares of one or more MainStay Funds (excluding the MainStay Cash Reserves Fund or MainStay Money Market Fund not previously invested in another Fund) over a 24-month period. The total amount of your intended purchases will determine the reduced sales charge rate that will apply to Class A shares of the Funds purchased during that period. You can include purchases made up to 90 days before the date of the Letter of Intent. You can also apply rights of accumulation to these purchases.

  Your Letter of Intent goal must be at least $100,000. Submitting a Letter of Intent does not obligate you to purchase the specified amount of shares. If you do not meet your intended purchase goal, however, the initial sales charge that you paid on your purchases will be recalculated to reflect the actual value of share you purchased. A certain portion of your shares will be held in escrow by the Funds' transfer agent for this purpose. For more

                                                               SHAREHOLDER GUIDE

  information, see "Purchase, Redemption, Exchanges and Repurchase -- Letter of Intent" in the Fund's Statement of Additional Information.

- YOUR RESPONSIBILITY

  To receive the reduced sales charge, you must inform the Fund's Distributor of your eligibility and holdings at the time of your purchase, if you are buying shares directly from the Funds. If you are buying shares through a financial intermediary firm, you must tell your financial advisor of your eligibility for Right of Accumulation or a Letter of Intent at the time of your purchase.

  To combine shares of eligible MainStay Funds held in accounts at other intermediaries under your Right of Accumulation or a Letter of Intent, you may be required to provide the Distributor or your financial advisor a copy of each account statement showing your current holdings of each eligible MainStay Fund, including statements for accounts held by you, your spouse, or your minor children, as described above. The Distributor or intermediary through which you are buying shares will combine the value of all your eligible MainStay Fund holdings based on the current net asset value per share to determine what Class A sales charge rate you may qualify for on your current purchase. IF YOU DO NOT INFORM THE DISTRIBUTOR OR YOUR FINANCIAL ADVISOR OF ALL OF THE HOLDINGS OR PLANNED PURCHASES THAT MAKE YOU ELIGIBLE FOR A SALES CHARGE REDUCTION OR DO NOT PROVIDE REQUESTED DOCUMENTATION, YOU MAY NOT RECEIVE A DISCOUNT TO WHICH YOU ARE OTHERWISE ENTITLED.

  More information on Class A share sales charge discounts is available in the Statement of Additional Information (see "Purchase, Redemption, Exchanges and Repurchase") or on the internet at www.mainstayfunds.com (under the "Shareholder Services" tab).

Group Retirement Plan Purchases

You will not pay an initial sales charge if you purchase shares through a group retirement plan (other than non-ERISA 403(b)(7) plans and IRA plans) that meets certain criteria, including:

  - 50 or more participants; or

  - an aggregate investment in shares of any class of the MainStay Funds of $1,000,000 or more.

If your plan currently holds Class B shares, please consult your recordkeeper or other plan administrative service provider concerning their ability to maintain shares in two different classes.

Purchases Through Financial Services Firms

You may be eligible for elimination of the initial sales charge if you purchase shares through a financial services firm (such as a broker-dealer, investment advisor or financial institution) that has a contractual arrangement with the Distributor. The Funds have authorized these firms (and other intermediaries that the firms may designate) to accept orders. When an authorized firm or its designee has received your order, it is considered received by the Fund and will be priced at the next computed NAV. Financial services firms may charge transaction fees or other fees and may modify other features such as minimum investment amounts and exchange privileges. Please read their program materials for any special provisions or additional service features that may apply to investing in the Funds through these firms.

                                                                              71
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SHAREHOLDER GUIDE

529 Plans

When shares of the Funds are sold to a qualified tuition program operating under
Section 529 of the Internal Revenue Code, such a program may purchase Class A shares without an initial sales load.

Other Waivers

There are other categories of purchasers who do not pay initial sales charges on Class A shares, such as personnel of the Funds and of New York Life and their affiliates or shareholders who owned shares of the Service Class of any MainStay Fund as of December 31, 2003. These categories are described in the Statement of Additional Information.

Contingent Deferred Sales Charge

If your initial sales charge is eliminated, we may impose a CDSC of 1% if you redeem or exchange your shares within one year. The Fund's Distributor may pay a commission to dealers on these purchases from its own resources.

For more information about these considerations, call your financial advisor or the Funds' transfer agent, MainStay Shareholder Services (MSS), a division of NYLIM Service Company LLC and an affiliate of New York Life Investment Management LLC, toll-free at 1-800-MAINSTAY (1-800-624-6782), and read the information under "Purchase, Redemption, Exchanges and Repurchase--Contingent Deferred Sales Charge, Class A" in the Statement of Additional Information.

INFORMATION ON FEES AND EXPENSES

Rule 12b-1 Plans

Each Fund (except the Cash Reserves Fund) offered has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940 for certain classes of shares pursuant to which service and/or distribution fees are paid to the Distributor. The Class A and Class R2 12b-1 plans typically provide for payment for distribution or service activities of up to 0.25% of the average annual net assets of Class A or Class R2 shares of the Fund, respectively. The Class B and Class C 12b-1 plans each provide for payment of both distribution and service activities of up to 1.00% of the average annual net assets of Class B and C shares of the Fund, respectively. The distribution fee is intended to pay the Distributor for distribution services, which include any activity or expense primarily intended to result in the sale of Fund shares. The service fee is paid to the Distributor for providing shareholders with personal services and maintaining shareholder accounts. The Distributor may pay all or a portion of the 12b-1 fee to your investment professional. Because Rule 12b-1 fees are ongoing, over time they will increase the cost of an investment in the Fund and may cost more than other types of sales charges.

Shareholder Services Plans

Each Fund that offers Class R1 or Class R2 shares has adopted a shareholder services plan with respect to those classes. Under the terms of the shareholder services plans, each Fund's Class R1 and Class R2 shares are authorized to pay to NYLIM, its affiliates, or independent third-party service providers, as compensation for services rendered to the shareholders of the Class R1 or Class R2 shares, a shareholder service fee at the rate of 0.10% on an annualized basis of the average daily net assets of Class R1 or Class R2 shares of such Fund.

Pursuant to the shareholder services plans, each Fund's Class R1 and Class R2 shares may pay for shareholder services or account maintenance services,

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
                                                               SHAREHOLDER GUIDE

including assistance in establishing and maintaining shareholder accounts, processing purchase and redemption orders, communicating periodically with shareholders and assisting shareholders who have questions or other needs relating to their account. Because service fees are ongoing, over time they will increase the cost of an investment in the Fund and may cost more than certain types of sales charges. With respect to the Class R2 shares, these services are in addition to those services that may be provided under the Class R2 12b-1 plan.

Redemption Fee

The Floating Rate Fund imposes a redemption fee of 2.00% of the total redemption amount (calculated at market value) on redemptions (including exchanges) of Class A, B, C, and I shares made within 60 days of purchase. The redemption fee is received directly by the Fund and is implemented as a 2.00% reduction in the proceeds that would otherwise be received by a redeeming shareholder. The redemption fee is designed to offset transaction and administrative costs associated with short-term trading. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. The redemption fee will not apply to shares acquired through the reinvestment of dividends or distributions paid by the Fund. The redemption fee does not apply to Class R1 or Class R2 shares and may not apply to redemptions of other classes of shares by certain benefit plan accounts such as 401(k) plans, section 529 qualified tuition plans, accounts held in omnibus accounts on the books of certain financial intermediary firms, wrap program accounts or on redemptions of shares held at the time of death or the initial determination of a permanent disability of a shareholder. The redemption fee does not apply on redemptions effected through an MSS Systematic Withdrawal/Exchange Plan. Please contact us at 1-800-MAINSTAY (1-800-624-6782) if you have questions as to whether the redemption fee applies to some or all of your shares.

COMPENSATION TO DEALERS

Financial intermediary firms and their associated financial advisors are paid in different ways for the services they provide to the Funds and shareholders. Such compensation varies depending upon the Fund sold, the amount invested, the share class purchased, the amount of time that shares are held, and/or the services provided.

- The Distributor pays sales concessions to dealers, as described in the tables under "Information on Sales Charges" above, on the purchase price of Class A shares sold subject to a sales charge. The Distributor retains the difference between the sales charge that you pay and the portion that is paid to dealers as a sales concession.

- The Distributor or an affiliate, from its own resources, pays a sales concession of up to 1.00% on the purchase price of Class A shares, sold at net asset value, to dealers at the time of sale.

- From its own resources, the Distributor pays a sales concession of 4.00% on purchases of Class B shares to dealers at the time of sale.

- The Distributor pays a sales concession of 1.00% on purchases of Class C shares to dealers from its own resources at the time of sale.

- The Distributor pays, pursuant to a 12b-1 plan, distribution-related and other service fees to qualified dealers for providing certain shareholder services.

- In addition to payments described above, the Distributor or an affiliate, from its own resources, pays other significant amounts to certain financial intermediary firms, including an affiliated broker-dealer, in connection with

SHAREHOLDER GUIDE

---------------------------

GOOD ORDER means all the necessary information, signatures and documentation have been fully completed.

the sale of Fund shares and/or shareholder or account servicing arrangements.
  These sales and/or servicing fee arrangements vary and may amount to payments of up to 0.40% on new sales and/or up to 0.20% annually on assets held.

- The Distributor or an affiliate may sponsor training or informational meetings or provide other non-monetary benefits for financial intermediary firms and their associated financial advisors.

- The Distributor or an affiliate may also make payments for recordkeeping and other administrative services to financial intermediaries that sell Fund shares.

- Wholesale representatives of the Distributor visit brokerage firms on a regular basis to educate financial advisors about the Funds and to encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Although the Funds may use financial firms that sell Fund shares to make transactions for a Fund's portfolio, the Fund, the Manager and any Subadvisor will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

Payments made from the Distributor's or an affiliate's own resources do not increase the price or decrease the amount or value of the shares you purchase. However, if investment advisers, distributors or affiliates of mutual funds make such payments in differing amounts, financial intermediary firms and their financial advisors may have financial incentives for recommending a particular mutual fund or a particular share class of that fund over other mutual funds. For example, payments made by the Distributor or an affiliate, as described above, may be used by the financial intermediary firm to reduce or eliminate transaction charges associated with purchases of fund shares.

For more information regarding any of the types of compensation described above, see the Statement of Additional Information or consult with your financial intermediary firm or financial advisor. YOU SHOULD REVIEW CAREFULLY ANY DISCLOSURE BY YOUR FINANCIAL INTERMEDIARY FIRM AS TO COMPENSATION RECEIVED BY THAT FIRM AND/OR YOUR FINANCIAL ADVISOR.


BUYING, SELLING AND EXCHANGING MAINSTAY SHARES


HOW TO OPEN YOUR ACCOUNT

Class A, B or C Shares

Return your completed MainStay Funds application in GOOD ORDER with a check payable to the MainStay Funds for the amount of your investment to your financial advisor or directly to the Funds, P.O. Box 8401, Boston, Massachusetts 02266-8401. If you place your order by phone, MSS must receive your completed application and check in good order within three business days. (MainStay cannot process Cash Reserves Fund purchases by phone.)

Class I, R1 and R2 Shares

If you are participating in a company savings plan, such as a 401(k) plan, profit sharing plan, defined benefit plan or other employee-directed plan, your company will provide you with the information you need to open an account and buy or sell Class I, R1 or R2 shares of the Funds.

If you are investing through a financial intermediary firm, the firm will assist you with opening an account. Your financial advisor may place your order by phone. MSS must receive your completed application and check in GOOD ORDER within

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
                                                               SHAREHOLDER GUIDE

three business days. (MainStay cannot process Cash Reserves Fund purchases by phone.)

All Classes

You buy shares at net asset value (NAV) (plus, for Class A shares, any applicable sales charge). NAV is generally calculated as of the close of regular trading (usually 4 pm eastern time) on the New York Stock Exchange (the "Exchange") every day the Exchange is open. When you buy shares, you must pay the NAV next calculated after MSS receives your order in good order. Alternatively, MainStay Funds has arrangements with certain financial intermediary firms such that purchase orders through these entities are considered received in good order when received by the financial intermediary firm together with the purchase price of the shares ordered. The order will then be priced at a Fund's NAV next computed after acceptance by these entities. Such financial intermediary firms are responsible for timely transmitting the purchase order to the Funds.

When you open your account, you may also want to choose certain buying and selling options, including transactions by wire. In most cases, these choices can be made later in writing, but it may be quicker and more convenient to decide on them when you open your account.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens a new account and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Funds, or your financial advisor on their behalf, must obtain the following information for each person who opens a new account:

  - Name;

  - Date of birth (for individuals);

  - Residential or business street address (although post office boxes are still permitted for mailing); and

  - Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

FEDERAL LAW PROHIBITS THE FUNDS AND OTHER FINANCIAL INSTITUTIONS FROM OPENING A NEW ACCOUNT UNLESS THEY RECEIVE THE MINIMUM IDENTIFYING INFORMATION LISTED ABOVE.

After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds also may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

INVESTMENT MINIMUMS

The following minimums apply if you are investing in the Funds. A minimum initial investment amount may be waived for purchases by the Boards, Directors

SHAREHOLDER GUIDE

and employees of New York Life and its affiliates and subsidiaries. The Funds may also accept additional investments of smaller amounts at their discretion.

Class A, B and C Shares

The following minimums apply if you are investing in Class A, B or C shares of the Funds:

- $1,000 for initial and $50 for subsequent purchases of any single MainStay Fund, or

- if through Auto Invest, a monthly systematic investment plan, $500 for initial and $50 for subsequent purchases (except the Cash Reserves Fund, which requires an initial investment of $1,000).

Class I Shares

The following minimums apply if you are investing in Class I shares of the
Funds:

- Individual Investors--$5 million for initial purchases of any single MainStay Fund, and no minimum subsequent purchase amount, and

- Institutional Investors--no minimum initial or subsequent purchase amounts.

Class R1 and R2 Shares

If you are eligible to invest in Class R1 or R2 shares of the Funds there are no minimum initial or minimum subsequent purchase amounts.

                                                               SHAREHOLDER GUIDE

BUYING AND SELLING MAINSTAY SHARES

OPENING YOUR ACCOUNT -- INDIVIDUAL SHAREHOLDERS

                                        HOW                                               DETAILS

  BY WIRE:             You or your registered representative      The wire must include:
                       should call MSS toll-free at               * name(s) of investor(s);
                       1-800-MAINSTAY (1-800-624-6782) to         * your account number; and
                       obtain an account number and wiring        * Fund Name and Class of shares.
                       instructions. Wire the purchase            Your bank may charge a fee for the wire transfer.
                       amount to:
                       State Street Bank and Trust Company
                       * ABA #011-0000-28
                       * MainStay Funds (DDA #99029415)
                       * Attn: Custody and Shareholder
                         Services

                       To buy shares the same day, MSS must
                       receive your wired money by 4 pm
                       eastern time.

  BY PHONE:            Have your investment professional          * You cannot buy Cash Reserves Fund shares by phone.
                       call MSS toll-free at 1-800-MAINSTAY       * MSS must receive your application and check, payable
                       (1-800-624-6782) between 8 am and 6          to MainStay Funds, in good order within three
                       pm eastern time any day the New York         business days. If not, MSS can cancel your order and
                       Stock Exchange is open. Call before 4        hold you liable for costs incurred in placing it.
                       pm to buy shares at the current day's      Be sure to write on your check:
                       NAV.                                       * name(s) of investor(s);
                                                                  * your account number; and
                                                                  * Fund name and Class of shares.




  BY MAIL:             Return your completed MainStay Funds       Make your check payable to MainStay Funds.
                       Application with a check for the           * $1,000 minimum
                       amount of your investment to:              Be sure to write on your check:
                       MainStay Funds                             * name(s) of investor(s); and
                       P.O. Box 8401                              * Fund name and Class of shares.
                       Boston, MA 02266-8401
                       Send overnight orders to:
                       MainStay Funds
                       c/o Boston Financial Data Services
                       66 Brooks Drive
                       Braintree, MA 02184

SHAREHOLDER GUIDE

BUYING ADDITIONAL SHARES OF THE FUNDS -- INDIVIDUAL SHAREHOLDERS

                                            HOW                                                 DETAILS

  BY WIRE:             Wire the purchase amount to:                       The wire must include:
                       State Street Bank and Trust Company                * name(s) of investor(s);
                       * ABA #011-0000-28                                 * your account number; and
                       * MainStay Funds (DDA #99029415)                   * Fund name and Class of shares.
                       * Attn: Custody and Shareholder Services.
                                                                          Your bank may charge a fee for the wire transfer.
                         To buy shares the same day, MSS must
                         receive your wired money by 4 pm eastern
                         time.

  ELECTRONICALLY:      Call MSS toll-free at 1-800-MAINSTAY               Eligible investors can purchase shares by using
                       (1-800-624-6782) between 8 am and 6 pm             electronic debits from a designated bank account.
                       eastern time any day the New York Stock            * The maximum ACH purchase amount is $100,000.
                       Exchange is open to make an ACH purchase;
                       call before 4 pm to buy shares at the current
                       day's NAV; or
                        Visit us at www.mainstayfunds.com.




  BY MAIL:             Address your order to:                             Make your check payable to MainStay Funds.
                       MainStay Funds                                     * $50 minimum (for Class A, B and C shares).
                       P.O. Box 8401
                       Boston, MA 02266-8401                              Be sure to write on your check:
                                                                          * name(s) of investor(s);
                       Send overnight orders to:                          * your account number; and
                       MainStay Funds                                     * Fund name and Class of shares.
                       c/o Boston Financial Data Services
                       66 Brooks Drive
                       Braintree, MA 02184




                                                               SHAREHOLDER GUIDE

SELLING SHARES--INDIVIDUAL SHAREHOLDERS

                                        HOW                                             DETAILS

  BY CONTACTING YOUR FINANCIAL ADVISOR:                           * You may sell (redeem) your shares through your
                                                                    financial advisor or by any of the methods
                                                                    described below.

  BY PHONE:            TO RECEIVE PROCEEDS BY CHECK:              * MSS will only send checks to the account owner at
                       Call MSS toll-free at 1-800-MAINSTAY       the owner's address of record and generally will
                       (1-800-624-6782) between 8 am and 6          not send checks to addresses on record for 30
                       pm eastern time any day the New York         days or less.
                       Stock Exchange is open. Call before 4      * The maximum order MSS can process by phone is
                       pm eastern time to sell shares at the        $100,000.
                       current day's NAV.




                       TO RECEIVE PROCEEDS BY WIRE:               * Generally, after receiving your sell order by
                       Call MSS toll-free at 1-800-MAINSTAY       phone, MSS will send the proceeds by bank wire to
                       (1-800-624-6782) between 8 am and 6          your designated bank account the next business
                       pm eastern time any day the New York         day, although it may take up to seven days to do
                       Stock Exchange is open. Eligible             so. Your bank may charge you a fee to receive the
                       investors may sell shares and have           wire transfer.
                       proceeds electronically credited to a
                       designated bank account.
                                                                  * MSS must have your bank account information on
                                                                  file.
                                                                  * There is an $11 fee for wire redemptions.
                                                                  * The minimum wire transfer amount is $1,000.

                       TO RECEIVE PROCEEDS ELECTRONICALLY BY      * MSS must have your bank account information on
                       ACH:                                       file.
                       Call MSS toll-free at 1-800-MAINSTAY       * Proceeds may take 2-3 days to reach your bank
                       (1-800-624-6782) between 8 am and 6          account.
                       pm eastern time any day banks and the      * There is no fee from MSS for this transaction.
                       New York Stock Exchange are open.
                       Visit us at www.mainstayfunds.com          * The maximum ACH transfer amount is $100,000.




  BY MAIL:             Address your order to:                     Write a letter of instruction that includes:
                       MainStay Funds                             * your name(s) and signature(s);
                       P.O. Box 8401                              * your account number;
                       Boston, MA 02266-8401                      * Fund name and Class of shares; and
                                                                  * dollar or share amount you want to sell.
                       Send overnight orders to:
                       MainStay Funds                             Obtain a MEDALLION SIGNATURE GUARANTEE or other
                       c/o Boston Financial Data Services         documentation, as required.
                       66 Brooks Drive
                       Braintree, MA 02184                        There is a $15 fee for checks mailed to you via
                                                                  overnight service.

SHAREHOLDER GUIDE

---------------------------

Reinvestment won't relieve you of any tax consequences on gains realized from a sale. The deductions for losses may, however, be denied and, in some cases, sales charges may not be taken into account in computing gains or losses if the reinvestment privilege is exercised.
---------------------------

CONVENIENT, YES . . .
BUT NOT RISK-FREE. Telephone redemption privileges are convenient, but you give up some security. When you sign the application to buy shares, you agree that the Funds will not be liable for following phone instructions that they reasonably believe are genuine. When using the MainStay Audio Response System or the internet, you bear the risk of any loss from your errors unless the Funds or MSS fail to use established safeguards for your protection. These safeguards are among those currently in place at MainStay Funds:
- all phone calls with service representatives are tape recorded, and
- written confirmation of every transaction is sent to your address of record.

MSS and the Funds reserve the right to shut down the MainStay Audio Response System or the system might shut itself down due to technical problems.

REDEMPTIONS-IN-KIND

The Funds reserve the right to pay certain large redemptions, either totally or partially, by a distribution-in-kind of securities (instead of cash) from the applicable Fund's portfolio.

THE REINVESTMENT PRIVILEGE MAY HELP YOU AVOID SALES CHARGES

When you sell shares, you have the right--for 90 days--to reinvest any or all of the money in the same class of any MainStay Fund without paying another sales charge (as long as those shares haven't been reinvested once already). If you paid a sales charge when you redeemed you'll receive a pro rata credit for reinvesting.


SHAREHOLDER SERVICES


Automatic Services

Buying or selling shares automatically is easy with the services described below. You select your schedule and amount, subject to certain restrictions. You can set up most of these services on your application by accessing your shareholder account on the internet at www.mainstayfunds.com, contacting your financial advisor for instructions, or by calling MSS toll-free at 1-800-MAINSTAY (1-800-624-6782) for a form.

Systematic Investing--Individual Shareholders Only

MainStay offers three automatic investment plans:

1. AutoInvest

If you obtain authorization from your bank, you can automatically debit your designated bank account to:

- make regularly scheduled investments; and/or

- purchase shares whenever you choose.

2. Dividend reinvestment

Automatically reinvest dividends and distributions from one MainStay Fund into the same Fund or the same Class of any other MainStay Fund.

3. Payroll deductions

If your employer offers this option, you can make automatic investments through payroll deduction.

Systematic Withdrawal Plan--Individual Shareholders Only

Withdrawals must be at least $100. You must have at least $10,000 in your account at the time of the initial request and shares must not be in certificate form.

The Funds will not knowingly permit systematic withdrawals if, at the same time, you are making periodic investments.

Exchanging Shares Among MainStay Funds

You exchange shares when you sell all or a portion of shares in one MainStay Fund and use the proceeds to purchase shares of the same class of another MainStay Fund at NAV. An exchange of shares of one MainStay Fund for shares of another MainStay Fund will be treated as a sale of shares of the first MainStay Fund and as a purchase of shares of the second MainStay Fund. Any gain on the transaction may be subject to taxes. You may make exchanges from one MainStay Fund to another by phone. There is also a systematic exchange program that allows you to make regularly scheduled, systematic exchanges from one MainStay Fund to the same class of another. When you redeem exchanged shares without a corresponding purchase of another MainStay Fund, you may have to pay any

                                                               SHAREHOLDER GUIDE

---------------------------

MSS tries to make investing easy by offering a variety of programs to buy, sell and exchange Fund shares. These programs make it convenient to add to your investment and easy to access your money when you need it.
---------------------------

Selling and exchanging shares may result in a gain or loss and there-fore may be subject to taxes. Consult your tax adviser on the conse-quences.

applicable contingent deferred sales charge. You may not exchange shares between classes. If you choose to sell Class B or Class C shares and then separately buy Class A shares, you may have to pay a deferred sales charge on the Class B or Class C shares, as well as pay an initial sales charge on the purchase of Class A shares.

You also may exchange shares of a MainStay Fund for shares of the same class, if offered, of any of the following MainStay Funds, which are offered in a different prospectus:

                    - MainStay Blue Chip Growth Fund         - MainStay MAP Fund
                    - MainStay Capital Appreciation Fund     - MainStay Mid Cap Growth Fund
                    - MainStay Common Stock Fund             - MainStay Mid Cap Value Fund
                    - MainStay Convertible Fund              - MainStay Money Market Fund
                    - MainStay Diversified Income Fund       - MainStay Small Cap Growth Fund
                    - MainStay Global High Income Fund       - MainStay Small Cap Value Fund
                    - MainStay Government Fund               - MainStay Tax Free Bond Fund
                    - MainStay High Yield Corporate Bond     - MainStay Total Return Fund
                    Fund                                     - MainStay Value Fund
                    - MainStay International Equity Fund

Before making an exchange request, read the prospectus of the Fund you wish to purchase by exchange. You can obtain a prospectus for any Fund by contacting your broker, financial advisor or other financial institution or by calling the MainStay Funds at 1-800-MAINSTAY (1-800-624-6782).

You may not exchange shares of one MainStay Fund for shares of another MainStay Fund that is closed to new investors unless you are already a shareholder of that Fund. You may not exchange shares of one MainStay Fund for shares of another MainStay Fund that is closed to new share purchases.

The exchange privilege is not intended as a vehicle for short term trading, nor are the Funds designed for professional market timing organizations or other entities or individuals that use programmed frequent exchanges in response to market fluctuations. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders.

In order to maintain a stable asset base in the Funds and to reduce Fund administrative expenses borne by each Fund, five exchanges per account are permitted in each calendar year without the imposition of any transaction fee; subsequently, a $10 processing fee payable to the Funds' transfer agent will be assessed per exchange and additional exchange requests may be denied. The processing fee will not be charged on systematic exchanges, on exchanges processed via the Funds' audio response system, on exchanges processed on the MainStay website, and on certain accounts, such as retirement plans and broker omnibus accounts where no participant is listed or for which tracking data is not available, MSS reserves the right to refuse any purchase or exchange requests that could adversely affect a Fund or its operations, including those from any individual or group who, in the Fund's judgment, is likely to, or actually engages in, excessive trading.

The Funds reserve the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange.

In certain circumstances you may have to pay a sales charge. Sales charges apply when you:

- exchange Class A shares of the Money Market Fund for Class A shares of another Fund, unless you've already paid the sales charge on those shares; or

- exchange Class B shares of the Money Market Fund for Class B shares of another Fund and redeem within six years of the original purchase; or

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SHAREHOLDER GUIDE

- exchange Class C shares of the Money Market Fund for Class C shares of another Fund and redeem within one year of the original purchase.

In addition, if you exchange Class B or Class C shares of a Fund into Class B or Class C shares of the Money Market Fund or you exchange Class A shares of a Fund subject to the 1% CDSC into Class A shares of the Money Market Fund, the holding period for purposes of determining the CDSC stops until you exchange back into Class A, Class B or Class C shares, as applicable, of another MainStay Fund. The holding period for purposes of determining conversion of Class B shares into Class A shares also stops until you exchange back into Class B shares of another MainStay Fund.

Investing for Retirement

You can purchase shares of most MainStay Funds for retirement plans providing tax-deferred investments for individuals and institutions. You can use the MainStay Funds in established plans or the Distributor may provide the required plan documents for selected plans. A plan document must be adopted for a plan to be in existence.

Custodial services are available for IRA, Roth IRA and Coverdell Education Savings Accounts (CESA) (previously named Education IRA) as well as SEP and SIMPLE IRA plans and for 403(b)(7) TSA Custodial Accounts. Plan administration is also available for select qualified retirement plans. An investor should consult with his or her tax adviser before establishing any tax-deferred retirement plan.

Cash Reserves Fund Exchanges

If you exchange all your shares in the MainStay Cash Reserves Fund for shares of the same class in another Fund, any dividends that have been declared but not yet distributed will be credited to the new Fund account. If you exchange all your shares in the MainStay Cash Reserves Fund for shares in more than one Fund, undistributed dividends will be credited to each of the new Funds according to the number of exchanged shares in each Fund.

GENERAL POLICIES

Buying Shares

- All investments must be in U.S. dollars with funds drawn on a U.S. bank. We will not accept any payment in the following forms: travelers checks, money orders, credit card convenience checks, cash or starter checks.

- MSS does not accept third-party checks, and it reserves the right to limit the number of checks processed at one time.

- If your investment check or ACH purchase does not clear, your order will be canceled and your account will be responsible for any losses of fees a Fund incurs as a result. Your account will be charged a $20 fee for each returned check or ACH purchase. In addition, a Fund may also redeem shares to cover any losses it incurs as a result. If an AutoInvest payment is returned unpaid for two consecutive periods, the privilege will be suspended until you notify us to reinstate it.

- A Fund may, in its discretion, reject any order for the purchase of shares.

- To limit the Funds' expenses, we no longer issue share certificates.

Selling Shares

- If you have share certificates, you must return them with a written redemption request.

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                                                               SHAREHOLDER GUIDE

---------------------------

When you buy and sell shares directly from the Fund, you will receive confirmation statements that describe your transaction. You should review the information in the confirmation statements carefully. If you notice an error, you should call MSS immediately. If you fail to notify MSS within one year of the transaction, you may be required to bear the costs of correction.

- Your shares will be sold at the next NAV calculated after MSS receives your request in good order. MSS will make the payment within seven days after receiving your request in good order.

- If you buy shares by check or by ACH purchase and quickly decide to sell them the Fund may withhold payment for 10 days from the date the check or ACH purchase order is received.

- When you sell Class B or Class C shares, or Class A shares when applicable, the Fund will recover any applicable sales charges either by selling additional shares, if available, or by reducing your proceeds by the amount of those charges.

- There will be no redemption during any period in which the right of redemption is suspended or date of payment is postponed because the New York Stock Exchange is closed or trading on the Exchange is restricted or the SEC deems an emergency to exist.

- Unless you decline telephone privileges on your application, you may be responsible for any fraudulent telephone order as long as MSS takes reasonable measures to verify the order.

- Reinvestment won't relieve you of any tax consequences on gains realized from a sale. The deductions or losses, however, may be denied.

- MSS requires a written order to sell shares if an account has submitted a change of address during the previous 30 days.

- MSS requires a written order to sell shares and a Medallion signature guarantee if:

  - MSS does not have on file required bank information to wire funds;

  - the proceeds from the sale will exceed $100,000;

  - the proceeds of the sale are to be sent to an address other than the address of record; or

  - the proceeds are to be payable to someone other than the account holder(s).

- In the interests of all shareholders, the Funds reserve the right to:

  - change or discontinue their exchange privileges upon notice to shareholders, or temporarily suspend this privilege without notice under extraordinary circumstances;

  - change or discontinue the systematic withdrawal plan upon notice to shareholders;

  - close accounts with balances less than $500 invested in Class A, B or C shares (by redeeming all shares held and sending proceeds to the address of record); and/or

  - change the minimum investment amounts.

Additional Information

The policies and fees described in this Prospectus govern transactions with the MainStay Funds. When you invest through a third party--bank, broker, 401(k), financial advisor, or financial supermarket--there may be transaction fees for, and you may be subject to, different investment minimums or limitations on buying or selling shares. Accordingly, the net yield to investors who purchase through financial intermediaries may be less than the net yield earned by investors who invest in a Fund directly. Consult a representative of your plan or financial institution if in doubt.

From time to time any of the Funds may close and reopen to new investors or new share purchases at its discretion. If a Fund is closed, either to new investors or new share purchases, and you redeem your total investment in the Fund, your account will be closed and you will not be able to make any additional investments in the Fund. If a Fund is closed to new investors, you may not

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SHAREHOLDER GUIDE

exchange shares of other MainStay Funds for shares of that Fund unless you are already a shareholder of such Fund.

Medallion Signature Guarantees

A Medallion signature guarantee helps protect against fraud. To protect your account, each Fund and MSS from fraud, Medallion signature guarantees are required to enable MSS to verify the identity of the person who has authorized redemption proceeds to be sent to a third party or a bank not previously established on the account. Medallion signature guarantees are also required for redemptions of $100,000 or more from an account, and for share transfer requests. Medallion signature guarantees must be obtained from certain eligible financial institutions that are participants in the Securities Transfer Association Medallion Program (STAMP), the Stock Exchange Medallion Program
(SEMP), or the New York Stock Exchange Medallion Signature Program (MSP). Eligible guarantor institutions provide Medallion signature guarantees that are covered by surety bonds in various amounts. It is your responsibility to ensure that the Medallion signature guarantee that you acquire is sufficient to cover the total value of your transaction(s). If the surety bond amount is not sufficient to cover the requested transaction(s), the Medallion signature guarantee will be rejected.

Signature guarantees that are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable. Shareholders may contact their financial advisor or the Fund toll-free at 1-800-MAINSTAY (1-800-624-6782) for further details.

FAIR VALUATION, MARKET TIMING, AND PORTFOLIO HOLDINGS DISCLOSURE

Determining the Funds' Share Prices (NAV) and the Valuation of Securities

Each Fund generally calculates the value of its investments (also known as its net asset value, or NAV) at the close of regular trading on the New York Stock Exchange (usually 4:00 pm eastern time) every day the Exchange is open. The net asset value per share for a class of shares is determined by dividing the value of a Fund's net assets attributable to that class by the number of shares of that class outstanding on that day. The value of a Fund's investments is generally based on current market prices (amortized cost, in the case of the Cash Reserves Fund). If current market values are not available or, in the judgment of the Manager, do not accurately reflect the fair value of a security, investments will be valued by another method that the Board believes in good faith accurately reflects fair value. Changes in the value of a Fund's portfolio securities after the close of trading on the principal markets in which the portfolio securities trade will not be reflected in the calculation of NAV unless the Manager, in consultation with the Subadvisor, deems a particular event could materially affect NAV. In this case, an adjustment in the valuation of the securities may be made in accordance with procedures adopted by the Board. A Fund may invest in portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. The NAV of a Fund's shares may change on days when shareholders will not be able to purchase or redeem shares.

The Board has adopted valuation procedures for the Funds and has delegated day-to-day responsibility for fair value determinations to the Fund's Valuation Committee. Determinations of the Valuation Committee are subject to review and ratification by the Board at its next scheduled meeting after the fair valuations are determined. Fair value determinations may be based upon developments related to a specific security or events affecting securities markets. Fair valuation involves subjective judgments, and it is possible that the fair value

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                                                               SHAREHOLDER GUIDE

determined for a security may differ materially from the value that could be realized upon the sale of the security.

The Funds expect to use fair value pricing for securities actively traded on U.S. exchanges only under very limited circumstances. The Funds may use fair value pricing more frequently for foreign securities. Where foreign securities markets close earlier than U.S. markets, the value of the securities may be affected by significant events or volatility in the U.S. markets occurring after the close of those foreign securities markets. To account for this, certain Funds' fair valuation procedures include a procedure whereby foreign securities may be valued based on third-party vendor modeling tools to the extent available.

Excessive Purchases and Redemptions or Exchanges

The interests of a Fund's shareholders and the Fund's ability to manage its investments may be adversely affected by excessive purchases and redemptions or exchanges of Fund shares over the short term. When large dollar amounts are involved, excessive trading may disrupt efficient implementation of a Fund's investment strategies or negatively impact Fund performance. For example, the Manager or a Fund's Subadvisor might have to maintain more of a Fund's assets in cash or sell portfolio securities at inopportune times to meet unanticipated redemptions. By realizing profits through short-term trading, shareholders that engage in excessive purchases and redemptions or exchanges of Fund shares may dilute the value of shares held by long-term shareholders. Funds investing in securities that are thinly traded, trade infrequently, or are relatively illiquid (such as foreign securities, high yield debt securities and small cap securities) may attract investors seeking to profit from short-term trading strategies that exploit the special valuation issues applicable to these types of holdings to a greater degree than other types of funds, and thus, may be more vulnerable to the risks associated with such activity.

The Funds are not intended to be used as a vehicle for short-term trading, and the Funds' Board of Trustees has adopted and implemented policies and procedures designed to discourage, detect and prevent frequent purchases and redemptions or exchanges of Fund shares in order to protect long-term Fund shareholders. The Funds reserve the right to restrict, reject or cancel, without prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any investor's financial intermediary firm. Any such rejection or cancellation of an order placed through a financial intermediary will occur, under normal circumstances, within one business day of the financial intermediary transmitting the order to the Funds. In addition, the Funds reserve the right to reject, limit, or impose other conditions on purchases or exchanges or to close or otherwise limit accounts based on a history of frequent purchases and redemptions of Fund shares that could adversely affect a Fund or its operations, including those from any individual or group who, in the Funds' judgment, is likely to harm Fund shareholders. Pursuant to the Funds' polices and procedures, a Fund may permit short-term purchases or exchanges that it believes, in the exercise of its judgment, are not disruptive or harmful to the Fund's long-term shareholders. For example, transactions conducted through systematic investment or withdrawal plans, trades within a money market fund and routine allocation and rebalancing activities made by an asset allocation fund that is affiliated with the Funds are not subject to the surveillance procedures. Any additional exceptions are subject to the advance approval by the Registrant's chief compliance officer, among others, and are subject to Board oversight.

The Funds, through MSS and the Distributor, maintain surveillance procedures to detect excessive or frequent trading in Fund shares. As part of this surveillance process, the Funds examine transactions in Fund shares that exceed certain

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SHAREHOLDER GUIDE

monetary thresholds or numerical limits within a specified period of time. The Funds also may consider the history of trading activity in all accounts known to be under common ownership, control, or influence. Among other things, to the extent identified, a Fund will place a "block" on any account if, during any 60-day period, there is (1) a purchase or exchange into the account following a redemption or exchange from such account or (2) a redemption or exchange from the account following a purchase or exchange into such account. An account that is blocked will not be permitted to place future purchase or exchange requests for an additional 60 day period in that Fund. The Funds may modify their surveillance procedures and criteria from time to time without prior notice, as necessary or appropriate to improve the detection of excessive or frequent trading or to address specific circumstances.

In addition to these measures, the Funds may from time to time impose a redemption fee on redemptions or exchanges of Fund shares made within a certain period of time in order to deter short-term trading and to offset certain costs associated with short-term trading, which fee will be described in the Funds' Prospectus.

While the Funds discourage excessive short-term trading, there is no assurance that the Funds or their procedures will be able to effectively detect market timing activity or participants engaging in such activity, or, if it is detected, to prevent its recurrence. The Funds' ability to reasonably detect all such trading may be limited, for example, where such trading is conducted through omnibus and similar account arrangements. In the case of omnibus accounts there is no assurance that each financial intermediary that carries an omnibus account will cooperate with the Funds to assist in monitoring and detecting market timing and excessive trading activities. Where a financial intermediary does not cooperate, the Funds may review and determine whether it is in the best interest of the Funds to continue to maintain a selling agreement with such financial intermediary, or whether such agreement should be terminated. The Funds have no arrangements to permit or accommodate frequent or excessive short-term trading.

Portfolio Holdings Information

A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities holdings is available in the Funds' Statement of Additional Information. MainStay Funds publish quarterly a list of each Fund's ten largest holdings and publish monthly a complete schedule of the Fund's portfolio holdings on the internet at www.mainstayfunds.com. You may also obtain this information by calling toll-free 1-800-MAINSTAY (1-800-624-6782). The portfolio holdings are made available as of the last day of each calendar month. In addition, disclosure of the Funds' top ten holdings is made quarterly approximately 15 days after the end of each fiscal quarter. The quarterly top ten holdings information is also provided in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report to the SEC on Form N-Q.

FUND EARNINGS

Dividends and Interest

Most funds earn either dividends from stocks, interest from bonds and other securities, or both. A mutual fund, however, always pays this income to you as "dividends." The dividends paid by each Fund will vary based on the income from its investments and the expenses incurred by the Fund.

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                                                               SHAREHOLDER GUIDE

---------------------------

MSS reserves the right to automatically reinvest dividend distributions of less than $10.00.


---------------------------

If you prefer to reinvest dividends and/or capital gains in another Fund, you must first establish an account in that class of shares of the Fund. There is no sales charge on shares purchased through the automatic reinvestment of dividends or capital gains.
---------------------------
SEEK PROFESSIONAL ASSISTANCE.Your financial adviser can help you keep your investment goals coordinated with your tax considerations. But for tax counsel, always rely on your tax adviser. For additional information on federal, state and local taxation, see the Statement of Additional Information.

When the Funds Pay Dividends
The Funds declare and distribute any dividends at least once a year. The Cash Reserves Fund declares dividends on a daily basis and distributes dividends on a monthly basis. The Intermediate Term Bond Fund, Indexed Bond Fund and Short Term Bond Fund declare and pay dividends monthly. The Balanced Fund declares and pays dividends quarterly.

Dividends are normally paid on the first business day of each month after a dividend is declared. You begin earning dividends the next business day after MSS receives your purchase request in good order.

Capital Gains

The Funds earn capital gains when they sell securities at a profit.

When the Funds Pay Capital Gains

The Funds will normally distribute any capital gains to shareholders in December.

How to Take Your Earnings

You may receive your portion of MainStay Fund earnings in one of seven ways. You can make your choice at the time of application, and change it as often as you like by notifying your financial advisor (if permitted by your broker-dealer) or the Funds directly. The seven choices are:

1. Reinvest dividends and capital gains in:

   - the same Fund; or

   - another MainStay Fund of your choice (other than a Fund that is closed, either to new investors or to new share purchases).

2. Take the dividends in cash and reinvest the capital gains in the same Fund.

3. Take the capital gains in cash and reinvest the dividends in the same Fund.

4. Take a percentage of dividends or capital gains in cash and reinvest the remainder in the same Fund.

5. Take dividends and capital gains in cash.

6. Reinvest all or a percentage of the capital gains in another MainStay Fund (other than a Fund that is closed, either to new investors or to new share purchases) and reinvest the dividends in the original Fund.

7. Reinvest all or a percentage of the dividends in another MainStay Fund (other than a Fund that is closed, either to new investors or to new share purchases) and reinvest the capital gains in the original Fund.

If you do not make one of these choices on your application, your earnings will be automatically reinvested in the same class of shares of the same Fund.

UNDERSTAND THE TAX CONSEQUENCES

Most of Your Earnings are Taxable

Virtually all of the dividends and capital gains distributions you receive from the Funds are taxable, whether you take them as cash or automatically reinvest them. A Fund's realized earnings are taxed based on the length of time a Fund holds its investments, regardless of how long you hold Fund shares. If a Fund realizes long-term capital gains, the earnings distributions are taxed as long-term capital gains; earnings from short-term capital gains and income generated on debt investments and other sources are generally taxed as ordinary income upon distribution. Earnings of an Equity Fund, if any, will generally be a result of capital gains that may be taxed as either long-term capital gains or short-term capital gains (taxed as ordinary income). Earnings generated by interest received on fixed income securities (particularly earnings generated by Income Fund)

                                                                              87
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SHAREHOLDER GUIDE

---------------------------

BUY AFTER THE DIVIDEND PAYMENT. Avoid buying shares shortly before a dividend payment. Part of your investment may be returned in the form of a dividend, which may be taxable.

---------------------------
DO NOT OVERLOOK SALES CHARGES. The amount you pay in sales charges reduces gains and increases losses for tax purposes.

generally will be a result of income generated on debt investments and will be taxable as ordinary income.

For individual shareholders, a portion of the dividends received from the Equity Funds and/or the Blended Funds may be treated as "qualified dividend income" which is currently taxable to individuals at a maximum rate of 15%, to the extent that such Funds receive qualified dividend income from domestic corporations and certain qualified foreign corporations and that certain holding period and other requirements are met. The shareholder must also generally satisfy a more than 60 day holding period requirement with respect to each distribution of qualified dividends in order to qualify for the 15% rate on such distribution.

Since many of the stocks in which the Equity Funds and/or Blended Funds invest do not pay significant dividends, it is not likely that a substantial portion of the distributions by such Funds will qualify for the 15% maximum rate. It is also not expected that any portion of the distributions by the Income Funds will qualify for the 15% rate. For corporate shareholders, a portion of the dividends received from the Equity Funds and Blended Funds may qualify for the corporate dividends received deduction.

MSS will mail your tax report each year by January 31. This report will tell you which dividends and redemption proceeds should be treated as taxable ordinary income, which, if any, as tax-exempt income, and which, if any, as long-term capital gains.

The Funds may be required to withhold U.S. Federal income tax at the rate of 28% of all taxable distributions payable to you if you fail to provide the Funds with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Such withholding is not an additional tax and any amounts withheld may be credited against your U.S. Federal income tax liability.

Exchanges

An exchange of shares of one MainStay Fund for shares of another will be treated as a sale of shares of the first MainStay Fund and a purchase of shares of the second MainStay Fund. Any gain on the transaction may be subject to taxation.

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

KNOW WITH WHOM YOU'RE INVESTING

WHO RUNS THE FUNDS' DAY-TO-DAY BUSINESS?

New York Life Investment Management LLC ("NYLIM" or the "Manager"), 169 Lackawanna Avenue, Parsippany, New Jersey 07054, serves as the Funds' Manager. In conformity with the stated policies of the Funds, NYLIM administers each Fund's business affairs and manages the investment operations of each Fund and the composition of the portfolio of each Fund, subject to the supervision of the Board of Directors of Eclipse Funds Inc. and the Board of Trustees of Eclipse Funds, as appropriate. The Manager commenced operations in April 2000 and is an independently managed, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Funds.

The Manager has delegated its portfolio management responsibilities for the All Cap Growth Fund, All Cap Value Fund, Intermediate Term Bond Fund, and Short Term Bond Fund to its affiliate, MacKay Shields LLC ("MacKay Shields" or the "Subadvisor"), 9 West 57th Street, New York, NY 10019.

The Manager pays the salaries and expenses of all personnel affiliated with the Funds, and all the operational expenses that aren't the responsibility of the Funds, including the fee paid to the Subadvisor. Pursuant to a management contract with each Fund, the Manager is entitled to receive fees from each Fund, accrued daily and payable monthly.

For the fiscal year ended October 31, 2004, the following Funds paid the Manager an aggregate fee for services performed as a percentage of the average daily net assets of each such Fund as follows:

                                                                     RATE PAID FOR THE
                                                                     FISCAL YEAR ENDED
                                                                        OCTOBER 31,
                                                                           2004
  All Cap Growth Fund                                                      0.79%

  All Cap Value Fund                                                       0.73%
  Asset Manager Fund                                                       0.44%

  Balanced Fund                                                            0.75%
  Cash Reserves Fund                                                       0.40%

  Floating Rate Fund                                                       0.60%
  Indexed Bond Fund                                                        0.34%

  Intermediate Term Bond Fund                                              0.57%
  Mid Cap Opportunity Fund                                                 0.30%

  S&P 500 Index Fund                                                       0.22%
  Small Cap Opportunity Fund                                               1.00%

  Short Term Bond Fund                                                     0.42%

The Manager is not responsible for records maintained by the Funds' Custodian, Transfer Agent, Dividend Disbursing and Shareholder Servicing Agent, or Subadvisor, except to the extent expressly provided in the Management Agreements between the Manager and the Funds.

Under the supervision of the Manager, the Subadvisor is responsible for making the specific decisions about buying, selling and holding securities; selecting brokers and brokerage firms to trade for it; maintaining accurate records; and, if possible, negotiating favorable commissions and fees with the brokers and brokerage firms. For these services, the Subadvisor is paid a monthly fee by the Manager, not the Funds. (See the Statement of Additional Information for a breakdown of fees.)

WHO MANAGES YOUR MONEY?

NYLIM serves as Manager of the assets of the Funds. NYLIM, a Delaware limited liability company, commenced operations in March 2000. NYLIM is an indirect, wholly-owned subsidiary of New York Life. As of December 31, 2004, NYLIM and its affiliates managed approximately $189.1 billion in assets.

MacKay Shields is the Subadvisor to the All Cap Growth Fund, All Cap Value Fund, Intermediate Term Bond Fund and Short Term Bond Fund. The firm was incorporated in 1969 as an independent investment advisory firm and was privately held until 1984 when it became a wholly-owned but autonomously managed subsidiary of New York Life. As of December 31, 2004, MacKay Shields managed approximately $39.2 billion in assets.

PORTFOLIO MANAGERS:

NYLIM uses a team of portfolio managers and analysts acting together to manage each fund's investments. The senior members of each Fund's portfolio management team who are jointly and primarily responsible for the Fund's day-to-day management are set forth below.

ALL CAP GROWTH FUND--Rudolph C. Carryl and Edmund C. Spelman

ALL CAP VALUE FUND--Richard A. Rosen and Mark T. Spellman

ASSET MANAGER FUND--Tony Elavia and Devon McCormick

BALANCED FUND--Joan M. Sabella and Tony Elavia

CASH RESERVES FUND--Mark C. Boyce and David Clement

FLOATING RATE FUND--Anthony Malloy and Robert Dial

INDEXED BOND FUND--Paul Cunningham and Donald Serek

INTERMEDIATE TERM BOND FUND--Gary Goodenough and Christopher Harms

MID CAP OPPORTUNITY FUND--Kathy A. O'Connor and Jeffrey Sanders

S&P 500 INDEX FUND--Francis J. Ok

SHORT TERM BOND FUND--Claude Athaide and Gary Goodenough

SMALL CAP OPPORTUNITY FUND--Kathy A. O'Connor and Jeffrey Sanders

PORTFOLIO MANAGER BIOGRAPHIES:

The following section provides biographical information about each of the Funds' portfolio managers and certain other investment personnel. Additional information regarding the portfolio managers' compensation, other accounts managed by these portfolio managers and their ownership of shares of the Funds each manages is available in the Statement of Additional Information.

CLAUDE ATHAIDE, PH.D., CFA Mr. Athaide became a manager of the Short Term Bond Fund in April 2001. Mr. Athaide joined MacKay Shields in 1996 and became an Associate Director in 2001. Prior to joining MacKay Shields, Mr. Athaide taught graduate and undergraduate level statistical and computer programming courses at George Washington University and The Wharton School of the University of Pennsylvania and was a Quantitative Analyst with Republic National Bank from May 1995 to August 1995. Mr. Athaide has nine years of investment experience. Mr. Athaide became a Chartered Financial Analyst (CFA) in 2000.

MARK C. BOYCE Mr. Boyce serves as Portfolio Manager of the Cash Reserves Fund. Mr. Boyce has managed the Cash Reserves Fund since December 1999 and the Money Markets Group of New York Life and its subsidiaries since May 1997. He is a member of the fixed income portfolio management team at New York Life. As of March 2000, the fixed income portfolio management team at New York Life became a part of NYLIM. From 1992 to 1997, Mr. Boyce was an Investment Vice President responsible for Structured Finance Investments at New York Life.

RUDOLPH C. CARRYL Mr. Carryl has managed the All Cap Growth Fund since August 1992. Mr. Carryl is a Senior Managing Director of MacKay Shields. He joined MacKay Shields as a Director in 1992 and has 24 years of investment management and research experience. Mr. Carryl was Research Director and Senior Portfolio Manager at Value Line, Inc. from 1978 to 1992.

DAVID CLEMENT Mr. Clement has managed the Cash Reserves Fund since its inception in January, 1991 and is a member of the fixed income portfolio management team at New York Life. As of March 2000, the fixed income portfolio management team at New York Life became a part of NYLIM. Mr. Clement joined the Asset Management Group of New York Life in 1990.

PAUL CUNNINGHAM Mr. Cunningham is a portfolio manager of the Indexed Bond Fund. Mr. Cunningham joined the Securities Investment Group of NYLIM after 8 years with J.P. Morgan, where he was Head of asset-backed securities and structured products syndicate and secondary trading. He also served as senior trader for both Eurobonds and Yankee issues. Prior to J.P. Morgan, he spent 8 years with Credit Suisse First Boston, first as product manager and trader in London for corporates, agencies and asset-backed securities, and then as Director and Head of International Bond Trading in New York. Prior to Credit Suisse First Boston, Mr. Cunningham was a senior vice president with Freeman Securities, where he traded corporates, agencies and mortgage-backed securities. Mr. Cunningham has a total of 27 years in the fixed income markets encompassing a broad range of experience in trading, distributing, and evaluating various asset-classes on a global basis.

ROBERT DIAL Mr. Dial joined NYLIM in 2001 and is responsible for leveraged loan investments. Mr. Dial is a Director. Prior to joining NYLIM, Mr. Dial was a Director in the Acquisition Finance Group at Fleet Securities where he was responsible for originating, structuring and distributing non-investment grade financings. Previously, he worked in leveraged finance capacities at Credit Lyonnais and at Chase Manhattan, where he completed the bank's formal credit training program. Mr. Dial earned a BA from Yale University and an MBA from the University of Chicago.

TONY ELAVIA Mr. Elavia has been an employee of NYLIM since September 2004 and is a Senior Managing Director. Mr. Elavia is also Chief Investment Officer of NYLIM Equity Investors Group, a division of NYLIM LLC. Mr. Elavia is a manager of the Balanced and Asset Manager Funds. Prior to joining NYLIM, Mr. Elavia spent five years as a Managing Director and Senior Portfolio Manager of the Large Cap Growth team of Putnam Investments in Boston, Massachusetts. Mr. Elavia holds a PH.D. and M.A. in Economics from the University of Houston and a M.S. and B.C. from the University of Baroda in Vadodara, India.

ANTHONY MALLOY Mr. Malloy has been an employee of NYLIM since March 1999 and is a Managing Director. He is responsible for the management of NYLIM's leveraged loan business. Prior to joining NYLIM, Mr. Malloy spent five years at J.P. Morgan as Vice President in the Debt Capital Markets group and as a Vice President and senior relationship manager in the Loan Capital Markets group. Earlier in his career, Mr. Malloy was the Head of Risk Management in the Derivatives group at The Toronto-Dominion Bank. Mr. Malloy received a BA in English and Economics from Middlebury College and a MBA in Finance from New York University.

GARY GOODENOUGH Mr. Goodenough became a manager of the Intermediate Term Bond Fund in July 2000 and the Short Term Bond Fund in April, 2001. Mr. Goodenough joined MacKay Shields as Managing Director and Co-head of Fixed Income in 2000. Prior to joining MacKay Shields, Mr. Goodenough was a Senior Portfolio Manager at Loomis Sayles & Co. from December 1993 to May 2000. Prior to this, he was a Managing Director at Bear Stearns & Company and was a Managing Director of High Yield Bonds and a Managing Director of Global Bonds at Salomon Brothers.

CHRISTOPHER HARMS Mr. Harms has managed the Intermediate Term Bond Fund since April 1999. Mr. Harms is a Managing Director of MacKay Shields. He joined MacKay Shields in 1991 with more than 10 years of prior investment management and research experience. Prior to joining the firm, Mr. Harms was employed at Bear Stearns in the Asset Management Division as a fixed income portfolio manager.

DEVON MCCORMICK Mr. McCormick became a manager of the Asset Manager Fund on May 1, 2004. He joined NYLIM's Quantitative Strategies division in May 2001 and is responsible for research and development of new quantitative models as well as enhancing existing models used for active quantitative portfolio engineering. Mr. McCormick has over twenty years of experience with technology in the field of finance. Prior to joining NYLIM, he was associated with Bankers Trust/Deutsche Bank, Smith Barney and at Morgan Stanley. Mr McCormick received his B.A. in Philosophy from Vassar College and was awarded his CFA designation in 2000. He is a member of the New York Society of Security Analysts; the Association for Computing Machinery; the Quantitative Work Alliance for Applied Finance, Education, and Wisdom; the New York Academy of Sciences; and the Society of Quantitative Analysts.

KATHY A. O'CONNOR, CFA Ms. O'Connor has been managing the Mid Cap Opportunity Fund since its inception in 1994 and the Small Cap Opportunity Fund since 1987. She is a Managing Director of NYLIM since December, 2000. She worked at Towneley Capital Management, Inc. from 1987 to 2000. Ms. O'Connor has been a Director of the New York Society of Security Analysts since 1996. She holds a B.B.A. from the University of Massachusetts, an M.B.A. from Babson College, and is a Chartered Financial Analyst.

FRANCIS J. OK Mr. Ok has managed the S&P 500 Index Fund since November, 1996 and is responsible for managing and running NYLIM Quantitative Strategies' trading desk. Mr. Ok has been an employee of NYLIM since March 2000. Previously, Mr. Ok was a portfolio manager and managed the trading desk at Monitor Capital Advisors LLC since 1994. Mr. Ok holds a B.S. in Economics from Northeastern University.

RICHARD A. ROSEN, CFA Mr. Rosen has managed the All Cap Value Fund since January 1999. Mr. Rosen is a Senior Managing Director of MacKay Shields in the Equity Division. He joined MacKay Shields in January 1999 after working as a Managing Director and equity portfolio manager at Prudential Investments from August 1991 to January 1999.

JOAN M. SABELLA Ms. Sabella has been managing the Balanced Fund since its inception in 1989. She has been a Director of NYLIM since December 2000. Previously she worked at Towneley Capital Management, Inc. from 1978 to 2000. Ms. Sabella has been a member of the Financial Planning Association since 1995 and the Association for Investment Management Research (AIMR) since 2002. She holds a B.B.A. from Baruch College, is a Certified Financial Planner, and a Chartered Retirement Planning Counselor.

JEFFREY D. SANDERS, CFA Mr. Sanders is a Managing Director of NYLIM since December 2000. Previously, he worked at Towneley Capital Management since 1988. Prior to joining Towneley, Mr. Sanders was a Vice President at Citicorp specializing in mergers and acquisitions, a corporate finance associate at Merrill Lynch Capital Markets and a geophysicist at Getty Oil Company. He received BS and MS degrees from the California Institute of Technology and a MBA from Boise State University in Idaho. Mr. Sanders is a Chartered Financial Analyst and is a member of the Association for Investment Management and Research (AIMR).

DONALD SEREK Mr. Serek became manager of the Indexed Bond Fund on October 15, 2004. He joined NYLIM as a corporate bond specialist. Previously, he was a Senior Analyst at Citicorp Securities where he analyzed global power, sovereign, supranational, telecommunications and media issuers for five years. He has also held positions in Citibank's Corporate Financial Analysis and International Banking and Finance Groups. Mr. Serek received his BBA in Finance and Economics from Temple University in 1990.

MARK T. SPELLMAN Mr. Spellman has managed the All Cap Value Fund since January 2005. Mr. Spellman joined MacKay Shields in 1996 and is currently a Director at the firm. Prior to joining MacKay Shields, Mr. Spellman was a research analyst and market strategist at Deutsche Bank and a portfolio manager with Prudential Equity Management Associates. Mr. Spellman has 18 years of investment management experience.

EDMUND C. SPELMAN Mr. Spelman has managed the All Cap Growth Fund since February 1991. Mr. Spelman is a Senior Managing Director of MacKay Shields, and specializes in equity securities. He joined MacKay Shields in 1991 after working as a securities analyst at Oppenheimer & Co., Inc. from 1984 to 1991.

FINANCIAL HIGHLIGHTS

ECLIPSE FUNDS INC.

The financial highlights tables are intended to help you understand the Funds' financial performance for the past five years or, if shorter, the period of the Funds' operations. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions). This information for the periods ended October 31, 2004 and 2003 has been audited by KPMG LLP, whose report, along with the Funds' financial statements, is included in the annual report, which is available upon request. For all periods ending on or before October 31, 2002, the information provided was audited by another auditor.

FINANCIAL HIGHLIGHTS

ALL CAP GROWTH FUND
(Selected per share data and ratios)

                             CLASS A            CLASS B            CLASS C                        CLASS I
                           -----------        -----------        -----------        ------------------------------------
                           JANUARY 2,         JANUARY 2,         JANUARY 2,
                              2004*              2004*              2004*
                             THROUGH            THROUGH            THROUGH                 YEAR ENDED OCTOBER 31,
                           OCTOBER 31,        OCTOBER 31,        OCTOBER 31,        ------------------------------------
                              2004               2004               2004               2004         2003         2002
Net asset value at
 beginning of period.....  $    18.99         $    18.99         $    18.99         $    18.66   $    16.02   $    19.92
                           ----------         ----------         ----------         ----------   ----------   ----------
Net investment loss
 (a).....................       (0.10)             (0.22)             (0.23)             (0.04)       (0.01)       (0.04)
Net realized and
 unrealized gain (loss)
 on investments..........       (0.57)             (0.56)             (0.54)              0.28         2.65        (3.86)
                           ----------         ----------         ----------         ----------   ----------   ----------
Total from investment
 operations..............       (0.67)             (0.78)             (0.77)              0.24         2.64        (3.90)
                           ----------         ----------         ----------         ----------   ----------   ----------

Less distributions:
From net realized gain on
 investments.............         --                 --                 --                 --           --           --
                           ----------         ----------         ----------         ----------   ----------   ----------
Net asset value at end of
 period..................  $    18.32         $    18.21         $    18.22         $    18.90   $    18.66   $    16.02
                           ==========         ==========         ==========         ==========   ==========   ==========
Total investment return
 (b).....................       (3.53%)(c)         (4.11%)(c)         (4.05%)(c)          1.29%       16.48%      (19.58%)

Ratios (to average net assets)/Supplemental Data:
 Net investment loss.....       (0.61%)+           (1.36%)+           (1.36%)+           (0.23%)      (0.04%)      (0.22%)
 Net expenses............        1.31%+             2.06%+             2.06%+             0.93%        0.93%        0.93%
 Expenses (before
   reimbursement)........        1.37%+             2.12%+             2.12%+             0.99%        1.02%        1.02%
Portfolio turnover
 rate....................          44%                44%                44%                44%          35%          63%
Net assets at end of
 period (in 000's).......  $   12,716         $    3,453         $      532         $  253,968   $  342,761   $  320,059

                                   CLASS I
                           -----------------------

                           YEAR ENDED OCTOBER 31,
                           -----------------------
                              2001         2000
Net asset value at
 beginning of period.....  $    37.50   $    36.45
                           ----------   ----------
Net investment loss
 (a).....................       (0.09)       (0.20)
Net realized and
 unrealized gain (loss)
 on investments..........      (12.79)        4.66
                           ----------   ----------
Total from investment
 operations..............      (12.88)        4.46
                           ----------   ----------
Less distributions:
From net realized gain on
 investments.............       (4.70)       (3.41)
                           ----------   ----------
Net asset value at end of
 period..................  $    19.92   $    37.50
                           ==========   ==========
Total investment return
 (b).....................      (38.34%)      12.24%
Ratios (to average net as
 Net investment loss.....       (0.32%)      (0.52%)
 Net expenses............        0.93%        0.93%
 Expenses (before
   reimbursement)........        0.98%        0.93%
Portfolio turnover
 rate....................          35%          48%
Net assets at end of
 period (in 000's).......  $  436,898   $1,197,216

 *   Commencement of Operations.
 +   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges. Class
     I is not subject to sales charges.
(c)  Total return is not annualized.

                                                            FINANCIAL HIGHLIGHTS

ALL CAP VALUE FUND
(Selected per share data and ratios)

                                   CLASS A        CLASS B        CLASS C            CLASS I
                                 -----------    -----------    -----------    --------------------
                                 JANUARY 2,     JANUARY 2,     JANUARY 2,
                                    2004*          2004*          2004
                                   THROUGH        THROUGH        THROUGH      YEAR ENDED OCTOBER 31,
                                 OCTOBER 31,    OCTOBER 31,    OCTOBER 31,    --------------------
                                    2004           2004           2004          2004        2003
Net asset value at beginning
 of period...................     $  12.08       $  12.08       $  12.08      $  11.26    $   9.38
                                  --------       --------       --------      --------    --------
Net investment income
 (loss)......................         0.06(c)       (0.01)(c)      (0.01)(c)      0.11(c)     0.14(c)
Net realized and unrealized
 gain (loss) on
 investments.................         0.26           0.26           0.26          1.23        1.85
                                  --------       --------       --------      --------    --------
Total from investment
 operations..................         0.32           0.25           0.25          1.34        1.99
                                  --------       --------       --------      --------    --------

Less dividends and distributions:
From net investment
 income......................          --             --             --          (0.16)      (0.11)
From net realized gain on
 investments.................          --             --             --            --          --
                                  --------       --------       --------      --------    --------
Total dividends and
 distributions...............          --             --             --          (0.16)      (0.11)
                                  --------       --------       --------      --------    --------
Net asset value at end of
 period......................     $  12.40       $  12.33       $  12.33      $  12.44    $  11.26
                                  ========       ========       ========      ========    ========
Total investment return
 (a).........................         2.65%(b)       2.07%(b)       2.07%(b)     11.97%      21.43%

Ratios (to average net assets)/Supplemental Data:
 Net investment income
   (loss)....................         0.65%+        (0.10%)+       (0.10%)+       1.04%       1.37%
 Net expenses................         1.33%+         2.08%+         2.08%+        0.94%       0.94%
 Expenses (before
   reimbursement)............         1.45%+         2.20%+         2.20%+        1.06%       1.11%
Portfolio turnover rate......           48%            48%            48%           48%         64%
Net assets at end of period
 (in 000's)..................     $  9,206       $  3,776       $    884      $118,150    $163,551

                                           CLASS I
                               --------------------------------

                                  YEAR ENDED OCTOBER 31,
                               --------------------------------
                                 2002        2001        2000
Net asset value at beginning
 of period...................  $  12.55    $  14.00    $  12.69
                               --------    --------    --------
Net investment income
 (loss)......................      0.13(c)     0.16(c)     0.15
Net realized and unrealized
 gain (loss) on
 investments.................     (1.86)      (1.15)       1.27
                               --------    --------    --------
Total from investment
 operations..................     (1.73)      (0.99)       1.42
                               --------    --------    --------
Less dividends and distributi
From net investment
 income......................     (0.31)      (0.15)      (0.11)
From net realized gain on
 investments.................     (1.13)      (0.31)        --
                               --------    --------    --------
Total dividends and
 distributions...............     (1.44)      (0.46)      (0.11)
                               --------    --------    --------
Net asset value at end of
 period......................  $   9.38    $  12.55    $  14.00
                               ========    ========    ========
Total investment return
 (a).........................    (16.46%)     (7.29%)     11.31%
Ratios (to average net assets
 Net investment income
   (loss)....................      1.12%       1.28%       1.12%
 Net expenses................      0.94%       0.94%       0.94%
 Expenses (before
   reimbursement)............      1.12%       1.00%       0.94%
Portfolio turnover rate......        65%         94%         96%
Net assets at end of period
 (in 000's)..................  $137,069    $140,919    $742,924

 *   Commencement of Operations.
 +   Annualized.
(a)  Total return is calculated exclusive of sales charges. Class
     I is not subject to sales charges.
(b)  Total return is not annualized.
(c)  Per share data based on average shares outstanding during the period.

FINANCIAL HIGHLIGHTS

S&P 500 INDEX FUND
(Selected per share data and ratios)

                                             CLASS A                                      CLASS I
                                           -----------     ----------------------------------------------------------------------
                                           JANUARY 2,
                                              2004*
                                             THROUGH                               YEAR ENDED OCTOBER 31,
                                           OCTOBER 31,     ----------------------------------------------------------------------
                                              2004            2004           2003           2002           2001           2000
Net asset value at beginning of
 period...............................      $  25.46       $    24.43     $    20.57     $    25.84     $    37.38     $    36.99
                                            --------       ----------     ----------     ----------     ----------     ----------
Net investment income.................          0.20             0.33           0.32(a)        0.31           0.30(a)        0.37
Net realized and unrealized gain
 (loss) on investments................          0.45             1.88           3.85          (3.86)         (9.06)          1.86
                                            --------       ----------     ----------     ----------     ----------     ----------
Total from investment operations......          0.65             2.21           4.17          (3.55)         (8.76)          2.23
                                            --------       ----------     ----------     ----------     ----------     ----------

Less dividends and distributions:
From net investment income............           --             (0.29)         (0.31)         (0.32)         (0.36)         (0.38)
From net realized gain on
 investments..........................           --               --             --           (1.40)         (2.42)         (1.46)
                                            --------       ----------     ----------     ----------     ----------     ----------
Total dividends and distributions.....           --             (0.29)         (0.31)         (1.72)         (2.78)         (1.84)
                                            --------       ----------     ----------     ----------     ----------     ----------
Net asset value at end of period......      $  26.11       $    26.35     $    24.43     $    20.57     $    25.84     $    37.38
                                            ========       ==========     ==========     ==========     ==========     ==========
Total investment return (b)...........          2.55%(c)         9.10%         20.59%        (15.23%)       (24.90%)         5.98%

Ratios (to average net assets)/Supplemental Data:
 Net investment income................          1.09%+           1.38%          1.46%          1.31%          1.03%          0.95%
 Net expenses.........................          0.59%+           0.30%          0.30%          0.30%          0.30%          0.30%
 Expenses (before reimbursement)......          0.87%+           0.58%          0.61%          0.59%          0.57%          0.54%
Portfolio turnover rate...............             2%               2%             3%             4%             5%            11%
Net assets at end of period (in
 000's)...............................      $280,346       $  982,503     $  777,843     $  527,277     $  612,937     $1,503,224

 *   Commencement of Operations.
 +   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges. Class
     I is not subject to sales charges.
(c)  Total return is not annualized.

                                                            FINANCIAL HIGHLIGHTS

CASH RESERVES FUND
(Selected per share data and ratios)

                                                                                             CLASS I
                                                                 ---------------------------------------------------------------
                                                                                     YEAR ENDED OCTOBER 31,
                                                                 ---------------------------------------------------------------
                                                                   2004          2003          2002          2001         2000
Net asset value at beginning of year........................     $   1.00      $   1.00      $   1.00      $   1.00     $   1.00
                                                                 --------      --------      --------      --------     --------
Net investment income.......................................         0.01          0.01          0.02          0.04         0.06
Net realized gain on investments............................         0.00(a)       0.00(a)       0.00(a)        --           --
                                                                 --------      --------      --------      --------     --------
Total from investment operations............................         0.01          0.01          0.02          0.04         0.06
                                                                 --------      --------      --------      --------     --------

Less dividends and distributions:
From net investment income..................................        (0.01)        (0.01)        (0.02)        (0.04)       (0.06)
From net realized gain on investments.......................        (0.00)(a)     (0.00)(a)     (0.00)(a)       --           --
                                                                 --------      --------      --------      --------     --------
Total dividends and distributions...........................        (0.01)        (0.01)        (0.02)        (0.04)       (0.06)
                                                                 --------      --------      --------      --------     --------
Net asset value at end of year..............................     $   1.00      $   1.00      $   1.00      $   1.00     $   1.00
                                                                 ========      ========      ========      ========     ========
Total investment return.....................................         0.77%         0.83%         1.65%         4.67%        5.98%

Ratios (to average net assets)/Supplemental Data:
 Net investment income......................................         0.77%         0.84%         1.61%         4.50%        5.81%
 Net expenses...............................................         0.50%         0.50%         0.50%         0.50%        0.50%
 Expenses (before reimbursement)............................         0.60%         0.60%         0.62%         0.61%        0.57%
Net assets at end of year (in 000's)........................     $246,542      $221,058      $329,921      $199,495     $160,942

(a)  Less than one cent per share.

FINANCIAL HIGHLIGHTS

FLOATING RATE FUND
(Selected per share data and ratios)

                                                        CLASS A                 CLASS B                 CLASS C         CLASS I
                                                      -----------             -----------             -----------     -----------
                                                        MAY 3,                  MAY 3,                  MAY 3,          MAY 3,
                                                         2004*                   2004*                   2004*           2004*
                                                        THROUGH                 THROUGH                 THROUGH         THROUGH
                                                      OCTOBER 31,             OCTOBER 31,             OCTOBER 31,     OCTOBER 31,
                                                         2004                    2004                    2004            2004
Net asset value at beginning of period..............   $  10.00                $  10.00                $  10.00        $  10.00
                                                       --------                --------                --------        --------
Net investment income...............................       0.14(a)                 0.10(a)                 0.10(a)         0.15(a)
Net realized and unrealized gain (loss) on
 investments........................................       0.04                    0.04                    0.04            0.04
                                                       --------                --------                --------        --------
Total from investment operations....................       0.18                    0.14                    0.14            0.19
                                                       --------                --------                --------        --------

Less dividends:
From net investment income..........................      (0.15)                  (0.11)                  (0.11)          (0.16)
                                                       --------                --------                --------        --------
Redemption fee......................................       0.00(b)                 0.00(b)                 0.00(b)         0.00(b)
                                                       --------                --------                --------        --------
Net asset value at end of period....................   $  10.03                $  10.03                $  10.03        $  10.03
                                                       ========                ========                ========        ========
Total investment return (c).........................       1.79%(d)                1.41%(d)                1.41%(d)        1.92%(d)

Ratios (to average net assets)/Supplemental Data:
 Net investment income..............................       2.83%+                  2.08%+                  2.08%+          3.08%+
 Net expenses.......................................       1.07%+                  1.82%+                  1.82%+          0.82%+
 Expenses (before reimbursement)....................       1.07%+                  1.82%+                  1.82%+          0.82%+
Portfolio turnover rate.............................          3%                      3%                      3%              3%
Net assets at end of period (in 000's)..............   $254,969                $ 38,233                $ 85,807        $  2,298

 *   Commencement of Operations.
 +   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Less than one cent per share.
(c)  Total return is calculated exclusive of sales charges. Class
     I is not subject to sales charges.
(d)  Total return is not annualized.

                                                            FINANCIAL HIGHLIGHTS

INDEXED BOND FUND
(Selected per share data and ratios)

                                                    CLASS A                                   CLASS I
                                                  -----------     ---------------------------------------------------------------
                                                  JANUARY 2,
                                                     2004*
                                                    THROUGH                           YEAR ENDED OCTOBER 31,
                                                  OCTOBER 31,     ---------------------------------------------------------------
                                                     2004           2004          2003          2002          2001         2000
Net asset value at beginning of period.......      $  10.95       $  10.89      $  10.86      $  11.21      $  10.73     $  10.76
                                                   --------       --------      --------      --------      --------     --------
Net investment income........................          0.33           0.34          0.39          0.52(d)       0.65(d)(e)     0.72
Net realized and unrealized gain (loss) on
 investments.................................          0.13           0.19          0.04          0.08          0.72(e)      0.00(c)
                                                   --------       --------      --------      --------      --------     --------
Total from investment operations.............          0.46           0.53          0.43          0.60          1.37         0.72
                                                   --------       --------      --------      --------      --------     --------

Less dividends:
From net investment income...................         (0.34)         (0.35)        (0.40)        (0.95)        (0.89)       (0.75)
                                                   --------       --------      --------      --------      --------     --------
Net asset value at end of period.............      $  11.07       $  11.07      $  10.89      $  10.86      $  11.21     $  10.73
                                                   ========       ========      ========      ========      ========     ========
Total investment return(a)...................          3.65%(b)       5.01%         3.97%         5.92%        13.44%        7.27%

Ratios (to average net assets)/Supplemental Data:
 Net investment income.......................          3.16%+         3.43%         3.39%         4.83%         6.00%(e)     6.63%
 Net expenses................................          0.78%+         0.50%         0.50%         0.50%         0.50%        0.50%
 Expenses (before reimbursement).............          0.94%+         0.66%         0.68%         0.74%         0.71%        0.63%
Portfolio turnover rate......................           104%           104%          110%           56%           57%          20%
Net assets at end of period (in 000's).......      $ 48,062       $208,208      $184,051      $125,169      $ 81,890     $136,033

 *   Commencement of Operations.
 +   Annualized.
(a)  Total return is calculated exclusive of sales charges. Class
     I is not subject to sales charges.
(b)  Total return is not annualized.
(c)  Less than one cent per share.
(d)  Per share data based on average shares outstanding during the period.
(e)  As required, effective November 1, 2000, the Fund has
     adopted the provisions of the AICPA Audit and Accounting
     Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended October 31, 2001 is shown below. Per share ratios and supplemental data for periods prior to November 1, 2000 have not been restated to reflect this change in presentation.

                                                                  CLASS I
                                                                  -------
Decrease net investment income..............................      ($0.02)
Increase net realized and unrealized gains and losses.......        0.02
Decrease ratio of net investment income.....................       (0.16%)

FINANCIAL HIGHLIGHTS

INTERMEDIATE TERM BOND FUND
(Selected per share data and ratios)

                         CLASS A       CLASS B       CLASS C                         CLASS I
                       -----------   -----------   -----------   -----------------------------------------------
                       JANUARY 2,    JANUARY 2,    JANUARY 2,
                          2004*         2004*         2004*
                         THROUGH       THROUGH       THROUGH                 YEAR ENDED OCTOBER 31,
                       OCTOBER 31,   OCTOBER 31,   OCTOBER 31,   -----------------------------------------------
                          2004          2004          2004         2004                2003           2002
Net asset value at
 beginning of
 period..............   $   9.86      $   9.86       $  9.86     $   9.83            $   9.66       $  10.32
                        --------      --------       -------     --------            --------       --------
Net investment
 income..............       0.25          0.19          0.19         0.34                0.36(d)        0.45(d)
Net realized and
 unrealized gain
 (loss) on
 investments.........       0.12          0.13          0.13         0.17                0.18          (0.30)
                        --------      --------       -------     --------            --------       --------
Total from investment
 operations..........       0.37          0.32          0.32         0.51                0.54           0.15
                        --------      --------       -------     --------            --------       --------

Less dividends:
From net investment
 income..............      (0.25)        (0.19)        (0.19)       (0.34)              (0.37)         (0.81)
                        --------      --------       -------     --------            --------       --------
Net asset value at
 end of period.......   $   9.98      $   9.99       $  9.99     $  10.00            $   9.83       $   9.66
                        ========      ========       =======     ========            ========       ========
Total investment
 return(b)...........       3.79%(c)      3.25%(c)      3.25%(c)     5.30%               5.69%          1.73%

Ratios (to average net assets)/Supplemental Data:
Net investment
 income..............       2.89%+        2.14%+        2.14%+       3.33%               3.66%          4.62%
Net expenses.........       1.19%+        1.94%+        1.94%+       0.75%               0.75%          0.75%
Expenses (before
 reimbursement)......       1.37%+        2.12%+        2.12%+       0.93%               0.90%          0.91%
Portfolio turnover
 rate................        193%          193%          193%         193%                153%           159%
Net assets at end of
 period (in 000's)...   $  8,084      $  2,732       $   937     $154,620            $133,041       $130,813

                                CLASS I
                       --------------------------

                         YEAR ENDED OCTOBER 31,
                       --------------------------
                         2001             2000
Net asset value at
 beginning of
 period..............  $   9.75         $   9.75
                       --------         --------
Net investment
 income..............      0.55(d)(e)       0.57
Net realized and
 unrealized gain
 (loss) on
 investments.........      0.76(e)         (0.01)
                       --------         --------
Total from investment
 operations..........      1.31             0.56
                       --------         --------
Less dividends:
From net investment
 income..............     (0.74)           (0.56)
                       --------         --------
Net asset value at
 end of period.......  $  10.32         $   9.75
                       ========         ========
Total investment
 return(b)...........     14.06%            6.21%
Ratios (to average ne
Net investment
 income..............      5.53%(e)         6.05%
Net expenses.........      0.75%            0.75%
Expenses (before
 reimbursement)......      0.88%            0.83%
Portfolio turnover
 rate................       257%             361%
Net assets at end of
 period (in 000's)...  $116,344         $193,466

 *   Commencement of Operations.
 +   Annualized.
(a)  Less than one cent per share.
(b)  Total return is calculated exclusive of sales charges. Class
     I is not subject to sales charges.
(c)  Total return is not annualized.
(d)  Per share data based on average shares outstanding during the period.
(e)  As required, effective November 1, 2000, the Fund has
     adopted the provisions of the AICPA Audit and Accounting
     Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended October 31, 2001 is shown below. Per share ratios and supplemental data for periods prior to November 1, 2000 have not been restated to reflect this change in presentation.

                                                                  CLASS I
                                                                  -------
Decrease net investment income..............................      ($0.02)
Increase net realized and unrealized gains and losses.......        0.02
Decrease ratio of net investment income.....................       (0.21%)

                                                            FINANCIAL HIGHLIGHTS

SHORT TERM BOND FUND
(Selected per share data and ratios)

                                                         CLASS A                                CLASS I
                                                       -----------     ----------------------------------------------------------
                                                       JANUARY 2,
                                                          2004*
                                                         THROUGH                         YEAR ENDED OCTOBER 31,
                                                       OCTOBER 31,     ----------------------------------------------------------
                                                          2004           2004         2003         2002        2001        2000
Net asset value at beginning of period............       $  9.32       $  9.31      $  9.34      $  9.57      $  9.36     $  9.63
                                                         -------       -------      -------      -------      -------     -------
Net investment income.............................          0.06          0.17         0.19         0.29(a)      0.47(f)     0.57(a)
Net realized and unrealized gain (loss) on
 investments......................................         (0.01)        (0.03)       (0.01)        0.00(e)      0.48(f)    (0.03)
                                                         -------       -------      -------      -------      -------     -------
Total from investment operations..................          0.05          0.14         0.18         0.29         0.95        0.54
                                                         -------       -------      -------      -------      -------     -------

Less dividends and distributions:
From net investment income........................         (0.12)        (0.18)       (0.21)       (0.52)       (0.74)      (0.81)
Return of capital.................................         (0.01)        (0.01)         --           --           --          --
                                                         -------       -------      -------      -------      -------     -------
Total dividends and distributions.................         (0.13)        (0.19)       (0.21)       (0.52)       (0.74)      (0.81)
                                                         -------       -------      -------      -------      -------     -------
Net asset value at end of period..................       $  9.24       $  9.26      $  9.31      $  9.34      $  9.57     $  9.36
                                                         =======       =======      =======      =======      =======     =======
Total investment return (b).......................          0.57%(c)      1.50%        1.94%        3.21%       10.68%       6.05%

Ratios (to average net assets)/Supplemental Data:
 Net investment income............................          1.43%+        1.83%        2.02%        3.13%        4.93%(f)    6.20%
 Net expenses.....................................          1.00%+        0.60%        0.60%        0.60%        0.60%       0.61%
 Expenses (before reimbursement)..................          1.18%+        0.78%        0.98%        0.96%        1.03%       0.99%
Portfolio turnover rate...........................           151%          151%         173%         228%         149%        165%
Net assets at end of period (in 000's)............       $ 5,192       $95,402      $35,532      $37,201      $30,065     $31,146

 *   Commencement of Operations.
 +   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges. Class
     I is not subject to sales charges.
(c)  Total return is not annualized.
(d)  The effect of non-reimbursable interest expense on the
     expense ratio was 0.01%.
(e)  Less than one cent per share.
(f)  As required, effective November 1, 2000, the Fund has
     adopted the provisions of the AICPA Audit and Accounting
     Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended October 31, 2001 is shown below. Per share ratios and supplemental data for periods prior to November 1, 2000 have not been restated to reflect this change in presentation.

                                                                  CLASS I
                                                                  -------
Decrease net investment income..............................      ($0.12)
Increase net realized and unrealized gains and losses.......        0.12
Decrease ratio of net investment income.....................       (1.26%)

FINANCIAL HIGHLIGHTS

ASSET MANAGER FUND
(Selected per share data and ratios)

                         CLASS A            CLASS B                      CLASS C                          CLASS I
                       -----------        -----------        -------------------------------        -------------------
                       JANUARY 2,         JANUARY 2,                            DECEMBER 30,
                          2004*              2004*              YEAR               2002*
                         THROUGH            THROUGH             ENDED             THROUGH           YEAR ENDED OCTOBER 31,
                       OCTOBER 31,        OCTOBER 31,        OCTOBER 31,        OCTOBER 31,         -------------------
                          2004               2004               2004                2003              2004       2003
Net asset value at
 beginning of
 period..............    $ 12.17            $ 12.12            $ 11.86            $ 10.64           $  11.99   $  10.81
                         -------            -------            -------            -------           --------   --------
Net investment
 income..............       0.12               0.04               0.11               0.06(e)            0.22       0.18(e)
Net realized and
 unrealized gain
 (loss) on
 investments.........       0.38               0.38               0.76               1.16               0.78       1.22
Net realized and
 unrealized gain
 (loss) on foreign
 currency
 transactions........       0.00(a)            0.00(a)            0.00(a)           (0.00)(a)           0.00(a)    (0.00)(a)
                         -------            -------            -------            -------           --------   --------
Total from investment
 operations..........       0.50               0.42               0.87               1.22               1.00       1.40
                         -------            -------            -------            -------           --------   --------

Less dividends and distributions:
From net investment
 income..............         --                 --              (0.19)                --              (0.25)     (0.22)
From net realized
 gain on
 investments.........         --                 --                 --                 --                 --         --
                         -------            -------            -------            -------           --------   --------
Total dividends and
 distributions.......         --                 --              (0.19)                --              (0.25)     (0.22)
                         -------            -------            -------            -------           --------   --------
Net asset value at
 end of period.......    $ 12.67            $ 12.54            $ 12.54            $ 11.86           $  12.74   $  11.99
                         =======            =======            =======            =======           ========   ========
Total investment
 return (b)..........       4.11%(c)           3.47%(c)           7.39%             11.47%(c)           8.43%     13.17%

Ratios (to average net assets)/Supplemental Data:
 Net investment
   income............       1.40%+             0.65%+             0.65%              0.65%+             1.59%      1.65%
 Net expenses........       1.02%+             1.77%+             1.77%              1.83%+             0.83%      0.83%
 Expenses (before
   reimbursement)....       1.23%+             1.98%+             1.98%              2.06%+             1.04%      1.06%
Portfolio turnover
 rate................         89%                89%                89%               113%                89%       113%
Net assets at end of
 period (in 000's)...    $55,796            $20,087            $ 3,218            $    46           $234,256   $262,438

                                   CLASS I
                       --------------------------------

                          YEAR ENDED OCTOBER 31,
                       --------------------------------
                         2002        2001        2000
Net asset value at
 beginning of
 period..............  $  12.11    $  15.21    $  14.57
                       --------    --------    --------
Net investment
 income..............      0.22        0.37(d)     0.51
Net realized and
 unrealized gain
 (loss) on
 investments.........     (1.25)      (2.09)(d)     1.08
Net realized and
 unrealized gain
 (loss) on foreign
 currency
 transactions........     (0.00)(a)    (0.00)(a)    (0.01)
                       --------    --------    --------
Total from investment
 operations..........     (1.03)      (1.72)       1.58
                       --------    --------    --------
Less dividends and di
From net investment
 income..............     (0.27)      (0.50)      (0.50)
From net realized
 gain on
 investments.........        --       (0.88)      (0.44)
                       --------    --------    --------
Total dividends and
 distributions.......     (0.27)      (1.38)      (0.94)
                       --------    --------    --------
Net asset value at
 end of period.......  $  10.81    $  12.11    $  15.21
                       ========    ========    ========
Total investment
 return (b)..........     (8.78%)    (12.12%)     11.18%
Ratios (to average ne
 Net investment
   income............      1.84%       2.66%(d)     3.45%
 Net expenses........      0.83%       0.83%       0.83%
 Expenses (before
   reimbursement)....      0.94%       0.87%       0.83%
Portfolio turnover
 rate................         4%         15%         49%
Net assets at end of
 period (in 000's)...  $399,199    $452,246    $561,329

 *   Commencement of Operations.
 +   Annualized.
(a)  Less than one cent per share.
(b)  Total return is calculated exclusive of sales charges. Class
     I is not subject to sales charges.
(c)  Total return is not annualized.
(d)  As required, effective November 1, 2000, the Fund has
     adopted the provisions of the AICPA Audit and Accounting
     Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended October 31, 2001 is shown below. Per share ratios and supplemental data for periods prior to November 1, 2000,
     have not been restated to reflect this change in
     presentation.

                                                                  CLASS I
                                                                  -------
Decrease net investment income..............................      ($0.01)
Increase net realized and unrealized gains and losses.......        0.01
Decrease ratio of net investment income.....................       (0.06%)

(e) Per share data based on average shares outstanding during the period.

FINANCIAL HIGHLIGHTS

ECLIPSE FUNDS.

This financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions). The information for the periods ended October 31, 2004 and 2003 has been audited by KPMG LLP, whose report, along with the Funds' financial statements, is included in the annual report, which is available upon request. For all periods ending on or before October 31, 2002, the information provided was audited by other auditors.

MID CAP OPPORTUNITY FUND
(Selected per share data and ratios)

                                       CLASS A        CLASS B                  CLASS C
                                     -----------    -----------    --------------------------------
                                     JANUARY 2,     JANUARY 2,                         DECEMBER 30,
                                       2004**         2004**                              2002**
                                       THROUGH        THROUGH      YEAR ENDED            THROUGH
                                     OCTOBER 31,    OCTOBER 31,    OCTOBER 31,         OCTOBER 31,
                                        2004           2004           2004                 2003
Net asset value at beginning of
 period............................    $ 21.93        $ 21.79        $ 20.86             $ 15.87
                                       -------        -------        -------             -------
Net investment income (loss).......      (0.01)         (0.07)         (0.07)              (0.06)(a)
Net realized and unrealized gain
 (loss) on investments.............       1.53           1.42           2.50                5.05
                                       -------        -------        -------             -------
Total from investment
 operations........................       1.52           1.35           2.43                4.99
                                       -------        -------        -------             -------

Less dividends and distributions:
From net investment income.........        --             --             --                  --
From net realized gain on
 investments.......................        --             --           (0.15)                --
                                       -------        -------        -------             -------
Total dividends and
 distributions.....................        --             --           (0.15)                --
                                       -------        -------        -------             -------
Net asset value at end of period...    $ 23.45        $ 23.14        $ 23.14             $ 20.86
                                       =======        =======        =======             =======
Total investment return (b)........       6.93%(c)       6.20%(c)      11.71%              31.44%(c)

Ratios (to average net assets)/Supplemental Data:
 Net investment income (loss)......      (0.21%)+       (0.96%)+       (0.96%)             (0.53%)+
 Net expenses......................       1.53%+#        2.28%+#        2.28%#              2.13%+#
 Expenses (before
   reimbursement)..................       2.13%+#        2.88%+#        2.88%#              2.37%+#
Portfolio turnover rate............         43%            43%            43%                 90%
Net assets at end of period (in
 000's)............................    $ 6,554        $ 5,756        $ 4,951             $     1

                                                                      CLASS I
                                     -------------------------------------------------------------------------
                                                                      JANUARY 1,
                                                                         2001                   YEAR ENDED
                                        YEAR ENDED OCTOBER 31,          THROUGH                DECEMBER 31,
                                     -----------------------------    OCTOBER 31,           ------------------
                                      2004       2003       2002         2001*               2000       1999
Net asset value at beginning of
 period............................  $ 21.01    $ 16.16    $ 16.30      $ 16.93             $ 16.06    $ 17.73
                                     -------    -------    -------      -------             -------    -------
Net investment income (loss).......     0.05       0.08(a)    0.09         0.06                0.06       0.11
Net realized and unrealized gain
 (loss) on investments.............     2.66       4.84      (0.14)       (0.69)               0.88      (0.13)
                                     -------    -------    -------      -------             -------    -------
Total from investment
 operations........................     2.71       4.92      (0.05)       (0.63)               0.94      (0.02)
                                     -------    -------    -------      -------             -------    -------
Less dividends and distributions:
From net investment income.........      --       (0.07)     (0.09)         --                (0.06)     (0.11)
From net realized gain on
 investments.......................    (0.15)       --         --           --                (0.01)     (1.54)
                                     -------    -------    -------      -------             -------    -------
Total dividends and
 distributions.....................    (0.15)     (0.07)     (0.09)         --                (0.07)     (1.65)
                                     -------    -------    -------      -------             -------    -------
Net asset value at end of period...  $ 23.57    $ 21.01    $ 16.16      $ 16.30             $ 16.93    $ 16.06
                                     =======    =======    =======      =======             =======    =======
Total investment return (b)........    12.97%     30.59%    (0.38%)       (3.72%)(c)           5.83%      0.04%
Ratios (to average net assets)/Supp
 Net investment income (loss)......     0.26%      0.47%      0.46%        0.41%+              0.35%      0.51%
 Net expenses......................     1.06%#     1.13%#     1.17%#       1.19%+#(d)          1.06%#     1.05%
 Expenses (before
   reimbursement)..................     1.66%#     1.37%#     1.29%#       1.22%+#(d)          1.06%#     1.05%
Portfolio turnover rate............       43%        90%        75%          69%                114%        51%
Net assets at end of period (in
 000's)............................  $18,508    $13,617    $51,231      $56,907             $67,401    $83,064

 *   The Fund changed its fiscal year end from December 31 to
     October 31.
**   Commencement of Operations.
 +   Annualized.
 #   Includes transfer agent fees paid indirectly which amounted to 0.02%, 0.09%, 0.13% and 0.15% of average net assets for the years or periods ended October 31, 2004, October 31,
     2003, October 31, 2002 and October 31, 2001, respectively, and custodian fees and other expenses paid indirectly which amounted to 0.02% of average net assets for the year ended
     December 31, 2000.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges. Class
     I is not subject to sales charges.
(c)  Total return is not annualized.
(d)  Restated.

SMALL CAP OPPORTUNITY FUND
(Selected per share data and ratios)

                                       CLASS A       CLASS B              CLASS C
                                     -----------   -----------   --------------------------
                                     JANUARY 2,    JANUARY 2,                  DECEMBER 30,
                                       2004**        2004**         YEAR          2002**
                                       THROUGH       THROUGH        ENDED        THROUGH
                                     OCTOBER 31,   OCTOBER 31,   OCTOBER 31,   OCTOBER 31,
                                     -----------   -----------   -----------   ------------
                                        2004          2004          2004           2003
Net asset value at beginning of
 period............................   $  16.78      $  16.71      $  16.15       $  11.46
                                      --------      --------      --------       --------
Net investment income (loss).......      (0.09)(e)     (0.19)(e)     (0.25)(e)      (0.05)(e)
Net realized and unrealized gain
 (loss) on investments.............       1.89          1.86          3.28           4.74
                                      --------      --------      --------       --------
Total from investment operations...       1.80          1.67          3.03           4.69
                                      --------      --------      --------       --------

Less dividends and distributions:
From net investment income.........        --            --            --             --
From net realized gain on
 investments.......................        --            --          (0.81)           --
                                      --------      --------      --------       --------
Total dividends and
 distributions.....................        --            --          (0.81)            --
                                      --------      --------      --------       --------
Net asset value at end of period...   $  18.58      $  18.38      $  18.37       $  16.15
                                      ========      ========      ========       ========
Total investment return (b)........      10.73%(c)      9.99%(c)     19.29%         40.92%(c)

Ratios (to average net assets)/Supplemental Data:
 Net investment income (loss)......      (0.36%)++     (1.12%)++     (1.13%)++      (0.47%)++
 Net expenses......................       1.87%++#      2.62%++#      2.62%++#       2.27%++#
 Expenses (before reimbursement)...       1.87%++#      2.62%++#      2.62%++#       2.34%++#
Portfolio turnover
 rate..............................        132%          132%          132%           135%
Net assets at end of period (in
 000's)............................   $ 24,621      $ 14,905      $  5,518       $      2

                                                                           CLASS I
                                     ------------------------------------------------------------------------------------
                                                                                JANUARY 1,
                                                                                   2001
                                                                                  THROUGH                YEAR ENDED
                                            YEAR ENDED OCTOBER 31,              OCTOBER 31,             DECEMBER 31,
                                     -------------------------------------      -----------         ---------------------
                                       2004           2003          2002           2001*              2000         1999
Net asset value at beginning of
 period............................  $  16.26       $  11.58      $  11.04       $  10.65           $  11.76     $  11.93
                                     --------       --------      --------       --------           --------     --------
Net investment income (loss).......      0.06(e)        0.07(e)       0.15           0.08              (0.00)(a)     0.01
Net realized and unrealized gain
 (loss) on investments.............      3.21           4.74          0.50           0.31              (1.11)        0.35
                                     --------       --------      --------       --------           --------     --------
Total from investment operations...      3.27           4.81          0.65           0.39              (1.11)        0.36
                                     --------       --------      --------       --------           --------     --------
Less dividends and distributions:
From net investment income.........     (0.05)         (0.13)        (0.11)           --                 --         (0.01)
From net realized gain on
 investments.......................     (0.81)           --            --             --                 --         (0.52)
                                     --------       --------      --------       --------           --------     --------
Total dividends and
 distributions.....................     (0.86)         (0.13)        (0.11)           --                 --         (0.53)
                                     --------       --------      --------       --------           --------     --------
Net asset value at end of period...  $  18.67       $  16.26      $  11.58       $  11.04           $  10.65     $  11.76
                                     ========       ========      ========       ========           ========     ========
Total investment return (b)........     20.72%         42.04%         5.84%          3.66%(c)          (9.44%)       3.05%
Ratios (to average net assets)/Supp
 Net investment income (loss)......      0.32%++        0.53%         1.08%          0.70%++           (0.00%)+      0.05%
 Net expenses......................      1.18%++#       1.27%#        1.26%#         1.23%++#(d)        1.21%#       1.18%#
 Expenses (before reimbursement)...      1.18%++#       1.34%#        1.27%#         1.23%++#(d)        1.21%#       1.18%#
Portfolio turnover
 rate..............................       132%           135%          103%            77%               105%          56%
Net assets at end of period (in
 000's)............................  $194,476       $163,362      $111,181       $108,105           $157,630     $251,229

 *   The Fund changed its fiscal year end from December 31 to
     October 31.
**   Commencement of Operations.
 +   Less than 0.01% of average net assets.
++   Annualized.
 #   Includes transfer agent fees paid indirectly which amounted to 0.02%, 0.08%, 0.07% and 0.08% of average net assets for the years or periods ended October 31, 2004, October 31,
     2003, October 31, 2002 and October 31, 2001, respectively, and custodian fees and other expenses paid indirectly which amounted to 0.02% of average net assets for the year ended
     December 31, 2000 and less than 0.01% of average net assets for the other years indicated.
(a)  Less than one cent per share.
(b)  Total return is calculated exclusive of sales charges. Class
     I is not subject to sales charges.
(c)  Total return is not annualized.
(d)  Restated.
(e)  Per share data based on average shares outstanding during the period.

FINANCIAL HIGHLIGHTS

BALANCED FUND
(Selected per share data and ratios)

                                                                   CLASS A        CLASS B                 CLASS C
                                                                 -----------    -----------     ----------------------------
                                                                 JANUARY 2,     JANUARY 2,                      DECEMBER 30,
                                                                   2004**         2004**           YEAR            2002**
                                                                   THROUGH        THROUGH          ENDED          THROUGH
                                                                 OCTOBER 31,    OCTOBER 31,     OCTOBER 31,     OCTOBER 31,
                                                                    2004           2004            2004             2003
Net asset value at beginning of period......................      $  24.45       $  24.46        $  24.08         $  20.27
                                                                  --------       --------        --------         --------
Net investment income.......................................          0.19           0.08            0.13             0.15(f)
Net realized and unrealized gain (loss) on investments......          0.96           0.93            1.62             3.76
                                                                  --------       --------        --------         --------
Total from investment operations............................          1.15           1.01            1.75             3.91
                                                                  --------       --------        --------         --------

Less dividends and distributions:
From net investment income..................................         (0.19)         (0.10)          (0.14)           (0.10)
From net realized gain on investments.......................           --             --            (0.32)             --
                                                                  --------       --------        --------         --------
Total dividends and distributions...........................         (0.19)         (0.10)          (0.46)           (0.10)
                                                                  --------       --------        --------         --------
Net asset value at end of period............................      $  25.41       $  25.37        $  25.37         $  24.08
                                                                  ========       ========        ========         ========
Total investment return (a).................................          4.70%(b)       4.13%(b)        7.30%           19.32%(b)

Ratios (to average net assets)/Supplemental Data:
 Net investment income......................................          0.99%+         0.24%+          0.24%            0.78%+
 Net expenses...............................................          1.34%+#        2.09%+#         2.09%#           1.98%+#
 Expenses (before reimbursement)............................          1.34%+#        2.09%+#         2.09%#           2.03%+#
Portfolio turnover rate.....................................            42%            42%             42%              51%
Net assets at end of period (in 000's)......................      $108,204       $ 62,931        $ 29,301         $    372

 *   The Fund changed its fiscal year end from December 31 to
     October 31.
**   Commencement of Operations.
 #   Includes transfer agent fees paid indirectly which amounted to 0.02%, 0.05%, 0.02% and 0.09% of average net assets for the years or periods ended October 31, 2004, October 31,
     2003, October 31, 2002 and October 31, 2001, respectively, and custodian fees and other expenses paid indirectly which amounted to 0.01% of average net assets for the year ended
     December 31, 2000.
 +   Annualized.
(a)  Total return is calculated exclusive of sales charges. Class
     I, Class R1 and Class R2 are not subject to sales charges.
(b)  Total return is not annualized.
(c)  Less than one cent per share.
(d)  Restated.
(e)  As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for
     Investment Companies and began amortizing premium on debt
     securities. The effect of this change for the ten months
     ended October 31, 2001 is shown below. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                                                                  CLASS I
                                                                  -------
Decrease net investment income..............................      ($0.02)
Increase net realized and unrealized gains and losses.......        0.02
Decrease ratio of net investment income.....................       (0.09%)


(f) Per share data based on average shares outstanding during the period.

                                                            FINANCIAL HIGHLIGHTS

BALANCED FUND
(Selected per share data and ratios)

                                                     CLASS I
------------------------------------------------------------------------------------------------------------------
                                                               JANUARY 1,
                                                                  2001                        YEAR ENDED
                 YEAR ENDED OCTOBER 31,                          THROUGH                     DECEMBER 31,
    ------------------------------------------------           OCTOBER 31,           -----------------------------
      2004               2003                2002                 2001*                2000                1999
    $  24.07           $  20.41            $  20.78             $  20.82             $  19.53            $  21.37
    --------           --------            --------             --------             --------            --------
        0.34               0.38(f)             0.48                 0.45(e)              0.55                0.58
        1.68               3.67                0.00(c)             (0.08)(e)             1.29               (0.68)
    --------           --------            --------             --------             --------            --------
        2.02               4.05                0.48                 0.37                 1.84               (0.10)
    --------           --------            --------             --------             --------            --------

       (0.34)             (0.39)              (0.44)               (0.41)               (0.55)              (0.58)
       (0.32)               --                (0.41)                 --                   --                (1.16)
    --------           --------            --------             --------             --------            --------
       (0.66)             (0.39)              (0.85)               (0.41)               (0.55)              (1.74)
    --------           --------            --------             --------             --------            --------
    $  25.43           $  24.07            $  20.41             $  20.78             $  20.82            $  19.53
    ========           ========            ========             ========             ========            ========
        8.45%             20.13%               2.18%                1.80%(b)             9.64%              (0.36%)

        1.42%              1.78%               2.30%                2.59%+(e)            2.77%               2.61%
        0.91%#             0.99%#              0.96%#               1.03%+#(d)           0.95%#              0.94%
        0.91%#             1.03%#              1.02%#               1.05%+#(d)           0.95%#              0.94%
          42%                51%                 62%                  48%                  73%                 33%
    $180,262           $147,519            $ 83,906             $ 64,086             $ 65,309            $ 77,169

      CLASS R1              CLASS R2
---  -----------           -----------
     JANUARY 2,            JANUARY 2,
       2004**                2004**
       THROUGH               THROUGH
     OCTOBER 31,           OCTOBER 31,
        2004                  2004
      $  24.45              $  24.45
      --------              --------
          0.23                  0.18
          0.98                  0.97
      --------              --------
          1.21                  1.15
      --------              --------
         (0.23)                (0.19)
           --                    --
      --------              --------
         (0.23)                (0.19)
      --------              --------
      $  25.43              $  25.41
      ========              ========
          4.96%(b)              4.71%(b)
          1.32%+                1.07%+
          1.01%+#               1.26%+#
          1.01%+#               1.26%+#
            42%                   42%
      $ 30,394              $ 19,324

 *   Commencement of Operations.
 #   Includes transfer agent fees paid indirectly which amounted to 0.02%, 0.05% and 0.02% of average net assets for the
     years or periods ended January 9, 2004, October 31, 2003 and
     October 31, 2002, respectively.
 +   Annualized.
++   Service Class shares ceased operations on January 9, 2004.
(a)  Total return is calculated exclusive of sales charges.
     Service Class is not subject to sales charges.
(b)  Total return is not annualized.
(c)  Per share data based on average shares outstanding during the period.

[NEW YORK LIFE INVESTMENT LOGO]

[RECYCLE LOGO]

No dealer, salesman or any other person is authorized to give any information or to make any representations other than those contained in this Prospectus and in the related Statements of Additional Information, in connection with the offer contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Funds or the Distributor. This Prospectus and the related Statements of Additional Information do not constitute an offer by the Funds or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
Provides more details about the Funds. The current SAI for the Funds is incorporated by reference into the Prospectus and has been filed with the SEC.

ANNUAL/SEMIANNUAL REPORTS
Provide additional information about the Funds' investments and include discussions of market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.

TO OBTAIN INFORMATION:
More information about the Funds, including the SAI and the Annual/Semiannual Reports, is available, without charge, upon request. To obtain information, or for shareholder inquiries, call toll-free 1-800-MAINSTAY (1-800-624-6782), or visit our website at www.mainstayfunds.com, or write to NYLIFE Distributors LLC, attn: MainStay Marketing Dept., 169 Lackawanna Avenue, Parsippany, N.J. 07054.

You can also review and copy information about the Funds (including the SAI) by visiting the SEC's Public Reference Room in Washington, D.C. (phone 1-202-942-8090). This information is also available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained by paying a duplicating fee and sending an e-mail to publicinfo@sec.gov, or writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

NYLIFE DISTRIBUTORS LLC
169 Lackawanna Avenue
Parsippany, New Jersey 07054
NYLIFE Distributors LLC is the Distributor of the MainStay Funds.

SEC File Number: 811-06175 (Eclipse Funds Inc.)
SEC File Number: 811-04847 (Eclipse Funds)

For more information call 1-800-MAINSTAY (1-800-624-6782) or visit our website at www.mainstayfunds.com.
                                                                     MS01g-03/05

[NEW YORK LIFE INVESTMENT LOGO]

[RECYCLE LOGO]

No dealer, salesman or any other person is authorized to give any information or to make any representations other than those contained in this Prospectus and in the related Statements of Additional Information, in connection with the offer contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Funds or the Distributor. This Prospectus and the related Statements of Additional Information do not constitute an offer by the Funds or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
Provides more details about the Funds. The current SAI for the Funds is incorporated by reference into the Prospectus and has been filed with the SEC.

ANNUAL/SEMIANNUAL REPORTS
Provide additional information about the Funds' investments and include discussions of market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.

TO OBTAIN INFORMATION:
More information about the Funds, including the SAI and the Annual/Semiannual Reports, is available, without charge, upon request. To obtain information, or for shareholder inquiries, call toll-free 1-800-MAINSTAY (1-800-624-6782), or visit our website at www.mainstayfunds.com, or write to NYLIFE Distributors LLC, attn: MainStay Marketing Dept., 169 Lackawanna Avenue, Parsippany, N.J. 07054.

You can also review and copy information about the Funds (including the SAI) by visiting the SEC's Public Reference Room in Washington, D.C. (phone 1-202-942-8090). This information is also available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained by paying a duplicating fee and sending an e-mail to publicinfo@sec.gov, or writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

NYLIFE DISTRIBUTORS LLC
169 Lackawanna Avenue
Parsippany, New Jersey 07054
NYLIFE Distributors LLC is the Distributor of the MainStay Funds.

SEC File Number: 811-06175 (Eclipse Funds Inc.)
SEC File Number: 811-04847 (Eclipse Funds)

For more information call 1-800-MAINSTAY (1-800-624-6782) or visit our website at www.mainstayfunds.com.
                                                                 RPS-MS01g-03/05

                   Cash Reserves Fund Sweep Shares Prospectus

                                                                March 1, 2005

This prospectus (the "Prospectus") discusses the Cash Reserves Fund Sweep Shares (the "Sweep Shares") which constitute a separate class of the Cash Reserves Fund (the "Fund"). The Fund is a separate series of Eclipse Funds Inc. (the "Company"), and the Sweep Shares class is one of two classes of shares offered by the Fund.

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL RISKS: AN OVERVIEW

Pursuant to its investment objective, the Fund invests for a high level of current income and it invests, under normal market conditions, primarily in debt or fixed income securities. The Fund is managed directly by New York Life Investment Management LLC, the manager of the Company ("NYLIM" or the "Manager"), which is responsible for the day-to-day portfolio management of the Fund.

NOT INSURED

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, you could lose money by investing in the Fund.

MORE INFORMATION

The next section of this Prospectus gives you more detailed information about the investment objective, policies, principal investment strategies, principal risks, past performance and expenses of the Fund offered in this Prospectus. Please review it carefully.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

  WHAT'S INSIDE?

                               TABLE OF CONTENTS
Description of the Fund........................................................2
More About Investment Strategies and Risks.....................................5
Shareholder Guide..............................................................6
     Distribution and Service Fees.............................................6
     Buying and Selling Shares.................................................7
     Fund Earnings............................................................11
     Understand the Tax Consequences..........................................12
Know With Whom You're Investing...............................................13
Financial Highlights..........................................................14

                            Description of the Fund

INVESTMENT OBJECTIVE

The Cash Reserves Fund's investment objective is to seek a high level of current income while preserving capital and maintaining liquidity.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in high-quality, short-term securities denominated in U.S. dollars that mature in 397 days (13 months) or less. The dollar-weighted average maturity of the Fund's investment portfolio will not exceed 90 days. These securities may include:

- obligations issued or guaranteed by the U.S. government or any of its agencies or instrumentalities
- bank and bank holding company obligations such as CDs and bankers' acceptances
- commercial paper which is short-term unsecured loans to corporations
- loans to U.S. and foreign issuers and securities of foreign branches of U.S. banks, such as negotiable CDs, also known as Eurodollars
- time deposits
- REPURCHASE AGREEMENTS; and
- corporate debt securities

The Fund may also invest in VARIABLE RATE NOTES, FLOATERS and ASSET-BACKED SECURITIES. All securities purchased by the Fund must meet the requirements of Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act"), which are designed to mitigate the risk of loss. There must be a reasonable expectation that at any time until the final maturity of a floater or the period remaining until the principal amount can be recovered through demand, the market value of the floater will approximate its amortized cost.

NYLIM may sell a security if it no longer believes that the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, NYLIM may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, and changes in the condition and outlook of the issuer's industry.

PRINCIPAL RISKS

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. This could occur because of unusual market conditions or a sudden collapse in the creditworthiness of a company once believed to be an issuer of high-quality, short-term securities.

Since the Fund invests in U.S. dollar-denominated foreign securities, it can be subject to various risks of loss that are different from risks of investing in securities of U.S. companies. These may include:

- political and economic instability
- less publicly available information about issuers; and
- changes in U.S. or foreign tax or currency laws

The Fund's principal investments include derivatives such as variable rate notes, floaters and asset-backed securities. If the Fund's Manager is wrong about its expectations about changes in interest rates or market conditions, the use of derivatives could result in a loss. With respect to asset-backed securities, if interest rates fall, the underlying debt may be paid off reducing the value of the Fund's investments.

-

  A REPURCHASE AGREEMENT is an agreement to buy a security at one price and a simultaneous agreement to sell it back later at an agreed upon price that
- reflects interest.

   VARIABLE RATE NOTES are debt securities that provide for periodic adjustments in their interest rate.
-

   FLOATERS (or securities with a floating rate of interest) are debt securities with a variable interest rate that is tied to another interest rate, such as
-  a money-market index or Treasury bill rate.

   ASSET-BACKED SECURITIES are debt securities whose values are based on underlying pools of receivables.

PAST PERFORMANCE

(BAR GRAPH)

99                                                                               4.37
--                                                                               ----
00                                                                               5.61
01                                                                               3.45
02                                                                               0.98
03                                                                               0.24
04                                                                               0.42

ANNUAL RETURNS, SWEEP SHARES
(by calendar year 1999-2004)

The bar chart (left) and table (below) indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied since the inception of the Sweep Shares. The table shows how the average annual total returns of the Sweep Shares for one year, five years and since the inception of the Sweep Shares compare to those of the average Lipper money market fund. As with all mutual funds, past performance is not necessarily an indication of how the Fund will perform in the future.
FOR CURRENT YIELD INFORMATION, CALL TOLL-FREE 1-800-624-6782.


BEST AND WORST QUARTERLY RETURNS, SWEEP SHARES
(1999-2004)
                                               RETURN  QUARTER/YEAR
Highest Return/Best Quarter                    1.46%      3Q/00
Lowest Return/Worst Quarter                    0.03%      3Q/03

   AVERAGE ANNUAL TOTAL RETURNS (AS OF 12/31/04)
                                   1 YEAR   5 YEARS   SINCE INCEPTION(1)
Cash Reserves Fund
 Sweep Shares                      0.42%     2.12%          2.49%
 7-day current yield:     %
Lipper Institutional
 Money Market Funds Average(2)     1.00%     2.67%          3.07%

------------

(1)  The inception date of the Sweep Shares was December 8, 1998.
(2) The Lipper Institutional Money Market Funds Average is an equally weighted performance index adjusted for capital gains distributions and income dividends of all of the institutional money market funds in the Lipper Universe.
     Lipper, Inc., a wholly-owned subsidiary of Reuters Group, PLC, is an independent monitor of mutual fund performance.
     Results do not reflect deduction of sales charges. Lipper averages are not class specific. Lipper returns are unaudited. You cannot invest directly in an index.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold Sweep Shares.

SHAREHOLDER FEES
  (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases of Shares
  (as a percentage of offering price)                       None
Maximum Deferred Sales Charge (Load) (as a percentage of
  redemption proceeds)                                      None
Exchange Fee                                                None
ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from fund assets)
Management Fee                                               .50%
Distribution and/or Service (12b-1) Fees*                    .25%
Shareholder Service Fees                                     .25%
Other Expenses                                               .10%
Total Annual Fund Operating Expenses(+)                     1.10%

* Because the distribution fee is an annual fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.
(+) The Manager has voluntarily agreed to waive a portion of the fees otherwise payable to it. With this reduction, for the fiscal year ended October 31, 2004, the management fee paid was .40% and total annual fund operating expenses were 1.00%. This waiver may be discontinued at any time without notice.

EXAMPLE

The "Example" is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you close your account at the end of each of the time periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.

EXPENSES AFTER   SWEEP SHARES(1)
--------------   ---------------
 1 year               $  112
 3 years              $  350
 5 years              $  606
10 years              $1,340

(1) Does not reflect fee waiver.

                   More About Investment Strategies and Risks

Information about the Fund's principal investments, investment practices and principal risks appears at the beginning of the Prospectus. The information below describes in greater detail other investments, investment practices and risks pertinent to the Fund.

Additional information about the investment practices of the Fund and risks pertinent to these practices is included in the Statement of Additional Information ("SAI") (see the back cover of this Prospectus).

DERIVATIVE SECURITIES/INSTRUMENTS

The value of derivative securities is based on certain underlying fixed-income securities, interest rates or indices. Derivative securities may be hard to sell and are very sensitive to changes in the value of the underlying security, interest rate or index. If the Manager is wrong about its expectations of changes in interest rates or market conditions, the use of derivatives could result in a loss to the Fund. However, all securities purchased by the Fund must meet the requirements of Rule 2a-7 under the 1940 Act, which are designed to mitigate the risk of loss.
FOREIGN SECURITIES

The Fund invests in securities of issuers organized outside the U.S. but are traded in U.S. securities markets and are denominated in U.S. dollars. While these securities are not subject to all the risks of foreign investing, they could be more difficult to sell than U.S. investments. They also may subject the Fund to risks different from investing in U.S. securities. Foreign investments may involve difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible government restrictions, including possible seizure or nationalization of foreign deposits or assets. These securities may also be less liquid than U.S. securities. There may also be difficulty in invoking legal protections across borders.

ASSET-BACKED SECURITIES

Asset-backed securities are securities whose value is based on underlying pools of receivables that may include interests in pools of lower-rated debt securities.

                               Shareholder Guide

The following pages are intended to help you understand the costs associated with buying, holding and selling your investments. You are eligible to buy Sweep Shares if you are a customer of a financial institution that has made arrangements with NYLIFE Distributors LLC for the purchase of Sweep Shares.

DISTRIBUTION AND SERVICE FEES

RULE 12B-1 PLAN
The Company has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act for the Sweep Shares. Rule 12b-1 distribution and service fees are paid monthly to NYLIFE Distributors, NYLIFE Securities, or any other broker-dealer or financial institution, as compensation for certain account sweep and/or other distribution-related services rendered to the Sweep Shares, at the rate of 0.25% on an annualized basis of the average daily net assets of the Sweep Shares.

SHAREHOLDER SERVICES PLAN
The Company has adopted a Shareholder Services Plan with respect to the Sweep Shares. Under the terms of the Shareholder Services Plan, the Fund is authorized to pay to NYLIM, as compensation for service activities rendered by NYLIM, its affiliates or independent third-party service providers, to the shareholders of the Sweep Shares, a shareholder services fee at the rate of 0.25% on an annualized basis of the average daily net asset value of the Sweep Shares.

The Fund may pay to service agents "service fees" as that term is defined in the rules of the National Association of Securities Dealers, Inc. for services provided to shareholders of the Sweep Shares. These fees are for personal services, including assistance in establishing and maintaining shareholder accounts and assisting shareholders that have questions or other needs relating to their accounts.

Because the Rule 12b-1/distribution fee is an annual fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the equivalent of paying other types of sales charges.

ACCOUNT REPRESENTATIVES
Account representatives may impose other conditions on buying and selling shares. They may also charge you additional fees. They are responsible for giving you a schedule of fees and information about any conditions they've added. Ask your account representative about these fees and conditions.

BUYING AND SELLING SHARES

HOW TO OPEN YOUR ACCOUNT
If you are participating in an account sweep arrangement with a financial institution, that institution will provide you with the information you need to open an account and buy Sweep Shares.

You should speak to your account representative at your financial institution to open an account in the Fund in conjunction with your brokerage account.

A financial institution will establish a single omnibus account with the Fund's transfer agent, MainStay Shareholder Services ("MSS"), a division of NYLIM Service Company LLC and an affiliate of NYLIM, on behalf of its clients. You should read this Prospectus along with the financial institution's agreement or literature describing its services (including sweep arrangements with the Fund) and fees charged by the financial institution.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund, or your financial institution on its behalf, must obtain the following information for each person that opens a new account:

- Name;

- Date of birth (for individuals);

- Residential or business street address (although post office boxes are still permitted for mailing); and

- Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

FEDERAL LAW PROHIBITS THE FUND AND OTHER FINANCIAL INSTITUTIONS FROM OPENING A NEW ACCOUNT UNLESS THEY RECEIVE THE MINIMUM IDENTIFYING INFORMATION LISTED ABOVE.

After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund also may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

HOW TO BUY SHARES
Shares (and fractions of shares) are purchased at market price (known as the net asset value or NAV) on any day that the New York Stock Exchange is open. Your price per share, generally $1.00, will be the next NAV calculated after MSS receives an order from your financial institution in proper form. This means that all necessary information, signatures and documentation has been received.

All investments must be in U.S. dollars. No wires are accepted when the New York Stock Exchange or banks are closed.

MINIMUM INVESTMENTS*
The minimum required investment by a financial institution is:

- Initial investment--at least $1,000.

- Each investment after that--at least $100.

Please check with your account representative for investment minimums and/or other requirements that may apply to brokerage or other accounts through which you own Sweep Shares.

* The Company may also accept investments of smaller amounts at its discretion.

HOW TO SELL SHARES
Check with your account representative for information on how your Sweep Shares may be redeemed (sold).

Generally, if your financial institution offers an automatic sweep arrangement, the sweep will automatically transfer from your Fund account sufficient amounts to cover security purchases in your brokerage account.

The price of each share will be the NAV next determined after receipt of a redemption request. The Fund imposes no charge for selling your shares. You should check with your account representative to determine if your financial institution imposes a charge for selling shares.

There will be no redemption, however, during any period in which the right of redemption is suspended or date of payment is postponed because the New York Stock Exchange is closed or trading on the Exchange is restricted or the Securities and Exchange Commission deems an emergency to exist.

REDEMPTIONS-IN-KIND
The Fund reserves the right to pay certain redemptions, either totally or partially, by a distribution-in-kind of securities (instead of cash) from the Fund's portfolio. See the Statement of Additional Information for details.

CHECKWRITING SERVICES
You can sell shares of the Fund by writing checks for $100 or more. You need to fill out special forms to set up checkwriting privileges. You cannot close your account by writing a check.

DETERMINING THE FUND'S SHARE PRICE (NAV) AND VALUATION OF THE FUND'S SECURITIES You buy and sell shares at NAV. NAV is calculated at noon eastern time every day the New York Stock Exchange is open. It is intended that the Fund will maintain a stable NAV of $1.00 per share. The Fund's investments are valued based on the amortized cost method of valuation.

EXCESSIVE PURCHASES AND REDEMPTIONS OR EXCHANGES

The interests of the Fund's shareholders and the Fund's ability to manage its investments may be adversely affected by excessive purchases and redemptions or exchanges of Fund shares over the short term. When large dollar amounts are involved, excessive trading may disrupt efficient implementation of the Fund's investment strategies or negatively impact Fund performance. For example, the Manager or a Fund's Subadvisor might have to maintain more of the Fund's assets in cash or sell portfolio securities at inopportune times to meet unanticipated redemptions. By realizing profits through short-term trading, shareholders that engage in excessive purchases and redemptions or exchanges of Fund shares may dilute the value of shares held by long-term shareholders.

The Fund is not intended to be used as a vehicle for short-term trading, and the Fund's Board Directors has adopted and implemented policies and procedures designed to discourage, detect and prevent frequent purchases and redemptions or exchanges of Fund shares in order to protect long-term Fund shareholders. The Funds reserve the right to restrict, reject or cancel, without prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any investor's financial intermediary firm. Any such rejection or cancellation of an order placed through a financial intermediary will occur, under normal circumstances, within one business day of the financial intermediary transmitting the order to the Funds. In addition, the Funds reserve the right to reject, limit, or impose other conditions on purchases or exchanges or to close or otherwise limit accounts based on a history of frequent purchases and redemptions of Fund shares that could adversely affect a Fund or its operations, including those from any individual or group who, in the Funds' judgment, is likely to harm Fund shareholders. Pursuant to the Funds' polices and procedures, a Fund may permit short-term purchases or exchanges that it believes, in the exercise of its judgment, are not disruptive or harmful to the Fund's long-term shareholders. For example, transactions conducted through systematic investment or withdrawal plans, trades within a money market fund and routine allocation and rebalancing activities made by an asset allocation fund that is affiliated with the Funds are not subject to the surveillance procedures. Any additional exceptions are subject to the advance approval by the Registrant's chief compliance officer, among others, and are subject to Board oversight.

The Funds and the Distributor, maintain surveillance procedures to detect excessive or frequent trading in Fund shares. As part of this surveillance process, the Funds examine transactions in Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. The Funds also may consider the history of trading activity in all accounts known to be under common ownership, control, or influence. Among other things, to the extent identified, a Fund will place a "block" on any account if, during any 60-day period, there is (1) a purchase or exchange into the account following a redemption or exchange from such account or (2) a redemption or exchange from the account following a purchase or exchange into such account. An account that is blocked will not be permitted to place future purchase or exchange requests for an additional 60 day period in that Fund. The Funds may modify their surveillance procedures and criteria from time to time without prior notice, as necessary or appropriate to improve the detection of excessive or frequent trading or to address specific circumstances.

In addition to these measures, the Funds may from time to time impose a redemption fee on redemptions or exchanges of Fund shares made within a certain period of time in order to deter short-term trading and to offset certain costs associated with short-term trading, which fee will be described in the Funds' Prospectus.

While the Funds discourage excessive short-term trading, there is no assurance that the Funds or their procedures will be able to effectively detect market timing activity or participants engaging in such activity, or, if it is detected, to prevent its recurrence. The Funds' ability to reasonably detect all such trading may be limited, for example, where such trading is conducted through omnibus and similar account arrangements. In the case of omnibus accounts there is no assurance that each financial intermediary that carries an omnibus account will cooperate with the Funds to assist in monitoring and detecting market timing and excessive trading activities. Where a financial intermediary does not cooperate, the Funds may review and determine whether it is in the best interest of the Funds to continue to maintain a selling agreement with such financial intermediary, or whether such agreement should be terminated. The Funds have no arrangements to permit or accommodate frequent or excessive short-term trading.

PORTFOLIO HOLDINGS INFORMATION
A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities holdings is available in the Funds' Statement of Additional Information. MainStay Funds publish quarterly a list of each Fund's ten largest holdings (approximately 15 days after the end of each fiscal quarter) and publish monthly a complete schedule of the Fund's portfolio holdings (approximately 30 days after the end of that month) on the internet at www.mainstayfunds.com. You may also obtain this information by calling toll-free 1-800-MAINSTAY (1-800-624-6782). The quarterly top ten holdings information is also provided in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q.

GENERAL POLICIES
Selling shares may result in a gain or loss and therefore may be subject to taxation. Consult your tax adviser on the consequences.

In the interests of all shareholders, the Fund reserves the right to:

- refuse any purchase request that could adversely affect a Fund or its operations; and

- change its minimum investment amounts.

FUND EARNINGS

Most funds earn either dividends from stocks, interest from bonds and other securities, or both. A money market fund generally earns interest from its investments and pays this income to you as dividends. The dividends paid by the Fund will vary based on the income from its investments and the expenses incurred by the Fund. The Fund also earns capital gains when it sells securities at a profit.

WHEN THE FUND PAYS DIVIDENDS

The Fund declares dividends daily and pays them monthly. You begin earning dividends the business day (i.e., a day on which the New York Stock Exchange is open for trading) that MSS receives an order by noon and payment through the Federal Funds wire system by 4:00 p.m. eastern time.

WHEN THE FUND PAYS CAPITAL GAINS

At the end of each fiscal year, the Fund matches its gains against its losses. If the balance results in a gain, the Fund will distribute the gain to shareholders.

REINVESTMENT OF EARNINGS

Your earnings will automatically be reinvested in Sweep Shares unless you elect to receive cash distributions.

UNDERSTAND THE TAX CONSEQUENCES

MOST OF YOUR DIVIDENDS ARE TAXABLE

It is expected that all of the dividends paid by the Fund (including dividends paid in cash and also dividends that are reinvested in additional shares) will be taxed at the normal ordinary tax income rates to those shareholders who are subject to tax. Such dividends will not qualify for the lower tax rates that may apply to certain qualified dividends paid by corporations.

The Fund may pay you in January for dividends declared in December of the previous year. If you're not tax-exempt, you will be taxed on these dividends as if you had been paid on December 31 of the previous year.

Although it is possible that some distributions may be taxed as a return of capital, or possibly as long-term capital gains, as noted above, it is expected that all distributions will be taxed (to those shareholders who are subject to tax) as ordinary income. The Fund will mail you a tax report by January 31 of each year, which advises you on the amount and nature of dividends paid to you.

    -  SEEK ASSISTANCE

 Your account representative is always available to help you keep your investment goals coordinated with your tax considerations. You should, however, rely on your tax adviser for tax counsel.

 For additional information on taxation, see the SAI.

                        Know With Whom You're Investing

WHO MANAGES YOUR MONEY AND RUNS THE FUND'S DAY-TO-DAY BUSINESS?

New York Life Investment Management LLC ("NYLIM" or the "Manager"), 169 Lackawanna Avenue, Parsippany, NJ 07054, serves as the Fund's manager. In conformity with the stated policies of the Fund, NYLIM administers the business affairs for the Fund, subject to the supervision of the Board of Directors of the Fund. NYLIM was formed as an independently managed wholly-owned subsidiary of New York Life Insurance Company in April 2000. As of December 31, 2004, the Manager managed over $189.1 billion in assets.

The Manager provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager pays the salaries and expenses of all personnel affiliated with the Fund, and all the operational expenses that aren't the responsibility of the Fund.

For the fiscal year ended October 31, 2004, the Fund paid the Manager an aggregate fee for services performed of 0.40% as a percentage of the average daily net assets of the Fund.

The Manager is not responsible for records maintained by the Fund's Custodian, Transfer Agent, Dividend Disbursing or Shareholder Servicing Agent.

                         Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the Sweep Shares for the period of the Sweep Shares' operations. Certain information reflects financial results for a single Sweep Share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Sweep Shares (assuming reinvestment of all dividends and distributions). This information for the periods ended October 31, 2004 and 2003 has been audited by KPMG LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request. For all periods ending on or before October 31, 2002, the information provided was audited by another auditor.
 CASH RESERVES FUND
(Selected per share data and ratios)

                                                                                      SWEEP SHARES CLASS
                                                              -------------------------------------------------------------------
                                                                                     YEAR ENDED OCTOBER 31
                                                              -------------------------------------------------------------------
                                                                2004            2003            2002            2001       2000
                                                              --------        --------        --------        --------   --------
Net asset value at beginning of year........................  $   1.00        $   1.00        $   1.00        $   1.00   $   1.00
                                                              --------        --------        --------        --------   --------
Net investment income.......................................      0.00(a)         0.00(a)         0.01            0.04       0.05
Net realized gain on investments............................      0.00(a)         0.00(a)         0.00(a)           --         --
                                                              --------        --------        --------        --------   --------
Total from investment operations............................      0.00(a)         0.00(a)         0.01            0.04       0.05
                                                              --------        --------        --------        --------   --------
Less dividends and distributions:
 From net investment income.................................     (0.00)(a)       (0.00)(a)       (0.01)          (0.04)     (0.05)
 From net realized gain on investments......................     (0.00)(a)       (0.00)(a)       (0.00)(a)          --         --
                                                              --------        --------        --------        --------   --------
Total dividends and distributions...........................     (0.00)(a)       (0.00)(a)       (0.01)          (0.04)     (0.05)
                                                              --------        --------        --------        --------   --------
Net asset value at end of year..............................  $   1.00        $   1.00        $   1.00        $   1.00   $   1.00
                                                              ========        ========        ========        ========   ========
Total investment return.....................................      0.27%           0.33%           1.14%           4.15%      5.46%
Ratios (to average net assets)/
 Supplemental Data:
 Net investment income......................................      0.27%           0.34%           1.11%           4.00%      5.31%
 Net expenses...............................................      1.00%           1.00%           1.00%           1.00%      1.00%
 Expenses (before reimbursement)............................      1.10%           1.10%           1.12%           1.11%      1.07%
Net assets at end of year (in 000's)........................  $260,814        $272,856        $291,312        $285,034   $221,935

(a) Less than one cent per share.

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

                       This page intentionally left blank

NO DEALER, SALESMAN OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE RELATED SAI, IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR THE DISTRIBUTOR. THIS PROSPECTUS AND THE RELATED SAI DO NOT CONSTITUTE AN OFFER BY THE COMPANY OR BY THE DISTRIBUTOR TO SELL OR A SOLICITATION OF ANY OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER IN SUCH JURISDICTION.

NYLIFE DISTRIBUTORS LLC
169 Lackawanna Avenue,
Parsippany, New Jersey 07054
Distributor of Cash Reserves Fund Sweep Shares
NYLIFE Distributors LLC is an indirect wholly-owned subsidiary of New York Life.

[RECYCLE LOGO]
MORE INFORMATION ABOUT THE FUND IS AVAILABLE FREE UPON REQUEST:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Provides more details about the Fund. The current SAI for the Sweep Shares is incorporated by reference into this Prospectus and has been filed with the SEC.

ANNUAL/SEMIANNUAL REPORTS

Provide additional information about the Fund's investments and include discussions of market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

TO OBTAIN INFORMATION:

More information about the Fund, including the SAI and the Fund's Annual and Semiannual Reports, is available, without charge, upon request. To obtain information, or for shareholder inquiries, write to NYLIFE Distributors LLC, attn: MainStay Marketing Dept., 169 Lackawanna Avenue, Parsippany, NJ 07054, or call toll-free 1-800-624-6782.

You can also review and copy information about the Fund (including the SAI) by visiting the SEC's Public Reference Room in Washington, D.C. (phone 1-202-942-8090). This information is also available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at PUBLICINFO@SEC.GOV, or by sending your written request and duplicating fee to the Public Reference Section of the SEC, Washington, D.C. 20549-0102.
ECLIPSE FUNDS INC.
SEC File Number: 811-06175


                                                                  CASH RESERVES
Cash Reserves Fund                                                    FUND
Distributed by NYLIFE Distributors LLC,
Member NASD                                    ---------------------------------------------------
169 Lackawanna Avenue                                           PROSPECTUS DATED
Parsippany, NJ 07054                                              MARCH 1, 2005
13316-03/05                                         This Cover is Not Part of the Prospectus

                                 MAINSTAY FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION

                                       FOR

                           CLASS A, CLASS B, CLASS C,
                     CLASS I, CLASS R1, AND CLASS R2 SHARES

               169 LACKAWANNA AVENUE, PARSIPPANY, NEW JERSEY 07054

                                  MARCH 1, 2005

      Although not a prospectus, this Statement of Additional Information (the "SAI") supplements the information contained in the prospectus dated March 1, 2005, for the Class A, Class B, Class C, Class I, Class R1 and Class R2 shares of the separate investment series (collectively, the "Funds" or "MainStay Funds") of Eclipse Funds Inc., a Maryland corporation (the "Company") and Eclipse Funds, a Massachusetts business trust (the "Trust"), as amended or supplemented from time to time (collectively, the "Prospectus"). This SAI is incorporated by reference in and is made a part of the Prospectus, and should be read in conjunction with the Prospectus. The Prospectus is available without charge by writing to MainStay Funds, 169 Lackawanna Avenue, Parsippany, New Jersey 07054, or by calling toll free 1-800-MAINSTAY (1-800-624-6782).

      No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in this SAI or in the Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Company, the Trust or NYLIFE Distributors LLC (the "Distributor"). This SAI and the Prospectus do not constitute an offer by the Company, the Trust or the Distributor to sell, or a solicitation of any offer to buy, any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

      Shareholder inquiries should be made by writing directly to MainStay Funds, 169 Lackawanna Avenue, Parsippany, New Jersey 07054, or by calling toll free 1-800-MAINSTAY (1-800-624-6782). In addition, you can make inquiries through your registered representative.

      The financial statements of each of the Company and the Trust, including the Financial Highlights for the fiscal year ended October 31, 2004 as presented in the 2004 Annual Report to Shareholders and the Report to Shareholders thereon of KPMG LLP, an independent registered public accounting firm, appearing therein are incorporated by reference into this SAI.

                               TABLE OF CONTENTS

                                                                                   PAGE
                                                                                   ----
MAINSTAY FUNDS..................................................................     1
      Eclipse Funds Inc.........................................................     4
      Eclipse Funds.............................................................     4
      The Manager and Subadvisor................................................     4
ADDITIONAL INFORMATION ABOUT THE FUNDS..........................................     4
      MainStay All Cap Growth Fund..............................................     4
      MainStay S&P 500 Index Fund...............................................     5
      MainStay Mid Cap Opportunity Fund.........................................     5
      MainStay Small Cap Opportunity Fund.......................................     6
      MainStay All Cap Value Fund...............................................     6
      MainStay Intermediate Term Bond Fund......................................     7
      MainStay Indexed Bond Fund................................................     7
      MainStay Cash Reserves Fund...............................................     7
      MainStay Short Term Bond Fund.............................................     9
      MainStay Asset Manager Fund...............................................    10
      MainStay Balanced Fund....................................................    10
      MainStay Floating Rate Fund...............................................    11
INVESTMENT PRACTICES, INSTRUMENTS AND RISKS COMMON TO MULTIPLE FUNDS............    11
      Depositary Receipts.......................................................    11
      Arbitrage.................................................................    12
      Borrowing.................................................................    12
      Commercial Paper..........................................................    12
      Temporary Defensive Position; Cash Equivalents............................    12
      Repurchase Agreements.....................................................    13
      Reverse Repurchase Agreements.............................................    13
      U.S. Government Securities................................................    14
      Standard & Poor's Depositary Receipts ("SPDRs")...........................    14
      Stripped Corpus Interests in U.S. Treasury Securities.....................    15
      Corporate Debt and Corporate Fixed Income Securities......................    15
      Lending of Portfolio Securities...........................................    15
      Illiquid Securities.......................................................    16
      Floating Rate Loans.......................................................    16
      Restricted Securities.....................................................    18
      Securities of Other Investment Companies..................................    18
      Municipal Securities......................................................    18
      Bank Obligations..........................................................    20
      Floating and Variable Rate Securities.....................................    21
      Foreign Securities........................................................    21
      Exchange Traded Funds.....................................................    22
      Foreign Currency Transactions.............................................    23
      Foreign Government and Supranational Entity Securities....................    25
      Foreign Index-Linked Instruments..........................................    26
      Firm or Standby Commitments...............................................    26
      When-Issued Securities....................................................    27
      Mortgage-Related and Other Asset-Backed Securities........................    28
      Mortgage Dollar Rolls.....................................................    34
      Brady Bonds...............................................................    34
      Loan Participation Interests..............................................    34
      Real Estate Investment Trusts ("REITs")...................................    35
      Risk Management Techniques................................................    36
      Options on Foreign Currencies.............................................    39
      Futures Transactions......................................................    40
      Swap Agreements...........................................................    46
      Warrants..................................................................    47
      Short Sales Against the Box...............................................    47
      Risks Associated with Debt Securities.....................................    48
      Risks of Investing in High Yield Securities ("Junk Bonds") ...............    48

      Zero Coupon Bonds.................................................................................    49
SPECIAL CONSIDERATIONS FOR MAINSTAY ALL CAP GROWTH FUND, ALL CAP VALUE FUND, S&P 500 INDEX FUND, MID        50
CAP OPPORTUNITY FUND, SMALL CAP OPPORTUNITY FUND, ASSET MANAGER FUND, BALANCED FUND AND INDEXED BOND
FUND....................................................................................................
FUNDAMENTAL INVESTMENT RESTRICTIONS.....................................................................    52
      Applicable to the Company.........................................................................    52
      Applicable to the Trust...........................................................................    53
NON-FUNDAMENTAL INVESTMENT RESTRICTIONS.................................................................    54
      Applicable to the Company.........................................................................    54
      Applicable to the Trust...........................................................................    56
      Non-Fundamental Investment Policies Related to Fund Names.........................................    56
BOARD MEMBERS AND OFFICERS..............................................................................    57
      Board Members.....................................................................................    59
      Compensation......................................................................................    60
      Approval of Management and Sub-Advisory Agreements................................................    61
      Code of Ethics....................................................................................    62
THE MANAGER, THE SUBADVISOR AND THE DISTRIBUTOR.........................................................    62
      Management Agreement..............................................................................    62
      Sub-Advisory Agreement............................................................................    64
      Distribution Agreement............................................................................    65
      Distribution Plans................................................................................    65
      Shareholder Services Plan; Service Fees...........................................................    73
PURCHASES AND REDEMPTIONS...............................................................................    73
PROXY VOTING POLICIES AND PROCEDURES....................................................................    74
DISCLOSURE OF PORTFOLIO HOLDINGS........................................................................    77
PORTFOLIO MANAGERS......................................................................................    78
PORTFOLIO TRANSACTIONS AND BROKERAGE....................................................................    78
PURCHASE, REDEMPTION, EXCHANGES AND REPURCHASE..........................................................    84
      How to Purchase Shares of the Funds...............................................................    84
      General Information...............................................................................    84
      By Mail...........................................................................................    85
      By Telephone......................................................................................    85
      By Wire...........................................................................................    85
      Additional Investments............................................................................    85
      Systematic Investment Plans.......................................................................    86
      Other Information.................................................................................    86
ALTERNATIVE SALES ARRANGEMENTS..........................................................................    86
      Initial Sales Charge Alternative Class A Shares...................................................    86
      Purchases At Net Asset Value......................................................................    89
      Reduced Sales Charges On Class A Shares...........................................................    89
      Special Incentive Compensation Arrangements.......................................................    89
      Letter Of Intent (LOI)............................................................................    90
      Contingent Deferred Sales Charge, Class A.........................................................    90
      Contingent Deferred Sales Charge, Class B.........................................................    90
      Contingent Deferred Sales Charge, Class C.........................................................    92
      Redemption Fee....................................................................................    92
NET ASSET VALUE.........................................................................................    92
      How Portfolio Securities are Valued...............................................................    93
TAX INFORMATION.........................................................................................    94
Character of Distributions to Shareholders..............................................................    96
PERFORMANCE INFORMATION.................................................................................   100
OTHER INFORMATION.......................................................................................   112
      Capitalization....................................................................................   112
      Effective Maturity................................................................................   112
      Control Persons and Beneficial Share Ownership of the Funds.......................................   112
      Independent Registered Public Accounting Firm.....................................................   118
      Legal Counsel.....................................................................................   118
      Transfer Agent....................................................................................   118
      Custodian.........................................................................................   118
      Registration Statement............................................................................   118

APPENDIX A..............................................................................................   A-1

ECLIPSE FUNDS INC. (THE "COMPANY")

      The Company was incorporated in Maryland on September 21, 1990, and is an open-end, management investment company (or mutual fund). The authorized capital stock of the Company consists of 25 billion shares of common stock, with a par value of $0.01 per share. The Board of Directors of the Company is authorized, without shareholder approval, to divide the Company's shares into separate portfolios (also sometimes referred to as "classes" or "series" of shares), subject to the requirements of the Investment Company Act of 1940, as amended (the "1940 Act").

      Shares of the Company are currently offered in nine separate portfolios:
MainStay All Cap Growth Fund, MainStay S&P 500 Index Fund, MainStay All Cap Value Fund, MainStay Intermediate Term Bond Fund, MainStay Indexed Bond Fund, MainStay Cash Reserves Fund, MainStay Short Term Bond Fund, MainStay Asset Manager Fund, and MainStay Floating Rate Fund. Each of the Funds, except for the MainStay Floating Rate Fund, is diversified.

ECLIPSE FUNDS (THE "TRUST")

      The Trust was established in Massachusetts by an Agreement and Declaration of Trust dated July 30, 1986, as amended, and is an open-end, management investment company. The Trust has an unlimited authorized number of shares of beneficial interest that may, without shareholder approval, be divided into any number of portfolios of shares, subject to the requirements of the 1940 Act.

      Shares of the Trust are currently offered in three separate portfolios:
MainStay Mid Cap Opportunity Fund, MainStay Small Cap Opportunity Fund and MainStay Balanced Fund. Each of the Funds is diversified.

      The Company and the Trust may be collectively referred to as "MainStay Funds" or the "MainStay Family of Funds." Each series of the Company and the Trust may be individually referred to as a "Fund" and collectively as the "Funds." The Board of Directors of the Company may be referred to as the "Directors" and the Board of Trustees of the Trust may be referred to as the "Trustees." The Directors and the Trustees may be collectively referred to as the "Board" or the "Board Members."

THE MANAGER AND SUBADVISOR

      New York Life Investment Management LLC ("NYLIM" or the "Manager") serves as the investment adviser to the Funds and has entered into Sub-Advisory Agreements with MacKay Shields LLC ("MacKay Shields" or the "Subadvisor") with respect to the following portfolios: MainStay All Cap Growth Fund, MainStay All Cap Value Fund, MainStay Intermediate Term Bond Fund and MainStay Short Term Bond Fund.

                     ADDITIONAL INFORMATION ABOUT THE FUNDS

      The Prospectus discusses the investment objectives, strategies, risks, and expenses of the Funds. This section contains supplemental information concerning certain securities and other instruments in which the Funds may invest, the investment policies and portfolio strategies that the Funds may utilize, and certain risks involved with those investment policies and strategies. Subject to the limitations set forth herein and in the Funds' Prospectus, the Manager or the Subadvisor may, in its discretion, at any time, employ such practice, technique or instrument for one or more Funds but not for all of the Funds. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible, or effective for their intended purposes in all markets. Certain practices, techniques, or instruments may not be principal activities of a Fund but, to the extent employed, could from time to time have a material impact on that Fund's performance.

MAINSTAY ALL CAP GROWTH FUND

      The MainStay All Cap Growth Fund normally invests at least 80% of its assets in equity securities. The Fund normally invests in securities with growth characteristics across the entire range of market capitalizations as described by the Russell 3000(R) Growth Index.

      The Fund may invest in common stocks, nonconvertible preferred stocks, securities convertible into or exchangeable for common stocks (e.g., convertible preferred stocks and convertible debentures) and warrants. Convertible preferred stocks and debentures must be rated when purchased Baa or better by Moody's Investors Service Inc. ("Moody's") or BBB or better by Standard & Poor's ("S&P" or "Standard & Poor's"), or if unrated, considered by the Subadvisor to be of comparable quality.

      The Fund may also invest in options on common stocks and stock indices, futures contracts and related options, stocks represented by American Depositary Receipts ("ADRs") or European Depositary Receipts ("EDRs"), foreign equity securities, obligations issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or by any of the states, cash equivalents, or cash.

      The Fund may enter into foreign currency exchange transactions using currencies, options, futures or options on futures, or forward contracts to help protect against foreign currency exchange risks involving foreign securities the Fund owns or plans to own. Use of these contracts does, however, involve risks. See "Risk Management Techniques" and related sections in this SAI.

      Although it is not the Fund's policy generally to invest or trade for short term profits, portfolio securities may be disposed of without regard to the length of time held whenever the Subadvisor is of the opinion that a security no longer has an appropriate appreciation potential or has reached its anticipated level of performance, or when another security appears to offer relatively greater appreciation potential or a relatively greater anticipated level of performance.

MAINSTAY S&P 500 INDEX FUND

      In addition to the investments discussed in the Prospectus, the MainStay S&P 500 Index Fund may invest up to 20% of total assets in options and futures contracts to maintain cash reserves while being fully invested, to facilitate trading or to reduce transaction costs. The Fund may also invest up to 10% of its total assets in index swap agreements.

MAINSTAY MID CAP OPPORTUNITY FUND

      The MainStay Mid Cap Opportunity Fund invests at least 80% of its assets in common and preferred stock of companies with market capitalizations that, at the time of investment, are similar to the companies in the Russell Midcap(R) Index, the S&P Midcap 400(R) Index, or a universe selected from the smallest 800 companies of the largest 1,000 companies ranked by market capitalization. The Fund invests primarily in mid-capitalization stocks that the Manager, determines are value stocks. "Value" stocks are stocks that the Manager determines: (1) have strong or improving fundamental characteristics (including margins, working capital, leverage, cash flow, returns on equity and assets); and (2) have been overlooked by the marketplace so that they are undervalued or "cheap" relative to the rest of the equity market. In selecting stocks, the Manager applies quantitative and statistical methods to analyze the relative quality and value of the stocks:

      - In selecting stocks, the Manager analyzes financial and operating data for several thousand companies on a weekly basis, searching for companies with improving operating characteristics but that are still cheap or inexpensive relative to the rest of the equity market. The Manager evaluates how company operations have performed over time and how they have performed compared to other companies (both competitors and companies in other industries).

      - To avoid concentration in a specific industry, which increases risk, the Manager invests a maximum of 4% of the Fund's net assets in any one company and less than 25% in any one industry, and it consistently re-balances its investments.

      - Under normal conditions, the Manager keeps the Fund fully invested rather than taking temporary cash positions.

      - The Manager will sell a stock if its price objective has been met, if better opportunities are identified, or if it determines the initial investment expectations are not being met.

      - The Fund may invest up to 10% of its assets in restricted securities or illiquid securities. The Fund also may invest of to 5% of its assets in warrants.

MAINSTAY SMALL CAP OPPORTUNITY FUND

      The MainStay Small Cap Opportunity Fund invests primarily in small-capitalization stocks that the Manager, determines are value stocks. "Value" stocks are stocks that the Manager determines (1) have strong or improving fundamental characteristics (including margins, working capital, leverage, cash flow, returns on equity and assets) and (2) have been overlooked by the marketplace so that they are undervalued or "cheap" relative to the rest of the equity market. The Manager seeks relatively low portfolio turnover. In selecting stocks, the Manager applies quantitative and statistical methods to analyze the relative quality and price of the stocks.

      In selecting the issues to be placed in the Fund, approximately equal weight will be given to estimated relative intrinsic value, expected future earnings growth, and current and expected dividend income; therefore, the Fund's portfolio will exhibit characteristics of a total return, value (i.e., seeking high net asset values relative to market price), growth and income fund. Estimated relative intrinsic value is a ranking of the ratio of the market value to economic book value. The economic book value, or intrinsic value, is a valuation concept that attempts to adjust historical financial data to reflect true economic worth.

      Under normal market conditions, the Fund will invest primarily in equity securities of North American businesses listed on the major exchanges or traded in the over-the-counter market. In general, the companies whose shares are to be purchased will sell at a total common stock market capitalization (price per common share multiplied by the shares outstanding) less than the average total market capitalization of those stocks in the S&P 500(R) Index. The securities of smaller capitalization companies often involve significantly greater risks than the securities of larger, better-known companies. The securities of smaller capitalization companies may be thinly traded and may be subject to greater price volatility than the market as a whole. In addition, smaller capitalization companies are generally more adversely affected by increased competition, and are subject to a greater risk of bankruptcy, than larger companies. Although at times the Fund may have all of its assets invested in smaller capitalization companies, such a policy shall not prohibit the Fund from investing in larger capitalization companies if the Manager believes such companies have intrinsic value, growth and income potential superior to that available from smaller capitalization companies.

      The Fund may invest up to 10% of its assets in restricted securities or illiquid securities. The fund also may invest up to 5% of its assets in warrants.

MAINSTAY ALL CAP VALUE FUND

      The MainStay All Cap Value Fund intends to purchase those securities that it believes to be undervalued in the market relative to comparable securities. In assessing whether a stock is undervalued, the Subadvisor considers, among other factors, a company's financial strength and earnings predictability. The Fund may provide some protection on the downside through its investment in companies whose current stock prices reflect, in the Subadvisor's opinion, either unwarranted pessimism or unrecognized value.

      Equity securities in which the Fund may invest include common stocks and securities that can be exchanged for or converted into common stocks (e.g., convertible preferred stocks and convertible debentures), nonconvertible preferred stocks and warrants.

      The Fund normally invests in equity securities with value characteristics across the entire range of market capitalizations as described by the Russell 3000(R) Value Index. The Fund normally invests at least 80% of its assets in equity securities.

      The Fund may also invest in options on common stocks and stock indices, stocks represented by ADRs or EDRs, foreign equity securities, zero coupon bonds, obligations issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or by any of the states, cash equivalents or cash.

      The convertible preferred stocks, debentures and zero coupon bonds in which the Fund may invest, when purchased, must be, rated Baa or better by Moody's or BBB or better by Standard & Poor's; or unrated but determined by the Subadvisor to be of comparable quality.

      The Fund may also invest in stock index futures contracts and related options to protect against changes in stock prices.

      The Fund may participate in foreign currency exchange transactions using currencies, options, futures or options on futures, or forward contracts to help protect against foreign currency exchange risks involving foreign securities the Fund owns or plans to own.

MAINSTAY INTERMEDIATE TERM BOND FUND

      In addition to the investments discussed in the Prospectus, the MainStay Intermediate Term Bond Fund may invest up to 20% of total assets in securities denominated in foreign currencies. To the extent possible, the Fund will attempt to protect these investments against risks stemming from differences in foreign exchange rates.

      The Fund may enter into foreign currency exchange transactions using currencies, options, futures or options on futures, or forward contracts to protect against foreign exchange risks involving securities the Fund owns or plans to own.

      The Fund may also invest in interest rate and bond index futures contracts, options on these contracts, and options on debt securities.

      The Subadvisor will alter the average maturity of the portfolio in accordance with its research and other methods.

MAINSTAY INDEXED BOND FUND

      The MainStay Indexed Bond Fund invests primarily in a representative sample of the securities in the Citigroup Broad Investment Grade Bond Index (the "BIG Index"). Bonds are selected for inclusion in the Fund's portfolio based on credit quality, sector, maturity, coupon, current yield, yield to maturity, duration, and convexity. The Manager believes the indexing approach is an effective method of simulating percentage changes in the BIG Index. It is a reasonable expectation that there will be a close correlation between the Fund's performance and that of the BIG Index in both rising and falling markets.

      The Fund may invest up to 20% of total assets in bond and interest rate index options and futures and options on these futures to maintain cash reserves while fully invested, to facilitate trading, or reduce transaction costs.

      The Manager may effect certain portfolio transactions involving when-issued, delayed delivery and other types of securities that may have the effect of increasing nominal portfolio turnover of the Fund.

MAINSTAY CASH RESERVES FUND

      The MainStay Cash Reserves Fund may invest its assets in U.S. dollar-denominated securities of U.S. or foreign issuers and in securities of foreign branches of U.S. banks, such as negotiable certificates of deposit (Eurodollars). Since the Fund's portfolio may contain such securities, an investment therein involves investment risks that are different in some respects from an investment in a fund that invests only in debt obligations of U.S. domestic issuers. Such risks may include future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on the securities held in the portfolio, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of the principal of and interest on securities in the portfolio.

      All of the assets of the Fund generally will be invested in obligations which mature in 397 days or less and substantially all of these investments will be held to maturity; however, securities collateralizing repurchase agreements may have maturities in excess of 397 days. The Fund will, to the extent feasible, make portfolio investments primarily in anticipation of or in response to changing economic and money market conditions and trends. The dollar-weighted average maturity of the Fund's portfolio may not exceed 90 days.

      Consistent with the provisions of Rule 2a-7 under the 1940 Act ("Rule 2a-7"), the Fund invests only in U.S. dollar-denominated money market instruments that present minimal credit risk and, with respect to 95% of its total assets, measured at the time of investment, that are of the highest quality. The Manager shall determine whether a security presents minimal credit risk under procedures adopted by the Board of Directors. A money market instrument will be considered to be of the highest quality (1) if rated in the highest rating category for short-term debt obligations (i) by any two nationally recognized statistical rating organizations ("NRSROs") or, (ii) if rated by only one NRSRO, by that NRSRO; (2) if issued by an issuer that has received a short term rating from an NRSRO with respect to a class of debt obligations that is comparable in priority and security, and that are rated in the highest rating category (i) by any two NRSROs or, (ii) if rated by only one NRSRO, by that NRSRO; (3) an unrated security that is of comparable quality to a security in the highest rating category as determined by the Manager; (4) (i) with respect to a security that is subject to any features that entitle the holder, under certain circumstances, to receive the approximate amortized cost of the underlying security or securities plus accrued interest ("Demand Feature") or an obligation of a person other than the issuer of the security, under certain circumstances, to undertake to pay the principal amount of the underlying security plus interest ("Guarantee Obligation"), the Guarantee Obligation has received a rating from an NRSRO or the Guarantee Obligation is issued by a guarantor that has received a rating from an NRSRO with respect to a class of debt obligations that is comparable in priority and security to the Guarantee Obligation, with certain exceptions, and (ii) the issuer of the Demand Feature or Guarantee Obligation, or another institution, has undertaken promptly to notify the holder of the security in the event that the Demand Feature or Guarantee Obligation is substituted with another Demand Feature or Guarantee Obligation; (5) if it is a security issued by a money market fund registered with the Securities and Exchange Commission ("SEC") under the 1940 Act; or (6) if it is a government security as defined in Rule 2a-7. With respect to 5% of its total assets, measured at the time of investment, the Fund may also invest in money market instruments that are in the second-highest rating category for short-term debt obligations.

      The Fund may not invest more than 5% of its total assets, measured at the time of investment, in securities of any one issuer that are in the highest rating category, except that the Fund may exceed this 5% limitation with respect to 25% of its total assets for up to three business days after the purchase of "First Tier" securities of any one issuer and except that this limitation shall not apply to U.S. government securities or securities subject to certain Guarantee Obligations. Immediately after the acquisition of any Demand Feature or Guarantee Obligation, the Fund, with respect to 75% of its total assets, shall not have invested more than 10% of its assets in securities issued by or subject to Demand Features or Guarantee Obligations from the institution that issued the Demand Feature or Guarantee Obligation, with certain exceptions. In addition, immediately after the acquisition of any Demand Feature or Guarantee Obligation (or a security after giving effect to the Demand Feature or Guarantee Obligation) that is not within the highest rating category by NRSROs, the Fund shall not have invested more than 5% of its total assets in securities issued by or subject to Demand Features or Guarantee Obligations from the institution that issued the Demand Feature or Guarantee Obligation. The Fund may invest up to 5% of its total assets in securities that were "Second Tier" when acquired. The Fund may not invest more than the greater of 1% of its total assets or $1 million, measured at the time of investment, in "Second Tier" securities of any one issuer, except that this limitation shall not apply to U.S. government securities or securities subject to certain Guarantees. In the event that an instrument acquired by the Fund is downgraded or otherwise ceases to be of the quality that is eligible for the Fund, NYLIM, under procedures approved by the Board, shall promptly reassess whether such security presents minimal credit risk and shall recommend to the Valuation Committee of the Board (the "Valuation Committee") that the Fund take such action as it determines is in the best interest of the Fund and its shareholders. The Valuation Committee, after consideration of the recommendation of the Manager and such other information as it deems appropriate, shall cause the Fund to take such action as it deems appropriate, and shall report promptly to the Board the action it has taken and the reasons for such action.

      Pursuant to Rule 2a-7, the Fund uses the amortized cost method of valuing its investments, which facilitates the maintenance of the Fund's NAV per share at $1.00. The amortized cost method, which is normally used to value all of the Fund's portfolio securities, involves initially valuing a security at its cost and thereafter amortizing to maturity any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

      The Board has also established procedures designed to stabilize, to the extent reasonably possible, the Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Fund's portfolio by the Board, at such intervals as they deem appropriate, to determine whether the Fund's net asset value calculated by using available market quotations or market equivalents (the determination of value by reference to interest rate levels, quotations of comparable securities and other factors) deviates from $1.00 per share based on amortized cost.

      The extent of deviation between the Fund's NAV based upon available market quotations or market equivalents and $1.00 per share based on amortized cost will be periodically examined by the Board. If such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, will be initiated. In the event the Board determine that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, they will take such corrective action as they regard to be necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding part or all of dividends or payment of distributions from capital or capital gains; redemptions of shares in kind; or establishing a NAV per share by using available market quotations or equivalents. In addition, in order to stabilize the NAV per share at $1.00, the Directors have the authority: (1) to reduce or increase the number of shares outstanding on a pro rata basis; and (2) to offset each shareholder's pro rata portion of the deviation between the NAV per share and $1.00 from the shareholder's accrued dividend account or from future dividends.

      The Fund may hold cash for the purpose of stabilizing its NAV per share. Holdings of cash, on which no return is earned, would tend to lower the yield on the Fund's shares.

      The Fund may also, consistent with the provisions of Rule 2a-7, invest in securities with a face maturity of more than 397 days, provided that the security is a variable or floating rate security that meets the guidelines of Rule 2a-7 with respect to maturity.

      The Fund may borrow money for temporary or emergency purposes, purchase securities on a when-issued basis, and enter into firm or standby commitments to purchase securities.

MAINSTAY SHORT TERM BOND FUND

      The MainStay Short Term Bond Fund may invest in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; mortgage-related and other asset-backed securities; certificates of deposits, time deposits and bankers' acceptances issued by domestic or foreign banks or savings and loan associations ("S&Ls") and denominated in U.S. dollars or foreign currencies.

      The Fund may also invest in domestic and foreign corporate debt securities, municipal bonds, zero coupon bonds and variable or floating rate securities rated Baa or better by Moody's or BBB or better by S&P when purchased; or, if unrated, determined by the Subadvisor to be of comparable quality.

      The Fund may invest up to 20% of total assets in securities denominated in foreign currencies, but does not currently contemplate doing so. To the extent possible, the Subadvisor will attempt to protect against risks stemming from differences in foreign exchange rates. The Fund may invest in foreign currency exchange transactions using currencies, options, futures or options on futures, or forward contracts to protect against foreign currency exchange risks involving securities the Fund owns or plans to own. See "Risk Management Techniques" and related sections in this SAI.

      The Fund may invest in interest rate and bond index futures contracts and options on these contracts; and options on debt securities and in U.S. dollar-or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies or instrumentalities, international agencies or supranational entities.

      In seeking to achieve capital appreciation, as an integral component of total return, the Fund may use, among other research methods, historical yield spread analysis, economic analysis, fundamental credit analysis and technical (supply/demand) analysis.

      The Fund may, to the extent permitted by law, invest in leveraged inverse floating rate debt instruments ("inverse floaters"). Certain inverse floaters may be deemed to be illiquid securities for purposes of the Fund's 10% limitation on investments in such securities.

MAINSTAY ASSET MANAGER FUND

      The MainStay Asset Manager Fund may invest up to 20% of its total assets in foreign securities (defined as "traded primarily in a market outside the United States") of developed and emerging market countries, or futures with respect to those securities; up to 10% of total assets in interest rate, index, and currency exchange rate swap agreements; and in futures transactions to rebalance or alter its portfolio composition and risk profile and to diversify the Fund's holdings where futures transactions are more efficient than direct investment transactions.

      The Fund may invest in foreign currency exchange transactions using currencies, options, futures or options on futures, or forward contracts for any legally permissible purpose, including to protect against foreign currency exchange risks involving securities the Fund owns or plans to own.

      At times, the actual allocation for each asset class may differ from the asset class constraints discussed in the Prospectus, due to market fluctuations or cash entering or leaving the Fund. This could happen for instance, if the Manager has positioned the assets close to a minimum or maximum for one or more asset classes, and the Fund's cash position changes because of investors buying or selling the Fund's shares. To correct the situation, the Manager will move cash or reallocate assets within seven days.

      The Fund's allocation among the three asset groups is structured to take advantage of perceived imbalances in relative pricing. NYLIM believes that short-term imbalances occur periodically but tend to be corrected fairly quickly. The models used by the Manager to estimate returns on domestic and foreign stock markets may from time to time cause significant shifts in the Fund's allocation among the asset groups which may in turn result in greater portfolio volatility.




MAINSTAY BALANCED FUND

      The MainStay Balanced Fund invests approximately 60% of its assets in stocks and 40% in fixed-income securities (such as bonds) and cash equivalents. Although this 60/40 ratio may vary, the Fund will always invest at least 25% of its assets in fixed-income securities. By holding both stocks and bonds the Fund seeks a balance between capital gains from stock appreciation and current income from interest and dividends.

      The Fund generally invests in dividend-paying, mid-capitalization stocks that the Manager determines are value stocks. "Value" stocks are stocks that the Manager determines (1) have strong or improving fundamental characteristics (such as margins, working capital, leverage, cash flow, returns on equity and assets) and (2) have been overlooked by the marketplace so that they are undervalued or "cheap" relative to the rest of the equity market. In selecting stocks, the Manager applies quantitative and statistical methods to analyze the relative quality and value of the stocks.

      The Fund has adopted as a fundamental policy that it be a "balanced" fund. This fundamental policy cannot be changed without the approval of the Fund's shareholders. As a "balanced" fund, the Fund will invest at least 25% of the value of its total assets in fixed-income securities. With respect to convertible securities held by the Fund, only that portion of the value attributable to their fixed-income characteristics will be used in calculating the 25% figure. Subject to such restrictions, the percentage of the Fund's assets invested in each type of security at any time shall be in accordance with the judgment of the Manager.

      The equity component of the Fund's investment portfolio will be invested in shares of mid- to large-capitalization companies. The Fund ranks all U.S. publicly traded companies based on market capitalization. The 5% with the highest market capitalization are considered large capitalization companies. The next 15% are considered mid-capitalization companies and the balance of the universe is considered small capitalization companies. As the stock market and the economic environment change, companies once considered to be large-capitalization may become mid- or small-capitalization companies or vice versa. In selecting the equity issues to be purchased by the Fund, approximately equal weight will be given to estimated relative intrinsic value, expected future earnings growth, and current and expected dividend income. Estimated relative intrinsic value is a ranking of the ratio of the market value to economic book value. The economic book value, or intrinsic value, is a valuation concept that attempts to adjust historical financial data to reflect true economic worth.

      The fixed-income component of the Fund's investment portfolio will be invested in the following types of fixed-income securities: (i) U.S. government securities; (ii) foreign government securities; (iii) investment grade, corporate fixed-income securities; and (iv) mortgage-backed and other asset-backed securities. These securities are described in the section entitled "Investment Practices, Instruments and Risks Common to Multiple Funds".

      The Fund may invest up to 10% of its assets in restricted securities or illiquid securities. The Fund also may invest up to 5% of its assets in warrants.

MAINSTAY FLOATING RATE FUND

      The MainStay Floating Rate Fund normally invests at least 80% of its assets in income producing floating rate interest loans and other floating rate debt securities ("Floating Rate Loans"). Floating Rate Loans are typically the most senior source of capital in a borrower's capital structure and have certain of the borrower's assets pledged as collateral. For additional information on these investments, see the section entitled "Floating Rate Loans." The Fund may invest up to 25% of its assets in foreign securities.

      The Fund may also invest in common stocks, obligations issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or by any of the states, cash equivalents, or cash.

      The Fund may invest up to 15% of its assets in illiquid securities.

                      INVESTMENT PRACTICES, INSTRUMENTS AND
                         RISKS COMMON TO MULTIPLE FUNDS

      The Funds may engage in the following investment practices, or invest in the following instruments to the extent permitted in the Prospectus and elsewhere in this SAI. Unless otherwise stated in the Prospectus, many investment techniques are discretionary. That means the Manager or Subadvisor may elect to employ or not employ the various techniques in their sole discretion. Investors should not assume that any particular discretionary investment technique will ever be employed, or, if employed, that it will be employed at all times.

      NONE OF THE FUNDS ALONE CONSTITUTES A COMPLETE INVESTMENT PROGRAM

      The loss of money is a risk of investing in the Funds. None of the Funds, individually or collectively, is intended to constitute a balanced or complete investment program and the NAV per share of each Fund will fluctuate based on the value of the securities held by each Fund. Each of the Funds is subject to the general risks and considerations associated with investing in mutual funds generally as well as additional risks and restrictions discussed herein.

DEPOSITARY RECEIPTS

      A Fund may invest in ADRs. ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company evidencing ownership of underlying foreign securities. Most ADRs are traded on major U.S. stock exchanges. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, there may not be a correlation between such information and the market value of the unsponsored ADRs. EDRs and IDRs are receipts typically issued by a European bank or trust company evidencing ownership of underlying foreign securities. GDRs are receipts issued by either a U.S. or non-U.S. banking institution evidencing ownership of underlying foreign securities.

ARBITRAGE

      A Fund may sell a security that it owns in one market and simultaneously purchase the same security in another market, or it may buy a security in one market and simultaneously sell it in another market, in order to take advantage of differences in the price of the security in the different markets. The Funds do not actively engage in arbitrage. Such transactions may be entered into only with respect to debt securities and will occur only in a dealer's market where the buying and selling dealers involved confirm their prices to the Fund at the time of the transaction, thus eliminating any risk to the assets of a Fund. Such transactions, which involve costs to a Fund, may be limited by the policy of each Fund to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code").

BORROWING

      A Fund may borrow from a bank up to a limit of 15% of its total assets, but only for temporary or emergency purposes. This borrowing may be unsecured. The 1940 Act requires a Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time, and could cause the Fund to be unable to meet certain requirements for qualification as a regulated investment company under the Code. To avoid the potential leveraging effects of a Fund's borrowings, a Fund will repay any money borrowed in excess of 5% of its total assets prior to purchasing additional securities. Borrowing may exaggerate the effect on a Fund's net asset value per share of any increase or decrease in the market value of the Fund's portfolio securities. Money borrowed will be subject to interest costs, which may or may not be recovered by appreciation of the securities purchased. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. The use of borrowing tends to result in a faster than average movement, up or down, in the net asset value of a Fund's shares.

COMMERCIAL PAPER

      A Fund may invest in commercial paper if it is rated, at the time of investment, Prime-1 by Moody's Investors Services Inc. ("Moody's") or A-1 by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"), or, if not rated by Moody's or S&P, if the Fund's Manager or Subadvisor determines that the commercial paper is of comparable quality. In addition, each Fund may invest up to 5% of its total assets in non-investment grade commercial paper if it is rated in the second highest ratings category by a nationally recognized statistical ratings organization ("NRSRO"), such as S&P or Moody's, or, if unrated, if the Fund's Manager or Subadvisor determines that the commercial paper is of comparable quality. Commercial paper represents short-term (nine months or less) unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies.

TEMPORARY DEFENSIVE POSITION; CASH EQUIVALENTS

      In times of unusual or adverse market conditions, for temporary defensive purposes, each Fund may invest, without limit, in cash and cash equivalents. These include, but are not limited to: short-term obligations issued or guaranteed as to interest and principal by the U.S. government or any agency or instrumentality thereof (including repurchase agreements collateralized by such securities; see "Repurchase Agreements" for a description of the characteristics and risks of repurchase agreements); obligations of banks (certificates of deposit ("CDs"), bankers' acceptances and time deposits) which at the date of investment have capital, surplus, and undivided profits (as of the date of their most recently published financial statements) in excess of $100,000,000, and obligations of other banks or S&Ls if such obligations are federally insured; commercial paper (as described in this SAI); investment grade corporate debt securities or money market instruments, for this purpose including U.S. government securities having remaining maturities of one year or less; and other debt instruments not specifically described above if such instruments are deemed by the Manager or Subadvisor to be of comparable high quality and liquidity.

      In addition, a portion of each Fund's assets may be maintained in money market instruments as described above in such amount as the Manager or Subadvisor deems appropriate for cash reserves.

REPURCHASE AGREEMENTS

      The Funds may enter into domestic or foreign repurchase agreements with certain sellers determined by the Manager or Subadvisor to be creditworthy.

      A repurchase agreement, which provides a means for a Fund to earn income on uninvested cash for periods as short as overnight, is an arrangement under which the purchaser (i.e., the Fund) purchases a security, usually in the form of a debt obligation (the "Obligation"), and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Repurchase agreements with foreign banks may be available with respect to government securities of the particular foreign jurisdiction. The custody of the Obligation will be maintained by a custodian appointed by the Fund. The Fund attempts to assure that the value of the purchased securities, including any accrued interest, will at all times exceed the value of the repurchase agreement. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price upon repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Obligation subject to the repurchase agreement.

      No Fund will invest more than 10% of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days.

      In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a Fund may encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the Obligation, the Fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. In the event of the bankruptcy of the seller or the failure of the seller to repurchase the securities as agreed, a Fund could suffer losses, including loss of interest on or principal of the security and costs associated with delay and enforcement of the repurchase agreement. In addition, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), a Fund will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price.

      The Board Members have delegated to each Fund's Manager or Subadvisor the authority and responsibility to monitor and evaluate the Fund's use of repurchase agreements, including identification of sellers whom they believe to be creditworthy, and have authorized the Funds to enter into repurchase agreements with such sellers. As with any unsecured debt instrument purchased for the Funds, the Manager or Subadvisor seek to minimize the risk of loss from repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation.

      For purposes of the 1940 Act, a repurchase agreement has been deemed to be a loan from a Fund to the seller of the Obligation. It is not clear whether a court would consider the Obligation purchased by a Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller.

REVERSE REPURCHASE AGREEMENTS

      A Fund may enter into reverse repurchase agreements with banks or broker-dealers, which involve the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price.

      Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. These agreements involve the sale of debt securities, or Obligations, held by a Fund, with an agreement to repurchase the Obligations at an agreed upon price, date and interest payment. The proceeds will be used to purchase other debt securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repurchase agreements will be utilized, when permitted by law, only when the interest income to be earned from the investment of the proceeds from the transaction is greater than the interest expense of the reverse repurchase transaction.

      Each Fund will limit its investments in reverse repurchase agreements and other borrowing to no more than 33 1/3% of its total assets.

      While a reverse repurchase agreement is outstanding, the Funds will maintain appropriate liquid assets in a segregated custodian account to cover their obligations under the agreement.

      The use of reverse repurchase agreements by a Fund creates leverage, which increases a Fund's investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the cost of the agreements, the Fund's earnings or NAV will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or NAV would decline faster than otherwise would be the case.

      If the buyer of the Obligation subject to the reverse repurchase agreement becomes bankrupt, realization upon the underlying securities may be delayed and there is a risk of loss due to any decline in their value.

U.S. GOVERNMENT SECURITIES

      Securities issued or guaranteed by the United States government or its agencies or instrumentalities include various U.S. Treasury securities, which differ only in their interest rates, maturities and times of issuance. U.S. Treasury bills have initial maturities of one year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, for example, Government National Mortgage Association ("GNMA") pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those issued by the Federal National Mortgage Association ("FNMA") are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association are supported only by the credit of the agency or instrumentality. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, and it is not so obligated by law. U.S. government securities also include government-guaranteed mortgage-backed securities. See "Mortgage-Related and Other Asset-Backed Securities."

      U.S. government securities do not generally involve the credit risks associated with other types of interest-bearing securities, although, as a result, the yields available from U.S. government securities are generally lower than the yields available from other interest-bearing securities. Like other fixed-income securities, however, the values of U.S. government securities change as interest rates fluctuate. When interest rates decline, the values of U.S. government securities can be expected to increase, and when interest rates rise, the values of U.S. government securities can be expected to decrease.

STANDARD & POOR'S DEPOSITARY RECEIPTS ("SPDRS")

      A Fund may invest in SPDRs. SPDRs are units of beneficial interest in an investment trust sponsored by a wholly-owned subsidiary of the American Stock Exchange, Inc. (the "AMEX") that represent proportionate undivided interests in a portfolio of securities consisting of substantially all of the common stocks, in substantially the same weighting, as the component common stocks of the S&P 500(R) Index. SPDRs are listed on the AMEX and traded in the secondary market on a per-SPDR basis.

      SPDRs are designed to provide investment results that generally correspond to the price and yield performance of the component common stocks of the S&P 500(R) Index. The value of SPDRs is subject to change as the values of their respective component common stocks fluctuate according to the volatility of the market. Investments in SPDRs involves certain inherent risks generally associated with investments in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of each unit of SPDRs invested in by a Fund. Moreover, a Fund's investment in SPDRs may not exactly match the performance of a direct investment in the index to which SPDRs are intended to correspond. For example, replicating and maintaining price and yield performance of an index may be problematic for a Fund due to transaction costs and other Fund expenses.

STRIPPED CORPUS INTERESTS IN U.S. TREASURY SECURITIES

      A number of banks and brokerage firms have separated ("stripped") the principal portions ("corpus") from the coupon portions of the U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are generally held by a bank in a custodial or trust account). The MainStay Balanced Fund may invest in such receipts or certificates. The investment and risk characteristics of "zero coupon" Treasury securities described above under "U.S. Government Securities" are shared by such receipts or certificates. The staff of the Securities and Exchange Commission (the "SEC") has indicated that receipts or certificates representing stripped corpus interests in U.S. Treasury securities sold by banks and brokerage firms should not be deemed U.S. government securities but rather securities issued by the bank or brokerage firm involved.

CORPORATE DEBT AND CORPORATE FIXED INCOME SECURITIES

      A Fund's (other than the MainStay Mid Cap Opportunity Fund and the MainStay Small Cap Opportunity Fund) investments in U.S. dollar- or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments) which meet the credit quality and maturity criteria set forth for the particular Fund. The rate of return or return of principal on some debt obligations may be linked to indices or stock prices or indexed to the level of exchange rates between the U.S. dollar and foreign currency or currencies. Differing yields on corporate fixed-income securities of the same maturity are a function of several factors, including the relative financial strength of the issuers. Higher yields are generally available from securities in the lower rating categories.

      Investment grade securities are securities rated at the time of purchase Baa or better by Moody's or BBB or better by S&P comparable non-rated securities. Non-rated securities will be considered for investment by the Funds when the Manager or Subadvisor believes that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations themselves limit the risk to the Funds to a degree comparable to that of rated securities which are consistent with the Funds' objective and policies.

      Corporate debt securities with a rating lower than BBB by S&P, and corporate debt securities rated Baa or lower by Moody's, have speculative characteristics, and changes in economic conditions or individual corporate developments are more likely to lead to a weakened capacity to make principal and interest payments than in the case of high grade bonds. (See Appendix A attached hereto for a description of corporate debt ratings.) If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the portfolio security if the Manager or Subadvisor, where applicable, deems it in the best interest of the Fund's shareholders.

      The ratings of fixed-income securities by Moody's and S&P are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities in each rating category. The Manager or Subadvisor will attempt to reduce the overall portfolio credit risk through diversification and selection of portfolio securities based on considerations mentioned above.

LENDING OF PORTFOLIO SECURITIES

      A Fund may seek to increase its income by lending portfolio securities to certain broker-dealers and institutions, in accordance with procedures adopted by the Board. Under present regulatory policies, such loans would be required to be secured continuously by collateral in cash or U.S. government securities maintained on a current basis at an amount at least equal to 100% of the current market value of the securities loaned. The total market value of securities loaned will not exceed one-third or 33 1/3% of the total assets of a Fund (20% in the case of the MainStay Balanced Fund, MainStay Mid Cap Opportunity Fund and MainStay Small Cap Opportunity Fund as set forth in the Prospectus). The Fund would have the right to call a loan and obtain the securities loaned at any time generally on less than five days' notice. For the duration of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from the investment of the collateral. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but the Fund would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. The Company, on behalf of the Funds, has entered into an agency agreement with Metropolitan West Securities, LLC, which acts as the Funds' agent in making loans of portfolio securities, and short-term money market investments of the cash collateral received, subject to the supervision and control of the Manager or Subadvisor, as the case may be.

      As with other extensions of credit, there are risks of delay in recovery of, or even loss of rights in, the collateral should the borrower of the securities fail financially or breach its agreement with a Fund. However, the loans would be made only to firms deemed by the Manager or Subadvisor to be creditworthy and approved by the Board, and when, in the judgment of the Manager or Subadvisor, the consideration, which can be earned currently from securities loans of this type, justifies the attendant risk. If the Manager or Subadvisor, as the case may be, determines to make securities loans, it is intended that the value of the securities loaned will not exceed one-third or 33 1/3% of the value of the total assets of the lending Fund (20% in the case of the MainStay Balanced Fund, MainStay Mid Cap Opportunity Fund and MainStay Small Cap Opportunity Fund). Under the guidelines adopted by the Board, a Fund is prohibited from lending more than 5% of the Fund's total assets to any one counterparty.

      Subject to the receipt of exemptive relief from the 1940 Act, the Funds, subject to certain conditions and limitations, may be permitted to invest cash collateral and uninvested cash in one or more money market funds that are affiliated with the Funds.

ILLIQUID SECURITIES

      A Fund may invest in illiquid securities, if such purchases at the time thereof would not cause more than 10% of the value of the Fund's net assets (15% for the MainStay Floating Rate Fund) to be invested in all such illiquid or not readily marketable assets. Illiquid securities cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. This includes repurchase agreements maturing in more than seven days. Difficulty in selling securities may result in a loss or may be costly to a Fund.

      Under the supervision of the Board, the Manager or Subadvisor determines the liquidity of a Fund's investments; in doing so, the Manager or Subadvisor may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers, (3) the dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities will be valued in such manner as the Board in good faith deems appropriate to reflect their fair market value.

FLOATING RATE LOANS

      Floating Rate Loans are provided by banks and other financial institutions to large corporate customers. Companies undertake these loans to finance acquisitions, buy-outs, recapitalizations or other leveraged transactions. Typically, these loans are the most senior source of capital in a borrower's capital structure and have certain of the borrower's assets pledged as collateral. The corporation pays interest and principal to the lenders.

      A senior loan in which a Fund may invest typically is structured by a group of lenders. This means that the lenders participate in the negotiations with the borrower and in the drafting of the terms of the loan. The group of lenders often consists of commercial and investment banks, thrift institutions, insurance companies, finance companies, mutual funds and other institutional investment vehicles or other financial institutions. One or more of the lenders, referred to as the agent bank, usually administers the loan on behalf of all the lenders.

      A Fund may invest in a Floating Rate Loan in one of three ways. (1) It may make a direct investment in the loan by participating as one of the lenders; (2) it may purchase a participation interest; or (3) it may purchase an assignment. Participation interests are interests issued by a lender or other financial institution, which represent a fractional interest in a loan. A Fund may acquire participation interests from a lender or other holders of participation interests. Holders of participation interests are referred to as participants. An assignment represents a portion of a loan previously attributable to a different lender. Unlike a participation interest, a Fund will become a lender for the purposes of the relevant loan agreement by purchasing an assignment.

      A Fund may make a direct investment in a floating rate loans pursuant to a primary syndication and initial allocation process (i.e. buying an unseasoned loan issue). A purchase can be effected by signing as a direct lender under the loan document or by the purchase of an assignment interest from the underwriting agent shortly after the initial funding on a basis which is consistent with the initial allocation under the syndication process. This is known as buying in the "primary" market. Such an investment is typically made at or about a Floating Rate Loan's "par" value, which is its face value. From time to time, Lenders in the primary market will receive an up-front fee for committing to purchase a Floating Rate Loan that is being originated. In such instances, the fee received is reflected on the books of the Fund as a discount to the loan's par value. The discount is then amortized over the life of the loan, which would effectively increase the yield a Fund receives on the investment. If a Fund purchases an existing assignment of a Floating Rate Loan, or purchases a participation interest in a Floating Rate Loan, it is said to be purchasing in the "secondary" market. Purchases of Floating Rate Loans in the secondary market may take place at, above, or below the par value of a Floating Rate Loan. Purchases above par will effectively reduce the amount of interest being received by the Fund through the amortization of the purchase price premium, whereas purchases below par will effectively increase the amount of interest being received by the Fund through the amortization of the purchase price discount. A Fund may be able to invest in Floating Rate Loans only through participation interests or assignments at certain times when reduced primary investment opportunities in Floating Rate Loans may exist.

      If a Fund purchases an assignment from a lender, the Fund will generally have direct contractual rights against the borrower in favor of the lenders. On the other hand, if a Fund purchases a participation interest either from a lender or a participant, the Fund typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Fund is subject to the credit risk of the lender or participant who sold the participation interest to the Fund, in addition to the usual credit risk of the borrower. Therefore, when a Fund invests in Floating Rate Loans through the purchase of participation interests, the Manager must consider the creditworthiness of the agent bank and any lenders and participants interposed between the Fund and a borrower.

      Typically, Floating Rate Loans are secured by collateral. However, the value of the collateral may not be sufficient to repay the loan. The collateral may consist of various types of assets or interests including intangible assets. It may include working capital assets, such as accounts receivable or inventory, or tangible fixed assets, such as real property, buildings and equipment. It may include intangible assets, such as trademarks, copyrights and patent rights, or security interests in securities of subsidiaries or affiliates. The borrower's owners may provide additional collateral, typically by pledging their ownership interest in the Borrower as collateral for the loan. The borrower under a Floating Rate Loan must comply with various restrictive covenants contained in any Floating Rate Loan agreement between the borrower and the syndicate of lenders. A restrictive covenant is a promise by the borrower to not take certain action that may impair the rights of lenders. These covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to shareholders, provisions requiring the borrower to maintain specific financial ratios or relationships and limits on total debt. In addition, a covenant may require the borrower to prepay the Floating Rate Loan with any excess cash flow. Excess cash flow generally includes net cash flow after scheduled debt service payments and permitted capital expenditures, among other things, as well as the proceeds from asset dispositions or sales of securities. A breach of a covenant (after giving effect to any cure period) in a Floating Rate Loan agreement, which is not waived by the agent bank and the lending syndicate normally, is an event of acceleration. This means that the agent bank has the right to demand immediate repayment in full of the outstanding Floating Rate Loan.

      The Manager must determine that the investment is suitable for each Fund based on the Manager's independent credit analysis and industry research. Generally, this means that the Manager has determined that the likelihood that the corporation will meet its obligations is acceptable. In considering investment opportunities, the Manager will conduct extensive due diligence, which may include, without limitation, management meetings; financial analysis; industry research and reference verification from customers, suppliers and rating agencies.

      Floating rate loans feature rates that reset regularly, maintaining a fixed spread over the London-Interbank Offered Rate (LIBOR) or the prime rates of large money-center banks. The interest rate on the Fund's investment securities generally reset quarterly. During periods in which short-term rates rapidly increase, the Fund's NAV may be affected. Investment in Floating Rate Loans with longer interest rate reset periods or loans with fixed interest rates may also increase fluctuations in a Fund's net asset value as a result of changes in interest rates. However, the Fund may attempt to hedge its fixed rate loans against interest rate fluctuations by entering into interest rate swap or other derivative transactions.

RESTRICTED SECURITIES

      A Fund may invest in restricted securities and in other assets having no ready market (including repurchase agreements of more than seven days' duration) if such purchases at the time thereof would not cause more than 10% of the value of such Fund's net assets (15% for the MainStay Floating Rate Fund) to be invested in all such restricted or not readily marketable assets. Restricted securities are subject to legal restrictions on their sale (other than those eligible for resale pursuant to Rule 144A or Section 4(2) under the Securities Act of 1933 (the "1933 Act"), determined to be liquid pursuant to guidelines adopted by the Board). Difficulty in selling securities may result in a loss or be costly to a Fund. Restricted securities generally can be sold only in privately negotiated transactions, pursuant to an exemption from registration under the 1933 Act, or in a registered public offering. Where registration is required, the holder of an unregistered security may be obligated to pay all or part of the registration expense, and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder of a restricted security (e.g., a Fund) might obtain a less favorable price than prevailed when it decided to seek registration of the security. Restricted securities will be valued in such manner as the Board in good faith deems appropriate to reflect their fair market value.

SECURITIES OF OTHER INVESTMENT COMPANIES

      Each Fund may invest in securities of other investment companies, subject to limitations prescribed by the 1940 Act and any applicable investment restrictions described in the Fund's prospectus and SAI. Among other things, the 1940 Act limitations prohibit a fund from (1) acquiring more than 3% of the voting shares of an investment company, (2) investing more than 5% of the Fund's total assets in securities of any one investment company, and (3) investing more than 10% of the Fund's total assets in securities of all investment companies. Each Fund indirectly will bear its proportionate share of any management fees and other expenses paid by the investment companies in which the fund invests in addition to the fees and expenses each fund bears directly in connection with its own operations. These securities represent interests in professionally managed portfolios that may invest in various types of instruments pursuant to a wide range of investment styles, investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve duplicative management and advisory fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value per share. Others are continuously offered at net asset value per share but may also be traded in the secondary market. In addition, no Fund may acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

MUNICIPAL SECURITIES

      The MainStay Intermediate Term Bond Fund and MainStay Short Term Bond Fund may purchase municipal securities. The other Funds may purchase municipal securities for temporary defensive purposes. Municipal securities generally are understood to include debt obligations of state and local governments, agencies and authorities. Municipal securities, which may be issued in various forms, including notes and bonds, are issued to obtain funds for various public purposes. Two principal classifications of municipal bonds are "general obligation" and "revenue" bonds.

      General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities, or, in some cases, from the proceeds of a special excise or specific revenue source. Industrial development bonds or private activity bonds are issued by or on behalf of public authorities to obtain funds for privately operated facilities and are, in most cases, revenue bonds which do not generally carry the pledge of the full faith and credit of the issuer of such bonds, but depend for payment on the ability of the industrial user to meet its obligations (or any property pledged as security).

      The yields on municipal securities depend upon a variety of factors, including general economic and monetary conditions, general money market conditions, general conditions of the municipal securities market, the financial condition of the issuer, the size of a particular offering, the maturity of the obligations offered and the rating of the issue or issues.

      Tax Anticipation Notes are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable from these specific future taxes. They are usually general obligations of the issuer, secured by the taxing power for the payment of principal and interest.

      Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues. They, also, are usually general obligations of the issuer.

      Bond Anticipation Notes are normally issued to provide interim financial assistance until long-term financing can be arranged. The long-term bonds then provide funds for the repayment of the notes.

      Construction Loan Notes are sold to provide construction financing for specific projects. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration ("FHA") under the FNMA or GNMA.

      Project Notes are instruments sold by the Department of Housing and Urban Development ("HUD") but issued by a state or local housing agency to provide financing for a variety of programs. They are backed by the full faith and credit of the U.S. government, and generally carry a term of one year or less.

      Short-Term Discount Notes (tax-exempt commercial paper) are short-term (365 days or less) promissory notes issued by municipalities to supplement their cash flow.

      Municipal bonds, which meet longer-term capital needs and generally have maturities of more than one year when issued, have two principal classifications: general obligation bonds and revenue bonds.

      Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind general obligation bonds is the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

      A revenue bond is not secured by the full faith, credit and taxing power of an issuer. Rather, the principal security for a revenue bond is generally the net revenue derived from a particular facility, group of facilities or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects, including: electric, gas, water, and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund which may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security and credit enhancement guarantees available to them, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities are provided further security in the form of a state's assurance (although without obligation) to make up deficiencies in the debt service reserve fund.

      An entire issue of municipal securities may be purchased by one or a small number of institutional investors such as the Funds. Thus, the issue may not be said to be publicly offered. Unlike securities, which must be registered under the 1933 Act prior to offer and sale, unless an exemption from such registration is available, municipal securities, which are not publicly offered, may nevertheless be readily marketable. A secondary market may exist for municipal securities that were not publicly offered initially.

      There may be other types of municipal securities that become available which are similar to the foregoing described municipal securities in which each Fund may invest.

      There are, in addition, a variety of hybrid and special types of municipal obligations, such as municipal lease obligations, as well as numerous differences in the security of municipal securities both within and between the two principal classifications described above. Municipal lease obligations are municipal securities that may be supported by a lease or an installment purchase contract issued by state and local government authorities to acquire funds to obtain the use of a wide variety of equipment and facilities such as fire and sanitation vehicles, computer equipment and other capital assets. These obligations, which may be secured or unsecured, are not general obligations and have evolved to make it possible for state and local governments to obtain the use of property and equipment without meeting constitutional and statutory requirements for the issuance of debt. Thus, municipal lease obligations have special risks not normally associated with municipal securities. These obligations frequently contain "non-appropriation" clauses that provide that the governmental issuer of the obligation has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the legislative body on a yearly or other periodic basis. In addition to the "nonappropriation" risk, many municipal lease obligations have not yet developed the depth of marketability associated with municipal bonds; moreover, although the obligations may be secured by the leased equipment, the disposition of the equipment in the event of foreclosure might prove difficult. For the purpose of each Fund's investment restrictions, the identification of the "issuer" of municipal securities which are not general obligation bonds is made by the Subadvisor on the basis of the characteristics of the municipal securities as described above, the most significant of which is the source of funds for the payment of principal of and interest on such securities.

      The liquidity of municipal lease obligations purchased by the Funds will be determined pursuant to guidelines approved by the Board of Trustees. Factors considered in making such determinations may include: the frequency of trades and quotes for the obligation; the number of dealers willing to purchase or sell the security and the number of other potential buyers; the willingness of dealers to undertake to make a market in the security; the nature of marketplace trades; the obligation's rating; and, if the security is unrated, the factors generally considered by a rating agency. If municipal lease obligations are determined to be illiquid, then a Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities.

      INCOME LEVEL AND CREDIT RISK. Municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that as a result of litigation or other conditions, the power or ability of any one or more issuers to pay, when due, principal or interest on its or their municipal obligations may be materially affected. Although the Funds' quality standards are designed to minimize the credit risk of investing in municipal securities, that risk cannot be entirely eliminated.

      TAX CONSIDERATIONS. The Tax Reform Act of 1986 ("TRA") limited the types and volume of municipal securities qualifying for the federal income tax exemption for interest, and the Internal Revenue Code treats tax-exempt interest on certain municipal securities as a tax preference item included in the alternative minimum tax base for corporate and noncorporate shareholders. In addition, all tax-exempt interest may result in or increase a corporation's liability under the corporate alternative minimum tax, because a portion of the difference between corporate "adjusted current earnings" and alternative minimum taxable income is treated as a tax preference item. Further, an issuer's failure to comply with the detailed and numerous requirements imposed by the Internal Revenue Code after bonds have been issued may cause the retroactive revocation of the tax-exempt status of certain municipal securities after their issuance. The Funds intend to monitor developments in the municipal bond market to determine whether any defensive action should be taken.

BANK OBLIGATIONS

      A Fund may invest in CDs, time deposits, bankers' acceptances, and other short-term debt obligations issued by commercial banks; and each Fund (other than the MainStay Cash Reserves Fund), may invest in CDs, time deposits and other short-term obligations issued by S&Ls.

      CDs are certificates evidencing the obligation of a bank or S&L to repay funds deposited with it for a specified period of time at a specified rate of return. Time deposits in banking institutions are generally similar to CDs, but are uncertificated. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer, usually in connection with international commercial transactions. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity. No Fund may invest in time deposits maturing in more than seven days and that are subject to withdrawal penalties. Each Fund will limit its investment in time deposits for which there is a penalty for early withdrawal to 10% of its net assets.

      Investments in the obligations of banks are deemed to be "cash equivalents" if, at the date of investment, the banks have capital, surplus, and undivided profits (as of the date of their most recently published financials) in excess of $100 million, or the equivalent in other currencies, or if, with respect to the obligations of other banks and S&Ls, such obligations are federally insured. Each Fund will invest accordingly. In the case of the MainStay Balanced Fund, MainStay Mid Cap Opportunity Fund, and MainStay Small Cap Opportunity Fund, each Fund will only invest in bank obligations if, at the date of investment, the bank has a capital surplus and individual profits (as of the date of their most recently published financials) in excess of $1 billion, or the equivalent in other currencies. These limitations do not prohibit investments in the securities issued by foreign branches of U.S. banks, provided such U.S. banks meet the foregoing requirements.

FLOATING AND VARIABLE RATE SECURITIES

      Each Fund, other than the MainStay All Cap Growth Fund, MainStay S&P 500 Index Fund and MainStay All Cap Value Fund may invest in floating and variable rate debt instruments. Floating and variable rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be based on an event, such as a change in the prime rate.

      The interest rate on a floating rate debt instrument ("floater") is a variable rate that is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide a Fund with a certain degree of protection against rises in interest rates, a Fund will participate in any declines in interest rates as well. To be an eligible investment for the MainStay Cash Reserves Fund, there must be a reasonable expectation that, at any time until the final maturity for the floater or the period remaining until the principal amount can be recovered through demand, the market value of a floater will approximate its amortized cost.

      The MainStay Intermediate Term Bond Fund, MainStay Short Term Bond Fund and MainStay Floating Rate Fund may invest in leveraged inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be determined to be illiquid securities for purposes of a Fund's limitation on investments in such securities.

FOREIGN SECURITIES

      The Funds may invest in U.S. dollar-denominated and non-U.S. dollar-denominated foreign debt and equity securities and in CDs issued by foreign banks and foreign branches of U.S. banks. The MainStay Cash Reserves Fund may purchase U.S. dollar-denominated securities of foreign issuers. The MainStay S&P 500 Index Fund and MainStay Indexed Bond Fund may invest in foreign securities to the extent such securities are included in the securities that comprise the S&P 500(R) and the BIG Index, respectively. Securities of issuers within a given country may be denominated in the currency of another country. Foreign securities are those securities issued by companies domiciled outside the U.S. and that trade in markets outside the U.S. These foreign securities can be subject to most, if not all, of the risks of foreign investing.

      Investors should carefully consider the appropriateness of foreign investing in light of their financial objectives and goals. While foreign markets may present unique investment opportunities, foreign investing involves risks not associated with domestic investing. Foreign investments could be more difficult to sell than U.S. investments. Securities denominated in foreign currencies may gain or lose value as a result of fluctuating currency exchange rates. Securities markets in other countries are not always as efficient as those in the U.S. and are sometimes less liquid and more volatile. In many foreign countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. If foreign securities are determined to be illiquid, then a Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities. Foreign securities transactions may be subject to higher brokerage and custodial costs than domestic securities transactions. Other risks involved in investing in the securities of foreign issuers include differences in accounting, auditing and financial reporting standards; limited publicly available information; the difficulty of assessing economic trends in foreign countries; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); government interference, including government ownership of companies in certain sectors, wage and price controls, or imposition of trade barriers and other protectionist measures; difficulties in invoking legal process abroad and enforcing contractual obligations; political, social or economic instability which could affect U.S. investments in foreign countries; and potential restrictions on the flow of international capital. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including foreign withholding taxes, and other foreign taxes may apply with respect to securities transactions. Additional costs associated with an investment in foreign securities may include higher transaction, custody and foreign currency conversion costs. In the event of litigation relating to a portfolio investment, the Funds may encounter substantial difficulties in obtaining and enforcing judgments against non-U.S. resident individuals and companies.

      Some securities are issued by companies organized outside the United States but are traded in U.S. securities markets and are denominated in U.S. dollars. For example, ADRs and shares of some large foreign-based companies are traded on principal U.S. stock exchanges. Other securities are not traded in the United States but are denominated in U.S. dollars. These securities are not subject to all the risks of foreign investing. For example, foreign trading market or currency risks will not apply to U.S.-dollar denominated securities traded in U.S. securities markets.

      The MainStay All Cap Growth Fund, MainStay Indexed Bond Fund, MainStay Asset Manager Fund and MainStay All Cap Value Fund may invest in countries with emerging markets, which presents risks in greater degree than, and in addition to, those presented by investment in foreign issuers in general.

      Investment in countries with emerging markets presents risks in greater degree than, and in addition to, those presented by investment in foreign issuers in general. Countries with developing markets have economic structures that are less mature. Furthermore, countries with developing markets have less stable political systems and may have high inflation, rapidly changing interest and currency exchange rates, and their securities markets are substantially less developed. The economies of countries with developing markets generally are heavily dependent upon international trade, and, accordingly, have been and may continue to be adversely affected by barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures in the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

EXCHANGE TRADED FUNDS

      To the extent the Funds may invest in securities of other investment companies, each Fund may invest in shares of exchange traded funds ("ETFs"). ETFs are investment companies that trade like stocks. Like stocks, shares of ETFs are not traded at net asset value, but may trade at prices above or below the value of their underlying portfolios. The price of an ETF is derived from and based upon the securities held by the ETF. Accordingly, the level of risk involved in the purchase or sale of an ETF is similar to the risk involved in the purchase or sale of a traditional common stock, except that the pricing mechanism for an ETF is based on a basket of stocks. Thus, the risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by a Fund could result in losses on the Fund's investment in ETFs. ETFs also have management fees that increase their costs versus the costs of owning the underlying securities directly. A portfolio manager may from time to time invest in ETFs, primarily as a means of gaining exposure for the portfolio to the equity market without investing in individual common stocks, particularly in the context of managing cash flows into the Fund. (See also "Securities of Other Investment Companies").

FOREIGN CURRENCY TRANSACTIONS

      The Funds (other than the MainStay Cash Reserves Fund) may invest in foreign securities denominated in foreign currencies. Changes in foreign exchange rates will affect the value of securities denominated or quoted in foreign currencies. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Funds' assets. However, a Fund may seek to increase its return by trading in foreign currencies. In addition, to the extent that a Fund invests in foreign securities, it may enter into foreign currency forward contracts in order to protect against uncertainty in the level of future foreign currency exchange rates. A Fund may enter into contracts to purchase foreign currencies to protect against an anticipated rise in the U.S. dollar price of securities it intends to purchase and may enter into contracts to sell foreign currencies to protect against the decline in value of its foreign currency-denominated portfolio securities due to a decline in the value of the foreign currencies against the U.S. dollar. In addition, a Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are correlated. Foreign currency transactions in which the Funds may engage include foreign currency forward contracts, currency exchange transactions on a spot (i.e., cash) basis, put and call options on foreign currencies, and foreign exchange futures contracts.

      A foreign currency forward exchange contract (a "forward contract") involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates.

      A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies. Although these contracts are intended, when hedging, to minimize the risk of loss due to a decline in the value of the hedged currencies, they also tend to limit any potential gain which might result should the value of such currencies increase.

      While a Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Moreover, there may be an imperfect correlation between a Fund's portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss.

      A Fund will hold liquid assets in a segregated account with its Custodian in an amount equal (on a daily marked-to-market basis) to the amount of the commitments under these contracts. At the maturity of a forward contract, a Fund may either accept or make delivery of the currency specified in the contract, or prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. A Fund will only enter into such a forward contract if it is expected that there will be a liquid market in which to close out the contract.

However, there can be no assurance that a liquid market will exist in which to close a forward contract, in which case the Fund may suffer a loss.

      Normally, consideration of fair value exchange rates will be incorporated in a longer-term investment decision made with regard to overall diversification strategies. However, the Manager and Subadvisor believe that it is important to have the flexibility to enter into such forward contracts when it determines that the best interest of a Fund will be served by entering into such a contract. Set forth below is examples of some circumstances in which a Fund might employ a foreign currency transaction. When a Fund enters into, or anticipates entering into, a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction, a Fund will be able to insulate itself from a possible loss resulting from a change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received, although a Fund would also forego any gain it might have realized had rates moved in the opposite direction. This technique is sometimes referred to as a "settlement" hedge or "transaction" hedge.

      Another example is when the Manager or Subadvisor believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of a Fund's portfolio securities denominated in such foreign currency. Such a hedge (sometimes referred to as a "position" hedge) will tend to offset both positive and negative currency fluctuations, but will not offset changes in security values caused by other factors. The Fund also may hedge the same position by using another currency (or a basket of currencies) expected to perform in a manner substantially similar to the hedged currency ("proxy" hedge). The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. With respect to positions that constitute "transaction" or "position" hedges (including "proxy" hedges), a Fund will not enter into forward contracts to sell currency or maintain a net exposure to such contracts if the consummation of such contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency (or the related currency, in the case of a "proxy" hedge).

      A Fund also may enter into forward contracts to shift its investment exposure from one currency into another currency that is expected to perform inversely with respect to the hedged currency relative to the U.S. dollar. This type of strategy, sometimes known as a "cross-currency" hedge, will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if the Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. "Cross-currency" hedges protect against losses resulting from a decline in the hedged currency, but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases.

      A Fund may also enter into currency transactions to profit from changing exchange rates based upon the Manager's or Subadvisor's assessment of likely exchange rate movements. These transactions will not necessarily hedge existing or anticipated holdings of foreign securities and may result in a loss if the Manager's or Subadvisor's currency assessment is incorrect.

      At the consummation of the forward contract, a Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase at the same maturity date the same amount of such foreign currency. If a Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency for delivery through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency. If a Fund engages in an offsetting transaction, the Fund will realize a gain or a loss to the extent that there has been a change in forward contract prices. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

      When a Fund has sold a foreign currency, a similar process would be followed at the consummation of the forward contract. Of course, a Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Manager or Subadvisor. A Fund generally will not enter into a forward contract with a term of greater than one year.

      In cases of transactions which constitute "transaction" or "settlement" hedges or "position" hedges (including "proxy" hedges) or "cross-currency" hedges that involve the purchase and sale of two different foreign currencies directly through the same foreign currency contract, a Fund may deem its forward currency hedge position to be covered by underlying Fund portfolio securities or may establish a Segregated Account with its Custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the subject hedge. The Segregated Account will consist of liquid assets. In the case of "anticipatory" hedges and "cross-currency" hedges that involve the purchase and sale of two different foreign currencies indirectly through separate forward currency contracts, the Fund will establish a Segregated Account with its Custodian as described above. In the event that a Fund establishes a Segregated Account, the Fund will mark-to-market the value of the assets in the Segregated Account. If the value of the liquid assets placed in the Segregated Account declines, additional liquid assets will be placed in the account by the Fund on a daily basis so that the value of the account will at least equal the amount of the Fund's commitments with respect to such contracts.

      It should be realized that the use of forward currency contracts to protect the value of a Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some future point in time. It also reduces any potential gain which may have otherwise occurred had the currency value increased above the settlement price of the contract.

      The Manager and Subadvisor believe that active currency management can be employed as an overall portfolio risk management tool. For example, in their view, foreign currency management can provide overall portfolio risk diversification when combined with a portfolio of foreign securities, and the market risks of investing in specific foreign markets can at times be reduced by currency strategies that may not involve the currency in which the foreign security is denominated.

      The Funds cannot assure that their use of forward contracts will always be successful. Successful use of forward contracts depends on the Manager's or Subadvisor's skill in analyzing and predicting relative currency values. Forward contracts alter a Fund's exposure to currencies and could result in losses to the Fund if currencies do not perform as the Manager or Subadvisor anticipates. A Fund may also incur significant costs when converting assets from one currency to another. Contracts to sell foreign currency would limit any potential gain that might be realized by a Fund if the value of the hedged currency increases.

      A Fund's foreign currency transactions may be limited by the requirements of Subchapter M of the Code for qualification as a regulated investment company.

FOREIGN GOVERNMENT AND SUPRANATIONAL ENTITY SECURITIES

      To different degrees, the MainStay Intermediate Term Bond Fund, MainStay Indexed Bond Fund, MainStay Short Term Bond Fund and MainStay Asset Manager Fund are permitted to invest in debt securities or obligations of foreign governments, agencies, and supranational organizations ("Sovereign Debt"). The MainStay Balanced Fund may invest up to 20% of its total assets, in foreign government securities of issuers in countries considered stable by the Manager and in securities of supranational entities. The Funds' portfolios may include government securities of a number of foreign countries or, depending upon market conditions, those of a single country. Investments in Sovereign Debt can involve greater risks than investing in U.S. government securities. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited legal recourse in the event of default.

      The Manager's or Subadvisor's determination that a particular country should be considered stable depends on its evaluation of political and economic developments affecting the country as well as recent experience in the markets for government securities of the country. Examples of foreign governments which the Manager or Subadvisor currently considers to be stable, among others, are the governments of Canada, Germany, Japan, Sweden and the United Kingdom. The Manager or Subadvisor does not believe that the credit risk inherent in the obligations of such stable foreign governments is significantly greater than that of U.S. government securities. The percentage of the Fund's assets invested in foreign government securities will vary depending on the relative yields of such securities, the economies of the countries in which the investments are made and such countries' financial markets, the interest rate climate of such countries and the relationship of such countries' currencies to the U.S. dollar. Currency is judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data.

      Debt securities of "quasi-governmental entities" are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. Examples of quasi-governmental issuers include, among others, the Province of Ontario and the City of Stockholm. The MainStay Balanced Fund's portfolio may also include debt securities denominated in European Currency Units of an issuer in a country in which the Fund may invest. A European Currency Unit represents specified amounts of the currencies of certain member states of the European Union.

      A "supranational entity" is an entity constituted by the national governments of several countries to promote economic development. Examples of such supranational entities include, among others, the World Bank (International Bank for Reconstruction and Development), the European Investment Bank, the Asian Development Bank and the European Coal and Steel Community. The governmental members, or "stockholders," usually make initial capital contributions to the supranational entity and, in many cases, are committed to make additional contributions if the supranational entity is unable to repay its borrowings. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by members at the entity's call), reserves and net income.

      The occurrence of political, social or diplomatic changes in one or more of the countries issuing Sovereign Debt could adversely affect a Fund's investments. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their Sovereign Debt. While the Manager and Subadvisor intend to manage the Funds' portfolios in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause a Fund to suffer a loss of interest or principal on any of its holdings.

FOREIGN INDEX-LINKED INSTRUMENTS

      As part of its investment program, and to maintain greater flexibility, the MainStay Asset Manager Fund may invest, subject to compliance with its respective limitations applicable to its investment in debt securities, in instruments which have the investment characteristics of particular securities, securities indices, futures contracts or currencies. Such instruments may take a variety of forms, such as debt instruments with interest or principal payments determined by reference to the value of a currency or commodity at a future point in time. For example, a Fund may, subject to compliance with its respective limitations applicable to its investment in debt securities, invest in instruments issued by the U.S. or a foreign government or by private issuers that return principal and/or pay interest to investors in amounts which are linked to the level of a particular foreign index ("foreign index-linked instruments"). Foreign index-linked instruments have the investment characteristics of particular securities, securities indices, futures contracts or currencies. Such instruments may take a variety of forms, such as debt instruments with interest or principal payments determined by reference to the value of a currency or commodity at a future point in time.

      A foreign index may be based upon the exchange rate of a particular currency or currencies or the differential between two currencies, or the level of interest rates in a particular country or countries or the differential in interest rates between particular countries. In the case of foreign index-linked instruments linking the interest component to a foreign index, the amount of interest payable will adjust periodically in response to changes in the level of the foreign index during the term of the foreign index-linked instrument. The risks of such investments would reflect the risks of investing in the index or other instrument, the performance of which determines the return for the instrument. Tax considerations may limit the Funds' ability to invest in foreign index-linked instruments.

FIRM OR STANDBY COMMITMENTS

      Each Fund may from time to time purchase securities on a "firm commitment" or "standby commitment" basis.

      Securities purchased on a firm commitment basis are purchased for delivery beyond the normal settlement date at a stated price and yield. No income accrues to the purchaser of a security on a firm commitment basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Purchasing a security on a firm commitment basis can involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. A Fund will generally make commitments to purchase securities on a firm commitment basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. A Fund will establish a segregated account in which it will maintain liquid assets in an amount at least equal in value to the Fund's commitments to purchase securities on a firm commitment basis. If the value of these assets declines, the Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is at least equal to the amount of such commitments.

      Each Fund may purchase securities together with the right to resell the securities to the seller at an agreed-upon price or yield within a specified period prior to the maturity date of the securities. Although it is not a put option in the usual sense, such a right to resell is commonly known as a "put" and is also referred to as a "standby commitment." Each of these Funds may pay for a standby commitment either separately, in cash, or in the form of a higher price for the securities which are acquired subject to the standby commitment, thus increasing the cost of securities and reducing the yield otherwise available from the same security. The Manager and Subadvisor understand that the IRS has issued a revenue ruling to the effect that, under specified circumstances, a regulated investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The IRS has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The IRS has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. Each of these Funds intends to take the position that it is the owner of any debt securities acquired subject to a standby commitment and that tax-exempt interest earned with respect to such debt securities will be tax-exempt in its possession; however, no assurance can be given that this position would prevail if challenged. In addition, there is no assurance that firm or standby commitments will be available to a Fund, nor have the Funds assumed that such commitments would continue to be available under all market conditions.

      A standby commitment may not be used to affect a Fund's valuation of the security underlying the commitment. Any consideration paid by a Fund for the standby commitment, whether paid in cash or by paying a premium for the underlying security, which increases the cost of the security and reduces the yield otherwise available from the same security, will be accounted for by the Fund as unrealized depreciation until the standby commitment is exercised or has expired.

      Firm and standby transactions are entered into in order to secure what is considered to be an advantageous price and yield to a Fund and not for purposes of leveraging the Fund's assets. However, a Fund will not accrue any income on these securities prior to delivery. The value of firm and standby commitment agreements may vary prior to and after delivery depending on market conditions and changes in interest rate levels. There is a risk that a party with whom a Fund has entered into such transactions will not perform its commitment, which could result in a gain or loss to the Fund.

      The Funds do not believe that a Fund's net asset value per share or income will be exposed to additional risk by the purchase of securities on a firm or standby commitment basis. At the time a Fund makes the commitment to purchase a security on a firm or standby commitment basis, it will record the transaction and reflect the amount due and the value of the security in determining the Fund's net asset value per share. The market value of the firm or standby commitment securities may be more or less than the purchase price payable at the settlement date. Each Fund will establish a segregated account in which it will maintain liquid assets at least equal in value to any commitments to purchase securities on a firm or standby commitment basis. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

WHEN-ISSUED SECURITIES

      Each Fund may from time to time purchase securities on a "when-issued" basis. Debt securities, including municipal securities, are often issued in this manner. The price of such securities, which may be expressed in yield terms, is fixed at the time a commitment to purchase is made, but delivery of and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase (60 days for municipal bonds and notes). During the period between purchase and settlement, no payment is made by a Fund and no interest accrues to the Fund. To the extent that assets of a Fund are held in cash pending the settlement of a purchase of securities, that Fund would earn no income; however, it is Funds' intention that each Fund will be fully invested to the extent practicable and subject to the policies stated herein and in the Prospectus. Although when-issued securities may be sold prior to the settlement date, each Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons.

      When-issued transactions are entered into in order to secure what is considered to be an advantageous price and yield to a Fund and not for purposes of leveraging the Fund's assets. However, a Fund will not accrue any income on these securities prior to delivery. The value of when-issued securities may vary prior to and after delivery depending on market conditions and changes in interest rate levels. There is a risk that a party with whom a Fund has entered into such transactions will not perform its commitment, which could result in a gain or loss to the Fund.

      The Funds do not believe that a Fund's net asset value per share or income will be exposed to additional risk by the purchase of securities on a when-issued basis. At the time a Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the amount due and the value of the security in determining the Fund's net asset value per share. The market value of the when-issued security may be more or less than the purchase price payable at the settlement date. Each Fund will establish a segregated account in which it will maintain liquid assets at least equal in value to any commitments to purchase securities on a when-issued basis. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES

      Each Fund may buy mortgage-related and asset-backed securities. Mortgage-related and asset-backed securities are securities that derive their value from underlying pools of loans that may include interests in pools of lower rated debt securities, consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities.

      Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of a mortgage-related security with prepayment features may not increase as much as other fixed-income securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers and the creditworthiness of the parties involved. The ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Fund's Manager or Subadvisor to forecast interest rates and other economic factors correctly. Some securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk and if the security has been purchased at a premium the amount of the premium would be lost in the event of prepayment. Mortgage-related securities are interests in pools of residential or commercial mortgage loans or leases, including mortgage loans made by S&Ls, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (see "Mortgage Pass-Through Securities"). The Funds, to the extent permitted in the Prospectus, may also invest in debt securities that are secured with collateral consisting of mortgage-related securities (see "Collateralized Mortgage Obligations"), and in other types of mortgage-related securities. The MainStay Cash Reserves Fund may only invest in mortgage-backed and asset-backed securities that meet the requirements of Rule 2a-7 under the 1940 Act. While principal and interest payments on some mortgage-related securities may be guaranteed by the U.S. government, government agencies or other guarantors, the market value of such securities is not guaranteed.

      A Fund will invest only in mortgage-related (or other asset-backed) securities either (i) issued by U.S. government-sponsored corporations such as GNMA, FHLMC, and FNMA, or (ii) privately issued securities rated Baa or better by Moody's or BBB or better by S&P or, if not rated, of comparable investment quality as determined by the Fund's investment adviser. The MainStay Cash Reserves Fund observes the strict SEC mandated requirements of Rule 2a-7. In addition, if any such security is determined to be illiquid, a Fund will limit its investments in these and other illiquid instruments to not more than 10% of its net assets (15% for the MainStay Floating Rate Fund).

      Mortgage Pass-Through Securities. The Funds (other than the MainStay Mid Cap Opportunity Fund and MainStay Small Cap Opportunity Fund) may invest in mortgage pass-through securities, which are interests in pools of mortgage-related securities. Such interests differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment that consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment. Some mortgage pass-through certificates may include securities backed by adjustable-rate mortgages that bear interest at a rate that will be adjusted periodically.

      Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment, the value of the premium would be lost.

      Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. government (in the case of securities guaranteed by GNMA); or guaranteed by agencies or instrumentalities of the U.S. government (in the case of securities guaranteed by FNMA or FHLMC), which are supported only by the discretionary authority of the U.S. government to purchase the agency's obligations).

      GNMA CERTIFICATES. The principal governmental guarantor of mortgage-related securities is the GNMA. GNMA is a wholly owned U.S. government corporation within the HUD. GNMA is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as S&Ls, commercial banks and mortgage bankers) and backed by pools of FHA-insured or Veterans Administration-guaranteed mortgages. In order to meet its obligations under such guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.

      Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include the FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by HUD and acts as a government instrumentality under authority granted by Congress. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered S&Ls, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. government. FNMA is authorized to borrow from the U.S. Treasury to meet its obligations.

      FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs"), which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

      If either fixed or variable rate pass-through securities issued by the U.S. government or its agencies or instrumentalities are developed in the future, the Funds reserve the right to invest in them.

      Commercial banks, S&Ls, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the non-governmental pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Fund's Manager or Subadvisor determines that the securities meet the Fund's quality standards.

      Private Mortgage Pass-Through Securities. Commercial banks, S&Ls, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Fund's Manager or Subadvisor determines that the securities meet the Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. No Fund will purchase mortgage-related securities or any other assets that in the opinion of the Fund's Manager or Subadvisor are illiquid if, as a result, more than 10% of the value of the Fund's net assets will be illiquid (15% for the MainStay Floating Rate Fund).

      Collateralized Mortgage Obligations ("CMOs"). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

      CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

      In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third-party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bonds currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or S&Ls) to borrow against their loan portfolios.

      The eligible Funds will not invest in any privately issued CMOs that do not meet the requirements of Rule 3a-7 under the 1940 Act if, as a result of such investment, more than 5% of a Fund's net assets would be invested in any one such CMO, more than 10% of the Fund's net assets would be invested in such CMOs and other investment company securities in the aggregate, or the Fund would hold more than 3% of any outstanding issue of such CMOs.

      FHLMC Collateralized Mortgage Obligations ("FHLMC CMOs"). FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates that are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the FHLMC CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

      If collection of principal (including prepayments) on the mortgage loans during any semi-annual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

      Criteria for the mortgage loans in the pool backing the CMOs are identical to those of FHLMC PCS. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

      Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities, and may be structured in classes with rights to receive varying proportions of principal and interest. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including S&Ls, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

      The Funds' Manager or Subadvisor expects that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, a Fund's Manager or Subadvisor will, consistent with the Fund's investment objectives, policies and quality standards, consider making investments in such new types of mortgage-related securities.

      CMO Residuals. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including S&Ls, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

      The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only class of stripped mortgage-backed securities. See "Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances, a portfolio may fail to recoup fully its initial investment in a CMO residual.

      CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the 1933 Act. CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities. Each of the Funds limits its investment in CMO residuals to less than 5% of its net assets.

      CMOs may offer a higher yield than U.S. government securities, but they may also be subject to greater price fluctuation and credit risk. In addition, CMOs typically will be issued in a variety of classes or series, which have different maturities and are retired in sequence. Privately issued CMOs are not government securities nor are they supported in any way by any governmental agency or instrumentality. In the event of a default by an issuer of a CMO, there is no assurance that the collateral securing such CMO will be sufficient to pay principal and interest. It is possible that there will be limited opportunities for trading CMOs in the over-the-counter market, the depth and liquidity of which will vary from time to time.

      Stripped Mortgage-Backed Securities ("SMBS"). SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including S&Ls, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

      SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

      Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

      Under certain circumstances, a Fund's investment in residual interests in "real estate mortgage investment conduits" ("REMICs") may cause shareholders of that Fund to be deemed to have taxable income in addition to their Fund dividends and distributions and such income may not be eligible to be reduced for tax purposes by certain deductible amounts, including net operating loss deductions. In addition, in some cases, the Fund may be required to pay taxes on certain amounts deemed to be earned from a REMIC residual. Prospective investors may wish to consult their tax advisors regarding REMIC residual investments by a Fund.

      CMOs and REMICs may offer a higher yield than U.S. government securities, but they may also be subject to greater price fluctuation and credit risk. In addition, CMOs and REMICs typically will be issued in a variety of classes or series, which have different maturities and are retired in sequence. Privately issued CMOs and REMICs are not government securities nor are they supported in any way by any governmental agency or instrumentality. In the event of a default by an issuer of a CMO or a REMIC, there is no assurance that the collateral securing such CMO or REMIC will be sufficient to pay principal and interest. It is possible that there will be limited opportunities for trading CMOs and REMICs in the over-the-counter market, the depth and liquidity of which will vary from time to time. Holders of "residual" interests in REMICs (including the Fund) could be required to recognize potential phantom income, as could shareholders (including unrelated business taxable income for tax-exempt shareholders) of funds that hold such interests. The Funds will consider this rule in determining whether to invest in residual interests.

      Risks Associated with Mortgage-Backed Securities. As in the case with other fixed income securities, when interest rates rise, the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The value of some mortgage-related securities in which the Funds may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Funds, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Manager or Subadvisor to forecast interest rates and other economic factors correctly. If the Manager or Subadvisor incorrectly forecasts such factors and has taken a position in mortgage-related securities that is or becomes contrary to prevailing market trends, the Funds could be exposed to the risk of a loss.

      Investment in mortgage-related securities poses several risks, including prepayment, market, and credit risk. Prepayment risk reflects the chance that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise their prepayment options at a time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions.

      Market risk reflects the chance that the price of the security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and a Fund invested in such securities and wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold.

      Credit risk reflects the chance that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions.

      Other Asset-Backed Securities. The Funds' Manager and Subadvisor expect that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future. Several types of asset-backed securities have already been offered to investors, including credit card receivables and Certificates for Automobile Receivables(SM) ("CARs(SM)"). CARs(SM) represent undivided fractional interests in a trust ("trust") whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARs(SM) are passed-through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust.

      An investor's return on CARs(SM) may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of Federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

      If consistent with a Fund's investment objective and policies, and in the case of the MainStay Cash Reserves Fund, the requirements of Rule 2a-7, a Fund also may invest in other types of asset-backed securities. Certain asset-backed securities may present the same types of risks that may be associated with mortgage-related securities.

MORTGAGE DOLLAR ROLLS

      A mortgage dollar roll ("MDR") is a transaction in which a Fund sells mortgage-related securities ("MBS") from its portfolio to a counter party from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Fund maintains a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counter party.

BRADY BONDS

      Brady Bonds are not considered U.S. government securities. Brady Bonds may be collateralized or uncollateralized and are issued in various currencies (primarily the U.S. dollar). U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk").

      Brady Bonds involve various risk factors, including the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. Investments in Brady Bonds are to be viewed as speculative. There can be no assurance that Brady Bonds in which a Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause a Fund to suffer a loss of interest or principal on any of its holdings.

LOAN PARTICIPATION INTERESTS

      The Funds may invest in interests in syndicated loans. A Fund's investment in syndicated loan interests may take the form of participation interests in, assignments of or novations of a corporate loan ("Syndicated Loan Interests"). The Syndicated Loan Interests may be acquired from an agent bank, co-lenders or other holders of Syndicated Loan Interests ("Participants"). In a novation, a Fund would assume all of the rights of the lender in a corporate loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. As an alternative, a Fund may purchase an assignment of all or a portion of a lender's interest in a corporate loan, in which case, the Fund may be required generally to rely on the assigning lender to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such lender's rights in the corporate loan.

      A Fund also may purchase a Syndicated Loan Interest in a portion of the rights of a lender in a corporate loan. In such a case, the Fund will be entitled to receive payments of principal, interest and fees, if any, but generally will not be entitled to enforce its rights directly against the agent bank or the borrower; rather the Fund must rely on the lending institution for that purpose. A Fund will not act as an agent bank, guarantor or sole negotiator of a structure with respect to a corporate loan.

      In a typical corporate loan involving the sale of Syndicated Loan Interests, the agent bank administers the terms of the corporate loan agreement and is responsible for the collection of principal and interest and fee payments to the credit of all lenders which are parties to the corporate loan agreement. The agent bank in such cases will be qualified under the 1940 Act to serve as a custodian for a registered investment company such as the Company and the Trust. A Fund generally will rely on the agent bank or an intermediate Participant to collect its portion of the payments on the corporate loan. The agent bank may monitor the value of the collateral and, if the value of the collateral declines, may take certain action, including accelerating the corporate loan, giving the borrower an opportunity to provide additional collateral or seeking other protection for the benefit of the Participants in the corporate loan, depending on the terms of the corporate loan agreement. Furthermore, unless under the terms of a participation agreement a

Fund has direct recourse against the borrower (which is unlikely), a Fund will rely on the agent bank to use appropriate creditor remedies against the borrower. The agent bank also is responsible for monitoring compliance with covenants contained in the corporate loan agreement and for notifying holders of corporate loans of any failures of compliance. Typically, under corporate loan agreements, the agent bank is given limited discretion in enforcing the corporate loan agreement, and is obligated to follow the terms of the loan agreements and use only the same care it would use in the management of its own property. For these services, the borrower compensates the agent bank. Such compensation may include special fees paid on structuring and funding the corporate loan and other fees paid on a continuing basis.

      A financial institution's employment as an agent bank may be terminated in the event that it fails to observe the requisite standard of care or becomes insolvent, or has a receiver, conservator, or similar official appointed for it by the appropriate bank regulatory authority or becomes a debtor in a bankruptcy proceeding. A successor agent bank generally will be appointed to replace the terminated bank, and assets held by the agent bank under the corporate loan agreement should remain available to holders of corporate loans. If, however, assets held by the agent bank for the benefit of a Fund were determined by an appropriate regulatory authority or court to be subject to the claims of the agent bank's general or secured creditors, the Fund might incur certain costs and delays in realizing payment on a corporate loan, or suffer a loss of principal and/or interest. In situations involving intermediate Participants similar risks may arise.

      When a Fund acts as co-lender in connection with a Syndicated Loan Interest or when a Fund acquires a Syndicated Loan Interest the terms of which provide that the Fund will be in privity of contract with the corporate borrower, the Fund will have direct recourse against the borrower in the event the borrower fails to pay scheduled principal and interest. In all other cases, the Fund will look to the agent bank to enforce appropriate credit remedies against the borrower. In acquiring Syndicated Loan Interests a Fund's Manager or Subadvisor will conduct analysis and evaluation of the financial condition of each such co-lender and participant to ensure that the Syndicated Loan Interest meets the Fund's qualitative standards. There is a risk that there may not be a readily available market for Syndicated Loan Interests and, in some cases, this could result in a Fund disposing of such securities at a substantial discount from face value or holding such security until maturity. When a Fund is required to rely upon a lending institution to pay the Fund principal, interest, and other amounts received by the lending institution for the loan participation, the Fund will treat both the borrower and the lending institution as an "issuer" of the loan participation for purposes of certain investment restrictions pertaining to the diversification and concentration of the Fund's portfolio.

      The principal credit risk associated with acquiring Syndicated Loan Interests from a co-lender or another Participant is the credit risk associated with the underlying corporate borrower. A Fund may incur additional credit risk, however, when it is in the position of Participant rather than a co-lender because the Fund must assume the risk of insolvency of the co-lender from which the Syndicated Loan Interest was acquired and that of any person interpositioned between the Fund and the co-lender.

REAL ESTATE INVESTMENT TRUSTS ("REITS")

      A Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The Fund will not invest in real estate directly, but only in securities issued by real estate companies. However, to the extent that a Fund invests in REITs, the Fund is also subject to the risks associated with the direct ownership of real estate: declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increased competition; increases in property taxes and operating expenses; changes in zoning laws; losses due to costs resulting from the clean-up of environmental problems; liability to third parties for damages resulting from environmental problems; casualty or condemnation losses; limitations on rents; changes in neighborhood values and the appeal of properties to tenants; and changes in interest rates. Thus, the value of the Fund's shares may change at different rates compared to the value of shares of a mutual fund with investments in a mix of different industries.

      REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for tax-free pass-through of income under the Code, or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, even the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. Accordingly, REIT shares can be more volatile than -- and at times will perform differently from -- large-capitalization stocks such as those found in the Dow Jones Industrial Average. In addition, because smaller-capitalization stocks are typically less liquid than large-capitalization stocks, REIT shares may sometimes experience greater share-price fluctuations than the stocks of larger companies.

RISK MANAGEMENT TECHNIQUES

      The Funds may use various techniques to increase or decrease their exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling futures contracts and options on futures contracts, entering into foreign currency transactions (such as forward contracts and options on foreign currencies) and purchasing or writing put or call options on securities and securities indices.

      The Funds may use these practices in an attempt to adjust the risk and return characteristics of their portfolios of investments. When a Fund uses such techniques in an attempt to reduce risk it is known as "hedging". If a Fund's Manager or Subadvisor judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a Fund's net asset value per share and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counter party to the transaction does not perform as promised.

      Writing Call Options. Each Fund may sell ("write") covered call options on its portfolio securities in an attempt to enhance investment performance. A call option sold by a Fund is a short-term contract, having a duration of nine months or less, which gives the purchaser of the option the right to buy, and imposes on the writer of the option (in return for a premium received) the obligation to sell, the underlying security at the exercise price upon the exercise of the option at any time prior to the expiration date, regardless of the market price of the security during the option period. A call option may be covered by, among other things, the writer's owning the underlying security throughout the option period, or by holding, on a share-for-share basis, a call on the same security as the call written, where the exercise price of the call held is equal to or less than the price of the call written, or greater than the exercise price of a call written if the difference is maintained by the Fund in liquid assets in a segregated account with its Custodian.

      A Fund may write covered call options both to reduce the risks associated with certain of its investments and to increase total investment return through the receipt of premiums. In return for the premium income, the Fund will give up the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit. Moreover, in writing the call option, the Fund will retain the risk of loss should the price of the security decline, which loss the premium is intended to offset in whole or in part. A Fund, in writing "American Style" call options, must assume that the call may be exercised at any time prior to the expiration of its obligations as a writer, and that in such circumstances the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price. In contrast, "European Style" options may only be exercised on the expiration date of the option. Covered call options and the securities underlying such options will be listed on national securities exchanges, except for certain transactions in options on debt securities and foreign securities.

      During the option period, the covered call writer has, in return for the premium received on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline.

      A Fund may protect itself from further losses due to a decline in value of the underlying security or from the loss of ability to profit from appreciation by buying an identical option, in which case the purchase cost may offset the premium. In order to do this, the Fund makes a "closing purchase transaction"--the purchase of a call option on the same security with the same exercise price and expiration date as the covered call option that it has previously written on any particular security. The Fund will realize a gain or loss from a closing purchase transaction if the amount paid to purchase a call option in a closing transaction is less or more than the amount received from the sale of the covered call option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the closing out of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund. When a security is to be sold from the Fund's portfolio, the Fund will first effect a closing purchase transaction so as to close out any existing covered call option on that security or otherwise cover the existing call option.

      A closing purchase transaction may be made only on a national or foreign securities exchange that provides a secondary market for an option with the same exercise price and expiration date, except as discussed below. There is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. If a Fund is unable to effect a closing purchase transaction involving an exchange-traded option, the Fund will not sell the underlying security until the option expires, or the Fund otherwise covers the existing option portion or the Fund delivers the underlying security upon exercise. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or purchase the underlying securities at the exercise price. Over-the-counter options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. Therefore, a closing purchase transaction for an over-the-counter option may in many cases only be made with the other party to the option.

      Each Fund pays brokerage commissions and dealer spreads in connection with writing covered call options and effecting closing purchase transactions, as well as for purchases and sales of underlying securities. The writing of covered call options could result in significant increases in a Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate. Subject to the limitation that all call option writing transactions be covered, the Funds may, to the extent determined appropriate by the Manager or Subadvisor, engage without limitation in the writing of all options on U.S. government securities.

      Writing Put Options. Each Fund may also write covered put options. A put option is a short-term contract, which gives the purchaser of the put option, in return for a premium, the right to sell the underlying security to the seller of the option at a specified price during the term of the option. Put options written by a Fund are agreements by a Fund, for a premium received by the Fund, to purchase specified securities at a specified price if the option is exercised during the option period. A put option written by a Fund is "covered" if the Fund maintains liquid assets with a value equal to the exercise price in a segregated account with its Custodian. A put option is also "covered" if the Fund holds on a share-for-share basis a put on the same security as the put written, where the exercise price of the put held is equal to or greater than the exercise price of the put written, or less than the exercise price of the put written if the difference is maintained by the Fund in liquid assets in a segregated account with its Custodian.

      The premium that the Funds receive from writing a put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the option period, supply and demand and interest rates.

      A covered put writer assumes the risk that the market price for the underlying security will fall below the exercise price, in which case the writer would be required to purchase the security at a higher price than the then-current market price of the security. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option.

      The Funds may effect a closing purchase transaction to realize a profit on an outstanding put option or to prevent an outstanding put option from being exercised. The Funds also may effect a closing purchase transaction, in the case of a put option, to permit the Funds to maintain their holdings of the deposited U.S. Treasury obligations, to write another put option to the extent that the exercise price thereof is secured by the deposited U.S. Treasury obligations, or to utilize the proceeds from the sale of such obligations to make other investments.

      If a Fund is able to enter into a closing purchase transaction, the Fund will realize a profit or loss from such transaction if the cost of such transaction is less or more than the premium received from the writing of the option. After writing a put option, the Fund may incur a loss equal to the difference between the exercise price of the option and the sum of the market value of the underlying security plus the premium received from the sale of the option.

      In addition, the Funds may also write straddles (combinations of covered puts and calls on the same underlying security). The extent to which the Funds may write covered put and call options and enter into so-called "straddle" transactions involving put or call options may be limited by the requirements of the Code for qualification as a regulated investment company and the Funds' intention that each Fund qualify as such. Subject to the limitation that all put option writing transactions be covered, the Funds may, to the extent determined appropriate by the Manager or Subadvisor, engage without limitation in the writing of options on U.S. government securities.

      Purchasing Options. Each Fund, as specified for the Fund in the Prospectus, may purchase put or call options that are traded on an exchange or in the over-the-counter market. Options traded in the over-the-counter market may not be as actively traded as those listed on an exchange and generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchange where they are traded. Accordingly, it may be more difficult to value such options and to be assured that they can be closed out at any time. The Funds will engage in such transactions only with firms the Manager or the Subadvisor deem to be of sufficient creditworthiness so as to minimize these risks.

      The Funds may purchase put options on securities to protect their holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate with one another. The purchase of put options on securities held in the portfolio or related to such securities will enable a Fund to preserve, at least partially, unrealized gains occurring prior to the purchase of the option on a portfolio security without actually selling the security.

In addition, the Fund will continue to receive interest or dividend income on the security. The put options purchased by the Fund may include, but are not limited to, "protective puts," in which the security to be sold is identical or substantially identical to a security already held by the Fund or to a security which the Fund has the right to purchase. In the case of a purchased call option, the Fund would ordinarily recognize a gain if the value of the securities decreased during the option period below the exercise price sufficiently to cover the premium. The Fund would recognize a loss if the value of the securities remained above the difference between the exercise price and the premium.

      The Funds may also purchase call options on securities, which the Funds intend to purchase, to protect against substantial increases in prices of such securities pending their ability to invest in an orderly manner in such securities. The purchase of a call option would entitle the Fund, in exchange for the premium paid, to purchase a security at a specified price upon exercise of the option during the option period. The Fund would ordinarily realize a gain if the value of the securities increased during the option period above the exercise price sufficiently to cover the premium. The Fund would have a loss if the value of the securities remained below the sum of the premium and the exercise price during the option period. In order to terminate an option position, the Funds may sell put or call options identical to those previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put or call option when it was purchased.

      Special Risks Associated With Options On Securities. A Fund's purpose in selling covered options is to realize greater income than would be realized on portfolio securities transactions alone. A Fund may forego the benefits of appreciation on securities sold pursuant to call options, or pay a higher price for securities acquired pursuant to put options written by the Fund. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price, or, in the case of a call, remains less than or equal to the exercise price, the Fund will not be able to exercise profitably the option and will lose its entire investment in the option. Also, the price of a put or call option purchased to hedge against price movements in a related security may move more or less than the price of the related security.

      A Fund would ordinarily realize a gain if the value of the securities increased during the option period above the exercise price sufficiently to cover the premium. The Fund would have a loss if the value of the securities remained below the sum of the premium paid and the exercise price during the option period.

      The ability of a Fund to successfully utilize options may depend in part upon the ability of the Manager or Subadvisor to forecast interest rates and other economic factors correctly.

      The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

OPTIONS ON FOREIGN CURRENCIES

      To the extent that it invests in foreign currencies, each Fund may purchase and write options on foreign currencies. A Fund may use foreign currency options contracts for various reasons, including: to manage its exposure to changes in currency exchange rates; as an efficient means of adjusting its overall exposure to certain currencies; or in an effort to enhance its return through exposure to a foreign currency. A Fund may, for example, purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. A Fund may also use foreign currency options to protect against potential losses in positions denominated in one foreign currency against another foreign currency in which the Fund's assets are or may be denominated. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such declines in the value of portfolio securities, a Fund may purchase put options on the foreign currency. If the value of the currency does decline, that Fund will have the right to sell such currency for a fixed amount of dollars which exceeds the market value of such currency, resulting in a gain that may offset, in whole or in part, the negative effect of currency depreciation on the value of the Fund's securities denominated in that currency.

      Conversely, if a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may purchase call options on such currency. If the value of such currency does increase, the purchase of such call options would enable the Fund to purchase currency for a fixed amount of dollars which is less than the market value of such currency, resulting in a gain that may offset, at least partially, the effect of any currency-related increase in the price of securities the Fund intends to acquire. As in the case of other types of options transactions, however, the benefit a Fund derives from purchasing foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, a Fund could sustain losses on transactions in foreign currency options which would deprive it of a portion or all of the benefits of advantageous changes in such rates.

      A Fund may also write options on foreign currencies for hedging purposes. For example, if a Fund anticipates a decline in the dollar value of foreign currency-denominated securities due to declining exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received by the Fund.

      Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency. If rates move in the manner projected, the put option will expire unexercised and allow the Fund to offset such increased cost up to the amount of the premium. As in the case of other types of options transactions, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If unanticipated exchange rate fluctuations occur, the option may be exercised and a Fund would be required to purchase or sell the underlying currency at a loss that may not be fully offset by the amount of the premium. As a result of writing options on foreign currencies, a Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in currency exchange rates.

      A call option written on foreign currency by a Fund is "covered" if that Fund owns the underlying foreign currency subject to the call or securities denominated in that currency or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its Custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if a Fund holds a call on the same foreign currency for the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the amount of the difference is maintained by a Fund in liquid assets in a segregated account with its Custodian.

      Options on foreign currencies to be written or purchased by a Fund will be traded on U.S. and foreign exchanges or over-the- counter. Exchange-traded options generally settle in cash, whereas options traded over-the-counter may settle in cash or result in delivery of the underlying currency upon exercise of the option. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge up to the amount of the premium received and a Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations, although, in the event of rate movements adverse to a Fund's position, a Fund may forfeit the entire amount of the premium plus related transaction costs.

      A Fund also may use foreign currency options to protect against potential losses in positions denominated in one foreign currency against another foreign currency in which the Fund's assets are or may be denominated. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position.

      Currency options traded on U.S. or other exchanges may be subject to position limits, which may limit the ability of a Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller and generally do not have as much market liquidity as exchanged-related options. Foreign currency exchange-traded options generally settle in cash, whereas options traded over-the counter may settle in cash or result in delivery of the underlying currency upon exercise of the option.

FUTURES TRANSACTIONS

      As specified in the Prospectus, a Fund may purchase and sell futures contracts on debt securities and on indices of debt securities to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of a Fund's securities. A Fund may also enter into such futures contracts in order to lengthen or shorten the average maturity or duration of the Fund's portfolio and for other appropriate risk management and investment purposes. For example, a Fund may purchase futures contracts as a substitute for the purchase of longer-term debt securities to lengthen the average duration of a Fund's portfolio of fixed-income securities.

      A Fund, as specified in the Prospectus, may purchase and sell stock index futures to hedge the equity portion of its investment portfolio with regard to market (systematic) risk (involving the market's assessment of overall economic prospects), as distinguished from stock-specific risk (involving the market's evaluation of the merits of the issuer of a particular security) or to gain market exposure to that portion of the market represented by the futures contracts. A Fund may also purchase and sell other futures when deemed appropriate, in order to hedge the equity or non-equity portions of its portfolio. In addition, to the extent that it invests in foreign securities, and subject to any applicable restriction on the Fund's ability to invest in foreign currencies, each Fund may enter into contracts for the future delivery of foreign currencies to hedge against changes in currency exchange rates. A Fund may also purchase and write put and call options on futures contracts of the type into which such Fund is authorized to enter and may engage in related closing transactions. In the United States, all such futures on debt securities, debt index futures, stock index futures, foreign currency futures and related options will be traded on exchanges that are regulated by the Commodity Futures Trading Commission ("CFTC"). Subject to compliance with applicable CFTC rules, the Funds also may enter into futures contracts traded on foreign futures exchanges such as those located in Frankfurt, Tokyo, London or Paris as long as trading on foreign futures exchanges does not subject a Fund to risks that are materially greater than the risks associated with trading on U.S. exchanges.

      A futures contract is an agreement to buy or sell a security or currency (or to deliver a final cash settlement price in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract), for a set price at a future date. When interest rates are changing and portfolio values are falling, futures contracts can offset a decline in the value of a Fund's current portfolio securities. When interest rates are changing and portfolio values are rising, the purchase of futures contracts can secure better effective rates or purchase prices for the Fund than might later be available in the market when the Fund makes anticipated purchases. In the United States, futures contracts are traded on boards of trade that which have been designated as "contract markets" or registered as derivatives transaction execution facilities by the CFTC. Futures contracts generally trade on these markets through an "open outcry" auction on the exchange floor or through competitive trading on an electronic trading system. Currently, there are futures contracts based on a variety of instruments, indices and currencies, including long-term U.S. Treasury bonds, Treasury notes, GNMA certificates, three-month U.S. Treasury bills, three-month domestic bank certificates of deposit, a municipal bond index, individual equity securities and various stock indices.

      When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its Custodian (or broker, if legally permitted) a specified amount of liquid assets ("initial margin") as a partial guarantee of its performance under the contract. The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract assuming all contractual obligations have been satisfied. Each Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day, as the value of the security, currency or index fluctuates, the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking-to-market." Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value per share, each Fund will mark-to-market its open futures positions. Moreover, each Fund will maintain sufficient liquid assets to cover its obligations under open futures contracts.

      A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

      Positions taken in the futures markets are not normally held until delivery or final cash settlement is required, but are instead liquidated through offsetting transactions, which may result in a gain or a loss. While futures positions taken by a Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of underlying securities or currencies whenever it appears economically advantageous to the Fund to do so. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing-out transactions and guarantees that as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

      Consistent with applicable law, Funds that are permitted to invest in futures contracts also will be permitted to invest in futures contracts on individual equity securities, known as single stock futures.

      Futures on Debt Securities. A futures contract on a debt security is a binding contractual commitment that, if held to maturity, will result in an obligation to make or accept delivery, during a particular future month, of securities having a standardized face value and rate of return. By purchasing futures on debt securities--assuming a "long" position--a Fund will legally obligate itself to accept the future delivery of the underlying security and pay the agreed-upon price. By selling futures on debt securities--assuming a "short" position--it will legally obligate itself to make the future delivery of the security against payment of the agreed-upon price. Open futures positions on debt securities will be valued at the most recent settlement price, unless such price does not appear to the Manager or Subadvisor to reflect the fair value of the contract, in which case the positions will be valued by or under the direction of the Board Members.

      Hedging by use of futures on debt securities seeks to establish more certainly than would otherwise be possible the effective rate of return on portfolio securities. A Fund may, for example, take a "short" position in the futures market by selling contracts for the future delivery of debt securities held by the Fund (or securities having characteristics similar to those held by the Fund) in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the Fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position.

      On other occasions, a Fund may take a "long" position by purchasing futures on debt securities. This would be done, for example, when the Fund intends to purchase particular securities and it has the necessary cash, but expects the rate of return available in the securities markets at that time to be less favorable than rates currently available in the futures markets. If the anticipated rise in the price of the securities should occur (with its concomitant reduction in yield), the increased cost to the Fund of purchasing the securities will be offset, at least to some extent, by the rise in the value of the futures position taken in anticipation of the subsequent securities purchase. A Fund may also purchase futures contracts as a substitute for the purchase of longer-term securities to lengthen the average duration of the Fund's portfolio.

      The Fund could accomplish similar results by selling securities with long maturities and investing in securities with short maturities when interest rates are expected to increase or by buying securities with long maturities and selling securities with short maturities when interest rates are expected to decline. However, by using futures contracts as a risk management technique, given the greater liquidity in the futures market than in the cash market, it may be possible to accomplish the same result more easily and more quickly. Depending upon the types of futures contracts that are available to hedge a fund's portfolio of securities or portion of a portfolio, perfect correlation between that fund's futures positions and portfolio positions may be difficult to achieve. Futures contracts do not exist for all types of securities and markets for futures contracts that do exist may, for a variety of reasons, be illiquid at particular times when a Fund might wish to buy or sell a futures contract.

      Securities Index Futures. A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the contract is based. A stock index is designed to reflect overall price trends in the market for equity securities.

      Stock index futures may be used to hedge the equity portion of a Fund's securities portfolio with regard to market (systematic) risk, as distinguished from stock-specific risk. The Funds may enter into stock index futures to the extent that they have equity securities in their portfolios. Similarly, the Funds may enter into futures on debt securities indices (including the municipal bond index) to the extent they have debt securities in their portfolios. By establishing an appropriate "short" position in securities index futures, a Fund may seek to protect the value of its portfolio against an overall decline in the market for securities. Alternatively, in anticipation of a generally rising market, a Fund can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in securities index futures and later liquidating that position as particular securities are in fact acquired. To the extent that these hedging strategies are successful, the Fund will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio securities, than would otherwise be the case. A Fund may also purchase futures on debt securities or indices as a substitute for the purchase of longer-term debt securities to lengthen the dollar-weighted average maturity of the Fund's debt portfolio or to gain exposure to particular markets represented by the index.

      Currency Futures. A sale of a currency futures contract creates an obligation by a Fund, as seller, to deliver the amount of currency called for in the contract at a specified future time for a specified price. A purchase of a currency futures contract creates an obligation by a Fund, as purchaser, to take delivery of an amount of currency at a specified future time at a specified price. A Fund may sell a currency futures contract if the Manager or Subadvisor anticipates that exchange rates for a particular currency will fall, as a hedge against a decline in the value of the Fund's securities denominated in such currency. If the Manager or Subadvisor anticipates that exchange rates will rise, the Fund may purchase a currency futures contract to protect against an increase in the price of securities denominated in a particular currency the Fund intends to purchase. Although the terms of currency futures contracts specify actual delivery or receipt, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the currency. Closing out of a currency futures contract is effected by entering into an offsetting purchase or sale transaction. To offset a currency futures contract sold by a Fund, the Fund purchases a currency futures contract for the same aggregate amount of currency and delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund is immediately paid the difference. Similarly, to close out a currency futures contract purchased by the Fund, the Fund sells a currency futures contract. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the offsetting sale price is less than the purchase price, the Fund realizes a loss.

      A risk in employing currency futures contracts to protect against the price volatility of portfolio securities denominated in a particular currency is that changes in currency exchange rates or in the value of the futures position may correlate imperfectly with changes in the cash prices of a Fund's securities. The degree of correlation may be distorted by the fact that the currency futures market may be dominated by short-term traders seeking to profit from changes in exchange rates. This would reduce the value of such contracts for hedging purposes over a short-term period. Such distortions are generally minor and would diminish as the contract approached maturity.

      Another risk is that the Manager or Subadvisor could be incorrect in its expectation as to the direction or extent of various exchange rate movements or the time span within which the movements take place.

      Options on Futures. For bona fide hedging and other appropriate risk management purposes, the Funds also may purchase and write call and put options on futures contracts that are traded on exchanges that are licensed and regulated by the CFTC for the purpose of options trading, or, subject to applicable CFTC rules, on foreign exchanges. A "call" option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a "long" position) at a specified exercise price at any time before the option expires. A "put" option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a "short" position), for a specified exercise price at any time before the option expires.

      Upon the exercise of a "call," the writer of the option is obligated to sell the futures contract (to deliver a "long" position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. Upon exercise of a "put," the writer of the option is obligated to purchase the futures contract (deliver a "short" position to the option holder) at the option exercise price, which will presumably be higher than the current market price of the contract in the futures market. When an entity exercises an option and assumes a "long" futures position, in the case of a "call," or a "short" futures position, in the case of a "put," its gain will be credited to its futures margin account, while the loss suffered by the writer of the option will be debited to its account. However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights. Instead, the writer or holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid.

      Options on futures contracts can be used by a Fund to hedge substantially the same risks and for the same duration and risk management purposes as might be addressed or served by the direct purchase or sale of the underlying futures contracts. If the Fund purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself.

      The purchase of put options on futures contracts is a means of hedging a Fund's portfolio against the risk of rising interest rates, declining securities prices or declining exchange rates for a particular currency. The purchase of a call option on a futures contract represents a means of hedging against a market advance affecting securities prices or currency exchange rates when the Fund is not fully invested or of lengthening the average maturity or duration of a Fund's portfolio. Depending on the pricing of the option compared to either the futures contract upon which it is based or upon the price of the underlying securities or currencies, it may or may not be less risky than ownership of the futures contract or underlying securities or currencies.

      In contrast to a futures transaction, in which only transaction costs are involved, benefits received in an option transaction will be reduced by the amount of the premium paid as well as by transaction costs. In the event of an adverse market movement, however, the Fund will not be subject to a risk of loss on the option transaction beyond the price of the premium it paid plus its transaction costs, and may consequently benefit from a favorable movement in the value of its portfolio securities or the currencies in which such securities are denominated that would have been more completely offset if the hedge had been effected through the use of futures.

      If a Fund writes options on futures contracts, the Fund will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. If the option is not exercised, the Fund will realize a gain in the amount of the premium, which may partially offset unfavorable changes in the value of securities held by or to be acquired for the Fund. If the option is exercised, the Fund will incur a loss in the option transaction, which will be reduced by the amount of the premium it has received, but which may partially offset favorable changes in the value of its portfolio securities or the currencies in which such securities are denominated.

      The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the underlying securities or the currencies in which such securities are denominated. If the futures price at expiration is below the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund's holdings of securities or the currencies in which such securities are denominated.

      The writing of a put option on a futures contract is analogous to the purchase of a futures contract. For example, if the Fund writes a put option on a futures contract on debt securities related to securities that the Fund expects to acquire and the market price of such securities increases, the net cost to a Fund of the debt securities acquired by it will be reduced by the amount of the option premium received. Of course, if market prices have declined, the Fund's purchase price upon exercise may be greater than the price at which the debt securities might be purchased in the securities market.

      While the holder or writer of an option on a futures contract may normally terminate its position by selling or purchasing an offsetting option of the same series, a Fund's ability to establish and close out options positions at fairly established prices will be subject to the maintenance of a liquid market. The Funds will not purchase or write options on futures contracts unless the market for such options has sufficient liquidity such that the risks associated with such options transactions are not at unacceptable levels.

      Limitations on Purchase and Sale of Futures Contracts and Options on Futures Contracts. A Fund will only enter into futures contracts or related options that are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automatic quotation system. The Funds will not enter into futures contracts for which the aggregate contract amounts exceed 100% of the Fund's net assets. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

      When purchasing a futures contract, a Fund will maintain with its Custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

      When selling a futures contract, a Fund will maintain with its Custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's Custodian).

      When selling a call option on a futures contract, a Fund will maintain with its Custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

      When selling a put option on a futures contract, a Fund will maintain with its Custodian (and mark-to-market on a daily basis) liquid assets that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

      The requirements for qualification as a regulated investment company also may limit the extent to which a Fund may enter into futures, options on futures or forward contracts. See "Tax Information."

      Risks Associated with Futures and Options on Futures Contracts. There are several risks associated with the use of futures contracts and options on futures contracts as hedging techniques. There can be no assurance that hedging strategies using futures will be successful. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract, which in some cases may be unlimited. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund's securities being hedged, even if the hedging vehicle closely correlates with a Fund's investments, such as with single stock futures contracts. If the price of a futures contract changes more than the price of the securities or currencies, the Fund will experience either a loss or a gain on the futures contracts that will not be completely offset by changes in the price of the securities or currencies, which are the subject of the hedge. An incorrect correlation could result in a loss on both the hedged securities or currencies and the hedging vehicle so that the portfolio return might have been better had hedging not been attempted. In addition, it is not possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and options on securities, including technical influences in futures trading and options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. It is also possible that, when a Fund has sold single stock futures or stock index futures to hedge its portfolio against a decline in the market, the market may advance while the value of the particular securities held in the Fund's portfolio might decline. If this were to occur, the Fund would incur a loss on the futures contracts and also experience a decline in the value of its portfolio securities. This risk may be magnified for single stock futures transactions, as the Fund's portfolio manager must predict the direction of the price of an individual stock, as opposed to securities prices generally.

      Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

      There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent the Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements until the position is closed.

      In addition to the risks that apply to all options transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions in such options will be subject to the development and maintenance of a liquid market in the options. It is not certain that such a market will develop. Although the Funds generally will purchase only those options and futures contracts for which there appears to be an active market, there is no assurance that a liquid market on an exchange will exist for any particular option or futures contract at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options with the result that a Fund would have to exercise options it has purchased in order to realize any profit and would be less able to limit its exposure to losses on options it has written.

      Additional Risks of Options on Securities, Futures Contracts, Options on Futures Contracts, and Foreign Currency. Options on securities, futures contracts, options on futures contracts, currencies and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

SWAP AGREEMENTS

      The Funds may enter into interest rate, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or for other portfolio management purposes. Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Fund's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. Most swap agreements entered into by a Fund would calculate the obligations of the parties to the agreements on a "net" basis. Consequently, a Fund's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of liquid assets to avoid any potential leveraging of the Fund's portfolio. The MainStay Indexed Bond Fund, MainStay S&P 500 Index Fund and MainStay Asset Manager Fund may enter into swap agreements only to the extent that obligations under such agreements represent not more than 10% of the Fund's total assets.

      In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

      Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if a Fund agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease the Fund's exposure to long-term interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due.

      Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend on the Manager's or Subadvisor's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Manager or Subadvisor will cause a Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Fund's repurchase agreement guidelines. Certain restrictions imposed on the Funds by the Code may limit the Funds' ability to use swap agreements. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

      Certain swap agreements are largely excluded from regulation under the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA. To qualify for this exclusion, a swap agreement must be entered into by "eligible contract participants," which include financial institutions, investment companies subject to regulation under the 1940 Act and the following, provided the participants' total assets exceed established levels: commodity pools, corporations, partnerships, proprietorships, organizations, trusts or other entities, employee benefit plans, governmental entities, broker-dealers, futures commission merchants, natural persons, or regulated foreign persons. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must be subject to individual negotiation by the parties and may not be executed or traded on trading facilities other than qualifying electronic trading facilities.

WARRANTS

      To the extent that a Fund invests in equity securities, the Funds may invest in warrants. The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, the Fund will lose its entire investment in such warrant. The MainStay Mid Cap Opportunity Fund, MainStay Small Cap Opportunity Fund, and MainStay Balanced Fund will not, however, purchase any warrant if, as a result of such purchase, 5% or more of such Fund's total assets would be invested in warrants. Included in that amount, but not to exceed 2% of the value of such Fund's total assets, may be warrants that are not listed on the New York or American Stock Exchanges. Warrants acquired by a Fund in units or attached to securities may be deemed to be without value.

SHORT SALES AGAINST THE BOX

      Each Fund (other than the MainStay Balanced Fund, MainStay Mid Cap Opportunity Fund and MainStay Small Cap Opportunity Fund) may engage in short sales, which are transactions in which a Fund sells through a broker a security it does not own in anticipation of a possible decline in market price. Each of the Funds will only enter into short sales "against the box," and such transactions will be limited to involve no more than 25% of a Fund's total assets. A short sale against the box is a short sale in which, at the time of the short sale, a Fund owns or has the right to obtain securities equivalent in kind and amount. A Fund may enter into a short sale against the box among other reasons, to hedge against a possible market decline in the value of a security owned by the Fund. If the value of a security sold short against the box increases, the Fund would suffer a loss when it purchases or delivers to the selling broker the security sold short. The proceeds of the short sale are retained by the broker pursuant to applicable margin rules. In addition, the Fund may segregate assets, equal in value to 50% of the value of the short sale, in a special account with the Fund's Custodian. The segregated assets are pledged to the broker pursuant to applicable margin rules. If a broker, with which the Fund has open short sales, were to become bankrupt, a Fund could experience losses or delays in recovering gains on short sales. A Fund will only enter into short sales against the box with brokers the Manager or Subadvisor believes are creditworthy.

RISKS ASSOCIATED WITH DEBT SECURITIES

      To the extent that a Fund invests in debt securities, it will be subject to certain risks. The value of the debt securities held by a Fund, and thus the net asset value per share of the Fund, generally will fluctuate depending on a number of factors, including, among others, changes in the perceived creditworthiness of the issuers of those securities, movements in interest rates, the average maturity of the Fund's investments, changes in the relative values of the currencies in which the Fund's investments are denominated relative to the U.S. dollar, and the extent to which the Fund hedges its interest rate, credit and currency exchange rate risks. Generally, a rise in interest rates will reduce the value of fixed income securities held by a Fund, and a decline in interest rates will increase the value of fixed income securities held by a Fund. Longer term debt securities generally pay higher interest rates than do shorter term debt securities but also may experience greater price volatility as interest rates change.

      Since shares of the Funds represent an investment in securities with fluctuating market prices, the value of shares of each Fund will vary as the aggregate value of the Fund's portfolio securities increases or decreases. The MainStay Intermediate Term Bond Fund may invest up to 10% of its total assets in debt securities, including short-term debt instruments, which are rated below investment grade (i.e., below BBB by S&P or Baa by Moody's) or, if not rated, determined to be of equivalent quality by the Manager or Subadvisor. Moreover, the value of lower rated debt securities that a Fund purchases may fluctuate more than the value of higher rated debt securities. Lower rated debt securities generally carry greater risk that the issuer will default on the payment of interest and principal. Lower rated fixed income securities generally tend to reflect short term corporate and market developments to a greater extent than higher rated securities, which react primarily to fluctuations in the general level of interest rates. Changes in the value of securities subsequent to their acquisition will not affect cash income or yields to maturity to the Funds but will be reflected in the net asset value of the Funds' shares.

      Corporate debt securities may bear fixed, contingent, or variable rates of interest and may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer, participations based on revenues, sales or profits, or the purchase of common stock in a unit transaction (where corporate debt securities and common stock are offered as a unit).

      When and if available, debt securities may be purchased at a discount from face value. From time to time, each Fund may purchase securities not paying interest or dividends at the time acquired if, in the opinion of the Manager or Subadvisor, such securities have the potential for future income (or capital appreciation, if any).

RISKS OF INVESTING IN HIGH YIELD SECURITIES ("JUNK BONDS")

      Securities rated lower than Baa by Moody's or lower than BBB by S&P (sometimes referred to as "high yield" or "junk" bonds) are not considered "investment grade". There is more price volatility, more risk of losing your principal interest, a greater possibility of the issuer going bankrupt, plus additional risks. These securities are considered speculative.

      Investors should be willing to accept the risk associated with investment in high yield/high risk securities. Investment in high yield/high risk bonds involves special risks in addition to the risks associated with investments in higher rated debt securities. High yield/high risk bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade bonds. The prices of high yield/high risk bonds have been found to be less sensitive to interest-rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments.

      The secondary market on which high yield/high risk bonds are traded may be less liquid than the market for higher grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which the Fund could sell a high yield/high risk bond, and could adversely affect and cause large fluctuations in the daily net asset value of the Fund's shares. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield/high risk bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities.

      Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield/high risk bonds, especially in a thinly traded market.

      If the issuer of high yield/high risk bonds defaults, a Fund may incur additional expenses to seek recovery. In the case of high yield/high risk bonds structured as zero coupon or payment-in-kind securities, the market prices of such securities are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash.

      Analysis of the creditworthiness of issuers of high yield/high risk bonds may be more complex than for issuers of higher quality debt securities, and the ability of the Fund to achieve its investment objective may, to the extent of its investment in high yield/high risk bonds, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher quality bonds.

      The use of credit ratings as the sole method for evaluating high yield/high risk bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield/high risk bonds. Also, credit rating agencies may fail to change credit ratings on a timely basis to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the portfolio security if the Manager or Subadvisor, where applicable, deems it in the best interest of the Fund's shareholders. Legislation designed to limit the use of high yield/high risk bonds in corporate transactions may have a material adverse effect on a Fund's net asset value per share and investment practices. In addition, there may be special tax considerations associated with investing in high yield/high risk bonds structured as zero coupon or payment-in-kind securities. A Fund records the interest on these securities annually as income even though it receives no cash interest until the security's maturity or payment date.

      In addition, there may be special tax considerations associated with investing in high yield/high risk bonds structured as zero coupon or payment-in-kind securities. Interest on these securities is recorded annually as income even though no cash interest is received until the security's maturity or payment date. As a result, the amounts that have accrued each year are required to be distributed to shareholders and such amounts will be taxable to shareholders. Therefore, the Fund may have to sell some of its assets to distribute cash to shareholders. These actions are likely to reduce the Fund's assets and may thereby increase its expense ratios and decrease its rate of return.

ZERO COUPON BONDS

      The Funds may purchase zero coupon bonds, which are debt obligations issued without any requirement for the periodic payment of interest. Zero coupon bonds are issued at a significant discount from their face value. The discount approximates the total amount of interest the bonds would accrue and compound over the period until maturity at a rate of interest reflecting the market rate at the time of issuance. Because interest on zero coupon obligations is not paid to the Fund on a current basis but is, in effect, compounded, the value of the securities of this type is subject to greater fluctuations in response to changing interest rates than the value of debt obligations, which distribute income regularly. Zero coupon bonds tend to be subject to greater market risk than interest paying securities of similar maturities. The discount represents income, a portion of which a Fund must accrue and distribute every year even though the Fund receives no payment on the investment in that year. Zero coupon bonds tend to be more volatile than conventional debt securities.

SPECIAL CONSIDERATIONS FOR  MAINSTAY ALL CAP GROWTH FUND,
                            MAINSTAY ALL CAP VALUE FUND,
                            MAINSTAY S&P 500 INDEX FUND,
                            MAINSTAY MID CAP OPPORTUNITY FUND,
                            MAINSTAY SMALL CAP OPPORTUNITY FUND,
                            MAINSTAY ASSET MANAGER FUND,
                            MAINSTAY BALANCED FUND AND
                            MAINSTAY INDEXED BOND FUND

      "Standard & Poor's", "S&P 500(R)", "S&P(R)", "Standard & Poor's 500(R)", "S&P 500(R) Index", "S&P MidCap 400(R) Index" and "S&P SmallCap 600(R) Index" are trademarks of The McGraw-Hill Companies, Inc. ("S&P") and have been licensed for use by an affiliate of NYLIM, the Funds' Manager. S&P does not sponsor, endorse, sell or promote any of the Funds or represent the advisability of investing in any of the Funds.

      The MainStay All Cap Growth Fund, MainStay All Cap Value Fund, MainStay S&P 500 Index Fund, MainStay Mid Cap Opportunity Fund, MainStay Small Cap Opportunity Fund, MainStay Asset Manager Fund, MainStay Balanced Fund, MainStay Indexed Bond Fund and the other MainStay Funds are not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the owners of the Funds, or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly, or the ability of the S&P 500(R) Index, the S&P MidCap 400(R) Index or the S&P SmallCap 600(R) Index to track general stock market performance. S&P's only relationship to NYLIM is the licensing of certain trademarks and trade names of S&P and of the S&P 500(R) Index, the S&P MidCap 400(R) Index or the S&P SmallCap 600(R) Index which are determined, composed and calculated by S&P without regard to NYLIM or the Funds. S&P has no obligation to take the needs of NYLIM or the shareholders of the Funds into consideration in determining, composing or calculating the S&P 500(R) Index, the S&P MidCap 400(R) Index or the S&P SmallCap 600(R) Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Funds or the timing of the issuance or sale of the Funds, or in the determination or calculation of the equation by which the Funds are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Funds.

      S&P does not guarantee the accuracy and/or the completeness of the S&P 500(R) Index, S&P MidCap 400(R) Index, S&P SmallCap 600(R) Index or any data included therein, and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by NYLIM, the shareholders of the Funds, or any other person or entity from the use of any S&P Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500(R) Index, S&P MidCap 400(R) Index, S&P SmallCap 600(R) Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

      The inclusion of a security in an index in no way implies an opinion by the index's sponsors, S&P or Salomon Smith Barney as to the attractiveness of that security as an investment.

      The Funds that are managed as index funds (MainStay S&P 500 Index Fund and MainStay Indexed Bond Fund) are not sponsored by or affiliated with the sponsors of their respective indices. The MainStay S&P 500 Index Fund is managed to parallel the performance of the S&P 500(R) Index. The weightings of stocks in the S&P 500(R) Index are based on each stock's relative total market capitalization (the stock's market price per share times the number of shares outstanding). Because of market value weighting, as of December 31, 2004, the 10 largest companies in the S&P 500(R) Index accounted for approximately 21% of the market capitalization of the entire S&P 500(R) Index. As of that date, the six largest weightings in the S&P 500(R) Index as a percentage of market capitalization accounted for approximately 15% of the market capitalization of the entire S&P 500(R) Index.

      In managing the MainStay S&P 500 Index Fund, the Manager seeks to provide investment results which mirror the performance of the S&P 500(R) Index. The Manager attempts to achieve this objective by investing in all stocks in the S&P 500(R) Index in the same proportion as their representation in the Index. It is a reasonable expectation that there will be a close correlation between the MainStay S&P 500 Index Fund's performance and that of the S&P

500(R) Index in both rising and falling markets. The correlation between the performance of the MainStay S&P 500 Index Fund and the Index is expected to be at least 0.95. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the MainStay S&P 500 Index Fund's NAV, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the S&P 500(R) Index. The MainStay S&P 500 Index Fund's correlation, however, may be affected by, among other things, transaction costs, changes in either the composition of the Index or number of shares outstanding for the components of the S&P 500(R) Index, and the timing and amount of shareholder redemptions, if any.

      The MainStay Asset Manager Fund is managed, with respect to discrete portions of its net assets, with a view to providing enhanced total return relative to the S&P 500(R) Index and the S&P MidCap 400(R) Index, and to parallel the performance of the S&P SmallCap 600(R) Index, the Morgan Stanley REIT(R) Index and the BIG Index.

      The S&P MidCap 400(R) Index consists of 400 domestic common stocks chosen for market size, liquidity, and industry group representation (bid-asked spread, ownership, share turnover and number of no trade days). The S&P MidCap 400(R) Index is an unmanaged, market-value weighted index in which each stock's weight is proportionate to its market value. As of December 31, 2004, the range of market capitalization of companies in the S&P MidCap 400(R) Index was $340 million to $9.4 billion.

      The S&P SmallCap 600(R) Index consists of 600 domestic common stocks chosen for market size, liquidity, and industry group representation (bid-asked spread, ownership, share turnover and number of no trade days). The S&P SmallCap 600(R) Index is an unmanaged, market-value weighted index in which each stock's weight is proportionate to its market value. As of December 31, 2004 the range of market capitalization of companies in the S&P SmallCap 600(R) Index was $70 million to $4.9 billion.

      The Morgan Stanley REIT(R) Index is an unmanaged capitalization-weighted index of the most actively traded real estate investment trusts, and is designed to be a measure of real estate equity performance. The Morgan Stanley REIT(R) Index is calculated by Morgan Stanley and Co., Inc., and reflects reinvestment of all applicable dividends, capital gains and interest.

      The BIG Index is an unmanaged, capitalization-weighted index that contains approximately 5,500 individually priced fixed-income securities. The BIG Index is generally considered to be representative of the U.S. bond market.

      - The stocks to be included in the index sample are selected according to the following procedures:

      - For each domestic stock the average market capitalization and the average trading volume are calculated for a six-month-period ending 15 days before the update of the BIG Index sample.

      - The same ratio is calculated for the entire market called "market alpha."

      - To reflect both market capitalization and turnover in a single summary measure called indicator of liquidity and capitalization (the "ILC"), the ILC is computed.

      - From an ordering of stocks according to their ILC, the top 30 stocks are selected for inclusion in the index. If a company has issued more than one class of stock, only the class with the highest ILC is allowed in the BIG Index.

      The composition of the BIG Index sample is regularly revised twice per year, usually in March and September. Extraordinary revisions are possible whenever they are considered necessary, in particular in the case of stock splits as well as new listings with a market capitalization exceeding 3% of the entire market capitalization including the new stock.

      Stocks may be withdrawn from the BIG Index sample between two consecutive revisions in the case of:

      -     a delisting of the stock,

      -     suspensions from trading for more than 10 trading sessions, and

      - other events, which make it reasonably certain that the stock has lost liquidity and/or market value.

      In these cases replacements are made drawing upon the stocks with the next highest ILC as calculated for the last regular revision, and the weights of the individual index stocks are adjusted accordingly.

                       FUNDAMENTAL INVESTMENT RESTRICTIONS

APPLICABLE TO THE COMPANY

      The investment restrictions of each Fund of the Company set forth below are fundamental policies of each Fund; i.e., they may not be changed with respect to a Fund without shareholder approval. Shareholder approval means approval by the lesser of (1) more than 50% of the outstanding voting securities of the Fund, or (2) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy. Except for those investment policies of a Fund specifically identified as fundamental in the Prospectus and this SAI, and the Funds' objectives as described in the Prospectus, all other investment policies and practices described may be changed by the Board of Directors without the approval of shareholders.

      Unless otherwise indicated, all of the percentage limitations below, and in the investment restrictions recited in the Prospectus, apply to each Fund on an individual basis, and apply only at the time a transaction is entered into. Accordingly, except for fundamental restriction #4 to which this condition does not apply, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in a Fund's net assets will not be considered a violation of the Fund's policies or restrictions. Fundamental restrictions # 2 and #3 do not apply to the MainStay Floating Rate Fund, which is a non-diversified fund.

      Each of the Company's Funds may not:

      (1) invest in a security if, as a result of such investment, 25% or more of its total assets would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (or repurchase agreements with respect thereto) and at such time that the 1940 Act is amended to permit a registered investment company to elect to be "periodically industry concentrated," (i.e., a fund that does not concentrate its investments in a particular industry would be permitted, but not required, to invest 25% or more of its assets in a particular industry) the Funds elect to be so classified and the foregoing limitation shall no longer apply with respect to the Funds;

      (2) invest in a security if, with respect to 75% of its total assets, more than 5% of its total assets would be invested in the securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities;

      (3) invest in a security if, with respect to 75% of its total assets, it would hold more than 10% of the outstanding voting securities of any one issuer, except that this restriction does not apply to U.S. government securities;

      (4) borrow money or issue senior securities, except that a Fund may (i) borrow from banks or enter into reverse repurchase agreements, but only if immediately after each borrowing there is asset coverage of 300%, and (ii) issue senior securities to the extent permitted under the 1940 Act;

      (5) lend any funds or other assets, except that a Fund may, consistent with its investment objectives and policies: (i) invest in debt obligations including bonds, debentures or other debt securities, bankers' acceptances and commercial paper, even though the purchase of such obligations may be deemed to be the making of loans; (ii) enter into repurchase agreements; and (iii) lend its portfolio securities in accordance with applicable guidelines established by the SEC and any guidelines established by the Board of Directors;

      (6) purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein);

      (7) purchase or sell commodities or commodities contracts, except that, subject to restrictions described in the Prospectus and in this SAI,
            (i) a Fund may enter into futures contracts on securities, currencies or on indexes of such securities or currencies, or any other financial instruments and options on such futures contracts;
            (ii) a Fund may enter into spot or forward foreign currency contracts and foreign currency options; or

      (8) act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the 1933 Act.

APPLICABLE TO THE TRUST

      The investment restrictions of each Fund of the Trust set forth below are fundamental policies of each Fund; i.e., they may not be changed with respect to a Fund without shareholder approval. Shareholder approval means approval by the lesser of (1) more than 50% of the outstanding voting securities of the Fund, or
(2) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy. Except for those investment policies of a Fund specifically identified as fundamental in the Prospectus and this SAI, and the Funds' objectives as described in the Prospectus, all other investment policies and practices described may be changed by the Board of Trustees without the approval of shareholders.

      Unless otherwise indicated, all of the percentage limitations below, and in the investment restrictions recited in the Prospectus, apply to each Fund on an individual basis, and apply only at the time a transaction is entered into. Accordingly, except for fundamental restriction #2 to which this condition does not apply, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in a Fund's net assets will not be considered a violation of the Fund's policies or restrictions.

      Each of the Trust's Funds may not:

      (1) issue senior securities, except insofar as the Fund may be deemed to have issued a senior security in connection with any permitted borrowing;

      (2) borrow money except for (i) the short term credits from banks referred to in paragraph 9 below and (ii) borrowings from banks for temporary or emergency purposes, including the meeting of redemption requests which might require the unexpected disposition of securities. Borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the value of the Fund's total assets (including the amount borrowed) at the time the borrowing is made. Outstanding borrowings will be repaid before any subsequent investments are made;

      (3) act as an underwriter of securities of other issuers, except that the Fund may acquire restricted or not readily marketable securities under circumstances where, if such securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act. The Fund will not, however, invest more than 10% of the value of its net assets in illiquid securities, restricted securities and not readily marketable securities and repurchase agreements of more than seven days' duration;

      (4) purchase the securities of any one issuer, other than the U.S. government or any of its agencies or instrumentalities if, immediately after such purchase, more than 5% of the value of its total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% and 10% limitations;

      (5) invest more than 25% of the value of its total assets in any one industry;

      (6) purchase or otherwise acquire interests in real estate (including, in the case of the MainStay Mid Cap Opportunity Fund, interests in real estate limited partnerships) or real estate mortgage loans, or interests in oil, gas or other mineral exploration or development programs, except that the MainStay Balanced Fund may acquire mortgage-backed securities;

      (7)   purchase or acquire commodities or commodity contracts;

      (8) make loans of its assets to any person, except for the lending of portfolio securities, the purchase of debt securities and the entering into of repurchase agreements as discussed herein;

      (9) purchase securities on margin, but it may obtain such short-term credits from banks as may be necessary for the clearance of purchases and sales of securities;

      (10) mortgage, pledge or hypothecate any of its assets, except as may be necessary in connection with permissible borrowings mentioned in paragraph 2 above;

      (11) purchase the securities of any other investment company (other than certain issuers of mortgage-backed and asset-backed securities), except by purchase in the open market where no commission or profit to a sponsor or dealer (other than the customary broker's commission) results from such purchase, and except when such purchase is part of a merger, consolidation or acquisition of assets;

      (12) sell securities short or invest in puts, calls, straddles, spreads or combinations thereof;

      (13) participate on a joint, or a joint and several, basis in any securities trading account; or

      (14)  invest in companies for the purpose of exercising control.

                     NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

APPLICABLE TO THE COMPANY

      In addition to the Company's fundamental investment restrictions, the Directors have voluntarily adopted certain policies and restrictions, set forth below that are observed in the conduct of the affairs of the Company's Funds. These represent intentions of the Directors based upon current circumstances. They differ from fundamental investment policies in that the following additional investment restrictions may be changed or amended by action of the Directors without requiring prior notice to or approval of shareholders.

      Unless otherwise indicated, all percentage limitations apply to each Fund on an individual basis, and apply only at the time a transaction is entered into. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in a Fund's net assets will not be considered a violation. With respect to investment in illiquid securities, a Fund will consider taking measures to reduce the holdings of illiquid securities if they exceed the percentage limitation as a result of changes in the values of the securities as if liquid securities have become illiquid.

      Under these non-fundamental restrictions, each of the Company's Funds may not:

      (1) purchase puts, calls, straddles, spreads and any combination thereof if, as a result, the value of its aggregate investment in such classes of securities would exceed 5% of its total assets;

      (2) invest more than 10% of the net assets of a Fund (15% for the MainStay Floating Rate Fund) (taken at market value at the time of the investment) in "illiquid securities." Illiquid securities are defined to include (i) securities subject to legal or contractual restrictions on resale (other than restricted securities eligible for resale pursuant to Rule 144A or Section 4(2) under the 1933 Act determined to be liquid pursuant to guidelines adopted by the Board of Directors), (ii) securities for which market quotations are not readily available, (iii) repurchase agreements maturing in more than seven days, and (iv) other instruments which for regulatory purposes or in the opinion of the Manager may be deemed to be illiquid, including certain options that a Fund has written traded over the counter and securities being used to cover options a Fund has written;

      (3)   invest in other companies for the purpose of exercising control;

      (4) purchase securities on margin, except that the Fund may obtain such short term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute the purchase of securities on margin; or

      (5) sell securities short, except for covered short sales or unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options, futures and forward contracts are deemed not to constitute short sales of securities.

      For a brief summary of the extent to which the 1940 Act permits a Fund to issue senior securities, please refer to the disclosure under the heading "Borrowing" in this SAI. For a brief summary of the applicable guidelines pursuant to which a Fund may lend its funds and assets, please refer to the disclosure under the heading "Lending of Portfolio Securities" in this SAI.


RULE 144A SECURITIES AND SECTION 4(2) COMMERICAL PAPER

      Each Fund may invest up to 20% of its net assets in Rule 144A securities. Each Fund may invest up to 20% of its net assets in 4(2) commercial paper (with the exception of MainStay Cash Reserves, which may invest up to 50% of its net assets in 4(2) commercial paper). Certain securities may be only sold subject to limitations imposed under the federal securities laws. Among others, two categories of such securities are (1) restricted securities that may be sold only to certain types of purchasers to the limitations of Rule 144A under the Securities Exchange Act of 1934 ("Rule 144A securities") and (2) commercial debt securities that are not sold in a public offering and therefore exempt from registration under Section 4(2) of the Securities Act of 1933 ("4(2) commercial paper"). The resale limitations on these types of securities may effect their liquidity.


      The Directors have the ultimate responsibility for determining whether specific securities are liquid or illiquid. The Directors have delegated the function of making day-to-day determinations of liquidity to the Manager or the Subadvisor pursuant to guidelines approved by the Directors.

      The Manager or the Subadvisor takes into account a number of factors in determining whether a Rule 144A security being considered for purchase by a Fund is liquid, including at least the following:

      (i) the frequency and size of trades and quotes for the Rule 144A security relative to the size of the Fund's holding;

      (ii) the number of dealers willing to purchase or sell the 144A security and the number of other potential purchasers;

      (iii) dealer undertaking to make a market in the 144A security; and

      (iv) the nature of the 144A security and the nature of the market for the 144A security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).

      To make the determination that an issue of 4(2) commercial paper is liquid, a Manager or Subadvisor must conclude that the following conditions have been met:

(a) the 4(2) commercial paper is not traded flat or in default as to principal or interest;

(b) the 4(2) commercial paper is rated:

      (i)   in one of the two highest rating categories by at least two NRSROs;
            or

      (ii) if only one NRSRO rates the security, the 4(2) commercial paper is rated in one of the two highest rating categories by that NRSRO; or

      (iii) if the security is unrated, the Manager or Subadvisor has determined that the security is of equivalent quality based on factors commonly used by rating agencies; and

(c) there is a viable trading market for the specific security, taking into account all relevant factors (e.g., whether the security is the subject of a commercial paper program that is administered by an issuing and paying agent bank and for which there exists a dealer willing to make a market in the security, the size of trades relative to the size of the Fund's holding or whether the 4(2) commercial paper is administered by a direct issuer pursuant to a direct placement program).

NON-FUNDAMENTAL INVESTMENT POLICIES RELATED TO FUND NAMES

      Certain of the Funds have names that suggest that a Fund will focus on a type of investment, within the meaning of Rule 35d-1 of the 1940 Act. The Company and the Trust have each adopted a non-fundamental policy for each of these Funds to invest at least 80% of the value of its assets (net assets plus the amount of any borrowing for investment purposes) in the particular type of investments suggested by its name. Furthermore, with respect to each of these Funds, the Company and Trust have each adopted a policy to provide a Fund's shareholders with at least 60 days prior notice of any change in the policy of the Fund to invest at least 80% of its assets in the manner described below. The affected Funds and their corresponding 80% policies are as set forth in the table below.

      NAME OF FUND                                  NON-FUNDAMENTAL INVESTMENT POLICY
------------------------------------     ----------------------------------------------------------------
MainStay S&P 500 Index Fund              To invest, under normal circumstances, at least 80% of its total assets in stocks connoted by the S&P 500(R) Index

MainStay Mid Cap Opportunity Fund        To invest, under normal circumstances, at least 80% of its assets in securities of mid-capitalization companies, as defined from time to time in the current prospectus for the Fund

MainStay Small Cap Opportunity Fund      To invest, under normal circumstances, at least 80% of its assets in securities of small-capitalization companies, as defined from time to time in the current prospectus of the Fund

MainStay Intermediate Term Bond Fund     To invest, under normal circumstances, at least 80% of its assets in debt securities

MainStay Indexed Bond Fund               To invest, under normal circumstances, at least 80% of its total assets in debt securities connoted by the designated index
                                         (currently the BIG Index)

MainStay Short Term Bond Fund            To invest, under normal circumstances, at least 80% of its assets in debt securities

MainStay Floating Rate Fund              To invest, under normal circumstances, at least 80% of its assets in floating rate loans

                           BOARD MEMBERS AND OFFICERS

      The Board Members oversee the Funds, the Manager and the Subadvisor. Information pertaining to the Board Members and officers is set forth below. Each Board Member serves until his/her successor is elected and qualified or until his/her resignation, death or removal. Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

            NON-INTERESTED BOARD MEMBERS OF THE COMPANY AND THE TRUST

                                                                        NUMBER OF
                                                                      FUNDS IN FUND
NAME AND                        LENGTH OF                                COMPLEX
 DATE OF    POSITION (S) WITH     TIME     PRINCIPAL OCCUPATION (S)    OVERSEEN BY    OTHER DIRECTORSHIPS HELD BY
  BIRTH       COMPANY/TRUST      SERVED       DURING PAST 5 YEARS     BOARD MEMBER           BOARD MEMBER
---------   -----------------   ---------  -------------------------  -------------   -----------------------------
Lawrence    Director/Trustee    Since      Retired. Trustee, New      12              None
Glacken                         1991       York Life Investment
Date of                         (Company)  Management Institutional
Birth:                          Since      Funds (2001 - 2003).
10/22/27                        2000
                                (Trust)

Susan B.    Lead Independent    Since      Trustee, New York Life     12              Cash Reserve Portfolio,
Kerley      Director/Trustee    1991       Investment Management                      CitiFunds Institutional Trust,
Date of                         (Company)  Institutional Funds                        CitiFunds Premium Trust,
Birth:                          Four       (2001 - 2003); President,                  CitiFunds Trust I, CitiFunds
8/12/51                         Years      Strategic Management                       Trust III, Institutional
                                (Trust)    Advisors LLC.                              Portfolio, Salomon Funds
                                                                                      Trust, Smith Barney Investment
                                                                                      Series, Smith Barney Trust II,
                                                                                      Tax Free Reserves Portfolio,
                                                                                      U.S. Treasury Reserves
                                                                                      Portfolio, Variable Annuity
                                                                                      Portfolios

Peter       Director/Trustee    Since      Consultant, 2004 to        12              The Vantagepoint Funds
Meenan                          2002       Present; President and
Date of                         (Company   Chief Executive Officer,
Birth:                          and Trust) Babson-United, Inc., 2000
12/5/41                                    to 2004; Trustee, New
                                           York Life Investment
                                           Management Institutional
                                           Funds (2002 - 2003);
                                           Consultant, 1999 to
                                           2000; Head of Global
                                           Funds, Citicorp, 1995
                                           to 1999.

Robert P.   Director/Trustee    Since      Retired. Trustee, New      12              None
Mulhearn                        1991       York Life Investment
Date of                         (Company)  Management Institutional
Birth:                          Since      Funds (2001 - 2003).
3/11/47                         2000
                                (Trust)

       OFFICERS (WHO ARE NOT BOARD MEMBERS) OF THE COMPANY AND THE TRUST*

 NAME AND
 DATE OF       POSITION (S) WITH     LENGTH OF TIME
  BIRTH          COMPANY/TRUST           SERVED                PRINCIPAL OCCUPATION (S) DURING PAST 5 YEARS
----------     -----------------     --------------     -----------------------------------------------------------
Gary E.        President             Since 2004         Chief Executive Officer, Chairman and Manager, New York
Wendlandt                                               Life Investment Management LLC (including predecessor
                                                        advisory organizations) and New York Life Investment
                                                        Management Holdings LLC; Executive Vice President,
                                                        New York Life Insurance Company; Director, NYLIFE
                                                        Distributors LLC; Vice Chairman and Manger, McMorgan &
                                                        Company LLC; Manager, MacKay Shield LLC; Executive Vice
                                                        President, New York Life Insurance and Annuity
                                                        Corporation; Chairman and Trustee, The MainStay Fund
                                                        (19 portfolios); Executive Vice President and Chief
                                                        Investment Officer, MassMutual Life Insurance Company
                                                        (1993 to 1999).

Patrick G.     Executive Vice        Since 2003         Senior Managing Director, New York Life Investment
Boyle          President             (Company)          Management LLC, (including predecessor advisory
Date of                              Since 2000         organizations), 2000 to 2002; Senior Vice President,
Birth:                               (Trust)            Pension Department, New York Life Insurance Company, 1991
11/24/53                                                to 2000; Director, Eclipse Funds Inc., 1990 to 2003;
                                                        Trustee, New York Life Investment Management Institutional
                                                        Funds 2002 to 2003.

Jefferson C.   Senior Vice           Since 1996         Senior Managing Director, New York Life Investment
Boyce          President             (Company)          Management LLC (including predecessor advisory
Date of                              Since 2000         organizations); Senior Vice President, New York Life
Birth:                               (Trust)            Insurance Company; Senior Vice President, The MainStay
9/17/57                                                 Funds; Director, NYLIFE Distributors LLC; Director, New
                                                        York Life Trust Company.

Patrick J.     Treasurer, Chief      Since 1996         Managing Director, New York Life Investment Management, LLC
Farrell        Financial and         (Company)          (including predecessor advisory organizations); Vice
Date of        Accounting Officer    Since 2000         President, Treasurer, Chief Financial Officer and
Birth:         and Assistant         (Trust)            Accounting Officer and Assistant Secretary, The MainStay
9/27/59        Secretary                                Funds; Treasurer, Chief Financial Officer and Accounting
                                                        Officer and Assistant Secretary, MainStay VP Series Fund;
                                                        Chief Financial Officer, McMorgan Funds (formerly McM
                                                        Funds); Assistant Treasurer, McMorgan Fund (formerly McM
                                                        Funds), 2001 to 2002.

Alison H.      Vice President        Since 2004         Managing Director and Chief Compliance Officer, New York
Micucci        Compliance                               Life Investment Management LLC (June 2003 to present); Vice
Date of                                                 President--Compliance, The MainStay Funds and MainStay VP
Birth:                                                  Series Fund, Inc.; Senior Managing Director-- Compliance,
12/16/65                                                NYLIFE Distributors LLC; Deputy Chief Compliance Officer,
                                                        New York Life Investment Management LLC (September 2002 to
                                                        June 2003); Vice President and Compliance Officer, Goldman
                                                        Sachs Asset Management (November 1999 to August 2002).

Robert A.      Chief Legal           Since 2003         Senior Managing Director, General Counsel and Secretary,
Anselmi        Officer                                  New York Life Investment Management LLC (including
Date of                                                 predecessor advisory organizations); Secretary, New York
Birth                                                   Life Investment Management Holdings LLC; Senior Vice
10/19/46                                                President, New York Life Insurance Company; Vice President
                                                        and Secretary, McMorgan & Company LLC; Secretary, NYLIFE
                                                        Disributors LLC; Chief Legal Officer, MainStay VP Series
                                                        Fund, Inc., Eclipse Funds Inc. and Eclipse Funds; Managing
                                                        Director and Senior Counsel, Lehman Brothers Inc. (October
                                                        1998 to December 1999); General Counsel and Managing
                                                        Director, JP Morgan Investment Management Inc. (1986 to
                                                        September 1998).

NAME AND
 DATE OF       POSITION (S) WITH     LENGTH OF TIME
  BIRTH          COMPANY/TRUST           SERVED                PRINCIPAL OCCUPATION (S) DURING PAST 5 YEARS
----------     -----------------     --------------     -----------------------------------------------------------
Marguerite     Secretary             Since 2004         Managing Director and Associate General Counsel, New York
E.H.                                                    Life Investment Management LLC (since June 2004);
Morrison                                                Secretary, Eclipse Funds, Eclipse Funds Inc., The MainStay
Date of                                                 Funds and MainStay VP Series Fund, Inc.; Managing Director
Birth:                                                  and Secretary, NYLIFE Distributors LLC; Chief Legal Officer
3/26/56                                                 -- Mutual Funds and Vice President and Corporate Counsel,
                                                        The Prudential Insurance Company of America (2000 to
                                                        June 2004).

Richard W.     Tax Vice President    Since 1993         Vice President, New York Life Insurance Company; Tax Vice
Zuccaro                              (Company)          President, NYLIFE Securities Inc.; Vice President, New York
Date of                              Since 2000         Life Insurance and Annuity Corporation, NYLIFE Insurance
Birth:                               (Trust)            Company of Arizona, NYLIFE LLC, NYLIFE Securities, Inc.,
12/12/49                                                NYLIFE Distributors LLC, New York Life Settlement Corp.,
                                                        New York Life Trust Company; Tax Vice President, New York
                                                        Life International, Inc.; Tax Vice President, MainStay VP
                                                        Series Fund, Inc. and The MainStay Funds.

* The officers listed are considered to be "interested persons" of the Company or the Trust within the meaning of the 1940 Act because of their affiliation with the Company, the Trust, New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, The MainStay Funds, MainStay VP Series Fund, Inc., McMorgan Funds, NYLIFE Securities Inc. and/or NYLIFE Distributors LLC, as described in detail in the column captioned "Principal Occupation(s) During Past 5 Years."

BOARD MEMBERS

      The Board Members oversee the Funds, the Manager and the Subadvisor. The Committees of the Board include the Audit Committee and Nominating Committee. The Board also has established a Valuation Committee and Valuation Subcommittee, which include members who are not members of the Board.

      The purpose of the Audit Committee, which meets on an as needed basis, is to (1) oversee the accounting and financial reporting policies and practices, internal controls and, as appropriate, the internal controls of certain service providers; (2) oversee the quality and objectivity of the financial statements and the independent audit thereof; and (3) act as a liaison between the independent auditors and the full Board. The members of the Audit Committee include all the Independent Board Members: Lawrence Glacken, Susan B. Kerley, Peter Meenan, and Robert P. Mulhearn. There were five Audit Committee meetings held during the fiscal year ended October 31, 2004.

      The purpose of the Nominating Committee is to (1) evaluate the qualifications of candidates and make nominations for independent director or trustee membership on the Board, (2) nominate members of committees of the Board and periodically review committee assignments, and (3) make recommendations to the Board concerning the responsibilities or establishment of Board committees. The members of the Nominating Committee include all the Independent Board
Members: Lawrence Glacken, Susan B. Kerley, Peter Meenan, and Robert P. Mulhearn. There was one Nominating Committee meeting held during the fiscal year ended October 31, 2004.

      The purpose of the Valuation Committee is to oversee the implementation of the Funds' valuation procedures and to make fair value determinations on behalf of the Board as specified in such valuation procedures. The members of the Valuation Committee, on which one or more Board Members may serve, include: Gary
E. Wendlandt, Patrick J. Farrell, Alison Micucci, Marguerite E. H. Morrison, Peter Meenan, Robert P. Mulhearn, Lawrence Glacken and Susan B. Kerley. The Committee meets as often as necessary to ensure that each action taken by the Valuation Subcommittee is reviewed within a calendar quarter of such action. There were four Valuation Committee meetings held during the fiscal year ended October 31, 2004.

      The purpose of the Valuation Subcommittee, which meets on an as needed basis, is to establish prices of securities for which market quotations are not readily available or the prices of which are not often readily determinable pursuant to the Funds' valuation procedures. Meetings may be held in person or by telephone conference call. The Subcommittee may also take action via electronic mail in lieu of a meeting pursuant to the guidelines set forth in the valuation procedures. The members of the Valuation Subcommittee, on which one or more Board Members may serve, include: Alison Miccuci, Marguerite E. H. Morrison, Ravi Akhoury, Gary E. Wendlandt and Patrick J. Farrell. There were no Subcommittee meetings held during the fiscal year ended October 31, 2004.

      As of December 31, 2004, the dollar range of equity securities owned by each Board Member in the Funds (including beneficially) and in any registered investment company overseen by the Board Members within the same family of investment companies as the Company and the Trust was as follows:

           NON-INTERESTED BOARD MEMBERS OF THE COMPANY AND THE TRUST

                                                    AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES
                                                      IN ALL REGISTERED INVESTMENT COMPANIES
  BOARD      DOLLAR RANGE OF EQUITY SECURITIES      OVERSEEN BY DIRECTOR IN FAMILY OF INVESTMENT
 MEMBER                 IN THE COMPANY                              COMPANIES
---------    ----------------------------------     --------------------------------------------
Lawrence     Over $100,000 (All Cap Growth Fund)                 Over $100,000
Glacken

Peter         $1 - $10,000 (All Cap Value Fund)                  $1 - $10,000
Meenan        $1 - $10,000 (All Cap Growth Fund)                 $1 - $10,000

Robert P.                    None                                    None
Mulhearn

Susan B.      Over $100,000 (Cash Reserves Fund)                 Over $100,000
Kerley

      As of December 31, 2004, each Board Member who is not an "interested person" as that term is defined in the 1940 Act of the Company or the Trust, and his or her immediate family members, beneficially or of record owned securities in (1) an investment adviser or principal underwriter of the Company or the Trust or (2) a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with and investment adviser or principal underwriter of the Company or the Trust as follows:

                          NON-INTERESTED BOARD MEMBERS

   NAME OF BOARD     NAME OF OWNERS AND RELATIONSHIP             TITLE OF                          PERCENT OF
      MEMBER                 TO BOARD MEMBER           COMPANY    CLASS    VALUE OF SECURITIES**     CLASS
-------------------  -------------------------------   -------   --------  ---------------------   ----------
Lawrence Glacken                   N/A                    -         -              None                -

Peter Meenan                       N/A                    -         -              None                -

Robert P.  Mulhearn                N/A                    -         -              None                -

Susan B.  Kerley                   N/A                    -         -              None                -

COMPENSATION

      The following Compensation Tables reflect the compensation received by certain Board Members for the fiscal year ended October 31, 2004, from the Company, the Trust and from certain other investment companies that have the same investment adviser as the Company and the Trust or an investment adviser that is an affiliated person of the Manager. Directors and Trustees, other than those affiliated with the Manager, New York Life, the Subadvisor or the Distributor, are paid an annual retainer of $62,000 plus reimbursement for travel and out-of-pocket expenses. The Lead Director/Trustee and the Audit Committee Chair each receive an additional retainer of $10,000. The retainers are paid in the aggregate for the Company and the Trust. The retainer fee is paid in the aggregate for the Company and the Trust.

     COMPENSATION TABLE FOR THE NON-INTERESTED BOARD MEMBERS OF THE COMPANY
                                  AND THE TRUST

                                                            PENSION OR
                                                            RETIREMENT                           TOTAL COMPENSATION
                   AGGREGATE            AGGREGATE        BENEFITS ACCRUED    ESTIMATED ANNUAL     FROM COMPANY AND
                COMPENSATION FROM    COMPENSATION FROM   AS PART OF FUND       BENEFITS UPON      FUND COMPLEX PAID
BOARD MEMBER      THE COMPANY           THE TRUST           EXPENSES             RETIREMENT       TO BOARD MEMBER*
------------    -----------------    -----------------   ----------------    ----------------    ------------------
Lawrence           $50,782.46           $ 9,117.54           None                None                 $59,900.00
Glacken
Susan B.           $57,287.68           $10,112.32           None                None                 $67,400.00
Kerley
Peter Meenan       $57,287.68           $10,112.32           None                None                 $67,400.00
Robert P.          $50,782.46           $ 9,117.54           None                None                 $59,900.00
Mulhearn

* Includes amounts paid by an affiliated investment company, New York Life Investment Management Institutional Funds.

      As of February 25, 2005, the Directors and officers of the Company as a group owned less than 1% of the outstanding shares of any class of common stock of each of the Funds of the Company and the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of any class of beneficial interest of each of the Funds of the Trust.

APPROVAL OF MANAGEMENT AND SUB-ADVISORY AGREEMENTS


      In connection with the approval or re-approval of the Funds' existing Management Agreements and Sub-Advisory Agreements, the Board Members, including those Board Members who are not "interested persons" (as the term is defined in the 1940 Act) of the Company or the Trust, requested, received, and reviewed extensive information from the Manager and the Subadvisor. In considering whether to approve or re-approve these Agreements, and in evaluating the fairness of the compensation to be paid by a Fund, the Board Members took into account principally the nature, quality and extent of the services performed by the Manager and Subadvisor, where applicable, in relation to fees received under these Agreements. Among other things, the Board Members considered the personnel, technical resources, operations, financial condition, investment management capabilities, methodologies and performance of the Manager and Subadvisor. The Board Members also considered other factors, including the performance of other funds in the market pursuing broadly similar strategies, the fees and expenses borne by those funds, the costs to the Manager and Subadvisor of providing the services, and the profitability of their relationship with the Funds. In addition, the Board Members considered the Manager's and/or Subadvisor's internal controls and compliance programs as they affect the Funds, as well as the brokerage services received by the Funds, including the Manager's and/or Subadvisor's (i) ability to achieve best execution in effecting a Fund's portfolio trading, (ii) use of "soft dollars" to obtain brokerage and research services, (iii) use of alternative trading networks, and other policies and practices relating to the selection of broker-dealers to execute a Fund's portfolio trades. These factors were considered both by the full Board, and by the Independent Board Members meeting separately. Based on this review, it was the judgment of the Board Members and the Independent Board Members that approval or re-approval of these Agreements was in the interest of the Funds and their shareholders. The terms of the existing Management Agreements and the Sub-Advisory Agreements are discussed in more detail in the sections entitled "Management Agreements" and "Sub-Advisory Agreements."


CODE OF ETHICS

      The Company, Trust, Manager, Subadvisor, and the Distributor have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. Each of these Codes of Ethics permits the personnel of the respective organizations to invest in securities for their own accounts, including securities that may be purchased or held by the Funds. A copy of each of the Codes of Ethics is on public file with, and is available from, the SEC.

                 THE MANAGER, THE SUBADVISOR AND THE DISTRIBUTOR

MANAGEMENT AGREEMENT

      Pursuant to Management Agreements entered into by the Company dated November 21, 1997 and December 5, 2000, and by the Trust dated December 12, 2000, NYLIM, subject to the supervision of the Board Members and in conformity with the stated policies of each Fund, administers each Fund's business affairs and has investment advisory responsibilities with respect to the Funds' portfolio securities. NYLIM is a wholly owned subsidiary of New York Life.

      The Board Members, including the Independent Board Members, initially approved a Management Agreement for all series of the Company (except the MainStay Floating Rate Fund) and each series of the Trust at in-person meetings held on September 9, 1997 and October 20, 2000, respectively. The Board of Directors of the Company initially approved the Management Agreement for the MainStay Floating Rate Fund at an in-person meeting held on March 31, 2004. Each Management Agreement remains in effect for two years following its initial effective date, and continues in effect thereafter only if such continuance is specifically approved at least annually by the Board Members or by a vote of a majority of the outstanding voting securities of the Company and the Trust (as defined in the 1940 Act and the rules thereunder) and, in either case by a majority of the Board Members who are not "interested persons" (as the term is defined in the 1940 Act) of the Company, the Trust or the Manager.

      On October 19, 2000, the Directors of the Company (i) approved a Substitution Agreement, which substituted NYLIM for MainStay Management LLC as Manager to the Company's Funds, and (ii) terminated NYLIM and Monitor Capital Advisors LLC ("Monitor") as Subadvisors to certain Funds of the Company, effective on January 2, 2001.

      From the inception of the MainStay Mid Cap Opportunity Fund, MainStay Small Cap Opportunity Fund and MainStay Balanced Fund until December 12, 2000, Towneley Capital Management, Inc. ("Towneley") served as investment adviser for such Funds. On December 12, 2000, Towneley sold certain segments of its portfolio management businesses including the business, operations and activities of Towneley relating to the provision of investment advisory services to certain institutional and private accounts and to these Funds, to New York Life Investment Management Holdings LLC (the "Transaction"). As a result of the Transaction, NYLIM replaced Towneley as the investment adviser to the MainStay Mid Cap Opportunity Fund, MainStay Small Cap Opportunity Fund and MainStay Balanced Fund beginning December 12, 2000. The Transaction did not result in any increase in advisory fees for any of these Funds.

      The Manager has authorized any of its members, managers, officers and employees who have been elected or appointed as Directors, Trustees or officers of the Company and/or the Trust to serve in the capacities in which they have been elected or appointed.

      Each Management Agreement provides that the Manager shall not be liable to a Fund for any error or judgment by the Manager or for any loss sustained by a Fund except in the case of the Manager's willful misfeasance, bad faith, gross negligence or reckless disregard of duty. Each Management Agreement also provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party upon no more than 60 days' or less than 30 days' written notice.

      In connection with its administration of the business affairs of each of the Funds, and except as indicated in the Prospectus under the heading "Know With Whom You're Investing," the Manager bears the following expenses:

(a) the salaries and expenses of all personnel of the Company, the Trust and the Manager, except the fees and expenses of the Directors not affiliated with the Manager or the Subadvisor;

(b) the fees to be paid to the Subadvisor pursuant to the Sub-Advisory Agreement; and

(c) all expenses incurred by the Manager in connection with administering the ordinary course of the Funds' business, other than those assumed by the Company, or the Trust, as the case may be.

      For its services, each Fund pays the Manager a monthly fee. (See the Prospectus under the heading "Know With Whom You're Investing".)

      For the fiscal years ended October 31, 2004, October 31, 2003, and October 31, 2002, the amount of the management fee paid by the Funds to NYLIM was as follows:

                                          FISCAL YEAR ENDED       FISCAL YEAR ENDED     FISCAL YEAR ENDED
                                          OCTOBER 31, 2004        OCTOBER 31, 2003      OCTOBER 31, 2002
                                          -----------------       -----------------     -----------------
MainStay All Cap Growth Fund                  $2,753,532              $2,772,451            $3,590,751
MainStay All Cap Value Fund                   $1,309,453              $1,323,673            $1,252,115
MainStay Asset Manager Fund                   $1,980,383              $2,348,463            $3,040,104
MainStay Balanced Fund                        $1,960,096              $  888,860            $  544,382
MainStay Cash Reserves Fund                   $2,475,666              $2,839,248            $2,516,324
MainStay Floating Rate Fund (1)               $  689,724                 N/A                   N/A
MainStay Indexed Bond Fund                    $1,174,506              $  861,503            $  507,581
MainStay Intermediate Term Bond Fund          $1,252,713              $1,026,770            $  889,012
MainStay Mid Cap Opportunity Fund             $  190,634              $  435,716            $  527,011
MainStay Short Term Bond Fund                 $  605,154              $  223,513            $  202,470
MainStay Small Cap Opportunity Fund           $2,050,915              $1,219,011             1,284,159
MainStay S&P 500 Index Fund                   $5,750,788              $3,856,021            $3,678,425

(1) The MainStay Floating Rate Fund commenced investment operations on May 3, 2004.

      As of December 12, 2000, the Manager undertook to limit the total expenses of each Fund that is a series of the Trust through December 31, 2002 to that of the twelve months ended December 31, 2000, except that such caps on expenses would not limit increases in transfer agency expenses incurred by the Funds in accordance with the transfer agency arrangements in effect for these Funds prior to December 12, 2000. The Manager has agreed to continue to limit expenses in the same manner on a voluntary basis.

      In addition, NYLIM has agreed to limit certain of the Funds' expenses. In connection with these voluntary expense limitations, NYLIM assumed the following expenses for the fiscal years ended October 31, 2004, October 31, 2003, and October 31, 2002:

                                          FISCAL YEAR ENDED       FISCAL YEAR ENDED     FISCAL YEAR ENDED
                                           OCTOBER 31, 2004        OCTOBER 31, 2003      OCTOBER 31, 2002
                                          -----------------       -----------------     -----------------
MainStay All Cap Growth Fund                 $  194,726               $  308,733            $  396,334
MainStay All Cap Value Fund                  $  183,259               $  261,135            $  265,890
MainStay Asset Manager Fund                  $  648,477               $  824,308            $  517,847
MainStay Balanced Fund                          N/A                   $   51,032            $   45,677
MainStay Cash Reserves Fund                  $  516,731               $  587,013            $  580,230
MainStay Floating Rate Fund (1)                 N/A                      N/A                    N/A
MainStay Indexed Bond Fund                   $  370,987               $  317,065            $  240,358
MainStay Intermediate Term Bond Fund         $  302,744               $  211,423            $  191,950
MainStay Mid Cap Opportunity Fund            $  126,156               $  115,167            $   70,343
MainStay Short Term Bond Fund                $  181,458               $  140,658            $  121,633
MainStay Small Cap Opportunity Fund             N/A                   $   90,559            $   11,691
MainStay S&P 500 Index Fund                  $3,188,303               $2,414,940            $2,166,974

(1) The MainStay Floating Rate Fund commenced investment operations on May 3, 2004.

SUB-ADVISORY AGREEMENT

      Pursuant to the Sub-Advisory Agreements between the Manager and the Subadvisor, regarding the MainStay Intermediate Term Bond Fund, MainStay All Cap Growth Fund, MainStay Short Term Bond Fund and MainStay All Cap Value Fund, and subject to the supervision of the Board and the Manager in conformity with the stated policies of these Funds, the Subadvisor manages such Funds' portfolios, including the purchase, retention, disposition and loan of securities. As compensation for service, the Manager, and not the Funds, pays the Subadvisor a monthly fee calculated on the basis of each of the following Fund's average daily net assets at the following annual rates:

         FUND                            PERCENTAGE OF AVERAGE DAILY NET ASSETS
------------------------------------     --------------------------------------
MainStay All Cap Growth Fund                         0.25%
MainStay All Cap Value Fund                          0.25%
MainStay Intermediate Term Bond Fund                 0.20%
MainStay Short Term Bond Fund                        0.15%

      The Directors, including the Independent Directors, initially approved the Sub-Advisory Agreements at in-person meetings held September 9, 1997 and December 5, 2000. The Sub-Advisory Agreements remained in effect for two years following their respective effective dates, and continue in effect thereafter only if such continuance is specifically approved at least annually by the Board or by a vote of a majority of the outstanding voting securities of each of these Funds (as defined in the 1940 Act and the rules thereunder) and, in either case, by a majority of the Directors who are not "interested persons" (as the term is defined in the 1940 Act) of the Company, the Manager, or the Subadvisor. Prior to January 2, 2001, the Company's Funds were managed by MainStay Management LLC; the MainStay Indexed Bond Fund, the MainStay S&P 500 Index Fund and the MainStay Asset Manager Fund were sub-advised by Monitor; and the MainStay Cash Reserves Fund was sub-advised by NYLIM. On January 2, 2001, NYLIM replaced MainStay Management LLC as Manager pursuant to a substitution agreement and these Funds since that date have been advised by NYLIM directly, without a Subadvisor.

      The Subadvisor has authorized any of its directors, officers and employees who have been elected or appointed as Directors or officers of the Company or Trustees or officers of the Trust to serve in the capacities in which they have been elected or appointed. In connection with the services it renders, the Subadvisor bears the salaries and expenses of all of its personnel.

      The Sub-Advisory Agreements provide that the Subadvisor shall not be liable to a Fund for any error of judgment by the Subadvisor or for any loss sustained by a Fund except in the case of the Subadvisor's willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Sub-Advisory Agreements also provide that they shall terminate automatically if assigned and that they may be terminated without penalty by either party upon no more than 60 days' or less than 30 days' written notice.

      For the fiscal years ended October 31, 2004, October 31, 2003, and October 31, 2002, the amount of the Sub-Advisory fees paid by NYLIM to MacKay Shields for the applicable Funds was as follows:

                                          FISCAL YEAR ENDED      FISCAL YEAR ENDED       FISCAL YEAR ENDED
         FUND                              OCTOBER 31, 2004      OCTOBER 31, 2003        OCTOBER 31, 2002
------------------------------------      -----------------      ----------------        ----------------
MainStay All Cap Growth Fund                   $660,614               $679,233               $1,056,103
MainStay All Cap Value Fund                    $319,577               $327,912               $  368,269
MainStay Intermediate Term Bond Fund           $286,877               $227,570               $  237,070
MainStay Short Term Bond Fund                  $151,289               $ 46,454               $   50,617

DISTRIBUTION AGREEMENT


      NYLIFE Distributors LLC, a corporation organized under the laws of Delaware, serves as the distributor and principal underwriter (the "Distributor") of each Fund's shares pursuant to a Distribution Agreement, dated January 1, 1994. Prior to that time, NYLIFE Securities Inc. ("NYLIFE Securities"), an affiliated company, had acted as principal underwriter. NYLIFE Securities currently sells shares of the Funds pursuant to a dealer agreement with the Distributor. The Distributor is not obligated to sell any specific amount of the Company's or Trust's shares, and receives no compensation from the Company or the Trust under the Distribution Agreement. The Distributor, at its own expense, also may, from time to time, provide promotional incentives to dealers who sell Fund shares.

    The Distribution Agreement is subject to annual approval by the Board. The Distribution Agreement is terminable with respect to a Fund at any time, without payment of a penalty, by vote of a majority of the Independent Board Members upon 60 days' written notice to the Distributor, by vote of a majority of the outstanding voting securities of that Fund, upon 60 days' written notice to the Distributor, or by the Distributor, upon not less than 60 days' written notice to the Company and/or Trust. The Distribution Agreement will terminate in the event of its assignment.

    The shares of each Fund are offered continuously, although each Fund reserves the right to suspend or terminate such offering at any time. The Distribution Agreement for the Funds was most recently approved by the Board, including a majority of the Independent Board Members at a meeting held on March 1, 2004.


DISTRIBUTION PLANS

    The Board has adopted with respect to each of the Funds separate plans of distribution pursuant to Rule 12b-1 under the 1940 Act for Class A, Class B, Class C and Class R2 shares of each Fund (the "Class A Plans," the "Class B Plans," the "Class C Plans," the "Class R2 Plans," and, collectively, the "12b-1 Plans"). Only certain Funds currently offer Class A, Class B, Class C and Class R2 shares. Under the 12b-1 Plans, a class of shares of a Fund pays distribution and/or service fees to the Distributor as compensation for distribution and/or service activities related to that class of shares and its shareholders. Because these fees are paid out of a Fund's assets on an on-going basis, over time these fees will increase the cost of an investment and may cost a shareholder more than paying other types of sales charges. Each 12b-1 Plan provides that the distribution and/or service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor. Authorized distribution expenses include the Distributor's interest expense and profit. The Distributor anticipates that its actual expenditures will substantially exceed the distribution fee received by it during the early years of the operation of a 12b-1 Plan. For example, the Distributor will advance to dealers who sell Class B shares of the Funds an amount equal to 4% of the aggregate NAV of the shares sold. Dealers meeting certain criteria established by the Distributor, which may be changed from time to time, may receive additional compensation. In addition, with respect to Class A and Class B shares, the Distributor may pay dealers an ongoing annual service fee equal to 0.25% of the aggregate NAV of shares held by investors serviced by the dealer. With regard to Class B shares that are converted to Class A shares, the Manager may continue to pay the amount of the annual service fee to dealers after any such conversion.

    The Distributor will advance to dealers who sell Class C shares of the Funds an amount equal to 1% of the aggregate NAV of the shares sold. In addition, the Distributor may make payments quarterly to dealers in an amount up to 1.00% on an annualized basis of the average NAV of the Class C shares that are attributable to shareholders for whom the dealers are designated as dealers of record.

    In later years, its expenditures may be less than the distribution fee, thus enabling the Distributor to realize a profit in those years.

    If a 12b-1 Plan for the Funds is terminated, the Funds will owe no payments to the Distributor other than fees accrued but unpaid on the termination date. Each 12b-1 Plan may be terminated only by specific action of the Board of Trustees or shareholders.

    12b-1 Plan revenues may be used to reimburse third parties that provide various services to shareholders who are participants in various retirement plans. These services include aggregating and processing purchase and redemption orders for participant shareholders, processing dividend payments, forwarding shareholder communications, and recordkeeping. Persons selling or servicing different classes of shares of the Funds may receive different compensation with respect to one particular class of shares as opposed to another in the same Fund. The Distributor, at its expense, also may from time to time provide additional promotional incentives to dealers who sell Fund shares.

    Under the Class A Plans, Class A shares of a Fund pay the Distributor a monthly fee at the annual rate of 0.25% of the average daily net assets of each Fund's Class A shares for distribution or service activities, as designated by the Distributor.

      Under the current Class B Plans, a Fund's Class B shares pay a monthly distribution fee to the Distributor at the annual rate of 0.75% of the average daily net assets attributable to that Fund's Class B shares. Pursuant to the Class B Plan, the Class B shares also pay a service fee to the Distributor at the annual rate of 0.25% of the average daily net assets of a Fund's Class B shares.

      Under the Class C Plans, a Fund's Class C shares pay a monthly distribution fee to the Distributor at the annual rate of 0.75% of the average daily net assets attributable to that Fund's Class C shares. Pursuant to the Class C Plans, the Class C shares also pay a service fee to the Distributor at the annual rate of 0.25% of the average daily net assets of a Fund's Class C shares.

      Under the Class R2 Plans, Class R2 shares of a Fund pay the Distributor a monthly fee at the annual rate of 0.25% of the average daily net assets of that Fund's Class R2 shares for distribution or service activities, as designated by the Distributor.

      Each 12b-1 Plan shall continue in effect from year to year, provided such continuance is approved at least annually by the Board or by a vote of a majority of the outstanding voting securities of each of the Funds (as defined in the 1940 Act and the rules thereunder) and, in either case, by a majority of the Independent Board Members. No 12b-1 Plan may be amended to increase materially the amount to be spent for the services described therein without approval of the shareholders of the affected class of shares of a Fund, and all material amendments of a 12b-1 Plan must also be approved by the Board in the manner described above. Each 12b-1 Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Board Members, or by a vote of a majority of the outstanding voting securities of the affected Fund (as defined in the 1940 Act) on not more than 30 days' written notice to any other party to the 12b-1 Plan. So long as any 12b-1 Plan is in effect, the selection and nomination of Board Members who are not such interested persons has been committed to those Board Members who are not such interested persons. Pursuant to each 12b-1 Plan, the Distributor shall provide the Company and the Trust for review by the Board, and the Board shall review at least quarterly, a written report of the amounts expended under each 12b-1 Plan and the purpose for which such expenditures were made. In the Board's quarterly review of each 12b-1 Plan, they will consider its continued appropriateness and the level of compensation provided therein. The Board Members have determined that, in their judgment, there is a reasonable likelihood that each 12b-1 Plan will benefit the respective Fund and its shareholders.

      Pursuant to Conduct Rule 2830 of the National Association of Securities Dealers, Inc., the amount which a Fund may pay for distribution expenses, excluding service fees, is limited to 6.25% of the gross sales of the Fund's shares since inception of the Fund's Plan, plus interest at the prime rate plus 1% per annum (less any contingent deferred sales charges paid by shareholders to the Distributor or distribution fee (other than service fees) paid by the Funds to the Distributor).

      The Class A, Class B, Class C and Class R2 shares of the Funds were first offered on January 1, 2004.

      For the fiscal year ended October 31, 2004, the Funds paid distribution and service fees pursuant to the Class A, Class B, Class C and Class R2 Plans as follows:


                                  FISCAL YEAR ENDED 10/31/04
-----------------------------------------------------------------------------------------------
                                        AMOUNT OF                       AMOUNT       AMOUNT OF
                                           FEE         AMOUNT OF        OF FEE          FEE
                                        PURSUANT TO       FEE          PURSUANT      PURSUANT TO
                                         CLASS A      PURSUANT TO     TO CLASS C      CLASS R2
          FUND                            PLAN*       CLASS B PLAN       PLAN          PLAN
------------------------------------    -----------   ------------    ----------     ----------
MainStay All Cap Growth Fund            $   29,414     $   13,112     $    2,096            N/A
MainStay All Cap Value Fund             $   18,343     $   14,984     $    3,763            N/A
MainStay Asset Manager Fund             $  112,412     $   83,284     $   13,629            N/A
MainStay Balanced Fund                  $  131,192     $  224,718     $  101,924     $   11,181
MainStay Floating Rate Fund             $  189,697     $  138,248     $  247,328            N/A
MainStay Indexed Bond Fund              $  102,541            N/A            N/A            N/A
MainStay Intermediate Term Bond Fund    $   16,432     $   14,468     $    4,976            N/A
MainStay Mid Cap Opportunity Fund       $    5,692     $   19,663     $   17,337            N/A
MainStay Short Term Bond Fund           $   14,978            N/A            N/A            N/A
MainStay Small Cap Opportunity Fund     $   18,766     $   58,766     $   19,248            N/A
MainStay S&P 500 Index Fund             $  608,220            N/A            N/A            N/A


* Includes service fee of Service Class closed in January 2004.

      For the fiscal year ended October 31, 2004, NYLIFE Distributors retained the following amounts of sales charges, including CDSC, for Class A shares of the Funds:

              FUND                                     YEAR ENDED OCTOBER 31, 2004
------------------------------------                   ---------------------------
MainStay All Cap Growth Fund                                  $    8,472
MainStay All Cap Value Fund                                   $    9,807
MainStay Asset Manager Fund                                   $   66,836
MainStay Balanced Fund                                        $  195,549
MainStay Floating Rate Fund                                   $   87,983
MainStay Indexed Bond Fund                                    $    2,867
MainStay Intermediate Term Bond Fund                          $    5,234
MainStay Mid Cap Opportunity Fund                             $   18,903
MainStay Short Term Bond Fund                                 $    3,585
MainStay Small Cap Opportunity Fund                           $   40,819
MainStay S&P 500 Index Fund                                   $   24,290

      For the fiscal year ended October 31, 2004, contingent deferred sales charges were paid by investors on the redemption of Class B shares of each Fund, as follows:

          FUND                                   YEAR ENDED OCTOBER 31, 2004
------------------------------------             ---------------------------
MainStay All Cap Growth Fund                              $    1,236
MainStay All Cap Value Fund                               $    1,099
MainStay Asset Manager Fund                               $   10,553
MainStay Balanced Fund                                    $   32,801
MainStay Floating Rate Fund                               $   15,058
MainStay Intermediate Term Bond Fund                      $      201
MainStay Mid Cap Opportunity Fund                         $    1,369
MainStay Small Cap Opportunity Fund                       $    8,887

      For the fiscal year ended October 31, 2004, contingent deferred sales charges were paid by investors on the redemption of Class C shares of each Fund, as follows:

            FUND                                  YEAR ENDED OCTOBER 31, 2004
------------------------------------             ---------------------------
MainStay All Cap Growth Fund                               $      217
MainStay All Cap Value Fund                                $    1,031
MainStay Asset Manager Fund                                $      799
MainStay Balanced Fund                                     $    5,555
MainStay Floating Rate Fund                                $   10,657
MainStay Intermediate Term Bond Fund                       $      360
MainStay Mid Cap Opportunity Fund                          $      450
MainStay Small Cap Opportunity Fund                        $      471

      For the fiscal year ended October 31, 2004, it is estimated that the following amounts were spent for distribution-related activities with respect to the Class A shares of each Fund:

                           CLASS A EXPENSE CATEGORIES
                      NOVEMBER 1, 2003 TO OCTOBER 31, 2004

                                                                                                                     APPROXIMATE
                                                                                                                       TOTAL
                                                                                                                       AMOUNT
                                     PRINTING AND                                                                     SPENT BY
                                        MAILING                                                                        NYLIFE
                           SALES     PROSPECTUSES   COMPENSATION                                                    DISTRIBUTOR
                          MATERIAL     TO OTHER          TO         COMPENSATION    COMPENSATION                        WITH
                            AND      THAN CURRENT   DISTRIBUTION      TO  SALES       TO BROKER                      RESPECT TO
                        ADVERTISING  SHAREHOLDERS     PERSONNEL       PERSONNEL        DEALERS         OTHER*           FUND
                       ------------  ------------  --------------  --------------  --------------  --------------  --------------
All Cap Growth         $   1,561.00  $   1,700.36  $    35,538.16  $    47,785.76  $    27,020.78  $    25,597.76  $   139,203.82
All Cap Value          $   1,777.26  $   1,094.73  $    40,461.51  $    52,878.99  $    37,981.87  $    29,144.00  $   163,338.37
Floating Rate          $  32,770.23  $  26,313.97  $   746,054.59  $   341,918.10  $   974,780.56  $   537,375.30  $ 2,659,212.75
Mid Cap Core           $     842.52  $       0.00  $    19,181.10  $    23,051.00  $    10,544.00  $    13,815.95  $    67,434.57
Mid Cap Opportunity    $   3,248.16  $     397.88  $    73,948.30  $    56,736.28  $    72,598.11  $    53,264.18  $   260,192.91
S&P 500 Index          $  10,454.32  $  35,780.88  $   238,005.38  $   263,748.24  $   467,727.25  $   171,432.78  $ 1,187,148.85
Small Cap Opportunity  $   7,454.33  $   1,273.89  $   169,707.04  $   134,551.38  $   164,607.27  $   122,238.20  $   599,832.11
Indexed Bond           $   1,933.31  $   6,131.38  $    44,014.26  $    21,176.62  $   133,293.96  $    31,703.01  $   238,252.54
Intermediate Term Bond $   1,095.06  $     963.22  $    24,930.32  $    24,136.41  $    43,328.92  $    17,957.05  $   112,410.98
Short Term Bond        $   1,079.87  $   1,021.68  $    24,584.47  $    27,567.38  $    21,980.49  $    17,707.94  $    93,941.82
Asset Manager          $  11,162.29  $   6,685.66  $   254,123.22  $   247,720.06  $   263,186.40  $   183,042.29  $   965,919.92
Balanced               $  34,798.51  $   8,528.22  $   792,230.88  $   458,349.40  $   956,549.16  $   570,635.60  $ 2,821,091.80
Gross Totals           $ 108,176.86  $  89,891.89  $ 2,462,779.22  $ 1,699,619.62  $ 3,173,598.77  $ 1,773,914.07  $ 9,307,980.43

* Includes travel, telephone, postage, training material and other miscellaneous expenses.

      For the fiscal year ended October 31, 2004, it is estimated that the following amounts were spent for distribution-related activities with respect to the Class B shares of each Fund:

                           CLASS B EXPENSE CATEGORIES
                      NOVEMBER 1, 2003 TO OCTOBER 31, 2004

                                                                                                                     APPROXIMATE
                                                                                                                       TOTAL
                                                                                                                       AMOUNT
                                     PRINTING AND                                                                     SPENT BY
                                        MAILING                                                                        NYLIFE
                           SALES     PROSPECTUSES   COMPENSATION                                                    DISTRIBUTOR
                          MATERIAL     TO OTHER          TO         COMPENSATION    COMPENSATION                        WITH
                            AND      THAN CURRENT   DISTRIBUTION      TO  SALES       TO BROKER                      RESPECT TO
                        ADVERTISING  SHAREHOLDERS     PERSONNEL       PERSONNEL        DEALERS         OTHER*           FUND
                       ------------  ------------  --------------  --------------  --------------  --------------  --------------
All Cap Growth         $   1,745.19  $     229.37  $    39,731.35  $    56,872.14  $    14,030.87  $    28,618.08  $   141,227.00
All Cap Value          $   1,443.40  $     262.08  $    32,860.72  $    46,840.39  $    12,645.98  $    23,669.23  $   117,721.79
Floating Rate          $   7,520.04  $   4,788.96  $   171,203.01  $   119,947.30  $   203,289.94  $   123,315.73  $   630,064.98
Mid Cap Core           $     481.13  $       0.00  $    10,953.54  $    18,085.12  $     2,388.10  $     7,889.72  $    39,797.62
Mid Cap Opportunity    $   1,713.18  $     344.32  $    39,002.68  $    43,090.79  $    27,796.63  $    28,093.22  $   140,040.83
S&P 500 Index          $       0.00  $       0.00  $         0.00  $         0.00  $         0.00  $         0.00  $         0.00
Small Cap Opportunity  $   4,460.23  $   1,027.69  $   101,542.73  $   127,317.34  $    59,057.67  $    73,140.17  $   366,545.83
Indexed Bond           $       0.00  $       0.00  $         0.00  $         0.00  $         0.00  $         0.00  $         0.00
Intermediate Term Bond $     578.15  $     252.54  $    13,162.20  $    17,862.33  $     7,990.13  $     9,480.59  $    49,325.94
Short Term Bond        $       0.00  $       0.00  $         0.00  $         0.00  $         0.00  $         0.00  $         0.00
Asset Manager          $   8,969.39  $   1,456.06  $   204,199.23  $   254,528.40  $   111,690.40  $   147,082.56  $   727,926.04
Balanced               $  23,796.23  $   3,933.45  $   541,750.36  $   431,508.80  $   545,100.92  $   390,217.11  $ 1,936,306.86
Gross Totals           $  50,706.94  $  12,294.47  $ 1,154,405.81  $ 1,116,052.61  $   983,990.64  $   831,506.41  $ 4,148,956.88

* Includes travel, telephone, postage, training material and other miscel laneous expenses.

      For the fiscal year ended October 31, 2004, it is estimated that the following amounts were spent for distribution-related activities with respect to the Class C shares of each Fund:

                           CLASS C EXPENSE CATEGORIES
                      NOVEMBER 1, 2003 TO OCTOBER 31, 2004

                                            PRINTING AND
                                              MAILING
                                          PROSPECTUSES TO    COMPENSATION TO
                        SALES MATERIAL   OTHER THAN CURRENT    DISTRIBUTION   COMPENSATION TO  COMPENSATION TO
                        AND ADVERTISING     SHAREHOLDERS        PERSONNEL     SALES PERSONNEL   BROKER DEALERS    OTHER*
                        ---------------  ------------------  ---------------  ---------------  ---------------  -----------
All Cap Growth          $        117.73  $            36.67  $      2,680.16  $      2,025.81  $      2,880.77  $  1,930.49
All Cap Value           $        215.34  $            65.77  $      4,902.38  $      3,268.31  $      5,553.63  $  3,531.13
Floating Rate           $     17,537.82  $         8,591.61  $    399,269.98  $     79,642.42  $    662,075.67  $287,589.98
Mid Cap Core            $         40.27  $             0.00  $        916.82  $      1,078.20  $        590.43  $    660.38
Mid Cap Opportunity     $      1,148.18  $           303.46  $     26,139.72  $      3,149.14  $     42,896.10  $ 18,828.17
S&P 500 Index           $          0.00  $             0.00  $          0.00  $          0.00  $          0.00  $      0.00
Small Cap Opportunity   $      1,212.96  $           337.01  $     27,614.62  $      5,701.76  $     43,516.98  $ 19,890.52
Indexed Bond            $          0.00  $             0.00  $          0.00  $          0.00  $          0.00  $      0.00
Intermediate Term Bond  $        237.34  $            86.87  $      5,403.34  $      4,836.44  $      4,715.30  $  3,891.97
Short Term Bond         $          0.00  $             0.00  $          0.00  $          0.00  $          0.00  $      0.00
Asset Manager           $        745.91  $           238.21  $     16,981.66  $     13,450.49  $     17,161.06  $ 12,231.71
Balanced                $      6,487.62  $         1,784.26  $    147,698.68  $     37,368.58  $    229,185.05  $106,385.81
Gross Totals            $     27,743.17  $        11,443.85  $    631,607.37  $    150,521.15  $  1,008,574.99  $454,940.17

                           APPROXIMATE
                              TOTAL
                              AMOUNT
                             SPENT BY
                              NYLIFE
                           DISTRIBUTOR
                               WITH
                            RESPECT TO
                               FUND
                          -------------
All Cap Growth            $    9,671.63
All Cap Value             $   17,536.56
Floating Rate             $1,454,707.47
Mid Cap Core              $    3,286.10
Mid Cap Opportunity       $   92,464.77
S&P 500 Index             $        0.00
Small Cap Opportunity     $   98,273.86
Indexed Bond              $        0.00
Intermediate Term Bond    $   19,171.26
Short Term Bond           $        0.00
Asset Manager             $   60,809.05
Balanced                  $  528,910.01
Gross Totals              $2,284,830.70

* Includes travel, telephone, postage, training material and other miscellaneous expenses.

      For the fiscal year ended October 31, 2004, it is estimated that the following amounts were spent for distribution-related activities with respect to the Class R2 shares of each Fund:

                           CLASS R2 EXPENSE CATEGORIES
                      NOVEMBER 1, 2003 TO OCTOBER 31, 2004

                                            PRINTING AND
                                              MAILING
                                          PROSPECTUSES TO    COMPENSATION TO
                        SALES MATERIAL   OTHER THAN CURRENT    DISTRIBUTION   COMPENSATION TO  COMPENSATION TO
                        AND ADVERTISING     SHAREHOLDERS        PERSONNEL     SALES PERSONNEL   BROKER DEALERS    OTHER*
                        ---------------  ------------------  ---------------  ---------------  ---------------  -----------
All Cap Growth                     -                    -                -                -                -              -
All Cap Value                      -                    -                -                -                -              -
Floating Rate                      -                    -                -                -                -              -
Mid Cap Core                       -                    -                -                -                -              -
Mid Cap Opportunity                -                    -                -                -                -              -
S&P 500 Index                      -                    -                -                -                -              -
Small Cap Opportunity              -                    -                -                -                -              -
Indexed Bond                       -                    -                -                -                -              -
Intermediate Term Bond             -                    -                -                -                -              -
Short Term Bond                    -                    -                -                -                -              -
Asset Manager                      -                    -                -                -                -              -
Balanced                     $827.46              $786.02       $18,838.04          $122.00       $32,852.82     $13,568.84
Gross Totals                 $827.46              $786.02       $18,838.04          $122.00       $32,852.82     $13,568.84

                           APPROXIMATE
                              TOTAL
                              AMOUNT
                             SPENT BY
                              NYLIFE
                           DISTRIBUTOR
                               WITH
                            RESPECT TO
                               FUND
                          -------------
All Cap Growth                      -
All Cap Value                       -
Floating Rate                       -
Mid Cap Core                        -
Mid Cap Opportunity                 -
S&P 500 Index                       -
Small Cap Opportunity               -
Indexed Bond                        -
Intermediate Term Bond              -
Short Term Bond                     -
Asset Manager                       -
Balanced                   $66,995.17
Gross Totals               $66,995.17

* Includes travel, telephone, postage, training material and other miscellaneous expenses.

SHAREHOLDER SERVICES PLAN; SERVICE FEES

      The Board has adopted a separate shareholder services plan with respect to the Class R1 and Class R2 shares of the Funds (each a "Services Plan"). Only certain Funds currently offer Class R1 and R2 shares. Under the terms of the Class R1 and R2 Services Plans, each Fund is authorized to pay to NYLIM, its affiliates or independent third-party service providers, as compensation for services rendered by NYLIM to shareholders of the Class R1 and Class R2 shares, in connection with the administration of plans or programs that use Fund shares as their funding medium a shareholder servicing fee at the rate of 0.10% on an annual basis of the average daily net assets of the Class R1 and Class R2 shares.

      Under the terms of the Services Plan, each covered Fund may pay for personal services or account maintenance services, including assistance in establishing and maintaining shareholder accounts, processing purchase and redemption orders, communicating periodically with shareholders and assisting shareholders who have questions or other needs relating to their account. With respect to the Class R2 shares, these services are in addition to those services that may be provided under the Class R2 12b-1 plan. Because service fees are ongoing, over time they will increase the cost of an investment in a Fund and may cost more than other types of sales charges.

      Each Services Plan provides that it may not take effect until approved by vote of a majority of both (i) the Board and (ii) the Independent Board Members. Each Services Plan provides that it shall continue in effect so long as such continuance is specifically approved at least annually by the Board and the Independent Board Members.

      Each Services Plan provides that it may not be amended to materially increase the costs which holders of Class R1 and Class R2 shares of a Fund may bear under the Services Plan without the approval of a majority of both (i) the Board and (ii) the Independent Board Members, cast in person at a meeting called for the purpose of voting on such amendments.

      Each Services Plan provides that the Manager shall provide to the Board, and the Board shall review at least quarterly, a written report of the amounts expended in connection with the performance of service activities, and the purposes for which such expenditures were made.

                            PURCHASES AND REDEMPTIONS

      Purchases and redemptions for Class A, Class B, Class C, Class I, Class R1, and Class R2 shares are discussed in the Prospectus under the heading "Shareholder Guide," and that information is incorporated herein by reference.

      Certain clients of the Manager and the Subadvisor may purchase shares of a Fund with liquid assets with a value which is readily ascertainable (and not established only by evaluation procedures) as evidenced by a listing on a bona fide domestic or foreign exchange and which would be eligible for purchase by the Fund (consistent with such Fund's investment policies and restrictions). These transactions will be effected only if the Fund's Manager or Subadvisor intends to retain the security in the Fund as an investment. Assets so purchased by a Fund will be valued in generally the same manner as they would be valued for purposes of pricing the Fund's shares, if such assets were included in the Fund's assets at the time of the purchase. The Fund reserves the right to amend or terminate this practice at any time.

      The net asset value per share of each Fund is determined on each day the New York Stock Exchange is open for trading. (See "Net Asset Value" below.) Shares of each Fund are redeemable at net asset value, at the option of the Fund's shareholders.

      The Funds reserve the right to suspend or postpone redemptions during any period when: (a) trading on the New York Stock Exchange is restricted, as determined by the SEC, or that Exchange is closed for other than customary weekend and holiday closings; (b) the SEC has by order permitted such suspension; or (c) an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of one or more of the Funds not reasonably practicable.

      For shares of the Company's Funds redeemed within any 90-day period, each Fund reserves the right to pay the shareholder a maximum of $250,000 in cash, or cash equal to 1% of the Fund's net assets, whichever is less. To protect the remaining shareholders in the Fund, anything redeemed above this amount may not be paid in cash, but could be paid entirely, or in part, in the same kinds of securities held by the Fund. These securities would be valued at the same value that was assigned to them in calculating the net asset value of the shares redeemed. Even though it is highly unlikely that shares would ever actually be redeemed in kind, shareholders would probably have to pay transaction costs to sell the securities distributed to you, should such a distribution occur.

      The Trust has filed a formal election with the SEC pursuant to which the Trust will only effect a redemption in portfolio securities if the particular shareholder of record is redeeming more than $250,000 or 1% of a Fund's total net assets, whichever is less, during any 90-day period. In the opinion of the Trust's management, however, the amount of a redemption request would have to be significantly greater than $250,000 or 1% of a Fund's total net assets before a redemption wholly or partly in portfolio securities would be made. Payment of the redemption price for the shares redeemed may be made either in cash or in portfolio securities (selected at the discretion of the Trustees and taken at their value used in determining the net asset value per share of the particular
Fund), or partly in cash and partly in portfolio securities. Payments will be made in cash unless the Trustees determine that making cash payments would be detrimental to the best interests of the Trust. If payment for shares redeemed is made wholly or partly in portfolio securities, brokerage costs may be incurred by the investor in converting the securities to cash. The Trust will not distribute in kind portfolio securities that are not readily marketable.

      Certain of the Funds have entered into a committed line of credit with The Bank of New York, as agent, and various other lenders, from whom a Fund may borrow up to 5% of its net assets in order to honor redemptions. The credit facility is expected to be utilized in periods when the Funds experience unusually large or unanticipated redemption requests.

                      PROXY VOTING POLICIES AND PROCEDURES

      It is the Funds' policy that proxies received by the Funds are voted in the best interests of the Funds' shareholders. The Board of the Funds has adopted Proxy Voting Policies and Procedures for the Funds that delegate all responsibility for voting proxies received relating to the Funds' portfolio securities to the Manager, subject to the oversight of the Board. The Manager has adopted its own Proxy Voting Policies and Procedures in order to assure that proxies voted on behalf of the Funds are voted in the best interests of the Funds and their shareholders. Where the Funds have retained the services of a Subadvisor to provide day-to-day portfolio management for a Fund, the Manager may delegate proxy voting authority to the Subadvisor; provided that, as specified in the Manager's Proxy Voting Policies and Procedures, the Subadvisor either (1) follows the Manager's Proxy Voting Policy and the Funds' Procedures; or (2) has demonstrated that its proxy voting policies and procedures are consistent with the Manager's Proxy Voting Policies and Procedures or are otherwise implemented in the best interests of the Manager's clients and appear to comply with governing regulations. The Funds may revoke all or part of this delegation (to the Manager and/or Subadvisor as applicable) at any time by a vote of the Board.

      MANAGER'S PROXY VOTING GUIDELINES. To assist the Manager in approaching proxy voting decisions for the Funds and its other clients, the Manager has adopted proxy voting guidelines ("Guidelines") with respect to certain recurring issues. These Guidelines are reviewed on an annual basis by the Manager's Proxy Voting Committee and revised when the Proxy Voting Committee determines that a change is appropriate. The Manager has selected Institutional Shareholder Services ("ISS") - an unaffiliated third-party proxy research and voting service
- to assist it in researching and voting proxies. With respect to each proxy received, ISS researches the proxy and provides a recommendation to the Manager as to how to vote on each issue based on its research of the individual facts and circumstances of the proxy issue and its application of its research findings to the Guidelines. The Funds' portfolio managers (or other designated personnel) have the ultimate responsibility to accept or reject any ISS proxy voting recommendation ("Recommendation"). The Manager will memorialize the basis for any decision to override a Recommendation, to abstain from voting, and to resolve any conflicts as further discussed below. In addition, the Manager may choose not to vote a proxy if the cost of voting outweighs the possible benefit; if the vote would have an indeterminable or insignificant effect on the client's economic interests or the value of the portfolio holding; or if a jurisdiction imposes share blocking restrictions.

      The following examples illustrate the Manager's Guidelines with respect to certain typical proxy votes. This summary is not an exhaustive list of all the issues that may arise or of all matters addressed in the Guidelines, and whether the Manager supports or opposes a proposal will depend upon the specific facts and circumstances described in the proxy statement and other available information.

      Board of Directors. The Manager will vote on director nominees in an uncontested election on a case-by-case basis, examining such factors as the composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chairman also serves as CEO, and whether a retired CEO sits on the board. In a contested election of directors, the Manager will evaluate the nominees based on such factors as the long-term financial performance of the target company relative to its industry; management's track record; background to the proxy contest; qualifications of director nominees (both slates); and evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions. The Manager generally supports proposals to fix the board size or designate a range for the board size, proposals to repeal classified boards or elect all directors annually. The Manager also supports proposals seeking that a majority or more of the board be independent. The Manager generally votes against shareholder proposals to impose a mandatory retirement age for outside directors.

      Antitakeover Defenses and Voting Related Issues. The Manager generally evaluates advance notice proposals on a case-by-case basis, supporting proposals that allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible. The Manager generally supports shareholder proposals that ask a company to submit its poison pill for shareholder ratification; proposals to allow or make easier shareholder action by written consent; and proposals to lower supermajority vote requirements. The Manager generally votes against proposals to restrict or prohibit shareholder ability to call special meetings of shareholder and proposals giving the board exclusive authority to amend the bylaws.

      Capital Structure. Generally, votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis using a model developed by ISS. The Manager will generally vote for proposals to create a new class of nonvoting or subvoting common stock if it is intended for financing purposes with minimal or no dilution to current shareholders and if it is not designed to preserve the voting power of an insider or significant shareholder. The Manager will generally vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights and against proposals to create a new class of common stock with superior voting rights.

      Executive and Director Compensation. Proposals regarding compensation plans are reviewed on a case-by-case basis using on a methodology focusing on the transfer of shareholder wealth. Generally, the Manager will support proposals seeking additional information regarding compensation, but will vote against proposals, which set absolute levels on compensation or dictate amount or form of compensation.

      Conflicts of Interest. When a proxy presents a conflict of interest, such as when the Manager has actual knowledge of a material business arrangement between a particular proxy issuer or closely affiliated entity and the Manager or an affiliated entity of the Manager, both the Funds' and the Manager's proxy voting policies and procedures mandate that the Manager follow an alternative voting procedure rather than to vote proxies in its sole discretion. In these cases, the Manager may: (1) cause the proxies to be voted in accordance with the recommendations of an independent service provider; (2) notify the Fund's Board, a designated Board committee or a representative of either, of the conflict of interest and seek a waiver of the conflict to permit the Manager to vote the proxies as it deems appropriate and in the best interest of Fund shareholders, under its usual policy; or (3) forward the proxies to the Fund's Board, a designated Board committee or a representative of either, so that the Board, the committee or the representative may vote the proxies itself. As part of its delegation of proxy voting responsibility to the Manager, the Funds also delegated to the Manager responsibility for resolving conflicts of interest based on the use of acceptable alternative voting procedure such as the one just described. If the Manager chooses to override a voting recommendation made by ISS, the manager's compliance department will review the override prior to voting to determine the existence of any potential conflicts of interest. If the compliance department determines a material conflict may exist, the issue is referred to the

Manager's Proxy Voting Committee who will consider the facts and circumstances and determine whether to allow the override or take other action, such as the alternative voting procedures just mentioned.

      SUBADVISOR PROXY VOTING GUIDELINES. With respect to the All Cap Growth Fund, All Cap Value Fund, Intermediate Term Bond Fund, and Short Term Bond Fund, the Manager has delegated proxy-voting authority to the Fund's Subadvisor, MacKay Shields ("MacKay"). The following describes MacKay Shield's proxy voting policies and procedures.

      MacKay has adopted proxy-voting policies and procedures designed to ensure that where clients have delegated proxy-voting authority to MacKay, all proxies are voted in the best interest of such clients without regard to the interests of MacKay or related parties. When a client retains MacKay, the firm generally determines through its investment management agreement, whether it will vote proxies on behalf of that client. Currently, MacKay uses Institutional Shareholder Services ("ISS") as its third-party proxy voting service provider. If the client appoints MacKay as its proxy-voting agent, the client will also instruct MacKay to vote its proxies in accordance with custom guidelines provided by the client, MacKay's Standard Guidelines (currently the same as the ISS standard guidelines), or in the case of a Taft-Hartley client, in accordance with the ISS Taft-Hartley guidelines. MacKay informs the client's custodian to send all proxies to ISS. MacKay then informs ISS that the client has appointed MacKay as its agent and instructs ISS as to which guidelines to follow.

      Once the appropriate guidelines have been established, each proxy must be voted in accordance with those guidelines unless a MacKay portfolio manager believes that it is in the best interest of the client(s) to vote otherwise. In those exceptional cases, the portfolio manager must draft a written dissent to the voting instruction and submit the dissent to MacKay's Legal/Compliance Department for review. If the Legal/Compliance Department determines that no "Conflict" exists, then the dissent will be approved and ISS will be informed of the voting dissention. All dissenting votes are presented to MacKay's Compliance Committee for further review. If MacKay's General Counsel or Chief Compliance Officer determines that a Conflict exists, the matter will immediately be referred to MacKay's Compliance Committee for consideration. In accordance with Firm procedures in this area, the committee members will consider the matter and resolve the conflict as deemed appropriate under the circumstances.

      The following examples illustrate MacKay's guidelines with respect to certain typical proxy votes. This summary is not an exhaustive list of all the issues that may arise or of all matters addressed in the guidelines, and whether MacKay supports or opposes a proposal will depend upon the specific facts and circumstances described in the proxy statement and other available information.

      - Board of Directors. MacKay will vote on director nominees in an uncontested election on a case-by-case basis, examining such factors as the composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chairman also serves as CEO, and whether a retired CEO sits on the board. In a contested election of directors, MacKay will evaluate the nominees based on such factors as the long-term financial performance of the target company relative to its industry; management's track record; background to the proxy contest; qualifications of director nominees (both slates); and evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions. MacKay generally supports proposals to fix the board size or designate a range for the board size, proposals to repeal classified boards or elect all directors annually. MacKay also supports proposals seeking that a majority or more of the board be independent. MacKay generally votes against shareholder proposals to impose a mandatory retirement age for outside directors.

      - Antitakeover Defenses and Voting Related Issues. MacKay generally evaluates advance notice proposals on a case-by-case basis, supporting proposals that allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible. MacKay generally supports shareholder proposals that ask a company to submit its poison pill for shareholder ratification; proposals to allow or make easier shareholder action by written consent; and proposals to lower supermajority vote requirements. MacKay generally votes against proposals to restrict or prohibit shareholder ability to call special shareholder meetings and proposals giving the board exclusive authority to amend the bylaws.

      - Capital Structure. Generally, votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis using a model developed by ISS. MacKay will generally vote for proposals to create a new class of nonvoting or subvoting common stock if it is intended for financing purposes with minimal or no dilution to current shareholders and if it is not designed to preserve the voting power of an insider or significant shareholder. MacKay will generally vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights and against proposals to create a new class of common stock with superior voting rights.

      - Executive and Director Compensation. Proposals regarding compensation plans are reviewed on a case-by-case basis using a methodology focusing on the transfer of shareholder wealth. Generally, MacKay will support proposals seeking additional information regarding compensation, but will vote against proposals, which set absolute levels on compensation or dictate amount or form of compensation.

      FUNDS' PROXY VOTING RECORD. Each Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX is available on the Funds' website at www.mainstayfunds.com or on the SEC's website at www.sec.gov.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

      The Board has adopted policies and procedures concerning selective disclosure of portfolio holdings of the Funds. Under these policies, the Manager publicly discloses the complete schedule of each Fund's portfolio holdings, as reported at month-end, no earlier than the first business day falling 30 days after the month's end and will publicly disclose each Fund's top ten holdings no earlier than the first business day falling 15 days after the quarter's end. Such information will remain accessible until the next schedule is made publicly available. You may obtain a copy of a Fund's schedule of portfolio holdings or top ten holdings for the most recently completed period by accessing the information on the Funds' website at www.mainstayfunds.com or by calling the Funds at 1-800-MAINSTAY (1-800-624-6782).

      In addition, the Manager may share the Funds' non-public portfolio holdings information with sub-advisers, pricing services and other service providers to the Funds who require access to such information in order to fulfill their contractual duties to the Funds. The Manager may also disclose non-public information regarding a Fund's portfolio holdings information to certain mutual fund analysts and rating and tracking entities, such as Morningstar and Lipper Analytical Services, or to other entities that have a legitimate business purpose in receiving such information on a more frequent basis. Exceptions to the frequency and recipients of the disclosure may be made only with the advance authorization of the Fund's Chief Compliance Officer and the Manager's Chief Investment Officer upon a determination that such disclosure serves a legitimate business purpose and is in the best interests of the Funds and will be reported to the Board of Trustees at the next regularly scheduled board meeting. All non-public portfolio holdings information is provided pursuant to a confidentiality agreement.

      All confidentiality agreements entered into for the receipt of non-public portfolio holdings information must provide, among other things, that the recipient (1) will limit access to the information to its employees and agents who are subject to a duty to keep and treat such information as confidential;
(2) will implement procedures to monitor compliance by its employees with the terms of the confidentiality agreement; and (3) upon written request from the Manager or the Funds, will promptly return or destroy the information.

      Whenever portfolio holdings disclosure made pursuant to these procedures involves a conflict of interest between the Funds' shareholders and the Funds' Manager, Subadvisor, Distributor or any affiliated person of the Funds, the disclosure may not be made unless a majority of the independent trustees or a majority of a board committee consisting solely of independent directors approves such disclosure. The Funds, the Manager and the Subadvisors shall not enter into any arrangement providing for the disclosure of non-public portfolio holding information for the receipt of compensation or benefit of any kind. Any material changes to the policies and procedures for the disclosure of portfolio holdings will be reported to the Board on at least an annual basis.

      PORTFOLIO MANAGERS

      Each Fund's portfolio managers also have responsibility for the day-to-day management of accounts other than the Funds. Information regarding these other accounts, as of December 31, 2004 is set forth below:

                               NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY   NUMBER OF ACCOUNTS AND ASSETS FOR WHICH THE
                                                ACCOUNT TYPE                        ADVISORY FEE IS BASED ON PERFORMANCE
                           --------------------------------------------------  ---------------------------------------------
                FUNDS
              MANAGED BY     REGISTERED     OTHER POOLED                       REGISTERED   OTHER POOLED
 PORTFOLIO    PORTFOLIO      INVESTMENT      INVESTMENT                        INVESTMENT    INVESTMENT
  MANAGER      MANAGER        COMPANY         VEHICLES       OTHER ACCOUNTS     COMPANY       VEHICLES      OTHER ACCOUNTS
-----------  ------------  --------------  ---------------  -----------------  ----------  --------------  -----------------
Claude       Short Term       2 RICs,             0              5 Accounts,        0              0              0
Athaide      Bond Fund     $  807,991,438                   $     549,497,028
Mark C.      Cash                0                0                 0               0        1 Account            0
Boyce        Reserves                                                                      $7,035,000,000
             Fund
Rudy Carryl  All Cap          8 RICs,             0            43 Accounts,         0              0           2 Accounts,
             Growth Fund   $3,672,261,150                   $   2,013,672,297                              $      13,776,044
David        Cash                0                0                 0               0          1 Account          0
Clement      Reserves                                                                      $7,035,000,000
             Fund
Paul         Indexed           1 RIC          2 Accounts            0               0              0            1 Account
Cunningham   Bond Fund     $   97,279,167  $ 1,951,030,121                                                 $  58,837,000,000
Robert Dial  Floating            0                0                 0               0         3 Accounts          0
             Rate Fund                                                                     $  942,662,024
Tony Elavia  Balanced          2 RICs             0                 0               0              0              0
             Fund, Asset   $  368,379,347
             Manager Fund
Gary         Intermediate     6 RICSs,       2 Accounts,       49 Accounts,         0              0           5 Accounts,
Goodenough   Term Bond     $1,315,944,739  $103,806,051.99  $4,808,259,006.82                              $1,131,413,710.48
             Fund, Short
             Term Bond
             Fund
Chris Harms  Intermediate     3 RICs,             0            6 Accounts,          0              0              0
             Term Bond     $1,797,626,413                   $     152,858,326
             Fund
Anthony      Floating            0                0                 0               0         3 Accounts          0
Malloy       Rate Fund                                                                     $  942,662,024
Devon        Asset               0                0                 0               0              0              0
McCormick    Manager Fund
Kathy        Mid Cap          2 RICs              0            14 Accounts          0              0              0
O'Connor     Opportunity   $   31,793,162                   $     441,044,971
             Fund
Francis J.   S&P 500           2 RICs             0             6 Accounts          0              0              0
Ok           Index Fund    $2,105,648,472                   $   1,419,774,087
Richard A.   All Cap          6 RICs,             0            30 Accounts,         0              0           2 Accounts,
Rosen        Value Fund    $2,783,911,244                   $   1,458,236,254                              $     217,647,380
Joan M.      Balanced          2 RICs             0            12 Accounts          0              0              0
Sabella      Fund           $59,181,746                     $     139,728,181
Jeffrey      Mid Cap           2 RICs             0                 0               0              0              0
Sanders      Opportunity    $10,305,428
             Fund
Donald       Indexed           1 RIC          1 Account         5 Accounts          0              0            1 Account
Serek        Bond Fund     $  482.765.898  $   145,256,530  $     988,198,855                              $     803,395,898
Mark T.      All Cap
Spellman     Value Fund
Ed Spelman   All Cap          10 RICs,            0            43 Accounts,         0              0           2 Accounts,
             Growth Fund   $4,616,121,422                   $   2,013,672,297                              $      13,776,044

      Certain portfolio managers who are responsible for managing certain institutional accounts share a performance fee based on the performance of the account. These accounts are distinguishable from the funds because they use techniques that are not permitted for the funds, such as short sales and leveraging. (Note that this conflict only arises with regards to the Funds that have a High Yield component).

      To address potential conflicts of interest between the clients and the Adviser, NYLIM and MacKay Shields LLC has developed Allocation Procedures, a Code of Ethics and Policy and Procedures for Portfolio Management and Trades in Securities, to assist and guide the portfolio managers and other investment personnel when faced with a conflict. Although the Adviser has adopted such policies and procedures to provide for equitable treatment of trading activity and to ensure that investment opportunities are allocated in a manner that is fair and appropriate, it is possible that unforeseen or unusual circumstances may arise that may require different treatment between the Funds and other accounts managed.

      Portfolio Manager Compensation Structure. In an effort to retain key personnel, NYLIM and MacKay Shields LLC has structured compensation plans for portfolio managers and other key personnel that it believes are competitive with other investment management firms.

      NLYIM portfolio managers receive a base pay and an annual incentive based on performance against individual and organizational unit objectives, as well as business unit and overall NYLIM results. The plan is designed to align manager compensation with investors' goals by rewarding portfolio managers who meet the long-term objective of consistent, dependable and superior investment results, measured by the performance of the product(s) under the individual's management. In addition, these employees also participate in a long-term incentive program.

      NYLIM offers an annual incentive plan and a long-term incentive plan. The total dollars available for distribution is equal to the pool generated based on NYLIM's overall company performance. "NYLIM Company Performance" is determined using several key financial indicators, including operating revenue, pre-tax operating income, and net cash flow. The long-term incentive plan, is eligible to senior level employees and is designed to reward profitable growth in Company value. An employee's total compensation package is reviewed periodically to ensure that they are competitive relative to the external marketplace.

      MacKay Shields establishes salaries at competitive levels, verified through industry surveys, to attract and maintain the best professional talent. In addition, an incentive bonus equal to a significant percentage of the firm's pre-tax profits is paid annually to the firm's employees based upon an individual's performance and the profitability of the firm. The bonus generally represents a sizable amount relative to the base salary, and when considered with the base salary, results in a highly attractive level of total cash compensation for the firm's professional employees. Certain other accounts at MacKay pay the firm a fee based on performance, a portion of which forms a part of the bonus pool for all employees. Every MacKay Shields employee participates in the bonus pool. This approach instills a strong sense of commitment on the part of each employee towards the overall success of the firm. There is no difference between the method used in determining a portfolio manager's compensation with respect to a Portfolio and other accounts.

      MacKay Shields offers a Phantom Stock Plan, which enhances the firm's ability to attract, retain, motivate and reward key executives. Awards can be made annually and vesting takes place over a period of several subsequent years. Participation in the Plan by senior professionals is contingent upon the execution of an Executive Employment Agreement.

      As of December 31, 2004, the dollar range of fund securities beneficially owned by each Portfolio Manager in the Fund ($1-$10,000, $10,001-$50,000, $50,000-$100,000, $100,001-$500,000, $500,001-$1,000,000, or over $1,000,000)
was as follows:

PORTFOLIO
 MANAGER                        FUND                   $ RANGE OF OWNERSHIP
----------------  -----------------------------------  --------------------
Claude Athaide                           -                     $0
Mark C. Boyce                            -                     $0

   PORTFOLIO
    MANAGER                      FUND                   $ RANGE OF OWNERSHIP
----------------  ----------------------------------    --------------------
Rudy Carryl       MainStay All Cap Growth Fund           $100,001-$500,000
                  Mainstay Capital Appreciation Fund         $1-$10,000
                  Mainstay Total Return Fund                 $1-$10,000
                  Mainstay Mid Cap Growth Fund               $1-$10,000
David Clement                      -                             $0
Paul Cunningham                    -                             $0
Robert Dial                        -                             $0
Tony Elavia                        -                             $0
Gary Goodenough                    -                             $0
Chris Harms                        -                             $0
Anthony Malloy    MainStay Floating Rate Fund             $10,001-$50,000
Devon McCormick                    -                             $0
Kathy O'Connor    MainStay Small Cap Opportunity Fund     $10,001-$50,000
Francis J. Ok                      -                             $0
Richard A. Rosen  Mainstay All Cap Value Fund            $100,000-$500,000
                  Mainstay Value Fund                    $100,000-$500,000
Joan M. Sabella   MainStay Balanced Fund                  $10,001-$50,000
                  MainStay Small Cap Opportunity Fund     $10,001-$50,000
Jeffrey Sanders   MainStay Small Cap Opportunity Fund    $100,001-$500,000
Donald Serek                       -                             $0
Mark T. Spellman                   -                             $0
Ed Spelman        All Cap Growth Fund                    $100,000-$500,000
                  Mainstay Small Cap Growth Fund         $100,000-$500,000
                  Mainstay Capital Appreciation Fund     $100,000-$500,000
                  Mainstay Total Return Fund                 $1-$10,000


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

      Purchases and sales of securities on a securities exchange are effected by brokers, and the Funds pay a brokerage commission for this service. In transactions on stock exchanges in the United States, these commissions are negotiated, whereas on many foreign stock exchanges these commissions are fixed. In the over-the-counter markets, securities (i.e., municipal bonds, other debt securities, and some equity securities) are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. Transactions in certain over-the-counter securities also may be effected on an agency basis when the total price paid (including commission) is equal to or better than the best total prices available from other sources. In underwritten offerings, securities are usually purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

      In effecting purchases and sales of portfolio securities for the account of a Fund, the Fund's Manager or Subadvisor will seek the best execution of the Fund's orders. The Board of Directors have adopted policies and procedures that govern the selection of broker-dealers to effect securities transactions on behalf of a Fund. Under these policies and procedures, the Manager or Subadvisor must consider not only the commission rate, spread or other compensation paid, but the price at which the transaction is executed, bearing in mind that it may be in a Fund's best interests to pay a higher commission, spread or other compensation in order to receive better execution. The Manager or Subadvisor may consider other factors, including the broker's integrity, specialized expertise, speed, ability or efficiency, research or other services. The Manager or Subadvisor may not consider a broker's promotional or sales efforts on behalf of any Fund as part of the broker selection process for executing Fund portfolio transactions. Furthermore, neither the Funds nor the Manager may enter into agreements under which a Fund directs brokerage transactions (or revenue generated from those transactions) to a broker to pay for distribution of Fund shares.

      NYLIFE Securities (the "Affiliated Broker") may act as broker for the Funds. In order for the Affiliated Broker to effect any portfolio transactions for the Funds on an exchange, the commissions, fees or other remuneration received by the Affiliated Broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the Affiliated Broker to receive no more than the remuneration, which would be expected to be received by an unaffiliated broker in a commensurate arms-length transaction. The Funds will not deal with the Affiliated Broker in any portfolio transaction in which the Affiliated Broker acts as principal.

      As permitted by Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), the Manager or the Subadvisor may cause a Fund to pay a broker-dealer (except the Affiliated Broker) which provides brokerage and research services to the Manager or the Subadvisor an amount of commission for effecting a securities transaction for a Fund in excess of the amount other broker-dealers would have charged for the transaction if the Manager or the Subadvisor determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Manager's or the Subadvisor's overall responsibilities to the Funds or to its other clients. The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

      Although commissions paid on every transaction will, in the judgment of the Manager or the Subadvisor, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers (except the Affiliated Broker) who were selected to execute transactions on behalf of the Funds and the Manager's or the Subadvisor's other clients in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

      Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Manager or the Subadvisor for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold through such broker-dealers, but at present, unless otherwise directed by the Funds, a commission higher than one charged elsewhere will not be paid to such a firm solely because it provided Research to the Manager or the Subadvisor. Research provided by brokers is used for the benefit of all of the Manager's or the Subadvisor's clients and not solely or necessarily for the benefit of the Funds. The Manager's or the Subadvisor's investment management personnel attempt to evaluate the quality of Research provided by brokers. Results of this effort are sometimes used by the Manager or the Subadvisor as a consideration in the selection of brokers to execute portfolio transactions.

      Certain of the Funds may participate in commission recapture programs with certain brokers selected by the Manager. Under these programs, a Fund may select a broker or dealer to effect transactions for the Fund whereby the broker or dealer uses a negotiated portion of the commissions earned on such brokerage transactions to pay bona fide operating expenses of the Fund. Such expenses may include fees paid directly to the broker or dealer, to an affiliate of the broker or dealer, or to other service providers, for transfer agency, sub-transfer agency, recordkeeping, or shareholder services or other bona fide services of the Funds.

      In certain instances there may be securities that are suitable for a Fund's portfolio as well as for that of another MainStay Fund or one or more of the other clients of the Manager or the Subadvisor. Investment decisions for a Fund and for the Manager's or the Subadvisor's other clients are made independently from those of the other accounts and investment companies that may be managed by the Manager or the Subadvisor with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security in a particular transaction as far as a Fund is concerned. The Manager and Subadvisor each believes that over time the Funds' ability to participate in volume transactions will produce better executions for the Funds.

      The management fees paid by the Company and the Trust, on behalf of each Fund, to the Manager and the Sub-Advisory fee that the Manager pays, on behalf of certain Funds, to the Subadvisor will not be reduced as a consequence of the Manager's or the Subadvisor's receipt of brokerage and research services. To the extent a Fund's portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid, by an amount that cannot be presently determined. Such services would be useful and of value to the Manager and the Subadvisor in serving both the Funds and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Manager and the Subadvisor in carrying out their obligations to the Funds.

      The table below shows information on brokerage commissions paid by each of the Funds for the fiscal years ended October 31, 2004, October 31, 2003, and October 31, 2002, all of which were paid to entities that are not affiliated with the Funds, the Manager or the Distributor.

                                TOTAL BROKERAGE COMMISSIONS PAID (1)
---------------------------------------------------------------------------------------------------
                                           FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
                                           OCTOBER 31, 2004     OCTOBER 31, 2003   OCTOBER 31, 2002
                                           -----------------   -----------------   ----------------
MainStay All Cap Growth Fund                  $  379,094          $  305,590          $  694,693
MainStay All Cap Value Fund                   $  255,383          $  316,811          $  392,120
MainStay Asset Manager Fund                   $   216969          $  620,936          $   85,436
MainStay Balanced Fund                        $  374,722          $  318,289          $  147,402
MainStay Cash Reserves Fund (1)                      N/A                 N/A                 N/A
MainStay Floating Rate Fund (2)                      N/A                 N/A                 N/A
MainStay Intermediate Term Bond Fund (1)             N/A                 N/A                 N/A
MainStay Indexed Bond Fund (1)                       N/A                 N/A                 N/A
MainStay Mid Cap Opportunity Fund             $   51,158          $  187,855          $  147,620
MainStay Small Cap Opportunity Fund           $1,038,405          $  807,315          $  623,102
MainStay Short Term Bond Fund (1)                    N/A                 N/A                 N/A
MainStay S&P 500 Index Fund                   $   36,389          $  166,120          $   59,336

(1) The MainStay Intermediate Term Bond Fund, MainStay Indexed Bond Fund, MainStay Cash Reserves Fund and MainStay Short Term Bond Fund paid no brokerage commissions during the reported periods.

(2) The Floating Rate Fund commenced operations on April 15, 2004 and paid no brokerage commissions prior to that date.

      The significant increases in brokerage commissions paid by the Asset Manager Fund from 2002 to 2003 was primarily caused by the Manager's actively managed strategy. Additionally, there was increased shareholder activity that also contributed to increased brokerage commissions. The significant increases in brokerage commissions paid by the Balanced Fund during the most recent fiscal year over prior fiscal years was primarily caused by the increase in the Fund's assets over that time period. The significant decreases in brokerage commissions paid by the All Cap

Growth Fund during the most recent fiscal year over prior fiscal years was primarily caused by a lower portfolio turnover rate and lower overall commission rates.

      The following table shows the dollar amount of brokerage commissions paid to brokers that provided research services during the fiscal years ended October 31, 2004 and the dollar amount of the transactions involved.

                                         TOTAL AMOUNT OF         TOTAL
                                          TRANSACTIONS        BROKERAGE
                                        WHERE COMMISSIONS   COMMISSIONS PAID
                                         PAID TO BROKERS    TO BROKERS THAT
                                          THAT PROVIDED        PROVIDED
               FUND                     RESEARCH SERVICES      RESEARCH
------------------------------------   ------------------   ----------------
MainStay All Cap Growth Fund               $150,355,701       $    154,793
MainStay All Cap Value Fund                $ 80,262,245       $    100,601
MainStay Asset Manager Fund                $ 63,920,794       $     63,680
MainStay Balanced Fund                     $ 50,814,012       $     95,680
MainStay Cash Reserves Fund                         N/A                N/A
MainStay Floating Rate Fund                         N/A                N/A
MainStay Intermediate Term Bond Fund                N/A                N/A
MainStay Indexed Bond Fund                          N/A                N/A
MainStay Mid Cap Opportunity Fund          $  7,057,040       $     12,884
MainStay Small Cap Opportunity Fund        $178,804,082       $    442,588
MainStay Short Term Bond Fund                       N/A                N/A
MainStay S&P 500 Index Fund                $  4,616,823       $      5,029

      The following table shows the dollar amount of brokerage commissions paid to brokers that provided research services during the fiscal years ended October 31, 2003 and the dollar amount of the transactions involved.

                                         TOTAL AMOUNT OF         TOTAL
                                          TRANSACTIONS        BROKERAGE
                                        WHERE COMMISSIONS   COMMISSIONS PAID
                                         PAID TO BROKERS    TO BROKERS THAT
                                          THAT PROVIDED        PROVIDED
               FUND                     RESEARCH SERVICES      RESEARCH
------------------------------------   ------------------   ----------------
MainStay All Cap Growth Fund              $ 74,893,830        $     91,572
MainStay All Cap Value Fund               $ 43,552,322        $     61,661
MainStay Asset Manager Fund               $417,861,116        $    317,560
MainStay Balanced Fund                    $ 69,117,089        $    144,872
MainStay Cash Reserves Fund                        N/A                 N/A
MainStay Floating Rate Fund                        N/A                 N/A
MainStay Intermediate Term Bond Fund               N/A                 N/A
MainStay Indexed Bond Fund                         N/A                 N/A
MainStay Mid Cap Opportunity Fund         $ 48,319,215        $    101,183
MainStay Small Cap Opportunity Fund       $136,470,752        $    377,580
MainStay Short Term Bond Fund                      N/A                 N/A
MainStay S&P 500 Index Fund               $108,134,529        $     97,114

      As of October 31, 2004, the following Funds held securities of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parent companies:


               FUNDS                                       BROKER-DEALER                         MARKET VALUE
---------------------------------   ----------------------------------------------------------   ------------
MainStay All Cap Growth Fund        American Express Co. (common stock)                          $ 2,865,780
                                    American Express Credit Corp. (commercial paper)             $ 1,188,988
                                    Bank of America                                              $ 1,000,000
                                    Citigroup, Inc. (common stock)                               $ 3,518,230
                                    Credit Suisse First Boston LLC (repurchase agreement)        $   500,000
                                    Lehman Brothers Inc. (repurchase agreement)                  $ 3,480,000
                                    Merrill Lynch, Pierce, Fenner, Smith, Inc. (repurchase       $ 1,500,000
                                    agreement)
                                    Morgan Stanley & Co., Inc. (common stock)                    $ 3,877,731
                                    Morgan Stanley & Co., Inc. (commercial paper)                $ 6,632,331
                                    UBS Finance Delaware LLC (commercial paper)                  $ 7,000,000

MainStay All Cap Value Fund         American Express Credit Corp. (commercial paper)             $ 2,997,449
                                    Bank of America Corp. (common stock)                         $ 4,293,301
                                    Bank of America Corp. (master note)                          $   100,000
                                    Citigroup, Inc. (common stock)                               $ 4,744,617
                                    Credit Suisse First Boston LLC (repurchase agreement)        $   150,000
                                    Goldman Sachs Group, Inc. (common stock)                     $ 2,164,360
                                    JPMorgan Chase & Co. (common stock)                          $ 3,136,482
                                    Lehman Brothers Inc. (repurchase agreement)                  $   150,000
                                    Merrill Lynch & Co., Inc. (common stock)                     $ 2,033,538
                                    PNC Financial Services Group, Inc. (The) (common stock)      $ 1,736,360
                                    State Street Bank (common stock)                             $ 1,337,985
                                    UBS Finance Delaware LLC (commercial paper)                  $ 2,780,000
                                    Wachovia Corp. (common stock)                                $ 2,844,338

MainStay Mid Cap Opportunity Fund   Bank of Americ Corp. (common stock)                          $   331,446
                                    Bear Stearns Cos., Inc. (common stock)                       $   198,691

MainStay S&P 500 Index Fund         American Express Credit Corp. (commercial paper)             $ 7,820,820
                                    Bank of America (common stock)                               $21,145,807
                                    Bank of America Corp. (master note)                          $ 3,300,000
                                    Bear Stearns Cos., Inc. (The) (common stock                  $ 1,140,885
                                    Citigroup, Inc. (common stock)                               $26,678,882
                                    Charles Schwab Corp. (The) (common stock)                    $ 1,441,436
                                    Credit Suisse First Boston LLC (repurchase agreement)        $ 1,500,000
                                    Goldman Sachs Group, Inc. (common stock)                     $ 5,560,241
                                    JPMorgan Chase & Co. (common stock)                          $15,980,670
                                    Lehman Brothers Holdings Inc. (common stock)                 $ 2,594,626
                                    Lehman Brothers Inc. (repurchase agreement)                  $ 5,600,000
                                    Merrill Lynch & Co., Inc. (common stock)                     $ 5,900,065
                                    Merrill Lynch, Pierce, Fenner, Smith, Inc. (repurchase       $ 4,500,000
                                    agreement)
                                    Morgan Stanley & Co., Inc. (common stock)                    $ 6,515,814
                                    Morgan Stanley & Co., Inc. (repurchase agreement)            $ 6,300,000
                                    PNC Financial Services Group, Inc. (The) (common stock)      $ 1,706,340
                                    State Street Bank (common stock)                             $ 1,757,040

MainStay Cash Reserves Fund         Citibank NA (certificate of deposit)                         $15,000,000
                                    Citigroup Global Markets Holdings, Inc. (commercial paper)   $12,441,105
                                    Goldman Sachs Group, Inc. (commercial paper)                 $ 9,989,856

               FUNDS                                       BROKER-DEALER                         MARKET VALUE
---------------------------------   ----------------------------------------------------------   ------------
                                    Lehman Brothers Inc. (commercial paper)                      $ 7,925,564
                                    Lehman Brothers Holdings, Inc. (corporate bond)              $ 5,116,599
                                    Lehman Brothers Holdings, Inc. (medium-term note)            $ 7,000,000
                                    Morgan Stanley & Co., Inc. (commercial paper)                $12,232,175

MainStay Indexed Bond Fund          Bank of America (corporate bond)                             $   254,149
                                    Bank of America (corporate bond)                             $   262,620
                                    Bank of America (corporate bond)                             $   585,793
                                    Bank of America (master note)                                $ 3,500,000
                                    Bear Stearns Cos., Inc. (corporate bond)                     $   265,448
                                    Citigroup Inc. (corporate bond)                              $   260,849
                                    Citigroup Inc. (corporate bond)                              $   253,265
                                    CitiFinancial Credit Co. (corporate bond)                    $   278,513
                                    Credit Suisse First Boston USA, Inc. (corporate bond)        $   258,825
                                    Credit Suisse First Boston USA, Inc. (corporate bond)        $   101,946
                                    Credit Suisse First Boston USA, Inc. (corporate bond)        $   280,122
                                    Credit Suisse First Boston Corp. (repurchase agreement)      $11,000,000
                                    Goldman Sachs Group, Inc. (The) (corporate bond)             $   247,730
                                    Goldman Sachs Group, Inc. (The) (corporate bond)             $   253,656
                                    Goldman Sachs Group, Inc. (The) (corporate bond)             $   266,283
                                    Goldman Sachs Group, Inc. (The) (corporate bond)             $   284,415
                                    JPMorgan Chase & Co. (corporate bond)                        $   250,243
                                    JPMorgan Chase & Co. (corporate bond)                        $   564,119
                                    Lehman Brothers Holdings, Inc. (corporate bond)              $   262,004
                                    Lehman Brothers Holdings, Inc. (corporate bond)              $   276,090
                                    Lehman Brothers Inc. (repurchase agreement)                  $ 6,800,000
                                    Mellon Funding Corp. (corporate bond)                        $   255,535
                                    Merrill Lynch & Co. (corporate bond)                         $   256,676
                                    Merrill Lynch & Co. (corporate bond)                         $   271,361
                                    Merrill Lynch, Pierce, Fenner, Smith, Inc. (repurchase       $ 4,000,000
                                    agreement)
                                    Morgan Stanley & Co., Inc. (corporate bond)                  $   251,383
                                    Morgan Stanley & Co., Inc. (corporate bond)                  $   261,830
                                    Morgan Stanley & Co., Inc. (corporate bond)                  $   394,468
                                    Morgan Stanley Dean Witter & Co. (commercial paper)          $ 4,997,774
                                    Morgan Stanley & Co., Inc. (repurchase agreement)            $11,000,000
                                    PNC Funding Corp. (corporate bond)                           $   115,600
                                    Salomon Smith Barney Holding Inc. corporate bond)            $   518,033
                                    Wachovia Bank National Association (corporate bond)          $   521,803

MainStay Intermediate Bond Fund     America Express Credit Corp. (commercial paper)              $ 3,996,599
                                    Bank of America Inc. (mortgage-backed securities)            $ 1,000,521
                                    Bear Stearns Cos., Inc. (corporate bond)                     $   457,307
                                    Citigroup, Inc. (corporate bond)                             $ 1,121,128
                                    Credit Suisse First Boston Corp. (repurchase agreement)      $   100,000
                                    Goldman Sachs Group, Inc. (corporate bond)                   $ 1,202,605
                                    Lehman Brothers Inc. (repurchase agreement)                  $    50,000
                                    Merrill Lynch, Mortgage Trust (mortgage-backed securities)   $ 1,028,882
                                    Morgan Stanley & Co., Inc. (corporate bond)                  $   633,486
                                    Morgan Stanley & Co., Inc. (corporate bond)                  $   107,760
                                    Morgan Stanley & Co., Inc. (mortgage-backed securities)      $   770,527
                                    Morgan Stanley & Co., Inc. (repurchase agreement)            $    50,000

               FUNDS                                       BROKER-DEALER                         MARKET VALUE
---------------------------------   ----------------------------------------------------------   ------------
                                    Prudential Funding LLC (commercial paper)                    $   244,988
                                    UBS Finance Delaware LLC (commercial paper)                  $ 6,060,000
                                    Wachovia Bank National Association (mortgage-backed          $   408,957
                                    securities)

MainStay Short Term Bond Fund       Bank of America (mortgage-backed securities)                 $   662,414
                                    Bank of America (master note)                                $ 4,900,000
                                    Credit Suisse First Boston Corp. (repurchase agreement)      $ 4,250,000
                                    JPMorgan Chase & Co. (mortgage-backed securities)            $ 1,625,763
                                    Lehman Brothers Inc. (repurchase agreement)                  $ 1,500,000
                                    Merrill Lynch Mortgage Trust (mortgage-backed securities)    $ 1,514,743
                                    Merrill Lynch, Pierce, Fenner, Smith, Inc. (repurchase       $   510,000
                                    agreement)
                                    Morgan Stanley Capital I (mortgage -backed securities)       $   508,220
                                    Morgan Stanley & Co., Inc. (repurchase agreement)            $ 1,000,000
                                    UBS Finance Delaware LLC (commercial paper)                  $   265,000
                                    Wachovia Bank National Association (mortgage-backed          $ 1,144,106
                                    securities)

MainStay Asset Manager Fund         Bank of America Corp. (corporate bond)                       $   508,299
                                    Bank of America Corp. (common stock)                         $ 2,748,135
                                    Bank of America (master note)                                $ 1,000,000
                                    Bear Stearns Cos., Inc. (corporate bond)                     $   263,954
                                    Citibank Credit Card (asset-backed securities)               $ 1,000,535
                                    Citigroup Inc. (common stock)                                $ 2,499,761
                                    Citigroup Inc. (corporate bond)                              $   502,210
                                    Citigroup Inc. (corporate bond)                              $   253,265
                                    Credit Suisse First Boston USA, Inc.                         $   258,825
                                    Credit Suisse First Boston Corp. (repurchase agreement)      $ 9,300,000
                                    Goldman Sachs Group, Inc. (corporate bond)                   $   159,770
                                    Goldman Sachs Group, Inc. (corporate bond)                   $   101,970
                                    JPMorgan Chase & Co. (common stock)                          $   823,222
                                    JPMorgan Chase & Co. (corporate bond)                        $   267,424
                                    Lehman Brothers Holdings, Inc. (corporate bond)              $   276,090
                                    Merrill Lynch & Co. (common stock)                           $   788,171
                                    Merrill Lynch & Co. (corporate bond)                         $   254,843
                                    Merrill Lynch, Pierce, Fenner, Smith, Inc. (repurchase       $ 1,500,000
                                    agreement)
                                    Morgan Stanley & Co., Inc. (corporate bond)                  $   281,763
                                    Morgan Stanley & Co., Inc. (repurchase agreement)            $ 4,000,000
                                    UBS Finance Delaware LLC (commercial paper)                  $   399,542
                                    Wachovia Bank National Association (mortgage-backed          $   260,902
                                    securities)

MainStay Balanced Fund              American Express Credit Corp. (corporate bond)               $   861,447
                                    Bank of America Corp. (corporate bond)                       $ 1,877,477
                                    Bank of America Corp. (corporate bond)                       $ 1,171,586
                                    Bank of America Corp. (commercial paper)                     $ 3,399,561
                                    Bear Stearns Cos., Inc. (corporate bond)                     $ 1,109,732
                                    Bear Stearns Cos., Inc. (corporate bond)                     $ 3,778,258
                                    Citicorp (corporate bond)                                    $ 1,650,425
                                    Citigroup Inc. (corporate bond)                              $   683,424
                                    Citigroup Inc. (corporate bond)                              $   987,576
                                    Deutsche Bank Financial (corporate bond)                     $ 1,408,371

               FUNDS                                       BROKER-DEALER                         MARKET VALUE
---------------------------------   ----------------------------------------------------------   ------------
                                    Donaldson, Lufkin & Jenrette, Inc. (corporate bond)          $ 2,735,540
                                    Goldman Sachs Group, Inc. (The) (corporate bond)             $   930,927
                                    Goldman Sachs Group, Inc. (The) (corporate bond)             $ 2,710,468
                                    JPMorgan & Co. (corporate bond)                              $   290,657
                                    JPMorgan Chase &Co. (corporate bond)                         $ 1,100,017
                                    Lehman Brothers Inc. Holdings, Inc. (corporate bond)         $   525,056
                                    Lehman Brothers Inc. Holdings, Inc. (corporate bond)         $ 1,478,606
                                    Lehman Brothers Inc. Holdings, Inc. (corporate bond)         $ 1,094,775
                                    Lehman Brothers Inc. Holdings, Inc. (corporate bond)         $   329,014
                                    Mellon Bank NA (corporate bond)                              $ 1,473,502
                                    Mellon Funding Corp. (corporate bond)                        $ 1,903,177
                                    Merrill Lynch & Co. (corporate bond)                         $   441,038
                                    Merrill Lynch & Co. (corporate bond)                         $ 2,102,501
                                    Merrill Lynch & Co. (corporate bond)                         $   661,936
                                    Morgan Stanley & Co., Inc. (corporate bond)                  $   927,975
                                    Morgan Stanley & Co., Inc. (corporate bond)                  $ 1,488,068
                                    Wachovia Corp. (corporate bond)                              $   454,220
                                    Wachovia Corp. (corporate bond)                              $ 1,109,992
                                    Wachovia Corp. (corporate bond)                              $ 1,439,374

      A Fund's portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of this calculation, portfolio securities will exclude purchases and sales of debt securities having maturity at the date of purchase of one year or less.

      The turnover rate for a Fund will vary from year-to-year and depending on market conditions, turnover could be greater in periods of unusual market movement and volatility. A higher turnover rate generally would result in greater brokerage commissions or other transactional expenses which must be borne, directly or indirectly, by the Fund and, ultimately, by the Fund's shareholders. High portfolio turnover may result in increased brokerage commissions and in the realization of a substantial increase in net short-term capital gains by the Fund which, when distributed to non-tax-exempt shareholders, will be treated as dividends (ordinary income). During the most recent fiscal year, the Asset Manager Fund experienced a material increase in its portfolio turnover ratio due to increased shareholder activity. During the most recent fiscal year, the Indexed Bond Fund experienced a material increase in its portfolio turnover ratio due to market conditions allowing for an opportunity to increase mortgage dollar roll transactions.

                 PURCHASE, REDEMPTION, EXCHANGES AND REPURCHASE

HOW TO PURCHASE SHARES OF THE FUNDS

GENERAL INFORMATION

      Each class of shares of a Fund represents an interest in the same portfolio of investments of the Fund, has the same rights and are identical in all respects, except that, to the extent applicable, each class bears its own service and distribution expenses and may bear incremental transfer agency costs resulting from its sales arrangements. Class A, Class B, Class C and Class R2 shares of each Fund have exclusive voting rights with respect to provisions of the Rule 12b-1 plan for such class of a Fund pursuant to which its distribution and service fees are paid, and each class has similar exchange privileges. As compared to Class A shares, the net income attributable to Class B and Class C shares and the dividends payable on Class B and Class C shares will be reduced by the amount of the higher Rule 12b-1 fee and incremental expenses associated with such class. Likewise, the NAV of the Class B and Class C shares generally will be reduced by such class specific expenses (to the extent the Fund has undistributed net income) and investment performance of Class B and Class C shares will be lower than that of Class A shares. As compared to Class A shares, the Class R1 shares have lower on-going expenses than Class A shares and are not subject to a front-end sales charge. The investment performance of Class R1 shares will generally be higher than that of Class A shares. As compared to Class R1 shares, the Class R2 shares have higher class specific expenses, including a distribution and service fee payable pursuant to a Rule 12b-1 plan. The investment performance of Class R2 shares will generally be lower than that of Class R1 shares. Class I shares have the lowest on-going expenses and are not subject to an initial or contingent sales charge. Class I, Class R1 and Class R2 shares of the Funds are available only to eligible investors, as set forth in the Prospectus and may be changed from time to time. For additional information on the features of Class A, Class B and Class C shares, see "Alternative Sales Arrangements." Financial intermediaries may not offer all share classes of a Fund. If the share class that is most economical for you, given your individual financial circumstances and goals, is not offered through your financial intermediary and you are otherwise eligible to invest in that share class, you can open an account and invest directly with the Fund by submitting an application form to MSS.

BY MAIL

      Initial purchases of shares of the Funds should be made by mailing the completed application form to the investor's registered representative. Shares of any Fund, except the Cash Reserves Fund, may be purchased at the NAV per share next determined after receipt in good order of the purchase order by that Fund plus any applicable sales charge. In the case of the Cash Reserves Fund (which seeks to maintain a constant NAV of $1.00 per share), the share purchase is effected at the NAV next determined after receipt in good order of the purchase order by Boston Financial Data Services, Inc., the sub-transfer agent for the Funds.

BY TELEPHONE

      For all Funds, other than the Cash Reserves Fund, an investor may make an initial investment in the Funds by having his or her registered representative telephone MSS between 8:00 am and 4:00 pm, eastern time, on any day the NYSE is open. The purchase will be effected at the NAV per share next determined following receipt of the telephone order as described above plus any applicable sales charge. An application and payment must be received in good order by MSS within three business days. All telephone calls are recorded to protect shareholders and MSS. For a description of certain limitations on the liability of the Funds and MSS for transactions effected by telephone, see "Buying and Selling MainStay Shares" in the Prospectus.

BY WIRE

      An investor may open an account and invest by wire by having his or her registered representative telephone MSS between 8:00 am and 6:00 pm, eastern time, to obtain an account number and instructions. For both initial and subsequent investments, federal funds should be wired to:

      STATE STREET BANK AND TRUST COMPANY

      ABA NO. 011-0000-28
      ATTN: CUSTODY AND SHAREHOLDER SERVICES
      FOR CREDIT: MAINSTAY ________________ FUND-CLASS ______
      SHAREHOLDER NAME _______________________________
      SHAREHOLDER ACCOUNT NO. _____________________________
      DDA ACCOUNT NUMBER 99029415

      AN APPLICATION MUST BE RECEIVED BY MSS WITHIN THREE BUSINESS DAYS.

      The investor's bank may charge the investor a fee for the wire. To make a purchase effective the same day, the registered representative must call MSS by 12:00 noon eastern time, and federal funds must be received by MSS before 4:00 pm eastern time.

      Wiring money to the Funds will reduce the time a shareholder must wait before redeeming or exchanging shares, because when a shareholder purchases by check or by Automated Clearing House ("ACH") payment, the Funds may withhold payment for up to 10 days from the date the check or ACH purchase is received.

ADDITIONAL INVESTMENTS

      Additional investments in a Fund may be made at any time by mailing a check payable to the MainStay Funds, P.O. Box 8401, Boston, Massachusetts 02266-8401. The shareholder's account number and the name of the Fund and class of shares must be included with each investment. Purchases will be effected at the NAV per share plus any applicable sales charge as described above.

      The Fund's officers may waive the initial and subsequent investment minimums for certain purchases when they deem it appropriate, including, but not limited to, purchases through certain qualified retirement plans; purchases by the Board Members; New York Life and its subsidiaries and their employees, officers, directors or agents or former employees; through financial services firms that have entered into an agreement with the Funds or New York Life Distributors; New York Life employee and agent investment plans; investments resulting from distributions by other New York Life products and NYLIFE Distributors LLC products; and purchases by certain individual participants.

SYSTEMATIC INVESTMENT PLANS

      Investors whose bank is a member of the ACH may purchase shares of a Fund through AutoInvest. AutoInvest facilitates investments by using electronic debits, authorized by the shareholder, to a checking or savings account, for share purchases. When the authorization is accepted (usually within two weeks of receipt) a shareholder may purchase shares by calling MSS, toll free at 1-800-MAINSTAY (1-800-624-6782) (between 8:00 am and 4:00 pm, eastern time). The investment will be effected at the NAV per share next determined after receipt in good order of the order, plus any applicable sales charge, and normally will be credited to the shareholder's Fund account within two business days thereafter. Shareholders whose bank is an ACH member also may use AutoInvest to automatically purchase shares of a Fund on a scheduled basis by electronic debit from an account designated by the shareholder on an application form. The initial investment must be in accordance with the investment amounts previously mentioned. Subsequent minimum investments are $50 monthly, $100 quarterly, $250 semiannually, or $500 annually. The investment day may be any day from the first through the twenty-eighth of the respective month. Redemption proceeds from Fund shares purchased by AutoInvest may not be paid until 10 days or more after the purchase date. Fund shares may not be redeemed by AutoInvest.

OTHER INFORMATION

      Investors may, subject to the approval of the MainStay Funds, the Distributor, the Manager and the Subadvisor to the particular Fund, purchase shares of a Fund with liquid securities that are eligible for purchase by that Fund and that have a value that is readily ascertainable. These transactions will be effected only if the Subadvisor intends to retain the security in the Fund as an investment. The Fund reserves the right to amend or terminate this practice at any time. An investor must call MainStay at 1-800-MAINSTAY (1-800-624-6782) before sending any securities. The Funds and the Distributor reserve the right to redeem shares of any shareholder who has failed to provide the Fund with a certified Taxpayer I.D. number or such other tax-related certifications as the Fund may require. A notice of redemption, sent by first class mail to the shareholder's address of record, will fix a date not less than 30 days after the mailing date, and shares will be redeemed at the NAV determined as of the close of business on that date unless a certified Taxpayer I.D. number (or such other information as the Fund has requested) has been provided.

                         ALTERNATIVE SALES ARRANGEMENTS

INITIAL SALES CHARGE ALTERNATIVE CLASS A SHARES

      The sales charge on Class A shares of the Funds is a variable percentage of the public offering price depending upon the investment orientation of the Fund and the amount of the sale. There is no sales charge on purchases of shares in the Cash Reserves Fund.

      The sales charge applicable to an investment in Class A shares of the All Cap Growth Fund, All Cap Value Fund, Asset Manager Fund, Balanced Fund, Mid Cap Opportunity Fund and Small Cap Opportunity Fund will be determined according to the following table:

                           SALES CHARGE AS A PERCENTAGE    SALES CHARGE AS A PERCENTAGE
                                         OF:                      OF OFFERING PRICE:
                          -----------------------------   -----------------------------
                                                                            RETAINED BY
       AMOUNT OF            OFFERING       NET AMOUNT      RETAINED BY         THE
       PURCHASE              PRICE          INVESTED         DEALER        DISTRIBUTOR
-----------------------   ------------   --------------   -------------   -------------
Less than $50,000            5.50%            5.82%              4.75%        0.75%
$50,000 to $99,999           4.50%            4.71%              4.00%        0.50%
$100,000 to $249,999         3.50%            3.63%              3.00%        0.50%
$250,000 to $499,999         2.50%            2.56%              2.00%        0.50%
$500,000 to $999,999         2.00%            2.04%              1.75%        0.25%
$1,000,000 or more*           None             None         See Below*         None

      The sales charge applicable to an investment in Class A shares of the Intermediate Term Bond Fund will be determined according to the following table:

                           SALES CHARGE AS A PERCENTAGE    SALES CHARGE AS A PERCENTAGE
                                         OF:                      OF OFFERING PRICE:
                          -----------------------------   -----------------------------
                                                                            RETAINED BY
       AMOUNT OF            OFFERING       NET AMOUNT      RETAINED BY         THE
       PURCHASE              PRICE          INVESTED         DEALER        DISTRIBUTOR
-----------------------   ------------   --------------   -------------   -------------
Less than $100,000           4.50%           4.71%               4.00%       0.50%
$100,000 to $249,999         3.50%           3.63%               3.00%       0.50%
$250,000 to $499,999         2.50%           2.56%               2.00%       0.50%
$500,000 to $999,999         2.00%           2.04%               1.75%       0.25%
$1,000,000 or more*           None            None          See Below*        None

      The sales charge for Class A Shares of the Indexed Bond Fund, S&P 500 Index Fund and Short Term Bond will be determined according to the following table:

                           SALES CHARGE AS A PERCENTAGE    SALES CHARGE AS A PERCENTAGE
                                         OF:                      OF OFFERING PRICE:
                          -----------------------------   -----------------------------
                                                                            RETAINED BY
       AMOUNT OF            OFFERING       NET AMOUNT      RETAINED BY         THE
       PURCHASE              PRICE          INVESTED         DEALER        DISTRIBUTOR
-----------------------   ------------   --------------   -------------   -------------
Less than $100,000           3.00%           3.09%               2.75%       0.25%
$100,000 to $249,999         2.50%           2.56%               2.25%       0.25%
$250,000 to $499,999         2.00%           2.04%               1.75%       0.25%
$500,000 to $999,999         1.50%           1.52%               1.25%       0.25%
$1,000,000 or more*           None            None          See Below*        None

      The sales charge for Class A Shares of the Floating Rate Fund will be determined according to the following table:

                           SALES CHARGE AS A PERCENTAGE    SALES CHARGE AS A PERCENTAGE
                                         OF:                      OF OFFERING PRICE:
                          -----------------------------   -----------------------------
                                                                            RETAINED BY
       AMOUNT OF           OFFERING         NET AMOUNT     RETAINED BY         THE
       PURCHASE             PRICE            INVESTED        DEALER        DISTRIBUTOR
-----------------------   ------------   --------------   -------------   -------------
$100,000 or less              3.00%          3.09%             2.75%        0.25%
$100,000 to $249,999          2.00%          2.04%             1.75%        0.25%
$250,000 to $499,999          1.50%          1.52%             1.25%        0.25%
$500,000 or more*             None*          None*             1.00%+        None

* No sales charge applies on investments of $1 million or more, but a contingent deferred sales charge of 1% may be imposed on certain redemptions of such shares within one year of the date of purchase. See "Reduced Sales Charge on Class A Shares -- Contingent Deferred Sales Charge, Class A."

+ 1% finder's fee on sales from $500,000 to $3 million, 0.50% on portion from $3 million to $5 million and 0.40% on portion of $5 million or more.

      Although an investor will not pay an initial sales charge on investments of $1,000,000 or more ($500,00 for the Floating Rate Fund), the Distributor may pay, from its own resources, a commission to dealers on such investments. In such cases, the dealer will receive a commission of 1.00% on the portion of a sale from $1,000,000 to $2,999,999 ($500,000 to $2,999,999 for the Floating Rate
Fund), 0.50% of any portion from $3,000,000 to $4,999,999 and 0.40% on any portion of $5,000,000 or more. Commissions will be calculated on a calendar year basis. Such commissions will be paid only on those purchases that were not previously subject to a front-end sales charge and dealer concession.

      The Distributor may allow the full sales charge to be retained by dealers. The amount retained may be changed from time to time. The Distributor, at its expense, also may from time to time provide additional promotional incentives to dealers who sell Fund shares. A selected dealer who receives a reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the 1933 Act.

      The sales charge applicable to an investment in Class A shares of the Intermediate Term Bond Fund will be 4.50% of the offering price per share (4.71% of the NAV per share). Set forth below is an example of the method of computing the offering price of the Class A shares of these Funds. The example assumes a purchase of Class A shares of the Intermediate Term Bond Fund aggregating less than $100,000 at a price based upon the NAV of the Class A shares of the Intermediate Term Bond Fund on October 31, 2004.

NAV per Class A Share at October 31, 2004                                    $ 9.98
Per Share Sales Charge - 4.50% of offering price (4.71% of NAV per share)    $ 0.47
Class A Per Share Offering Price to the Public                               $10.45

      The sales charge applicable to an investment in Class A shares of the All Cap Growth Fund, All Cap Value Fund, Asset Manager Fund, Balanced Fund, Mid Cap Opportunity Fund, and Small Cap Opportunity Fund will be 5.50% of the offering price per share (5.82% of NAV per share). Set forth below is an example of the method of computing the offering price of the Class A shares of the Funds. The example assumes a purchase of Class A shares of the All Cap Growth Fund aggregating less than $50,000 at a price based upon the NAV of Class A shares of the All Cap Growth Fund on October 31, 2004. The offering price of the Class A shares of each of the other listed Funds can be calculated using the same method.

NAV per Class A Share at October 31, 2004                                    $18.32
Per Share Sales Charge - 5.50% of offering price (5.82% of NAV per share)    $ 1.07
Class A Per Share Offering Price to the Public                               $19.39

      The sales charge applicable to an investment in Class A shares of the Indexed Bond Fund, S&P 500 Index Fund and Short Term Bond Fund will be 3.00% of the offering price per share (3.09% of the NAV per share). Set forth below is an example of the method of computing the offering price of Class A shares of the Funds. The example assumes a purchase of Class A shares of the S&P 500 Index Fund aggregating less than $100,000 subject to the schedule of sales charges set forth above at a price based upon the NAV of Class A shares of the S&P 500 Index Fund on October 31, 2004. The offering price of shares of the Indexed Bond Fund and Short Term Bond Fund can be calculated using the same method.

NAV per Class A Share at October 31, 2004                                    $26.11
Per Share Sales Charge - 3.00% of offering price (3.09% of NAV per share)    $ 0.81
Class A Per Share Offering Price to the Public                               $26.92

PURCHASES AT NET ASSET VALUE

      Purchases of Class A shares in an amount equal to $1 million or more will not be subject to an initial sales charge, but may be subject to a contingent deferred sales charge of 1% on shares redeemed within one year of the date of purchase. See "Reduced Sales Charges on Class A Shares-Contingent Deferred Sales Charge, Class A."

      A Fund's Class A shares may be purchased at NAV, without payment of any sales charge A Fund's Class A shares may be purchased at NAV, without payment of any sales charge, by its Board Members; New York Life and its subsidiaries and their employees, officers, directors or agents (and immediate family members).

      In addition, Class A share purchases of Funds in an amount less than $1,000,000 by defined contribution plans, other than 403(b) plans, that are sponsored by employers with 50 or more employees are treated as if such purchases were equal to an amount more than $1,000,000 but less than $2,999,999. Such purchases by defined contribution plans may be subject to a contingent deferred sales charge of 1% on shares redeemed within one year of the date of purchase. See "Reduced Sales Charges on Class A Shares-Contingent Deferred Sales Charge, Class A."

      Class A shares of the Funds also may be purchased at NAV, without payment of any sales charge, by shareholders who owned Service Class shares of a series of the Eclipse Funds or Eclipse Funds Inc. as of December 31, 2003 or if purchased through financial services firms such as broker-dealers, investment advisers and other financial institutions which have entered into an agreement with the Funds or the Distributor which provides for the sale and/or servicing of Fund shares in respect of beneficial owners that are clients of the financial services firms or intermediaries contracting with such firms. Sales and/or servicing agreements with third parties also have been established on behalf of Class B and Class C shares. The Funds, the Distributor, MSS or affiliates may pay fees to such firms and/or intermediaries in connection with these arrangements on behalf of Class A, B and/or C shares.

REDUCED SALES CHARGES ON CLASS A SHARES

      Under a right of accumulation, purchases of one or more Funds by any "Qualified Purchaser" will be aggregated for purposes of computing the sales charge. "Qualified Purchaser" includes (i) an individual and his/her spouse and their children under the age of 21; and (ii) any other organized group of persons, whether incorporated or not, which is itself a shareholder of the Fund, including group retirement and benefit plans (other than IRAs and non-ERISA 403(b) plans) whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase at a discount of redeemable securities of a registered investment company.

SPECIAL INCENTIVE COMPENSATION ARRANGEMENTS

      The Distributor may enter into special incentive compensation arrangements with dealers that have sold a minimum dollar amount of fund shares. Such incentives may take the form of administrative expenses, including ticket charges. None of these payments will change the price an investor pays for shares. In its sole discretion, the Distributor may discontinue these arrangements at any time.

LETTER OF INTENT (LOI)

      Qualified Purchasers may obtain reduced sales charges by signing an LOI. The LOI is a nonbinding obligation on the Qualified Purchaser to purchase the full amount indicated in the LOI. The sales charge is based on the total amount to be invested during a 24-month period. A 90-day backdated period can be used to include earlier purchases; the 24-month period would then begin on the date of the first purchase during the 90-day period. For more information, call your registered representative or MainStay at 1-800-MAINSTAY (1-800-624-6782).

      On the initial purchase, if required (or, on subsequent purchases if necessary), 5% of the dollar amount specified in the LOI will be held in escrow by MSS in shares registered in the shareholder's name in order to assure payment of the proper sales charge. If total purchases pursuant to the LOI (less any dispositions and exclusive of any distribution on such shares automatically reinvested) are less than the amount specified, MSS will notify the shareholder prior to the expiration of the LOI that the total purchases toward the LOI were not met and will state the amount that needs to be invested in order to meet the dollar amount specified by the LOI. If not remitted within 20 days after the written request, MSS will process an LOI adjustment.

CONTINGENT DEFERRED SALES CHARGE, CLASS A

      In order to recover commissions paid to dealers on qualified investments of $1 million or more, a contingent deferred sales charge of 1% may be imposed on redemptions of such investments made within one year of the date of purchase. Purchases of Class A shares at NAV through financial services firms or by certain persons that are affiliated with or have a relationship with New York Life or its affiliates (as described above) will not be subject to a contingent deferred sales charge.

      Class A shares that are redeemed will not be subject to a contingent deferred sales charge, however, to the extent that the value of such shares represents: (1) capital appreciation of Fund assets; (2) reinvestment of dividends or capital gains distributions; (3) Class A shares redeemed more than one year after their purchase; (4) withdrawals from qualified retirement plans and nonqualified deferred compensation plans resulting from separation of service, loans, hardship withdrawals, death, disability, QDROs; and excess contributions pursuant to applicable IRS rules; and Required Minimum Distributions at age 70-1/2 for IRA and 403(b)(7) TSA participants; (5) transfers within a retirement plan where the proceeds of the redemption are invested in any guaranteed investment contract written by New York Life or any of its affiliates; transfers to products offered within a bundled retirement plan sponsored by NYLIM that uses NYLIM Service Company LLC, TRAC-2000, CNA Trust, or certain other approved entities, as the record keeper; as well as participant transfers or rollovers from a retirement plan to an MainStay IRA;
(6) redemptions, under the Systematic Withdrawal Plan, used to pay scheduled monthly premiums on insurance policies issued by New York Life or an affiliate; or (7) continuing, periodic monthly or quarterly withdrawals, under the Systematic Withdrawal Plan for IRA and 403(b)(7) TSA participants for normal distributions based on their life expectancy. Class A shares of a Fund that are purchased without an initial front-end sales charge may be exchanged for Class A shares of another MainStay Fund without the imposition of a contingent deferred sales charge, although, upon redemption, contingent deferred sales charges may apply to the Class A shares that were acquired through an exchange if such shares are redeemed within one year of the date of the initial purchase.

      The contingent deferred sales charge will be applicable to amounts invested pursuant to a right of accumulation or an LOI to the extent that (a) an initial front-end sales charge was not paid at the time of the purchase and (b) any shares so purchased are redeemed within one year of the date of purchase.

      For federal income tax purposes, the amount of the contingent deferred sales charge generally will reduce the gain or increase the loss, as the case may be, recognized upon redemption.

CONTINGENT DEFERRED SALES CHARGE, CLASS B

      A contingent deferred sales charge will be imposed on redemptions of Class B shares of the Funds, in accordance with the table below, at the time of any redemption by a shareholder which reduces the current value of the shareholder's Class B account in any Fund to an amount which is lower than the amount of all payments by the shareholder for the purchase of Class B shares in that Fund during the preceding six years. However, no such charge will be imposed to the extent that the aggregate NAV of the Class B shares redeemed does not exceed (1) the current aggregate NAV of Class B shares of that Fund purchased more than six years prior to the redemption, plus (2) the current aggregate NAV of Class B shares of that Fund purchased through reinvestment of dividends or distributions, plus (3) increases in the NAV of the investor's Class B shares of that Fund above the total amount of payments for the purchase of Class B shares of that Fund made during the preceding six years.

      Proceeds from the contingent deferred sales charge are paid to, and are used in whole or in part by, the Distributor to defray its expenses of providing distribution related services to the Funds in connection with the sale of the Class B shares, such as the payment of compensation to selected dealers and agents. The combination of the contingent deferred sales charge and the distribution fee facilitates the ability of the Fund to sell the Class B shares without a sales charge being deducted at the time of purchase.

      The amount of the contingent deferred sales charge, if any, paid by a redeeming shareholder will vary depending on the number of years from the time of payment for the purchase of Class B shares of any Fund until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

      The following table sets forth the rates of the contingent deferred sales charge for all Funds except the Floating Rate Fund:

                                 CONTINGENT DEFERRED SALES CHARGE AS A
YEAR SINCE PURCHASE PAYMENT   PERCENTAGE OF AMOUNT REDEEMED SUBJECT TO THE
            MADE                                CHARGE
---------------------------   --------------------------------------------
First                                           5.0%
Second                                          4.0%
Third                                           3.0%
Fourth                                          2.0%
Fifth                                           2.0%
Sixth                                           1.0%
Thereafter                                      None

    The following table sets forth the rates of the contingent deferred sales charge for the Floating Rate Fund:

                                 CONTINGENT DEFERRED SALES CHARGE AS A
YEAR SINCE PURCHASE PAYMENT   PERCENTAGE OF AMOUNT REDEEMED SUBJECT TO THE
            MADE                                 CHARGE
---------------------------   --------------------------------------------
First                                            3.0%
Second                                           2.0%
Third                                            2.0%
Fourth                                           1.0%
Thereafter                                       None

      In determining the rate of any applicable contingent deferred sales charge, it will be assumed that a redemption is made of shares held by the shareholder for the longest period of time. This will result in any such charge being imposed at the lowest possible rate.

      The contingent deferred sales charge will be waived in connection with the following redemptions: (i) withdrawals from qualified retirement plans and nonqualified deferred compensation plans resulting from separation of service, loans, hardship withdrawals, QDROs and required excess contribution returns pursuant to applicable IRS rules; and Required Minimum Distributions at age 70-1/2 for IRA and 403(b)(7) TSA participants; (ii) withdrawals related to the termination of a retirement plan where no successor plan has been established;
(iii) transfers within a retirement plan where the proceeds of the redemption are invested in any guaranteed investment contract written by New York Life or any of its affiliates, transfers to products offered within a retirement plan which uses NYLIM Service Company LLC as the record keeper; as well as participant transfers or rollovers from a retirement plan to an MainStay IRA;
(iv) required distributions by charitable trusts under Section 664 of the Internal Revenue Code; (v) redemptions following the death of the shareholder or the beneficiary of a living revocable trust or within one year following the disability of a shareholder occurring subsequent to the purchase of shares; (vi) redemptions under the Systematic Withdrawal Plan used to pay scheduled monthly premiums on insurance policies issued by New York Life or an affiliate; (vii) continuing, periodic monthly or quarterly withdrawals, under the Systematic Withdrawal Plan, up to an annual total of 10% of the value of a shareholder's Class B shares in a Fund; (viii) redemptions by New York Life or any of its affiliates or by accounts managed by New York Life or any of its affiliates; (ix) redemptions effected by registered investment companies by virtue of transactions with a Fund; (x) redemptions by shareholders of shares purchased with the proceeds of a settlement payment made in connection with the liquidation and dissolution of a limited partnership sponsored by New York Life or one of its affiliates; and
(xi) continuing, periodic monthly or quarterly withdrawals, under the Systematic Withdrawal Plan for IRA and 403(b)(7) TSA participants for normal distributions based on their life expectancy.. The contingent deferred sales charge is waived on such sales or redemptions to promote goodwill and because the sales effort, if any, involved in making such sales is negligible.

      Shareholders should notify MSS, the Funds' transfer agent, at the time of requesting such redemptions that they are eligible for a waiver of the contingent deferred sales charge. Class B shares upon which the contingent deferred sales charge may be waived may not be resold, except to the Trust. Shareholders who are making withdrawals from retirement plans and accounts or other tax-sheltered or tax-deferred accounts should consult their tax advisors regarding the tax consequences of such withdrawals.

CONTINGENT DEFERRED SALES CHARGE, CLASS C

      A contingent deferred sales charge of 1% of the NAV of Class C shares will be imposed on redemptions of Class C shares of the Funds at the time of any redemption by a shareholder which reduces the current value of the shareholder's Class C account in any Fund to an amount which is lower than the amount of all payments by the shareholder for the purchase of Class C shares in that Fund during the preceding one year. However, no such charge will be imposed to the extent that the NAV of the Class C shares redeemed does not exceed (a) the current aggregate NAV of Class C shares of that Fund purchased more than one year prior to the redemption, plus (b) the current aggregate NAV of Class C shares of that Fund purchased through reinvestment of dividends, or distributions, plus (c) increases in the NAV of the investor's Class C shares of that Fund above the total amount of payments for the purchase of Class C shares of that Fund made during the preceding one year.

      Proceeds from the contingent deferred sales charge are paid to, and are used in whole or in part by, the Distributor to defray its expenses related to providing distribution related services to the Funds in connection with the sale of the Class C shares, such as the payment of compensation to selected dealers and agents. The combination of the contingent deferred sales charge and the distribution fee facilitates the ability of the Fund to sell the Class C shares without a sales charge being deducted at the time of purchase.

REDEMPTION FEE

      The MainStay Floating Rate Fund will impose a redemption fee of 2.00% of the total redemption amount (calculated at market value) on redemptions (including exchanges) of shares made within 60 days of purchase. The redemption fee is paid directly to the Fund and is designed to offset out-of-pocket administrative costs associated with short-term trading. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. The redemption fee will not apply to shares acquired through the reinvestment of dividends or distributions paid by the Fund. The redemption fee may not apply on redemptions of certain benefit plan accounts such as 401(k) plans, section 529 qualified tuition plans, or on redemptions of shares held at the time of death or the initial determination of a permanent disability of a shareholder. Please contact MSS at 1-800-MAINSTAY (1-800-624-6782) if you have questions as to whether the redemption fee applies to some or all of your shares.

                                 NET ASSET VALUE

      The Funds determines the net asset value per share ("NAV") of each class of each Fund on each day the New York Stock Exchange (the "NYSE") is open for regular trading. NAV per share is calculated as of the close of the NYSE (usually 4:00 pm, Eastern time) for each class of shares of each Fund (except the MainStay Cash Reserves

Fund, which is determined at noon, New York City time), by dividing the current market value (amortized cost, in the case of the MainStay Cash Reserves Fund) of the total assets attributable to a class, less liabilities attributable to that class, by the total number of shares of that class that are issued and outstanding.

HOW PORTFOLIO SECURITIES ARE VALUED

      Portfolio securities of the Cash Reserves Fund are valued at their amortized cost (in accordance with the Company's Amortized Cost Procedures adopted to implement the requirements of Rule 2a-7 under the 1940 Act), which does not take into account unrealized securities gains or losses. This method involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any premium paid or discount received. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. During such periods, the yield to an investor in the Fund may differ somewhat than that obtained in a similar investment company that uses available market quotations to value all of its portfolio securities. During periods of declining interest rates, the quoted yield on shares of the Cash Reserves Fund may tend to be higher than a computation made by a fund with identical investments utilizing a method of valuation based upon prevailing market prices and estimates of such market prices for all of its portfolio instruments. Thus, if the use of amortized costs by the Cash Reserves Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield if he or she purchased shares of the Fund on that day, than would result from investing in a fund utilizing solely market values, and existing shareholders in the Fund would receive less investment income. The converse would apply in a period of rising interest rates.

      Portfolio securities of each of the other Funds are valued:

      (a) by appraising common and preferred stocks which are traded on the NYSE or other exchanges and the National Association of Securities Dealers National Market System ("NMS") at the last sales price of the NYSE on that day or, if no sale occurs on such exchange, at the last quoted sale price up to the time of valuation on any other national securities exchange; if no sale occurs on that day, the stock shall be valued at the mean between the closing bid price and asked price on the NYSE (NOTE: excessive spreads or infrequent trading may indicate a lack of readily available market quotations which may then be "fair valued" in accordance with fair valuation policies established by the Board);

      (b) by appraising over-the-counter common and preferred stocks quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the NMS) at the closing bid price supplied through such system;

      (c) by appraising over-the-counter and foreign traded common and preferred stocks not quoted on the NASDAQ system and foreign securities traded on certain foreign exchanges whose operations are similar to the U.S. over-the-counter market at prices supplied by a recognized pricing agent selected by a Fund's Manager or Subadvisor, or if the prices are deemed by the Manager or the Subadvisor not to be representative of market values, the security is to be "fair valued" in accordance with fair valuation policies established by the Board;

      (d) by appraising debt securities and all other liquid securities and other liquid assets at prices supplied by a pricing agent or broker-dealer, selected by the Manager, in consultation with a Fund's Subadvisor, if any, approved by the Valuation Sub-Committee and ratified by the Valuation Committee if those prices are deemed by a Fund's Manager or Subadvisor to be representative of market values at the close of the NYSE;

      (e) by appraising exchange-traded options and futures contracts at the last posted settlement price on the market where any such option or futures contract is principally traded;

      (f) by appraising forward foreign currency exchange contracts held by the Funds at their respective fair market values determined on the basis of the mean between the last current bid and asked prices based on dealer or exchange quotations; and

      (g) securities that cannot be valued by the methods set forth above and all other assets, are valued in good faith at "fair value" in accordance with valuation policies established by the Board.

      Floating Rate Loans, in which the MainStay Floating Rate Fund primarily invests, are not listed on any securities exchange or board of trade. Some loans are traded by institutional investors in an over-the-counter secondary market that has developed in the past several years. This secondary market generally has fewer trades and less liquidity than the secondary markets for other types of securities. Some loans have few or no trades. Accordingly, determinations of the value of loans may be based on infrequent and dated trades. Because there is less reliable, objective market value data available, elements of judgment may play a greater role in valuation of loans than for other types of securities.

      Typically Floating Rate Loans are valued using information provided by an independent third party pricing service. If the pricing service cannot or does not provide a valuation for a particular loan or such valuation is deemed unreliable, such loan is fair valued in accordance with policies established by the Board. A Fund's officers, under the general supervision of the Board of Directors, will regularly review procedures used by, and valuations provided by, the pricing service for each Fund.

      Portfolio securities traded on more than one U.S. national securities exchange or foreign exchange are valued at the last sale price on the business day as of which such value is being determined on the close of the exchange representing the principal market for such securities and should there be no sale price on that exchange, such securities should then be valued at the last sale price on any other exchange that the Manager may designate. If there were no sales on any exchange, the securities shall be valued at the mean between the closing bid price and asked price. Prior to the daily calculation of each Fund's NAV, the value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at the foreign exchange bid rate of such currencies against US dollars as determined by quotes supplied by the pricing agent. If such quotations are not available, the rate of exchange will be determined in accordance with fair valuation policies established by the Board. For financial accounting purposes, the Company and the Trust recognize dividend income and other distributions on the ex-dividend date, except certain dividends from foreign securities that are recognized as soon as the Company and Trust are informed on or after the ex-dividend date.

      A significant event occurring after the close of trading but before the calculation of the Fund's NAV may mean that the closing price for a security may not constitute a readily available market quotation and accordingly require that the security be priced at its fair value in accordance with the fair valuation procedures established by the Board. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the NYSE generally will not be reflected in a Fund's calculation of its NAV. The Manager and Subadvisor, as applicable, will continuously monitor for significant events that may call into question the reliability of market quotations. Such events may include: situations relating to a single issue in a market sector; significant fluctuations in US or foreign markets; natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. However, where the Manager, in consultation with the Subadvisor, if any, may, in its judgment, determine that an adjustment to a Fund's NAV should be made because intervening events have caused the Fund's NAV to be materially inaccurate, the Manager and Subadvisor will seek to have the security "fair valued" in accordance with fair valuation procedures established by the Board.

      The proceeds received by each Fund for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the books of account, and will be charged with the liabilities in respect to such Fund and with a share of the general liabilities of the Company or Trust, as the case may be. Expenses with respect to any two or more Funds will be allocated in proportion to the NAVs of the respective Funds except where allocation of direct expenses can otherwise be fairly made in the judgment of the Manager or the Subadvisor.

                                 TAX INFORMATION

      The discussion herein relating to certain federal income tax considerations is presented for general informational purposes only. Since the tax laws are complex and tax results can vary depending upon specific circumstances, investors should consult their own tax adviser regarding an investment in a Fund, including the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction. The discussion is based upon provisions of the Code, the regulations promulgated thereunder, and judicial and administrative rulings, all of which are subject to change, which change may be retroactive.

      Each Fund intends to qualify annually and elect to be treated as a regulated investment company ("RIC") under Subchapter M of the Code. If a Fund so qualifies and elects, it generally will not be subject to federal income tax on its investment company taxable income (which includes, among other items, dividends, interest, and the excess, if any, of net short term capital gains over net long-term capital losses) and its net capital gains (net long-term capital gains in excess of net short term capital losses) that it distributes to its shareholders.

      Each Fund intends to distribute, at least annually, to its shareholders substantially all of its investment company taxable income and its net capital gains. In determining amounts of capital gains to be distributed, any capital loss carryovers from prior years will be applied against capital gains.

      To qualify for treatment as a regulated investment company, a Fund generally must, among other things: (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies, and other income (including gains from certain options, futures, and forward contracts) derived with respect to its business of investing in securities or foreign currencies; (b) diversify its holdings so that at the end of each quarter of the taxable year, (i) at least 50% of the market value of a Fund's assets is represented by cash, cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses; and (c) distribute in each taxable year at least 90% of the sum of its investment company taxable income and its net tax-exempt interest income. If a Fund does not meet all of these Code requirements, it will be taxed as an ordinary corporation and its distributions (to the extent of available earnings and profits) will be taxed to shareholders as ordinary income (except to the extent a shareholder is exempt from tax).

      The Treasury Department is authorized to issue regulations to provide that foreign currency gains that are not directly related to a Fund's principal business of investing in securities (or options and futures with respect to securities) may be excluded from the income that qualifies for purposes of the 90% gross income requirement described above. To date, however, no such regulations have been issued.

      The diversification requirements relating to the qualification of a Fund as a regulated investment company may limit the extent to which a Fund will be able to engage in certain investment practices, including transactions in futures contracts and other types of derivative securities transactions. In addition, if a Fund were unable to dispose of portfolio securities due to settlement problems relating to foreign investments or due to the holding of illiquid securities, the Fund's ability to qualify as a regulated investment company might be affected.

      Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, a Fund must distribute for the calendar year an amount equal to the sum of (1) at least 98% of its ordinary taxable income (excluding any capital gains or losses) for the calendar year, (2) at least 98% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of such year, and (3) all ordinary taxable income and capital gain net income (adjusted for certain ordinary losses) for previous years that were not distributed during such years. A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Fund in October, November or December of that year to shareholders on a record date in such a month and paid by the Fund during January of the following calendar year. Such a distribution will be includable in the gross income of shareholders in the calendar year in which it is declared, rather than the calendar year in which it is received. To prevent application of the excise tax, the Funds intend to make distributions in accordance with the calendar year distribution requirement.

                  CHARACTER OF DISTRIBUTIONS TO SHAREHOLDERS

      Distributions of investment company taxable income, including distributions of net short-term capital gains, are characterized as ordinary income. Distributions of a Fund's net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, designated by a Fund as capital gain dividends, will generally be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held the Fund's shares. All distributions are includable in the gross income of a shareholder whether reinvested in additional shares or received in cash. Shareholders receiving distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share received equal to the net asset value of a share of a Fund on the reinvestment date. Shareholders will be notified annually as to the federal tax status of distributions.

      Under recently enacted tax legislation, the maximum individual tax rate on income from qualified dividends is 15%. Each of the Funds that invest in stock will be able to designate a portion of its ordinary income distributions as qualified dividends to the extent that the Fund derives income from qualified dividends. A more than 60 day holding period requirement must be satisfied by both the Fund and the shareholder with respect to each qualified dividend in order to be eligible for the reduced tax rate.

      If a portion of a Fund's net investment income is derived from dividends from domestic corporations, then a portion of such distributions may also be eligible for the corporate dividends-received deduction. Capital gain distributions will not be eligible for the corporate dividends-received deduction. The dividends-received deduction is reduced to the extent shares of a Fund are treated as debt-financed under the Code and is generally eliminated unless such shares are deemed to have been held for more than 45 days during a specified period. In addition, the entire dividend (including the deducted portion) is includable in the corporate shareholder's alternative minimum taxable income.

      A Fund's distributions with respect to a given taxable year may exceed its current and accumulated earnings and profits available for distribution. In that event, distributions in excess of such earnings and profits would be characterized as a return of capital to shareholders for federal income tax purposes, thus reducing each shareholder's cost basis in his Fund shares. Distributions in excess of a shareholder's cost basis in his shares would be treated as a gain realized from a sale of such shares.

      Distributions by a Fund (other than the MainStay Cash Reserves Fund) reduce the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution, nevertheless, would be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution by a Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of their investment upon such distribution, which will nevertheless generally be taxable to them.

      Upon the taxable disposition (including a sale or redemption) of shares of a Fund, a shareholder may realize a gain or loss depending generally upon his basis in his shares. An exchange of shares of one Fund for shares of another is treated as a redemption of the shares of the first Fund and a purchase of the shares of the second Fund. Any gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term or short term, generally depending upon the shareholder's holding period for the shares. However, a loss realized by a shareholder on the disposition of shares of a Fund with respect to which capital gain dividends have been paid will, to the extent of such capital gain dividends, be treated as long-term capital loss if such shares have been held by the shareholder for six months or less. Further, a loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced (whether by reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Individual shareholders may generally deduct in any year only $3,000 of capital losses that are not offset by capital gains and any remaining losses may be carried over to future years. Corporations may generally deduct losses only to the extent of capital gains with certain carryovers for excess losses.

      Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain financial contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains and losses, may increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income. For example, fluctuations in exchange rates may increase the amount of income that a Fund must distribute in order to qualify for treatment as a regulated investment company and to prevent application of an excise tax on undistributed income. Alternatively, fluctuations in exchange rates may decrease or eliminate income available for distribution. If section 988 losses exceed other investment company taxable income during a taxable year, a Fund generally would not be able to make ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as return of capital to shareholders for federal income tax purposes, rather than as an ordinary dividend, reducing each shareholder's basis in his Fund shares.

      Foreign investing involves the possibility of confiscatory taxation, foreign taxation of income earned in the foreign nation (including withholding taxes on interest and dividends) or other foreign taxes imposed with respect to investments in the foreign nation.

      Income received by a Fund from sources within a foreign country may be subject to withholding and other income or similar taxes imposed by that country. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible and may elect to "pass-through" to the Fund's shareholders the amount of foreign income and similar taxes paid by the Fund. Pursuant to the Funds' current investment policies and practices, none of the Funds are expected to invest in foreign securities sufficient in amount to be eligible to permit this election to be made. Pursuant to this election, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign income and similar taxes paid by a Fund, and will be entitled either to claim a deduction (as an itemized deduction) for his pro rata share of such foreign taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. federal income taxes, subject to limitations. Foreign taxes may not be deducted by a shareholder that is an individual in computing the alternative minimum tax. Each shareholder will be notified within 60 days after the close of a Fund's taxable year whether the foreign taxes paid by the Fund will "pass-through" for that year and, if so, such notification will designate (a) the shareholder's portion of the foreign taxes paid to each such country and (b) the portion of the dividend which represents income derived from sources within each such country.

      Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his total foreign source taxable income. For this purpose, if a Fund makes the election described in the preceding paragraph, the source of a Fund's income flows through to its shareholders. With respect to the Funds, gains from the sale of securities generally will be treated as derived from U.S. sources and section 988 gains generally will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including foreign source passive income received from a Fund. In addition, the foreign tax credit may offset only 90% of the alternative minimum tax imposed on corporations and individuals. If a Fund is not eligible to make the election described above, the foreign income and similar taxes it pays generally will reduce investment company taxable income and distributions by a Fund will be treated as United States source income.

      The foregoing is only a general description of the foreign tax credit under current law. Because application of the credit depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisers.

      A Fund may invest in shares of foreign corporations, which may be classified under the Code as passive foreign investment companies ("PFICs"). Pursuant to the Funds' current investment policies and practices, the MainStay Asset Manager Fund and MainStay Indexed Bond Fund may invest in shares of foreign corporations. In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If a Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which a Fund held the PFIC shares. A Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

      A Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Alternatively, a Fund may elect to mark to market its PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of PFIC shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years.

      Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, as well as subject a Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC shares.

      A Fund may invest in municipal bonds or obligations issued or guaranteed by a state, the interest on which may be exempt from federal income tax. It is expected that shareholders will be subject to tax on dividends distributed by a Fund that are derived from tax-exempt interest income. A Fund's deduction for interest expense may be restricted where the Fund invests in obligations the interest on which is exempt in whole or in part from federal income tax.

      Some of the debt securities that may be acquired by a Fund may be treated as debt securities that are originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Funds, original issue discount on a taxable debt security earned in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code.

      Some of the debt securities may be purchased by a Fund at a discount, which exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any debt security acquired after April 30, 1993 or any taxable debt security acquired prior to May 1, 1993 having market discount will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of a Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest.

      If a Fund holds zero coupons bonds in its portfolio it will recognize income currently for federal tax purposes in the amount of the unpaid, accrued interest (determined under tax rules) and generally will be required to distribute dividends representing such income to shareholders currently, even though funds representing such income have not been received by the Fund.

      Certain of the options, futures contracts, and forward contracts in which the Funds may invest may be "section 1256 contracts." With certain exceptions, gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Also, section 1256 contracts held by a Fund at the end of each taxable year are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss generally is treated as 60/40 gain or loss. These contracts also may be marked-to-market at other times during the year under rules prescribed pursuant to the Code.

      The transactions undertaken by the Funds involving options, futures and forward contracts may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Funds of transactions involving options, futures and forward contracts are not entirely clear. These transactions may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to shareholders.

      The Funds may make one or more of the elections available under the Code, which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

      Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a Fund that did not engage in such transactions.

      Rules governing the tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while the Funds eligible to enter into swap agreements intend to account for such transactions in a manner deemed to be appropriate, the Internal Revenue Service ("IRS") might not accept such treatment. If it did not, the status of a Fund as a regulated investment company might be affected. It is possible that developments in the swap market and the laws relating to swaps, including potential government regulation, could have tax consequences. The Funds intend to monitor developments in this area.

      Certain requirements that must be met under the Code in order for a Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in transactions in options, futures, forward contracts, and swaps.

      Recently enacted rules may affect the timing and character of gain if a Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If a Fund enters into certain transactions in property while holding substantially identical property (for example, a short sale against the box), the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund's holding period and the application of various loss deferral provisions of the Code.

      Each Fund is required to report to the IRS all distributions except in the case of certain exempt shareholders. All such distribution and redemption proceeds generally are subject to withholding of federal income tax at a rate of 28% ("backup withholding") in the case of non-exempt shareholders if (1) the shareholder fails to furnish the Fund with and to certify the shareholder's correct taxpayer identification number, (2) the IRS notifies the Fund or shareholder that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. If the withholding provisions are applicable, any such distributions, whether reinvested in additional shares or taken in cash, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder's U.S. federal income tax liability. Investors may wish to consult their tax advisers about the applicability of the backup withholding provisions.

      The foregoing discussion relates only to federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). Distributions by the Funds also may be subject to state and local taxes and their treatment under state and local income tax laws may differ from the federal income tax treatment. Shareholders should consult their tax advisers with respect to particular questions of federal, state and local taxation. Shareholders who are not U.S. persons should consult their tax advisers regarding U.S. and foreign tax consequences of ownership of shares of the Funds including the likelihood that distributions to them would be subject to withholding of U.S. tax at a rate of 30% (or at a lower rate under a tax treaty).

                             PERFORMANCE INFORMATION

      The Funds may, from time to time, include the yield and effective yield of the MainStay Cash Reserves Fund, the yield of the other Funds or Classes, and the total return of all Funds or Classes in advertisements, sales literature, or reports to shareholders or prospective investors. Total return and yield are computed separately for each class of shares. The average annual total return of each Fund is determined for a particular period by calculating the actual dollar amount of the investment return on a $1,000 investment in the Fund made at the maximum public offering price at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount. Total return for a period of one year is equal to the actual return of the Fund during that period and reflects fee waivers and reimbursements in effect for each period. This calculation assumes a complete redemption of the investment and the deduction of the maximum contingent deferred sales charge at the end of the period in the case of Class B shares. In the case of Class A shares, the calculation assumes the maximum sales charge is deducted from the initial $1,000 purchase order. It also assumes that all dividends and distributions are reinvested at NAV on the reinvestment dates during the period.

      In considering any average annual total return quotation, investors should remember that the maximum initial sales charge reflected in each quotation for Class A shares is a one-time fee, which will have its greatest impact during the early stages of an investor's investment in the Fund. The actual performance of your investment will be affected less by this charge the longer you retain your investment in the Fund.

      Certain Funds began offering L Class shares on December 30, 2002. The L Class shares were redesignated as Class C shares on January 1, 2004. Thus, the performance figures for Class C shares of those Funds prior to January 1, 2004 have been calculated based on the historical performance of the L Class shares for the period December 30, 2002 through December 31, 2003 and on the historical performance of those Funds' Class I shares from inception through December 29, 2002. Information shown for the Class C shares includes the performance of the Class L shares, which were redesignated as Class C shares as of December 31, 2003. In addition, certain Funds began offering Class A, B, C, R1 and R2 shares on January 1, 2004. Performance data shown for the Class A, B, R1 or R2 shares, as well as the Class C shares for those Funds that did not previously offer L Class shares, where provided, is calculated based on the historical performance of the Funds' Class I shares. Net of the sales charges and 12b-1 fees applicable to each class, the Class A, B, C, I, R1 and R2 shares would have had substantially similar annual returns because the shares are invested in the same portfolio of securities.

      Yield. Quotations of "yield" for the Funds (other than the MainStay Cash Reserves Fund) will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

      Yield = 2[((a - b)/cd + 1)6 - 1]

      Where:

      a = dividends and interest earned during the period,

      b = expenses accrued for the period (net of reimbursements),

      c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and

      d = the maximum offering price per share on the last day of the period.

      For the 30-day period ended October 31, 2004, the yield of each of the following Funds was:

                     FUND                              CLASS I
                     ----                              -------
MainStay Intermediate Term Bond Fund                      3.73%
MainStay Indexed Bond Fund                                3.28%
MainStay Short Term Bond Fund                             2.22%

      For the purpose of determining the interest earned (variable "a" in the formula) on debt obligations purchased by a Fund at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations.

      Current yield for the MainStay Cash Reserves Fund will be based on the change in the value of a hypothetical investment (exclusive of capital charges) over a particular seven-day period, less a pro rata share of Fund expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. "Effective yield" for the MainStay Cash Reserves Fund assumes that all dividends received during an annual period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

            Effective Yield = [(Base Period Return + 1) (365/7) ] - 1

      As of October 31, 2004, the current and effective seven-day average yields for the MainStay Cash Reserves Fund were as follows:

                                CURRENT 7 DAY                        EFFECTIVE 7 DAY
                                 YIELD AFTER                           YIELD AFTER
               CURRENT 7 DAY     WAIVERS AND      EFFECTIVE 7 DAY      WAIVERS AND
SHARE CLASS        YIELD        REIMBURSEMENTS         YIELD         REIMBURSEMENTS
-----------    -------------    --------------    ---------------    ---------------
Class I            1.18%            1.28%              1.19%              1.29%

      Average Annual Total Return. The "average annual total return" figure for a Fund shows the average percentage change in value of an investment in a Fund from the beginning date of the measuring period to the ending date of the measuring period. The figure reflects changes in the price of a Fund's shares and assumes that any income, dividends and/or capital gains distributions made by the Fund during the period are reinvested in shares of the Fund. Figures will be given for recent one-, five- and ten-year periods (when applicable), and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis). When considering "average" annual total return figures for periods longer than one year, investors should note that a Fund's annual total return for any one year in the period might have been greater or less than the average for the entire period. Quotations of average annual total return for a Fund are expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund or Class over certain periods calculated pursuant to the following formula:

                               P(1 + T) (n) = ERV

      Where:

      P = a hypothetical initial payment of $1,000,

      T = the total return for the period,

      (n) = the number of periods, and

      ERV= the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period assuming reinvestment of all dividends and distributions).

      Quotations of total return may also be shown for other periods. All total return figures reflect the deduction of a proportional share of Fund or Class expenses on an annual basis, reflect fee waivers or reimbursements in effect for each period and assume that all dividends and distributions are reinvested when paid.

      The average annual total returns of the Class A shares of the Funds for the 1-year and, as applicable, 5-year and 10-year periods ended October 31, 2004: *


                                                                               AVERAGE
                                           YEAR     FIVE YEARS   TEN YEARS    ANNUAL
                                           ENDED       ENDED       ENDED       TOTAL     INCEPTION
               FUND                      10/31/04    10/31/04    10/31/04     RETURN       DATE
-------------------------------------    --------    --------    ---------    -------    ---------
MainStay All Cap Growth Fund+             -4.67%     -10.10%        5.62%        8.45%       1/2/91
MainStay All Cap Value Fund+               5.02%        .91%        4.99%        7.76%       1/2/91
MainStay Asset Manager Fund+               1.64%      -1.06%        6.52%        6.59%       1/2/91
MainStay Balanced Fund+                    1.50%       6.18%        7.35%        7.65%       5/1/89
MainStay Floating Rate Fund                   -           -            -        -1.77%       5/3/04
MainStay Intermediate Term Bond Fund+     -0.85%       3.08%        3.63%        3.66%       1/2/91
MainStay Indexed Bond Fund+                 .62%       3.79%        4.04%        4.24%       1/2/91
MainStay Mid Cap Opportunity Fund+         6.36%       7.58%           -        11.27%     12/27/94
MainStay Small Cap Opportunity Fund+      12.85%      11.00%       10.48%        9.02%      1/12/87
MainStay Short Term Bond Fund+            -2.52%       1.74%        2.28%        2.74%       1/2/91
MainStay S&P 500 Index Fund+               5.16%      -4.12-        9.05%        9.68%       1/2/91


*  Assumes the deduction of the maximum applicable initial sales charge.

+ Performance figures for the Fund's Class A shares, first offered to the public on January 1, 2004, include the historical performance of the Fund's Class I shares for the period from inception through December 31, 2003. Performance data for the two classes after this date vary based on differences in their expense structures.

      The average annual total returns of the Class B shares of the Funds for the 1-year and, as applicable, 5-year and 10-year periods ended October 31, 2004: *

                                                                                AVERAGE
                                           YEAR      FIVE YEARS    TEN YEARS    ANNUAL
                                          ENDED        ENDED         ENDED       TOTAL     INCEPTION
                 FUND                    10/31/04     10/31/04     10/31/04     RETURN       DATE
-------------------------------------    --------    ----------    ---------    -------    ---------
MainStay All Cap Growth Fund+             -4.83%      -10.14%        5.30%        7.86%       1/2/91
MainStay All Cap Value Fund+               5.64%        1.21%        5.12%        7.71%       1/2/91
MainStay Asset Manager Fund+               2.06%       -0.77%        6.65%        6.54%       1/2/91
MainStay Balanced Fund+                    1.86%        6.57%        7.47%        7.54%       5/1/89
MainStay Floating Rate Fund                   -            -            -        -1.98%       5/3/04
MainStay Intermediate Term Bond Fund+     -1.57%        3.20%        3.65%        3.51%       1/2/91
MainStay Mid Cap Opportunity Fund+         6.65%        7.76%           -        11.12%     12/27/94
MainStay Small Cap Opportunity Fund+      13.52%       11.28%       10.21%        8.54%      1/12/87

* Assumes a complete redemption at the end of the period and the deduction of the maximum applicable contingent deferred sales charge.

+ Performance figures for the Fund's Class B shares, first offered to the public on January 1, 2004, include the historical performance of the Fund's Class I shares for the period from inception through December 31, 2003. Performance data for the two classes after this date vary based on differences in their expense structures.

      The average annual total returns of the Class C shares of the Funds for the 1-year and, as applicable, 5-year and 10-year periods ended October 31, 2004: *

                                                                                AVERAGE
                                          YEAR       FIVE YEARS    TEN YEARS     ANNUAL
                                          ENDED         ENDED        ENDED       TOTAL     INCEPTION
               FUND                      10/31/04     10/31/04     10/31/04     RETURN       DATE
-------------------------------------    --------    ----------    ---------    -------    ---------
MainStay All Cap Growth Fund+             -0.78%       -9.02%        6.30%       9.21%       1/2/91
MainStay All Cap Value Fund+               9.83%        2.22%        7.07%      10.13%       1/2/91
MainStay Asset Manager Fund++              6.39%        0.86%        9.01%       8.59%       1/2/91
MainStay Balanced Fund++                   6.30%        7.82%        9.20%       9.26%       5/1/89
MainStay Floating Rate Fund                   -            -            -        0.41%       5/3/04
MainStay Intermediate Term Bond            3.29%        5.48%        5.73%       5.70%       1/2/91
Fund+
MainStay Mid Cap Opportunity Fund++       10.71%        8.50%           -       12.04%     12/27/94
MainStay Small Cap Opportunity Fund++     18.29%       11.95%       12.48%      10.42%      1/12/87

* Assumes a complete redemption at the end of the period and the deduction of the maximum applicable contingent deferred sales charge.

+ Performance figures for the Fund's Class C shares, first offered to the public on January 1, 2004, include the historical performance of the Fund's Class I shares for the period from inception through December 31, 2003. Performance data for the two classes after this date vary based on differences in their expense structures.

++ Performance figures for the Fund's Class C shares, first offered to the public on January 1, 2004, include the historical performance of the L Class shares (which were redesignated as Class C shares on January 1, 2004) from December 30, 2002 through December 31, 2003 and the historical performance of the Class I shares from January 1, 1995 through December 29, 2002.

      The average annual total returns of the Class I shares of the Funds for the 1-year and, as applicable, 5-year and 10-year periods ended October 31, 2004:


                                                                                AVERAGE
                                           YEAR      FIVE YEARS    TEN YEARS     ANNUAL
                                          ENDED        ENDED         ENDED       TOTAL     INCEPTION
                 FUND                    10/31/04    10/31/04      10/31/04      RETURN      DATE
-------------------------------------    --------    --------      --------     -------    ---------
MainStay All Cap Growth Fund               1.29%       -8.07%        7.47%       10.55%      1/2/91
MainStay All Cap Value Fund               11.97%        3.23%        8.08%       11.17%      1/2/91
MainStay Asset Manager Fund                8.43%        1.81%       10.02%        9.61%      1/2/91
MainStay Balanced Fund                     8.45%        8.91%       10.28%       10.34%      5/1/89
MainStay Cash Reserves Fund                0.77%        2.76%        3.98%        3.99%      1/2/91
MainStay Floating Rate Fund                   -            -            -         1.92%      5/3/04
MainStay Indexed Bond Fund                 5.01%        7.07%        7.12%        7.06%      1/2/91
MainStay Intermediate Bond Fund            5.30%        6.52%        6.76%        6.74%      1/2/91
MainStay Mid Cap Opportunity Fund         12.97%        9.59%           -        13.22%    12/27/94
MainStay Short Term Bond Fund              1.50%        4.62%        5.23%        5.44%      1/2/91
MainStay Small Cap Opportunity Fund       20.72%       13.08%       13.84%       11.75%     1/12/87
MainStay S&P 500 Index Fund                9.10%       -2.35%       10.78%       11.24%      1/2/91

      The average annual total returns of the Class R1 shares of the Funds for the 1-year and, as applicable, 5-year and 10-year periods ended October 31, 2004:

                                                                      AVERAGE
                             YEAR                        TEN YEARS     ANNUAL
                             ENDED       FIVE YEARS        ENDED       TOTAL     INCEPTION
          FUND             10/31/04    ENDED 10/31/04     10/31/04     RETURN       DATE
-----------------------    --------    --------------    ---------    -------    ---------
MainStay Balanced Fund+      8.35%          8.80%          10.17%      10.23%      5/1/89

+ Performance figures for the Funds' Class R1 shares, first offered to the public on January 1, 2004, include the historical performance of the Fund's Class I shares for the period from inception through December 31, 2003. Performance data for the two classes after this date vary based on differences in their expense structures.

      The average annual total returns of the Class R2 shares of the Funds for the 1-year and, as applicable, 5-year and 10-year periods ended October 31, 2004:

                                                                      AVERAGE
                            YEAR                         TEN YEARS     ANNUAL
                            ENDED       FIVE YEARS         ENDED       TOTAL     INCEPTION
         FUND              10/31/04    ENDED 10/31/04    10/31/04     RETURN       DATE
-----------------------    --------    --------------    ---------    -------    ---------
MainStay Balanced Fund+     8.02%          8.53%           9.90%       9.96%      5/1/89

+ Performance figures for the Funds' Class R2 shares, first offered to the public on January 1, 2004, include the historical performance of the Fund's Class I shares for the period from inception through December 31, 2003. Performance data for the two classes after this date vary based on differences in their expense structures.

      The average annual total returns of the Class A shares of the Funds for the 1-year and, as applicable, 5-year and 10-year periods ended October 31, 2004, without deducting the applicable initial sales charge, were as follows*:

                                                                                AVERAGE
                                           YEAR      FIVE YEARS    TEN YEARS    ANNUAL
                                          ENDED        ENDED         ENDED       TOTAL     INCEPTION
                  FUND                   10/31/04    10/31/04       10/31/04    RETURN        DATE
-------------------------------------    --------    ----------    ---------    -------    ---------
MainStay All Cap Growth Fund+              0.88%       -8.25%        7.26%       10.33%       1/2/91
MainStay All Cap Value Fund+              11.57%        2.95%        7.82%       10.90%       1/2/91
MainStay Asset Manager Fund+               8.24%        1.60%        9.80%        9.38%       1/2/91
MainStay Balanced Fund+                    8.04%        8.61%       10.00%       10.06%       5/1/89
MainStay Floating Rate Fund                   -            -            -         1.79%       5/3/04
MainStay Intermediate Term Bond Fund+      4.96%        6.25%        6.50%-       6.48%       1/2/91
MainStay Indexed Bond Fund+                4.82%        6.82%        6.88%        6.82%       1/2/91
MainStay Mid Cap Opportunity Fund+        12.67%        9.32%           -        12.95%     12/27/94
MainStay Small Cap Opportunity Fund+      20.29%       12.77%       13.51%       11.44%      1/12/87
MainStay Short Term Bond Fund+             1.07%        4.33%        4.97%        5.19%       1/2/91
MainStay S&P 500 Index Fund+               8.77%       -2.58%       10.53%       10.99%       1/2/91

+ Performance figures for the Fund's Class A shares, first offered to the public on January 1, 2004, include the historical performance of the Fund's Class I shares for the period from inception through December 31, 2003. Performance data for the two classes after this date vary based on differences in their expense structures.

      The average annual total returns of the Class B shares of the Funds for the 1-year and, as applicable, 5-year and 10-year periods ended October 31, 2004, without deducting the applicable contingent deferred sales charge, were as follows:

                                                                                AVERAGE
                                           YEAR      FIVE YEARS    TEN YEARS    ANNUAL
                                          ENDED        ENDED         ENDED       TOTAL     INCEPTION
                  FUND                   10/31/04    10/31/04       10/31/04    RETURN        DATE
-------------------------------------    --------    ----------    ---------    -------    ---------
MainStay All Cap Growth Fund+              0.17%       -9.03%         6.29%       9.20%      1/2/91
MainStay All Cap Value Fund+              10.83%        2.22%         7.07%      10.13%      1/2/91
MainStay Asset Manager Fund+               7.49%        0.89%         9.05%       8.63%      1/2/91
MainStay Balanced Fund+                    7.33%        7.81%         9.20%       9.26%      5/1/89
MainStay Floating Rate Fund                   -            -             -        1.41%      5/3/04
MainStay Intermediate Term Bond Fund+      4.29%        5.48%         5.73%       5.70%      1/2/91
MainStay Mid Cap Opportunity Fund+        11.77%        8.47%            -       12.03%    12/27/94
MainStay Small Cap Opportunity Fund+      19.36%       11.94%        12.46       10.40%     1/12/87

+ Performance figures for the Funds' Class B shares, first offered to the public on January 1, 2004, include the historical performance of the Fund's Class I shares for the period from inception through December 31, 2003. Performance data for the two classes after this date vary based on differences in their expense structures.

      The average annual total returns of the Class C shares of the Funds for the 1-year and, as applicable, 5-year and 10-year periods ended October 31, 2004, without deducting the applicable contingent deferred sales charge, were as follows:

                                                                                AVERAGE
                                           YEAR      FIVE YEARS    TEN YEARS    ANNUAL
                                          ENDED        ENDED         ENDED       TOTAL     INCEPTION
                  FUND                   10/31/04    10/31/04       10/31/04    RETURN        DATE
-------------------------------------    --------    ----------    ---------    -------    ---------
MainStay All Cap Growth Fund+              0.22%       -9.02%        6.30%        9.21%       1/2/91
MainStay All Cap Value Fund+              10.83%        2.22%        7.07%       10.13%       1/2/91
MainStay Asset Manager Fund+               7.39%        0.86%        9.01%        8.59%       1/2/91
MainStay Balanced Fund+                    7.30%        7.82%        9.20%        9.26%       5/1/89
MainStay Floating Rate Fund                   -            -            -         1.41%       5/3/04
MainStay Intermediate Term Bond Fund+      4.29%        5.48%        5.73%        5.70%       1/2/91
MainStay Mid Cap Opportunity Fund+        11.71%        8.50%           -        12.04%     12/27/94
MainStay Small Cap Opportunity Fund+      19.29%       11.95%       12.48%       10.42%      1/12/87

+ Performance figures for the Fund's Class C shares, first offered to the public on January 1, 2004, include the historical performance of the Fund's Class I shares for the period from inception through December 31, 2003. Performance data for the two classes after this date vary based on differences in their expense structures.

+ Performance figures for the Fund's Class C shares, first offered to the public on January 1, 2004, include the historical performance of the Class L shares (which were redesignated as Class C shares on January 1, 2004) from December 30, 2002 through December 31, 2003 and the historical performance of the Class I shares from January 1, 1995 through December 29, 2002.

      Average Annual Total Return (After Taxes on Distributions). Quotations of average annual total return (after taxes on distributions) are expressed in terms of the average annual compounded rates of return over the one-year, five-year, and ten-year periods and since each Fund commenced its investment operations that would equate the initial $1,000 investment according to the following formula:

                               P(1 + T)(n) = ATV(D)

      Where:

      P = a hypothetical initial payment of $1,000.

      T = average annual total return (after taxes on distributions).

      (n) = number of years.

      ATV(D) = ending value of a hypothetical $1,000 payment made at the beginning of the one-year, five-year, and ten-year periods at the end of the one-year, five-year, and ten-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption.

      The average annual total returns (after taxes on distributions) of the Class A shares of the Funds for the 1-year and, as applicable, 5-year and 10-year periods ended October 31, 2003, were as follows:

                                                                                AVERAGE
                                           YEAR      FIVE YEARS    TEN YEARS    ANNUAL
                                          ENDED        ENDED         ENDED       TOTAL     INCEPTION
                  FUND                   10/31/04    10/31/04       10/31/04    RETURN        DATE
-------------------------------------    --------    ----------    ---------    -------    ---------
MainStay All Cap Growth Fund              -4.67%      -10.10%        5.62%        8.45%      1/2/91
MainStay All Cap Value Fund                5.02%        0.91%        4.99%        7.76%      1/2/91
MainStay Asset Manager Fund                1.64%       -1.06%        6.52%        6.59%      1/2/91
MainStay Balanced Fund                     1.50%        6.18%        7.35%        7.65%      5/1/89
MainStay Floating Rate Fund                   -            -            -        -1.77%      5/3/04
MainStay Intermediate Term Bond Fund      -0.85%        3.08%        3.63%        3.66%      1/2/91
MainStay Indexed Bond Fund                 0.62%        3.79%        4.04%        4.24%      1/2/91
MainStay Mid Cap Opportunity Fund          6.36%        7.58%           -        11.27%    12/27/94
MainStay Small Cap Opportunity Fund       12.85%       11.00%       10.48%        9.02%     1/12/87
MainStay Short Term Bond Fund             -2.52%        1.74%        2.28%        2.74%      1/2/91
MainStay S&P 500 Index Fund                5.16%       -4.12%        9.05%        9.68%      1/2/91

*  Assumes the deduction of the maximum applicable initial sales charge.

+ Performance figures for the Funds' Class A shares, first offered to the public on January 1, 2004, include the historical performance of the Fund's Class I shares for the period from inception through December 31, 2003. Performance data for the two classes after this date vary based on differences in their expense structures.

      The average annual total returns (after taxes on distributions) of the Class B shares of the Funds for the 1-year and, as applicable, 5-year and 10-year periods ended October 31, 2004, were as follows*+:

                                                                                AVERAGE
                                           YEAR      FIVE YEARS    TEN YEARS    ANNUAL
                                          ENDED        ENDED         ENDED       TOTAL     INCEPTION
                  FUND                   10/31/04    10/31/04       10/31/04    RETURN        DATE
-------------------------------------    --------    ----------    ---------    -------    ---------
MainStay All Cap Growth Fund              -4.83%       -10.14%       5.30%        7.86%      1/2/91
MainStay All Cap Value Fund                5.64%         1.21%       5.12%        7.71%      1/2/91
MainStay Asset Manager Fund                2.06%        -0.77%       6.65%        6.54%      1/2/91
MainStay Balanced Fund                     1.86%         6.57%       7.47%        7.54%      5/1/89
MainStay Floating Rate Fund                   -             -           -        -1.98%      5/3/04
MainStay Intermediate Term Bond Fund      -1.57%         3.20%       3.65%        3.51%      1/2/91
MainStay Mid Cap Opportunity Fund          6.65%         7.76%          -        11.12%    12/27/94
MainStay Small Cap Opportunity Fund       13.52%        11.28%      10.21%        8.54%     1/12/87

* Assumes a complete redemption at the end of the period and the deduction of the maximum applicable contingent deferred sales charge.

+ Performance figures for the Funds' Class B shares, first offered to the public on January 1, 2004, include the historical performance of the Fund's Class I shares for the period from inception through December 31, 2003. Performance data for the two classes after this date vary based on differences in their expense structures.

      The average annual total returns (after taxes on distribution) of the Class C shares of the Funds for the 1-year and, as applicable, 5-year and 10-year periods ended October 31, 2004, were as follows: *

                                                                                AVERAGE
                                           YEAR      FIVE YEARS    TEN YEARS    ANNUAL
                                          ENDED        ENDED         ENDED       TOTAL     INCEPTION
                  FUND                   10/31/04    10/31/04       10/31/04    RETURN        DATE
-------------------------------------    --------    ----------    ---------    -------    ---------
MainStay All Cap Growth Fund+             -0.78%       -9.83%        5.30%        7.87%      1/2/91
MainStay All Cap Value Fund+               9.64%        1.58%        5.12%        7.71%      1/2/91
MainStay Asset Manager Fund++              6.00%       -0.43%        6.63%        6.51%      1/2/91
MainStay Balanced Fund++                   6.26%        6.79%        6.96%        7.22%      5/1/89
MainStay Floating Rate Fund                   -            -            -         0.02%      5/3/04
MainStay Intermediate Term Bond Fund+      2.43%        3.55%        3.65%        3.51%      1/2/91
MainStay Mid Cap Opportunity Fund++       10.60%        8.08%           -        11.13%    12/27/94
MainStay Small Cap Opportunity Fund++     17.34%       11.53%       10.22%        8.55%     1/12/87

* Assumes a complete redemption at the end of the period and the deduction of the maximum applicable contingent deferred sales charge.

+ Performance figures for the Fund's Class C shares, first offered to the public on January 1, 2004, include the historical performance of the Fund's Class I shares for the period from inception through December 31, 2003. Performance data for the two classes after this date vary based on differences in their expense structures.

++ Performance figures for the Fund's Class C shares, first offered to the public on January 1, 2004, include the historical performance of the Class L shares (which were redesignated as Class C shares on January 1, 2004) from December 30, 2002 through December 31, 2003 and the historical performance of the Class I shares from January 1, 1995 through December 29, 2002.

      The average annual total returns (after taxes on distribution) of the Class I shares of the Funds for the 1-year, 5-year and 10-year periods ended October 31, 2004, were as follows:

                                                                                AVERAGE
                                           YEAR      FIVE YEARS    TEN YEARS    ANNUAL
                                          ENDED        ENDED         ENDED       TOTAL     INCEPTION
                  FUND                   10/31/04    10/31/04       10/31/04    RETURN        DATE
-------------------------------------    --------    ----------    ---------    -------    ---------
MainStay All Cap Growth Fund               1.29%       -8.89%         6.43%       9.13%      1/2/91
MainStay All Cap Value Fund               11.74%        2.31%         5.78%       8.40%      1/2/91
MainStay Asset Manager Fund                7.92%        0.24%         7.28%       7.19%      1/2/91
MainStay Balanced Fund                     7.76%        7.60%         8.15%       8.23%      5/1/89
MainStay Cash Reserves Fund                0.50%        1.68%         2.40%       2.46%      1/2/91
MainStay Floating Rate Fund                   -            -             -        1.35%      5/3/04
MainStay Indexed Bond Fund                 3.83%        4.55%         4.49%       4.62%      1/2/91
MainStay Intermediate Bond Fund            4.04%        4.20%         4.27%       4.16%      1/2/91
MainStay Mid Cap Opportunity Fund         12.85%        9.00%            -       12.10%    12/27/94
MainStay Short Term Bond Fund              0.81%        2.53%         2.74%       3.12%      1/2/91
MainStay Small Cap Opportunity Fund       19.65%       12.46%        11.34%       9.59%     1/12/87
MainStay S&P 500 Index Fund                8.91%       -3.36%         9.55%      10.10%      1/2/91

      The average annual total returns (after taxes on distribution) of the Class R1 Shares of the relevant Funds for the 1-year, 5-year and 10-year periods ended October 31, 2004 were as follows*:

                                                                       AVERAGE
                             YEAR                         TEN YEARS     ANNUAL
                             ENDED       FIVE YEARS         ENDED       TOTAL     INCEPTION
          FUND             10/31/04    ENDED 10/31/04     10/31/04     RETURN       DATE
-----------------------    --------    --------------     ---------    -------    ---------
MainStay Balanced Fund+      7.61%         7.31%            7.50%       7.80%       5/1/89

+ Performance figures for the Fund's Class R1 shares, first offered to the public on January 1, 2004, include the historical performance of the Fund's Class I shares for the period from inception through December 31, 2003. Performance data for the two classes after this date vary based on differences in their expense structures.

      The average annual total returns (after taxes on distribution) of the Class R2 Shares of the relevant Funds for the 1-year, 5-year and 10-year periods ended October 31, 2004 were as follows*:

                                                                       AVERAGE
                             YEAR                         TEN YEARS     ANNUAL
                             ENDED       FIVE YEARS         ENDED       TOTAL     INCEPTION
          FUND             10/31/04    ENDED 10/31/04     10/31/04     RETURN       DATE
-----------------------    --------    --------------     ---------    -------    ---------
MainStay Balanced Fund+      7.40%         7.34%            7.90%       7.98%      5/1/89

+ Performance figures for the Fund's Class R2 shares, first offered to the public on January 1, 2004, include the historical performance of the Fund's Class I shares for the period from inception through December 31, 2003. Performance data for the two classes after this date vary based on differences in their expense structures.

      Average Annual Total Return (After Taxes On Distributions And Redemption). Quotations of average annual total return (after taxes on distributions and redemption) are expressed in terms of the average annual compounded rates of return over the one-year, five-year, and ten-year periods and since each Fund commenced its investment operations that would equate the initial $1,000 investment according to the following formula:

                              P(1 + T)(n) = ATV(DR)

      Where:

      P = a hypothetical initial payment of $1,000.

      T = average annual total return (after taxes on distributions and redemption).

      n = number of years.

      ATV (DR) = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the one-year, five-year, and ten-year periods (or fractional portion), after taxes on fund distributions and redemption.

      The average annual total returns (after taxes on distributions and redemption) of the Class A shares of the Funds for the 1-year and, as applicable, 5-year and 10-year periods ended October 31, 2003, were as follows*:

                                                                                AVERAGE
                                           YEAR      FIVE YEARS    TEN YEARS    ANNUAL
                                          ENDED        ENDED         ENDED       TOTAL     INCEPTION
                  FUND                   10/31/04    10/31/04       10/31/04    RETURN        DATE
-------------------------------------    --------    ----------    ---------    -------    ---------
MainStay All Cap Growth Fund+             -3.03%       -7.54%         5.72%       8.35%      1/2/91
MainStay All Cap Value Fund+               3.52%        1.13%         5.12%       7.72%      1/2/91
MainStay Asset Manager Fund+               1.46%       -0.51%         6.54%       6.53%      1/2/91
MainStay Balanced Fund+                    1.58%        5.66%         7.02%       7.34%      5/1/89
MainStay Floating Rate Fund                   -            -             -       -0.82%      5/3/04
MainStay Intermediate Term Bond Fund+      1.07%        3.76%         4.00%       4.18%      1/2/91
MainStay Indexed Bond Fund+                0.13%        3.11%         3.62%       3.68%      1/2/91
MainStay Mid Cap Opportunity Fund+         4.34%        6.77%            -       10.39%    12/27/94
MainStay Small Cap Opportunity Fund+      -1.25%        1.92%         2.44%       2.83%     1/12/87
MainStay Short Term Bond Fund+             9.78%        9.80%        10.01%       8.69%      1/2/91
MainStay S&P 500 Index Fund+               3.57%       -2.98%         8.52%       9.14%      1/2/91

*  Assumes the deduction of the maximum applicable initial sales charge.

+ Performance figures for the Funds' Class A shares, first offered to the public on January 1, 2004, include the historical performance of the Fund's Class I shares for the period from inception through December 31, 2003. Performance data for the two classes after this date vary based on differences in their expense structures.

      The average annual total returns (after taxes on distributions and redemption) of the Class B shares of the Funds for the 1-year and, as applicable, 5-year and 10-year periods ended October 31, 2004, were as follows*:

                                                                                AVERAGE
                                           YEAR      FIVE YEARS    TEN YEARS    ANNUAL
                                          ENDED        ENDED         ENDED       TOTAL     INCEPTION
                  FUND                   10/31/04    10/31/04       10/31/04    RETURN        DATE
-------------------------------------    --------    ----------    ---------    -------    ---------
MainStay All Cap Growth Fund+             -3.14%       -7.55%        5.44%        7.80%      1/2/91
MainStay All Cap Value Fund+               3.79%        1.35%        5.21%        7.65%      1/2/91
MainStay Asset Manager Fund+               1.61%       -0.30%        6.63%        6.45%      1/2/91
MainStay Balanced Fund+                    1.72%        5.96%        7.09%        7.20%      5/1/89
MainStay Floating Rate Fund                   -            -            -        -1.03%      5/3/04
MainStay Intermediate Term Bond Fund+     -0.47%        3.17%        3.58%        3.51%      1/2/91
MainStay Mid Cap Opportunity Fund+         4.54%        6.91%           -        10.24%    12/27/94
MainStay Small Cap Opportunity Fund+      10.28%       10.05%        9.76%        8.22%     1/12/87

* Assumes a complete redemption at the end of the period and the deduction of the maximum applicable contingent deferred sales charge.

+ Performance figures for the Funds' Class B shares, first offered to the public on January 1, 2004, include the historical performance of the Fund's Class I shares for the period from inception through December 31, 2003. Performance data for the two classes after this date vary based on differences in their expense structures.

      The average annual total returns (after taxes on distribution and redemption) of the Class C shares of the Funds for the 1-year and, as applicable, 5-year and 10-year periods ended October 31, 2004, were as follows:*


                                                                                AVERAGE
                                           YEAR      FIVE YEARS    TEN YEARS    ANNUAL
                                          ENDED        ENDED         ENDED       TOTAL     INCEPTION
                  FUND                   10/31/04    10/31/04       10/31/04    RETURN        DATE
-------------------------------------    --------    ----------    ---------    -------    ---------
MainStay All Cap Growth Fund+             -0.51%       -7.31%        5.44%        7.81%      1/2/91
MainStay All Cap Value Fund+               6.39%        1.66%        5.21%        7.65%      1/2/91
MainStay Asset Manager Fund++              4.32%        0.00%        6.61%        6.43%      1/2/91
MainStay Balanced Fund++                   4.72%        6.14%        6.58%        6.88%      5/1/89
MainStay Floating Rate Fund                   -            -            -         0.26%      5/3/04
MainStay Intermediate Term Bond Fund+      2.13%        3.47%        3.58%        3.51%      1/2/91
MainStay Mid Cap Opportunity Fund++        7.11%        7.19%           -        10.25%    12/27/94
MainStay Small Cap Opportunity Fund++     12.72%       10.26%        9.77%        8.23%     1/12/87

* Assumes a complete redemption at the end of the period and the deduction of the maximum applicable contingent deferred sales charge.

+ Performance figures for these Funds' Class C shares, first offered to the public on January 1, 2004, include the historical performance of the Fund's Class I shares for the period from inception through December 31, 2003. Performance data for the two classes after this date vary based on differences in their expense structures.

++ Performance figures for these Funds' Class C shares, first offered to the public on January 1, 2004, include the historical performance of the Class L shares (which were redesignated as Class C shares on January 1, 2004) from December 30, 2002 through December 31, 2003 and the historical performance of the Class I shares from January 1, 1995 through December 29, 2002.

      The average annual total returns (after taxes on distribution and redemption) of the Class I shares of the Funds for the 1-year, 5-year and 10-year periods ended October 31, 2004, were as follows:

                                                   FIVE                 AVERAGE
                                        YEAR       YEARS   TEN YEARS     ANNUAL
                                        ENDED      ENDED     ENDED       TOTAL     INCEPTION
               FUND                   10/31/04   10/31/04   10/31/04    RETURN        DATE
-----------------------------------   --------   --------  ---------   ---------   ---------
MainStay All Cap Growth Fund            0.84%     -6.58%      6.45%      8.97%       1/2/91
MainStay All Cap Value Fund             8.06%      2.36%      5.86%      8.33%       1/2/91
MainStay Asset Manager Fund             5.70%      0.63%      7.25%      7.10%       1/2/91
MainStay Balanced Fund                  5.76%      6.94%      7.77%      7.90%       5/1/89
MainStay Cash Reserves Fund             0.50%      1.68%      2.40%      2.46%       1/2/91
MainStay Floating Rate Fund                -          -          -       1.24%       5/3/04
MainStay Indexed Bond Fund              3.24%      4.45%      4.42%      4.54%       1/2/91
MainStay Intermediate Bond Fund         3.42%      4.11%      4.21%      4.15%       1/2/91
MainStay Mid Cap Opportunity Fund       8.57%      8.04%         -      11.18%     12/27/94
MainStay Short Term Bond Fund           1.00%      2.63%      2.87%      3.19%       1/2/91
MainStay Small Cap Opportunity Fund    14.28%     11.12%     10.81%      9.23%      1/12/87
MainStay S&P 500 Index Fund             6.15%     -2.32%      9.01%      9.56%       1/2/91

      The average annual total returns (after taxes on distribution and redemption) of the Class R1 Shares of the relevant Funds for the 1-year, 5-year and 10-year periods ended October 31, 2004 were as follows*:

                                                   FIVE                 AVERAGE
                                        YEAR       YEARS   TEN YEARS     ANNUAL
                                        ENDED      ENDED     ENDED       TOTAL     INCEPTION
               FUND                   10/31/04   10/31/04   10/31/04    RETURN        DATE
-----------------------------------   --------   --------  ---------   ---------   ---------
MainStay Balanced Fund+                 5.63%      6.65%      7.12%       7.46%      5/1/89

+ Performance figures for the Fund's Class R1 shares, first offered to the public on January 1, 2004, include the historical performance of the Fund's Class I shares for the period from inception through December 31, 2003. Performance data for the two classes after this date vary based on differences in their expense structures.

      The average annual total returns (after taxes on distribution and redemption) of the Class R2 Shares of the relevant Funds for the 1-year, 5-year and 10-year periods ended October 31, 2004 were as follows*:

                                                   FIVE                 AVERAGE
                                        YEAR       YEARS   TEN YEARS     ANNUAL
                                        ENDED      ENDED     ENDED       TOTAL     INCEPTION
               FUND                   10/31/04   10/31/04   10/31/04    RETURN        DATE
-----------------------------------   --------   --------  ---------   ---------   ---------
MainStay Balanced Fund+                 5.45%      6.68%      7.52%      7.65%      5/1/89

+ Performance figures for the Fund's Class R2 shares, first offered to the public on January 1, 2004, include the historical performance of the Fund's Class I shares for the period from inception through December 31, 2003. Performance data for the two classes after this date vary based on differences in their expense structures.

      Quotations of total return may also be shown for other periods. All total return figures reflect the deduction of a proportional share of Fund or Class expenses on an annual basis, reflect fee waivers or reimbursements in effect for each period and assume that all dividends and distributions are reinvested when paid.

      A Fund's investment performance is not fixed and will fluctuate in response to prevailing market conditions or as a function of the type and quality of the securities in the Fund's portfolio and the Fund's expenses. Consequently, any given performance quotation should not be considered representative of a Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in a Fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing a Fund's performance with that of other mutual funds should give consideration to the quality and maturity of the respective investment companies' portfolio securities. An investor's principal invested in a Fund is not fixed and will fluctuate in response to prevailing market conditions.

      It is important to note that yield and total return figures are based on historical earnings and are not intended to indicate future performance.

                                OTHER INFORMATION

CAPITALIZATION

      The Funds are separate portfolios of the Company and the Trust. The Funds are authorized to offer shares in one or more of the following classes: Class A, Class B, Class C (which include, for certain of the Funds, L Class shares that were redesignated as Class C shares as of January 1, 2004), Class I (which, prior to January 1, 2004, was named the No-load Class), and the Sweep Class of Shares. The Board may establish additional portfolios (with different investment objectives and fundamental policies) or classes at any time in the future. Establishment and offering of additional portfolios will not alter the rights of Funds' shareholders. When issued, shares are fully paid, non-assessable, redeemable, and freely transferable.

EFFECTIVE MATURITY

      Certain Funds may use an effective maturity for determining the maturity of their portfolio. Effective maturity means the average expected repayment date of the portfolio taking into account prospective calls, puts and mortgage prepayments, in addition to the maturity dates of the securities in the portfolio.

CONTROL PERSONS AND BENEFICIAL SHARE OWNERSHIP OF THE FUNDS

      The following tables set forth information concerning beneficial and record ownership as of January 31, 2005, of each class of shares of each Fund by each person who beneficially or of record owned 5% or more of the voting securities of any such Fund:

                                             CLASS A
------------------------------------------------------------------------------------------------
                                                                          NUMBER OF         %
        FUND                       SHAREHOLDER                              SHARES        OWNED
-------------------    --------------------------------------------    --------------    -------
All Cap Growth Fund    New York Life Trust Company Client Accounts       319,639.7710     50.68%
                       169 Lackawanna Avenue
                       Parsippany, NJ 07054-1007

All Cap Value Fund     New York Life Trust Company Client Accounts       325,557.2430     40.97%
                       169 Lackawanna Avenue
                       Parsippany, NJ 07054-1007

Asset Manager Fund     New York Life Trust Company Client Accounts     2,623,240.5970     52.75%
                       169 Lackawanna Avenue
                       Parsippany, NJ 07054-1007

Balanced Fund          New York Life Trust Company Client Accounts     1,092,739.7650     18.62%
                       169 Lackawanna Avenue
                       Parsippany, NJ 07054-1007

Floating Rate Fund     Merrill Lynch Pierce Fenner & Smith Inc.-       1,974,366.7600      5.74%
                       For the Sole Benefit of Its Customers
                       Attn: Fund Administration 97T98
                       4800 Deer Lake Drive East 3rd Fl.
                       Jacksonville, FL 32246-6484

                                             CLASS A
------------------------------------------------------------------------------------------------
                                                                          NUMBER OF         %
        FUND                         SHAREHOLDER                            SHARES        OWNED
-------------------    --------------------------------------------    --------------    -------
Floating Rate Fund     New York Life Insurance Co.                     9,982,545.3750     29.01%
                       c/o Richard Schwartz
                       51 Madison Avenue, Room 201
                       New York, NY 10010-1603

Indexed Bond Fund      New York Life Trust Company Client Accounts     3,814,470.0920     76.82%
                       169 Lackawanna Avenue
                       Parsippany, NJ 07054-1007

Intermediate Term      New York Life Trust Company Client Accounts       542,395.0810     62.57%
Bond Fund              169 Lackawanna Avenue
                       Parsippany, NJ 07054-1007

Mid Cap Opportunity    Merrill Lynch Pierce Fenner & Smith Inc.-         103,829.4140     17.04%
Fund                   For the Sole Benefit of Its Customers
                       Attn: Fund Administration 97T98
                       4800 Deer Lake Drive East 3rd Fl.
                       Jacksonville, FL 32246-6484

S&P 500 Index Fund     New York Life Trust Company Client Accounts     6,197,182.6050     55.95%
                       169 Lackawanna Avenue
                       Parsippany, NJ 07054-1007

Short Term Bond Fund   New York Life Trust Company Client Accounts        57,893.6690     10.28%
                       51 Madison Avenue, Room 117
                       New York, NY 10010-1603

Small Cap Opportunity  Merrill Lynch Pierce Fenner & Smith Inc.  -       294,949.7130     11.26%
Fund                   For the Sole Benefit of Its Customers
                       Attn: Fund Administration 97T98
                       4800 Deer Lake Drive East 3rd Fl.
                       Jacksonville, FL 32246-6484

                                             CLASS B
----------------------------------------------------------------------------------------------
                                                                        NUMBER OF         %
        FUND                         SHAREHOLDER                          SHARES        OWNED
-------------------    -------------------------------------------     -----------     -------
Intermediate Term      Merrill Lynch Pierce Fenner & Smith Inc.  -     31,182.7950     10.13 %
Bond Fund              For the Sole Benefit of Its Customers
                       Attn: Fund Administration 97T98
                       4800 Deer Lake Drive East 3rd Fl.
                       Jacksonville, FL 32246-6484

Intermediate Term      Citigroup Global Markets Inc. House Account     29,064.4970      9.45 %
Bond Fund              00109801250
                       Attn. Peter Booth 7th Floor
                       333 West 34th St.
                       New York, NY 10001-2402

                                             CLASS C
------------------------------------------------------------------------------------------------
                                                                         NUMBER OF          %
        FUND                         SHAREHOLDER                           SHARES         OWNED
---------------------  -------------------------------------------    --------------     -------
All Cap Growth Fund    Ainsworth Living Trust DTD 01/21/1990              2,929.0330       8.10%
                       Jack D. Ainsworth Trustee
                       Lynn E. Ainsworth Trustee
                       PO Box 761
                       Torrington, WY 82240-0761

All Cap Value Fund     Danielle M. Rosa                                   6,060.3620       7.31%
                       TOD Registration on File
                       16023 79th Ave.
                       Fresh Meadows, NY 11366-1920

All Cap Value Fund     NFSC FEBO # N28-003026                             4,542.6870       5.48%
                       NFS/FMTC Rollover IRA
                       FBO Lori Ashcraft
                       510 W. Monte Vista Rd.
                       Phoenix, AZ 85003-1123

All Cap Value Fund     NFSC FEBO 3 N28-003298                             5,835.0350       7.04%
                       Daniel E. Gorigin
                       4601 Redtail Hawk Rd.
                       Catalina, AZ 85739

Asset Manager Fund     NFSC FEBO # N24-558834                            15,892.3770       5.12%
                       NFS/FMTC IRA
                       FBO Elizabeth Rae Wahlstrom
                       4906 Summer Oak Dr.
                       Pasadena TX 77505-3018

Balanced Fund          Merrill Lynch Pierce Fenner & Smith Inc.-        290,908.1500      15.90%
                       For the Sole Benefit of Its Customers
                       Attn: Fund Administration 97T98
                       4800 Deer Lake Drive East 3rd Fl.
                       Jacksonville, FL 32246-6484

Balanced Fund          Citigroup Global Markets Inc. House Account      168,007.4530       9.18%
                       00109801250
                       Attn. Peter Booth 7th Floor
                       333 West 34th St.
                       New York, NY 10001-2402

Floating Rate Fund     Merrill Lynch Pierce Fenner & Smith Inc.-      1,985,950.1670      20.05%
                       For the Sole Benefit of Its Customers
                       Attn: Fund Administration 97T98
                       4800 Deer Lake Drive East 3rd Fl.
                       Jacksonville, FL 32246-6484

Intermediate Term      Helen Minjung Sung                                 5,229.1150       5.03%
Bond Fund              421 Mesilla Vista Lane
                       El Paso, TX 79912-6423

Intermediate Term      NFSC FEBO # N23-639842                            11,396.0530      10.95%
Bond Fund              The Caruso 2002 Trust
                       Dennis & Nina M. Caruso Trustee
                       U/A 07/30/2002
                       324 N. Reese Pl.
                       Burbank, CA 91506-2142

Small Cap Opportunity  Merrill Lynch Pierce Fenner & Smith Inc.-        147,098.3580      24.61%
Fund                   For the Sole Benefit of Its Customers
                       Attn: Fund Administration 97T98
                       4800 Deer Lake Drive East 3rd Fl.

                                             CLASS C
------------------------------------------------------------------------------------------------
                                                                          NUMBER OF         %
        FUND                         SHAREHOLDER                            SHARES        OWNED
---------------------  -------------------------------------------       -----------     -------
                       Jacksonville, FL 32246-6484

Small Cap Opportunity  Citigroup Global Markets Inc. House Account       44,967.9260       7.52%
Fund                   00109801250
                       Attn. Peter Booth 7th Floor
                       333 West 34th St.
                       New York, NY 10001-2402

                                             CLASS I
------------------------------------------------------------------------------------------------
                                                                        NUMBER OF           %
        FUND                         SHAREHOLDER                          SHARES          OWNED
---------------------  -------------------------------------------  ----------------     -------
All Cap Growth Fund    New York Life Trust Company Client Accounts    1,965,559.6760      15.43%
                       169 Lackawanna Avenue
                       Parsippany, NJ 07054-1007

All Cap Growth Fund    New York Life Progress-Sharing Investment      8,907,122.3110      69.91%
                       Plan Program
                       c/o Anne Pollack
                       51 Madison Avenue, Room 1305
                       New York, NY 10010-1603

All Cap Value Fund     New York Life Trust Company Client Accounts    3,661,825.1940      39.02%
                       169 Lackawanna Avenue
                       Parsippany, NJ 07054-1007

All Cap Value Fund     New York Life Progress-Sharing Investment      2,993,980.8370      31.90%
                       Plan Program
                       c/o Anne Pollack
                       51 Madison Avenue, Room 1305
                       New York, NY 10010-1603

Asset Manager Fund     New York Life Trust Company Client Accounts    9,152,291.7700      49.35%
                       169 Lackawanna Avenue
                       Parsippany, NJ 07054-1007

Asset Manager Fund     New York Life Progress-Sharing Investment      4,442,781.3830      23.95%
                       Plan Program
                       c/o Anne Pollack
                       51 Madison Avenue, Room 1305
                       New York, NY 10010-1603

Balanced Fund          Charles Schwab & Company Inc.                  1,767,626.0870      21.63%
                       Attn. Mutual Fund Dept.
                       101 Montgomery Street
                       San Francisco, CA 94104-4122

Balanced Fund          New York Life Trust Company Client Accounts    2,988,465.2070      36.57%
                       169 Lackawanna Avenue
                       Parsippany, NJ 07054-1007

Balanced Fund          Raymond James & Assoc. Inc.                    1,113,722.6850      13.63%
                       FBO Helios Education BIN# 86628760
                       880 Carillon Pkwy.
                       St. Petersburg, FL 33716-1100

Cash Reserves Fund     New York Life Trust Company Client Accounts  138,083,037.2730      59.90%
                       169 Lackawanna Avenue
                       Parsippany, NJ 07054-1007

Cash Reserves Fund     NYLIC Re: W/S/M Hingham Properties LLC        11,648,184.7800       5.05%
                       #372-8314
                       c/o NYLIC Real Estate Gr.
                       51 Madison Avenue, Room 909

                                             CLASS I
----------------------------------------------------------------------------------------------
                                                                        NUMBER OF         %
        FUND                         SHAREHOLDER                          SHARES        OWNED
---------------------  -------------------------------------------  ----------------   -------
                       New York, NY 10010-1603

Floating Rate Fund     O'Neill Family Trust                              97,426.8620     38.13%
                       Marshall D. O'Neill Trustee
                       Jeanne O'Neill Trustee
                       US DTD 02/17/1988
                       2564 Hastings Ave.
                       Redwood City, CA 94061-2064

Floating Rate Fund     National Financial Services                       50,699.6650     19.84%
                       FBO Gary Wendlandt IRA A/C N26056502
                       200 Liberty St. Fifth Fl
                       New York, NY 10281-5503

Floating Rate Fund     National Financial Services                       60,497.4140     23.68%
                       FAO Gary E. Wendlandt
                       Margaret Wendlandt
                       A/C N26030350
                       200 Liberty St. Fifth Fl
                       New York, NY 10281-5503

Indexed Bond Fund      New York Life Trust Company Client Accounts   10,830,345.2450     53.06%
                       169 Lackawanna Avenue
                       Parsippany, NJ 07054-1007

Indexed Bond Fund      New York Life Foundation                       5,484,441.9340     26.87%
                       c/o Mr. Theodore J. Kohnen
                       51 Madison Avenue, Room 504
                       New York, NY 10010-1603

Intermediate Term      New York Life Separate Accounts                1,983,137.2490     12.68%
Bond Fund              Attn: Carol Meyer
                       169 Lackawanna Avenue
                       Parsippany, NJ 07054-1007

Intermediate Term      New York Life Insurance Co.                    2,568,389.0580     16.42%
Bond Fund              c/o Richard Schwartz
                       51 Madison Avenue, Room 201
                       New York, NY 10010-1603

Intermediate Term      New York Life Insurance Company                1,527,521.4830      9.76%
Bond Fund              Employees' Health and Life Benefit
                       Trust Life Benefits
                       c/o Anne Pollack
                       51 Madison Avenue, Room 1305
                       New York, NY 10010-1603

Intermediate Term      New York Life Insurance Company                1,661,493.0270     10.62%
Bond Fund              Agents' Health and Life Benefit
                       Trust Life Benefits
                       c/o Anne Pollack
                       51 Madison Avenue, Room 1305
                       New York, NY 10010-1603

Intermediate Term      New York Life Trust Company Client Accounts    2,460,560.6140     15.73%
Bond Fund              169 Lackawanna Avenue
                       Parsippany, NJ 07054-1007

Intermediate Term      Evergreen Investment Services, Inc.              994,510.9870      6.36%
Bond Fund              c/o Jim Hall, 18th Floor
                       200 Berkeley Street
                       Boston, MA 02116-5034

Mid Cap Opportunity    Bodine Hourly                                    116,775.1870     17.35%
Fund                   Towneley Capital Management

                                                      CLASS I
------------------------------------------------------------------------------------------------------------
                                                                                       NUMBER OF         %
        FUND                               SHAREHOLDER                                   SHARES        OWNED
---------------------  ---------------------------------------------------------    ---------------    -----
                       470 Park Ave. S. Fl. 16
                       New York, NY 10016-6819

Mid Cap Opportunity    Mid-Continent Minerals Corporation Pension Plan                  48,254.3920      7.17%
Fund                   c/o Robert Delaney
                       1317 Grand Ave. Ste. 228
                       Glenwood Springs, CO 81601-3841

Mid Cap Opportunity    F&M Bank No. Virginia Cust. FBO IPC Prototype Plan               43,317.4340      6.43%
Fund                   c/o John Ames
                       PO Box 8095
                       Virginia Bch, VA 23450-8095

Mid Cap Opportunity    FTC & Co Datalynx                                                34,946.4630      5.19%
Fund                   Attn: Datalynx House Acct
                       PO Box 173136
                       Denver, CO 80217-3136

Mid Cap Opportunity    Charles Schwab & Company Inc.                                   195,552.9790     29.05%
Fund                   Attn. Mutual Fund Dept.
                       101 Montgomery Street
                       San Francisco, CA 94104-4122

S&P 500 Index Fund     New York Life Trust Company Client Accounts                  30,148,356.7660     74.91%
                       169 Lackawanna Avenue
                       Parsippany, NJ 07054-1007

S&P 500 Index Fund     New York Life Progress-Sharing Investment Plan Program        4,111,673.1990     10.22%
                       c/o Anne Pollack
                       51 Madison Avenue, Room 1305
                       New York, NY 10010-1603

Short Term Bond Fund   New York Life Insurance Co.                                   5,344,511.8210     52.41%
                       Richard Schwartz Senior, Managing Director
                       51 Madison Avenue, Room 201
                       New York, NY 10010-1603

Short Term Bond Fund   New York Life Insurance Co. Lifestyles SA#20                    840,303.1630      8.24%
                       Attn: Carol Meyer
                       169 Lackawanna Avenue
                       Parsippany, NJ 07054-1007

Short Term Bond Fund   New York Life Trust Company Client Accounts                     781,147.1910      7.66%
                       169 Lackawanna Avenue
                       Parsippany, NJ 07054-1007

Short Term Bond Fund   New York Life Progress-Sharing Investment Plan Program        1,039,423.5790     10.19%
                       c/o Anne Pollack
                       51 Madison Avenue, Room 1305
                       New York, NY 10010-1603

Small Cap Opportunity  New York Life Progress-Sharing Investment Plan Program        3,209,325.8800     26.09%
Fund                   c/o Anne Pollack
                       51 Madison Avenue, Room 1305
                       New York, NY 10010-1603

Small Cap Opportunity  Charles Schwab & Company Inc.                                 2,282,243.8230     18.56%
Fund                   Attn. Mutual Fund Dept.
                       101 Montgomery Street
                       San Francisco, CA 94104-4122

                                             CLASS I
----------------------------------------------------------------------------------------------------------------
                                                                                           NUMBER OF        %
        FUND                               SHAREHOLDER                                       SHARES       OWNED
---------------------  -------------------------------------------------------------    ---------------   ------
Small Cap Opportunity  Masonic Charity Foundation                                          661,014.2760    5.37%
Fund                   c/o State Street Corporation World Wide Inv Man & Consultant
                       Attn. Debra Holbrook/WIM&CS_NA
                       1 Enterprise Dr
                       North Quincy, MA 02171-2126

Small Cap Opportunity  New York Life Trust Company                                         913,334.3240    7.43%
Fund                   51 Madison Avenue, Room 117A
                       New York, NY 10010-1603

                                                CLASS R1
------------------------------------------------------------------------------------------------
                                                                                            %
     FUND                                SHAREHOLDER                  NUMBER OF SHARES    OWNED
---------------          -------------------------------------------  ----------------    ------
Balanced Fund            New York Life Trust Company Client Accounts    1,662,670.8240    100.00%
                         169 Lackawanna Avenue
                         Parsippany, NJ 07054-1007


                                                CLASS R2
------------------------------------------------------------------------------------------------
                                                                                            %
     FUND                                SHAREHOLDER                  NUMBER OF SHARES    OWNED
---------------          -------------------------------------------  ----------------    ------
Balanced Fund            New York Life Trust Company Client Accounts     934,951.4320     83.94%
                         169 Lackawanna Avenue
                         Parsippany, NJ 07054-1007

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      KPMG LLP, 1601 Market Street, Philadelphia, Pennsylvania 19103-2499, has been selected as independent registered public accounting firm for the Company and the Trust. KPMG LLP examines the financial statements of the Funds and provides other audit, tax, and related services as pre-approved by the Audit Committee.

LEGAL COUNSEL

      Legal advice regarding certain matters relating to the Federal securities laws has been provided by Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006.

TRANSFER AGENT

      MainStay Shareholder Services ("MSS"), a division of NYLIM Service Company LLC, and affiliate of New York Life Investment Management LLC, is the Funds' Transfer, Dividend, Disbursing and Shareholder Servicing Agent. MSS, whose address is 169 Lackawanna Avenue, Parsippany, NJ 07054, is an indirect wholly owned subsidiary of New York Life Insurance Company. MSS provides customer service, is responsible for preparing and sending statements, confirms and checks, and keeps certain financial and accounting records. MSS is paid per account fee and out-of-pocket expenses by the Funds. MSS has entered into an agreement with Boston Financial Data Services ("BFDS"), whose address is 66 Brooks Drive, Braintree, MA 02184-3839. BFDS will perform certain of the services for which MSS is responsible. In addition, the Fund or MSS may contract with other service organizations, including affiliates of MSS and broker-dealers and other financial institutions, which will establish a single omnibus account for their clients with the Fund. The service organizations will provide shareholder services to the shareholders within the omnibus accounts and receive service fees for those services from the Fund.

CUSTODIAN

      The Bank of New York, 100 Church Street, New York, NY 10286, is custodian of cash and securities of each Fund of the Company and Trust and has subcustodial agreements for holding such Funds' foreign assets.

REGISTRATION STATEMENT

      This SAI and the Prospectus do not contain all the information included in the registration statements filed with the SEC under the Securities Act of 1933, as amended, with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statements, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.

      Statements contained herein and in the Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the registration statements, each such statement being qualified in all respects by such reference.

      Under certain circumstances, shareholders of the Funds of the Trust may be held personally liable as partners under Massachusetts law for obligations of the Trust. To protect its shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Trust. These documents require notice of this disclaimer to be given in each agreement, obligation, or instrument the Trust or its Trustees enter into or sign.

      In the unlikely event a shareholder is held personally liable for the Trust's obligations, the Trust is required to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

                                   APPENDIX A

                        DESCRIPTION OF SECURITIES RATINGS

                         MOODY'S INVESTORS SERVICE, INC.

CORPORATE AND MUNICIPAL BOND RATINGS

      Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

      A: Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Baa: Bonds that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Ba: Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B: Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Caa: Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      Ca: Bonds that are rated Ca represent obligations, which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

      C: Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classified from Aa through Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

      Advance refunded issues that are secured by escrowed funds held in cash, held in trust, reinvested in direct noncallable United States government obligations or noncallable obligations unconditionally guaranteed by the U.S. government are identified with a hatchmark (#) symbol, i.e., #Aaa.

      Moody's assigns conditional ratings to bonds for which the security depends upon the completion of some act or the fulfillment of some condition. These are bonds secured by: (a) earnings of projects under construction; (b) earnings of projects unseasoned in operating experience; (c) rentals that begin when facilities are completed; or (d)
payments to which some other limiting condition attaches. The parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition, e.g., Con. (Baa).

      MUNICIPAL SHORT-TERM LOAN RATINGS

      MIG: 1/VMIG 1: This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

      MIG: 2/VMIG 2: This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

      MIG: 3/VMIG 3: This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

      MIG: 4/VMIG 4: This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

      SG: This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

      CORPORATE SHORT-TERM DEBT RATINGS

      Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations, which have an original maturity not exceeding one year, unless explicitly noted.

      Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

      PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

      PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

      PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

      NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

                                STANDARD & POOR'S

      CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS

      INVESTMENT GRADE

      AAA: Debt rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

      AA: Debt rated AA differs from the highest rated issues only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

      A: Debt rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

      BBB: Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

      SPECULATIVE GRADE

      Debt rated BB, B, CCC, CC, and C is regarded as having significant speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

      BB: Debt rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

      B: Debt rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

      CCC: Debt rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

      CC: An obligation rated CC is currently highly vulnerable to nonpayment.

      C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or a similar action has been taken, but debt service payments are continued.

      D: Debt rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition, or the taking of similar action, if debt service payments are jeopardized.

      Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

      Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

      SHORT-TERM RATING DEFINITIONS

      A-1: A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

      A-2: A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

      A-3: A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

      B: A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

      C: A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

      D: A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                         FITCH INVESTORS SERVICES, INC.

      TAX-EXEMPT BONDS

      Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

      The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

      Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

      Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

      Fitch ratings are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

      Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

      AAA: Bonds considered to be investment grade and of the highest grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

      AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

      A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong but may be more vulnerable to adverse economic conditions and circumstances than bonds with higher ratings.

      BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

      PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category.

      TAX EXEMPT NOTES AND COMMERCIAL PAPER

      Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

      The short-term rating places greater emphasis than a long-term rating on the existences of liquidity necessary to meet the issuer's obligations in a timely manner.

      F-1+: Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

      F-1: Very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than F-1+ issues.

      F-2: Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issue assigned F-1+ and F-1 ratings.

      F-3: Far credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes can cause these securities to be rated below investment grade.

                                 MAINSTAY FUNDS
                         CASH RESERVES FUND SWEEP SHARES
                       STATEMENT OF ADDITIONAL INFORMATION

                              169 Lackawanna Avenue
                        Parsippany, New Jersey 07054-1108

                                                                   March 1, 2005

      Although not a prospectus, this Statement of Additional Information (the "SAI") supplements the information contained in the prospectus for the Cash Reserves Fund Sweep Shares (the "Sweep Shares" or the "Cash Reserves Sweep Shares") of Eclipse Funds Inc. (the "Company") dated March 1, 2005, as amended or supplemented from time to time (the "Prospectus"). This SAI is incorporated by reference in and is made a part of the Prospectus, and should be read in conjunction with the Prospectus. The Prospectus is available without charge by writing to the MainStay Funds, 169 Lackawanna Avenue, Parsippany, New Jersey 07054-1108, or by calling toll free 1-800-MAINSTAY (1-800-624-6782).

      No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in this SAI or in the Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or NYLIFE Distributors LLC (the "Distributor"). This SAI and the Prospectus do not constitute an offer by the Company or the Distributor to sell, or a solicitation of any offer to buy, any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

      Shareholder inquiries should be made by writing directly to the MainStay Funds, 169 Lackawanna Avenue, Parsippany, New Jersey 07054-1108, or by calling toll free 1-800-MAINSTAY (1-800-624-6782). In addition, you can make inquiries through your registered representative.

      The Sweep Shares' financial statements, including the Financial Highlights for the fiscal year ended October 31, 2004 as presented in the 2004 Annual Report to Shareholders and the Report to Shareholders thereon of KPMG LLP, independent registered public accounting firm, appearing therein are incorporated by reference into this SAI.

                                    CONTENTS

                                                                                    PAGE
                                                                                    ----
ADDITIONAL INFORMATION ABOUT THE FUND...........................................      1
  Borrowing.....................................................................      3
  Commercial Paper..............................................................      3
  Repurchase Agreements.........................................................      3
  Reverse Repurchase Agreements.................................................      4
  U.S. Government Securities....................................................      5
  Lending of Portfolio Securities...............................................      5
  Bank Obligations..............................................................      6
  Floating and Variable Rate Securities.........................................      6
  Foreign Securities............................................................      6
  When-Issued and Firm or Standby Commitment Agreements.........................      7
  Mortgage-Related and Other Asset-Backed Securities............................      7
  Loan Participation Interests..................................................     13
  Zero Coupon Bonds.............................................................     14
  Risks Associated With Debt Securities.........................................     14
FUNDAMENTAL INVESTMENT RESTRICTIONS.............................................     15
NON-FUNDAMENTAL INVESTMENT RESTRICTIONS.........................................     16
DIRECTORS AND OFFICERS..........................................................     18
BOARD OF DIRECTORS..............................................................     21
  Compensation..................................................................     22
  Code of Ethics................................................................     23
THE MANAGER AND THE DISTRIBUTOR.................................................     23
  Management Agreement..........................................................     23
  Sub-Advisory Agreement........................................................
  Distribution Agreement........................................................     24
SHAREHOLDER SERVICES PLAN; SERVICE FEES.........................................     24
  Distribution Fees.............................................................     25
ADDITIONAL INFORMATION..........................................................     26
PURCHASES AND REDEMPTIONS.......................................................     26
PROXY VOTING POLICIES AND PROCEDURES............................................     26
DISCLOSURE OF PORTFOLIO HOLDINGS................................................
PORTFOLIO TRANSACTIONS AND BROKERAGE............................................     28
NET ASSET VALUE.................................................................     30
  How Portfolio Securities are Valued...........................................     31
TAX INFORMATION.................................................................     31
PERFORMANCE INFORMATION.........................................................     33
OTHER INFORMATION...............................................................     34
  Capitalization................................................................     34
  Beneficial Ownership of Sweep Shares..........................................     35
  Independent Registered Public Accounting Firm.................................     35
  Legal Counsel.................................................................     35
  Transfer Agent................................................................     35
  Custodian.....................................................................     35
  Registration Statement........................................................     35
APPENDIX A......................................................................    A-1

                      ADDITIONAL INFORMATION ABOUT THE FUND

      The Company was incorporated in Maryland on September 21, 1990 and is an open-end, management investment company (or mutual fund). The authorized capital stock of the Company consists of 25 billion shares of common stock, with a par value of $0.01 per share. The Board of Directors of the Company is authorized, without shareholder approval, to divide the Company's shares into separate portfolios (also sometimes referred to as "classes" or "series" of shares), subject to the requirements of the Investment Company Act of 1940, as amended (the "1940 Act"). The Company currently consists of nine separate investment portfolios, one of which is the Cash Reserves Fund (the "Fund"). This SAI discusses the Cash Reserves Fund Sweep Shares (the "Sweep Shares" or "Cash Reserves Sweep Shares"), a class of shares offered by the Fund. The Fund is diversified.

      The Prospectus discusses the investment objective, strategies, risks, and expenses of the Fund. This SAI contains supplemental information concerning certain of the securities and other instruments in which the Fund may invest, the investment policies and portfolio strategies that the Fund may utilize, and certain risks involved with those investment policies and strategies.

      The Fund may invest its assets in U.S. dollar-denominated securities of U.S. or foreign issuers and in securities of foreign branches of U.S. banks, such as negotiable certificates of deposit (Eurodollars). Since the Fund's portfolio may contain such securities, an investment therein involves investment risks that are different in some respects from an investment in a fund which invests only in debt obligations of U.S. domestic issuers. Such risks may include future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on the securities held in the portfolio, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of the principal of and interest on securities in the portfolio.

      All of the assets of the Fund generally will be invested in obligations which mature in 397 days or less and substantially all of these investments will be held to maturity; however, securities collateralizing repurchase agreements may have maturities in excess of 397 days. The Fund will, to the extent feasible, make portfolio investments primarily in anticipation of or in response to changing economic and money market conditions and trends. The dollar-weighted average maturity of the Fund's portfolio may not exceed 90 days. Consistent with the provisions of Rule 2a-7 under the 1940 Act ("Rule 2a-7"), the Fund invests only in U.S. dollar-denominated money market instruments that present minimal credit risk and, with respect to 95% of its total assets, measured at the time of investment, are of the highest quality. The Fund's manager, New York Life Investment Management LLC (the "Manager" or "NYLIM"), shall determine whether a security presents minimal credit risk under procedures adopted by the Company's Board of Directors. A money market instrument will be considered to be of the highest quality (1) if rated in the highest rating category (i.e., Aaa or Prime-1 by Moody's Investors Services, Inc. ("Moody's"), AAA or A-1 by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P")) (i) by any two nationally recognized statistical rating organizations ("NRSROs") or, (ii) if rated by only one NRSRO, by that NRSRO; (2) if issued by an issuer that has received a short-term rating from an NRSRO with respect to a class of debt obligations that is comparable in priority and security, and that are rated in the highest rating category (i) by any two NRSROs or, (ii) if rated by only one NRSRO, by that NRSRO; (3) an unrated security that is of comparable quality to a security in the highest rating category as determined by the Manager; (4)(i) with respect to a security that is subject to any features that entitle the holder, under certain circumstances, to receive the approximate amortized cost of the underlying security or securities plus accrued interest ("Demand Feature") or obligations of a person other than the issuer of the security, under certain circumstances, to undertake to pay the principal amount of the underlying security plus interest ("Guarantee Obligation"), the Guarantee Obligation has received a rating from an NRSRO or the Guarantee Obligation is issued by a guarantor that has received a rating from an NRSRO with respect to a class of debt obligations that is comparable in priority and security to the Guarantee Obligation, with certain exceptions, and (ii) the issuer of the Demand Feature or Guarantee Obligation, or another institution, has undertaken promptly to notify the holder of the security in the event that the Demand Feature or Guarantee Obligation is substituted with another Demand Feature or Guarantee Obligation; (5) if it is a security issued by a money market fund registered with the Securities and Exchange Commission ("SEC") under the 1940 Act; or (6) if it is a government security as defined in Rule 2a-7. With respect to 5% of its total assets, measured at the time of investment, the Fund may also invest in money market instruments that are in the second-highest rating category for short-term debt obligations (i.e., rated Aa or Prime-2 by Moody's or AA or A-2 by S&P).

      The Fund may not invest more than 5% of its total assets, measured at the time of investment, in securities of any one issuer, except that the Fund may exceed this 5% limitation with respect to 25% of its total assets for up to three business days after the purchase of "First Tier" securities of any one issuer and except that this limitation shall not apply to U.S. government securities or securities subject to certain Guarantee Obligations. Immediately after the acquisition of any Demand Feature or Guarantee Obligation, the Fund, with respect to 75% of its total assets, shall not have invested more than 10% of its assets in securities issued by or subject to Demand Features or Guarantee Obligations from the institution that issued the Demand Feature or Guarantee Obligation, with certain exceptions. In addition, immediately after the acquisition of any Demand Feature or Guarantee Obligation (or a security after giving effect to the Demand Feature or Guarantee Obligation) that is not within the highest rating category by NRSROs, the Fund shall not have invested more than 5% of its total assets in securities issued by or subject to Demand Features or Guarantee Obligations from the institution that issued the Demand Feature or Guarantee Obligation. The Fund may invest up to 5% of its total assets in securities that were "Second Tier" when acquired. The Fund may not invest more than the greater of 1% of its total assets or $1 million, measured at the time of investment, in "Second Tier" securities of any one issuer, except that this limitation shall not apply to U.S. government securities or securities subject to certain Guarantee Obligations. In the event that an instrument acquired by the Fund is downgraded or otherwise ceases to be of the quality that is eligible for the Fund, NYLIM, under procedures approved by the Board, shall promptly reassess whether such security presents minimal credit risk and shall recommend to the Valuation Committee of the Board (the "Valuation Committee") that the Fund take such action as it determines is in the best interest of the Fund and its shareholders. The Valuation Committee, after consideration of the recommendation of the Manager and such other information as it deems appropriate, shall cause the Fund to take such action as it deems appropriate, and shall report promptly to the Board the action it has taken and the reasons for such action.

      Pursuant to Rule 2a-7, the Fund uses the amortized cost method of valuing its investments, which facilitates the maintenance of the Fund's net asset value ("NAV") at $1.00 per share. The amortized cost method, which is normally used to value all of the Fund's portfolio securities, involves initially valuing a security at its cost and thereafter amortizing to maturity any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

      The Directors have also established procedures designed to stabilize, to the extent reasonably possible, the Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Fund's portfolio by the Directors, at such intervals as they deem appropriate, to determine whether the Fund's NAV calculated by using available market quotations or market equivalents (the determination of value by reference to interest rate levels, quotations of comparable securities and other factors) deviates from $1.00 per share based on amortized cost.

      The extent of deviation between the Fund's NAV based upon available market quotations or market equivalents and $1.00 per share based on amortized cost will be periodically examined by the Directors. If such deviation exceeds 1/2 of 1%, the Directors will promptly consider what action, if any, will be initiated. In the event the Directors determine that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, they will take such corrective action as they regard to be necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding part or all of dividends or payment of distributions from capital or capital gains; redemptions of shares in kind; or establishing a NAV per share by using available market quotations or equivalents. In addition, in order to stabilize the NAV per share at $1.00, the Directors have the authority: (1) to reduce or increase the number of shares outstanding on a pro rata basis; and (2) to offset each shareholder's pro rata portion of the deviation between the NAV per share and $1.00 from the shareholder's accrued dividend account or from future dividends.

      The Fund may hold cash for the purpose of stabilizing its NAV per share. Holdings of cash, on which no return is earned, would tend to lower the yield on the Fund's shares.

      The Fund may also, consistent with the provisions of Rule 2a-7, invest in securities with a face maturity of more than 397 days, provided that the security is a variable or floating rate security that meets the guidelines of Rule 2a-7 with respect to maturity.

BORROWING

      The Fund may borrow money for temporary or emergency purposes, purchase securities on a when-issued basis, and enter into firm or standby commitments to purchase securities.

      The Fund may borrow from a bank up to a limit of 15% of its total assets, but only for temporary or emergency purposes. This borrowing may be unsecured. The 1940 Act requires the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time, and could cause the Fund to be unable to meet certain requirements for qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). To avoid the potential leveraging effects of the Fund's borrowings, the Fund will repay any money borrowed in excess of 5% of its total assets prior to purchasing additional securities. Borrowing may exaggerate the effect on the Fund's NAV per share of any increase or decrease in the market value of the Fund's portfolio securities. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. The use of borrowing tends to result in a faster than average movement, up or down, in the NAV per share of the Fund's shares.

COMMERCIAL PAPER

      The Fund may invest in commercial paper if it is rated, at the time of investment, Prime-1 by Moody's or A-1 by S&P, or, if not rated by Moody's Investor Services, Inc. ("Moody's") or Standard & Poor's, a division of the McGraw-Hill Companies, Inc. ("S&P"), if the Manager determines that the commercial paper is of comparable quality. Commercial paper represents short-term unsecured promissory notes issued by banks or bank holding companies, corporations and finance companies.

REPURCHASE AGREEMENTS

      The Fund may enter into domestic or foreign repurchase agreements with certain sellers determined by the Manager to be creditworthy.

      A repurchase agreement, which provides a means for the Fund to earn income on uninvested cash for periods as short as overnight, is an arrangement under which the purchaser (i.e., the Fund) purchases a security, usually in the form of a debt obligation (the "Obligation"), and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Repurchase agreements with foreign banks may be available with respect to government securities of the particular foreign jurisdiction. The custody of the Obligation will be maintained by a custodian appointed by the Fund. The Fund attempts to assure that the value of the purchased securities, including any accrued interest, will at all times exceed the value of the repurchase agreement. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price upon repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Obligation subject to the repurchase agreement.

      The Fund will not invest more than 10% of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days.

      In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, the Fund may encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the Obligation, the Fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. In the event of the bankruptcy of the seller or the failure of the seller to repurchase the securities as agreed, a Fund could suffer losses, including loss of interest on or principal of the security and costs associated with delay and enforcement of the repurchase agreement. In addition, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), a Fund will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price.

      The Directors have delegated to the Fund's Manager the authority and responsibility to monitor and evaluate the Fund's use of repurchase agreements, including identification of sellers whom they believe to be creditworthy, and have authorized the Fund to enter into repurchase agreements with such sellers. As with any unsecured debt instrument purchased for the Fund, the Manager seeks to minimize the risk of loss from repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation.

      For purposes of the 1940 Act, a repurchase agreement has been deemed to be a loan from the Fund to the seller of the Obligation. It is not clear whether a court would consider the Obligation purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller.

REVERSE REPURCHASE AGREEMENTS

      The Fund may enter into reverse repurchase agreements with banks or broker-dealers, which involve the sale of a security by the Fund and its agreement to repurchase the instrument at a specified time and price.

      Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. These agreements involve the sale of debt securities, or Obligations, held by the Fund, with an agreement to repurchase the Obligations at an agreed upon price, date and interest payment. The proceeds will be used to purchase other debt securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repurchase agreements will be utilized, when permitted by law, only when the interest income to be earned from the investment of the proceeds from the transaction is greater than the interest expense of the reverse repurchase transaction.

      The Fund will limit its investments in reverse repurchase agreements and other borrowing to no more than 33 1/3% of its total assets.

      While a reverse repurchase agreement is outstanding, the Funds will maintain appropriate liquid assets in a segregated custodian account to cover their obligations under the agreement.

      The use of reverse repurchase agreements by the Fund creates leverage which increases the Fund's investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the cost of the agreements, the Fund's earnings or NAV will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or NAV would decline faster than otherwise would be the case.

      If the buyer of the Obligation subject to the reverse repurchase agreement becomes bankrupt, realization upon the underlying securities may be delayed and there is a risk of loss due to any decline in their value.

U.S. GOVERNMENT SECURITIES

      Securities issued or guaranteed by the United States government or its agencies or instrumentalities include various U.S. Treasury securities, which differ only in their interest rates, maturities and times of issuance. U.S. Treasury bills have initial maturities of one year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, for example, Government National Mortgage Association ("GNMA") pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those issued by the Federal National Mortgage Association ("FNMA") are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association are supported only by the credit of the agency or instrumentality. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, and it is not so obligated by law. U.S. government securities also include government-guaranteed mortgage-backed securities. See "Mortgage-Related and Other Asset-Backed Securities."

      U.S. government securities do not generally involve the credit risks associated with other types of interest-bearing securities, although, as a result, the yields available from U.S. government securities are generally lower than the yields available from other interest-bearing securities. Like other fixed-income securities, however, the values of U.S. government securities change as interest rates fluctuate. When interest rates decline, the values of U.S. government securities can be expected to increase, and when interest rates rise, the values of U.S. government securities can be expected to decrease.

LENDING OF PORTFOLIO SECURITIES

      The Fund may seek to increase its income by lending portfolio securities, to certain broker-dealers and institutions in accordance with procedures adopted by the Board, to certain broker-dealers and institutions. Under present regulatory policies, such loans would be required to be secured continuously by collateral in cash or U.S. government securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. The total market value of securities loaned will not exceed one-third or 33% of the total assets of the Fund. The Fund would have the right to call a loan and obtain the securities loaned at any time generally on less than five days' notice. For the duration of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from the investment of the collateral. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but the Fund would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. The Company, on behalf of the Fund, has entered into an agency agreement with Metropolitan West Securities, LLC which acts as the Fund's agent in making loans of portfolio securities and short-term money market investments of the cash collateral received, subject to the supervision and control of the Manager.

      As with other extensions of credit, there are risks of delay in recovery of, or even loss of rights in, the collateral should the borrower of the securities fail financially or breach its agreement with the Fund. However, the loans would be made only to firms deemed by the Manager to be creditworthy and approved by the Board, and when, in the judgment of the Manager, the consideration which can be earned currently from securities loans of this type justifies the attendant risk.

      If the Manager determines to make securities loans, it is intended that the value of the securities loaned will not exceed 33 1/3% of the value of the total assets of the Fund. Under the guidelines adopted by the Board, the Fund is prohibited from lending more than 5% of its total assets to any one counterparty.

      Subject to the receipt of exemptive relief from the 1940 Act, the Fund, subject to certain conditions and limitations, may be permitted to invest cash collateral and uninvested cash in one or more money market funds that are affiliated with the Fund.

BANK OBLIGATIONS

      The Fund may invest in certificates of deposit ("CDs"), time deposits, bankers' acceptances, and other short-term debt obligations issued by commercial banks.

      CDs are certificates evidencing the obligation of a bank or S&L to repay funds deposited with it for a specified period of time at a specified rate of return. Time deposits in banking institutions are generally similar to CDs, but are uncertificated. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer, usually in connection with international commercial transactions. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity. The Fund may not invest in time deposits maturing in more than seven days and that are subject to withdrawal penalties. The Fund will limit its investment in time deposits for which there is a penalty for early withdrawal to 10% of its net assets.

      Investments in the obligations of banks are deemed to be "cash equivalents" if, at the date of investment, the banks have capital, surplus and undivided profits (as of the date of their most recently published financials) in excess of $100 million, or the equivalent in other currencies, or if, with respect to the obligations of other banks and S&Ls, such obligations are federally insured. The Fund will invest accordingly. These limitations do not prohibit investments in the securities issued by foreign branches of U.S. banks, provided such U.S. banks meet the foregoing requirements.

FLOATING AND VARIABLE RATE SECURITIES

      The Fund may invest in floating and variable rate debt instruments. Floating and variable rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be based on an event, such as a change in the prime rate.

      The interest rate on a floating rate debt instrument ("floater") is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide the Fund with a certain degree of protection against rises in interest rates, the Fund will participate in any declines in interest rates as well. To be an eligible investment for the Fund, there must be a reasonable expectation that, at any time until the final maturity for the floater or the period remaining until the principal amount can be recovered through demand, the market value of a floater will approximate its amortized cost.

      The interest rate on a leveraged inverse floating rate debt instrument ("inverse floater") resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be determined to be illiquid securities for purposes of the Fund's limitation on investments in such securities.

FOREIGN SECURITIES

      The Fund may purchase U.S. dollar-denominated securities of foreign issuers. Foreign investing involves the possibility of expropriation, nationalization, confiscatory taxation, foreign taxation of income earned in the foreign nation (including withholding taxes on interest and dividends) or other foreign taxes imposed with respect to investments in the foreign nation, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability or diplomatic developments which could affect investments in securities of issuers in those nations. In addition, in many countries there is less publicly available information about issuers than is available in reports about companies in the United

States. Foreign companies are not generally subject to uniform accounting and auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. In many foreign countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. These securities transactions may be subject to higher brokerage and custodial costs than domestic securities transactions. In addition, the foreign securities markets of many of the countries in which the Fund may invest may also be smaller, less liquid and subject to greater price volatility than those in the United States.

FIRM OR STANDBY COMMITTMENTS

      The Fund may from time to time purchase securities on a "firm commitment" or "standby commitment" basis.

      Securities purchased on a firm commitment basis are purchased for delivery beyond the normal settlement date at a stated price and yield. No income accrues to the purchaser of a security on a firm commitment basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Purchasing a security on a firm commitment basis can involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. The Fund will generally make commitments to purchase securities on a firm commitment basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. The Fund will establish a segregated account in which it will maintain liquid assets in an amount at least equal in value to the Fund's commitments to purchase securities on a firm commitment basis. If the value of these assets declines, the Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is at least equal to the amount of such commitments.

      The Fund may purchase securities together with the right to resell the securities to the seller at an agreed-upon price or yield within a specified period prior to the maturity date of the securities. Although it is not a put option in the usual sense, such a right to resell is commonly known as a "put" and is also referred to as a "standby commitment." The Fund may pay for a standby commitment either separately, in cash, or in the form of a higher price for the securities which are acquired subject to the standby commitment, thus increasing the cost of securities and reducing the yield otherwise available from the same security. The Manager understands that the IRS has issued a revenue ruling to the effect that, under specified circumstances, a regulated investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The IRS has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The IRS has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. The Fund intends to take the position that it is the owner of any debt securities acquired subject to a standby commitment and that tax-exempt interest earned with respect to such debt securities will be tax-exempt in its possession; however, no assurance can be given that this position would prevail if challenged. In addition, there is no assurance that firm or standby commitments will be available to the Fund, nor has the Fund assumed that such commitments would continue to be available under all market conditions.

      A standby commitment may not be used to affect the Fund's valuation of the security underlying the commitment. Any consideration paid by the Fund for the standby commitment, whether paid in cash or by paying a premium for the underlying security, which increases the cost of the security and reduces the yield otherwise available from the same security, will be accounted for by the Fund as unrealized depreciation until the standby commitment is exercised or has expired.

      Firm and standby transactions are entered into in order to secure what is considered to be an advantageous price and yield to the Fund and not for purposes of leveraging the Fund's assets. However, the Fund will not accrue any income on these securities prior to delivery. The value of firm and standby commitment agreements may vary prior to and after delivery depending on market conditions and changes in interest rate levels. There is a risk that a party with whom the Fund has entered into such transactions will not perform its commitment, which could result in a gain or loss to the Fund.

The Fund does not believe that the Fund's net asset value per share or income will be exposed to additional risk by the purchase of securities on a firm or standby commitment basis. At the time the Fund makes the commitment to purchase a security on a firm or standby commitment basis, it will record the transaction and reflect the amount due and the value of the security in determining the Fund's net asset value per share. The market value of the firm or standby commitment securities may be more or less than the purchase price payable at the settlement date. The Fund will establish a segregated account in which it will maintain liquid assets at least equal in value to any commitments to purchase securities on a firm or standby commitment basis. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

WHEN-ISSUED SECURITIES

      The Fund may from time to time purchase securities on a "when-issued" basis. Debt securities, including municipal securities, are often issued in this manner. The price of such securities, which may be expressed in yield terms, is fixed at the time a commitment to purchase is made, but delivery of and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase (60 days for municipal bonds and notes). During the period between purchase and settlement, no payment is made by the Fund and no interest accrues to the Fund. To the extent that assets of the Fund are held in cash pending the settlement of a purchase of securities, the Fund would earn no income; however, it is the Company's intention that the Fund will be fully invested to the extent practicable and subject to the policies stated herein. Although when-issued securities may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons.

      When-issued transactions are entered into in order to secure what is considered to be an advantageous price and yield to the Fund and not for purposes of leveraging the Fund's assets. However, the Fund will not accrue any income on these securities prior to delivery. The value of when-issued securities may vary prior to and after delivery depending on market conditions and changes in interest rate levels. There is a risk that a party with whom the Fund has entered into such transactions will not perform is commitment, which could result in a gain or loss to the Fund.

      At the time the Fund makes the commitment on behalf of the Fund to purchase a security on a when-issued basis, it will record the transaction and reflect the amount due and the value of the security in determining the Fund's NAV per share. The market value of the when-issued securities may be more or less than the purchase price payable at the settlement date. The Directors do not believe that the Fund's NAV or income will be exposed to additional risk by the purchase of securities on a when-issued basis. The Fund will establish a segregated account in which it will maintain liquid assets at least equal in value to any commitments to purchase securities on a when-issued basis. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES

      The Fund may buy mortgage-related and asset-backed securities. Mortgage-related and asset-backed securities are securities that derive their value from underlying pools of loans that may include interests in pools of lower rated debt securities, consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities.

      Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of a mortgage-related security with prepayment features may not increase as much as other fixed-income securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers and the creditworthiness of the parties involved. The ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the Fund's Manager to forecast interest rates and other economic factors correctly. Some securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk and if the security has been purchased at a premium the amount of the premium would be lost in the event of prepayment. Mortgage-related securities are interests in pools of residential or commercial mortgage loans or leases, including mortgage loans made by S&Ls, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (see "Mortgage Pass-Through Securities"). The Fund, to the extent permitted in the Prospectus, may also invest in debt securities which are secured with collateral consisting of mortgage-related securities (see "Collateralized Mortgage Obligations"), and in other types of mortgage-related securities. While principal and interest payments on some mortgage-related securities may be guaranteed by the U.S. government, government agencies or other guarantors, the market value of such securities is not guaranteed.

      The Fund will invest only in mortgage-related (or other asset-backed) securities that meet the requirements of Rule 2a-7 under the 1940 Act. In addition, if any such security is determined to be illiquid, the Fund will limit its investments in these and other illiquid instruments to not more than 10% of its net assets.

      Mortgage Pass-Through Securities. The Fund may invest in mortgage pass-through securities, which are interests in pools of mortgage-related securities. Such interests differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment that consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment. Some mortgage pass-through certificates may include securities backed by adjustable-rate mortgages that bear interest at a rate that will be adjusted periodically.

      The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly owned U.S. government corporation within the U.S. Department of Housing and Urban Development ("HUD"). GNMA is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as S&Ls, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration ("FHA")-insured or Veterans Administration-guaranteed mortgages.

      Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose the Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment, the value of the premium would be lost.

      Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. government (in the case of securities guaranteed by GNMA); or guaranteed by agencies or instrumentalities of the U.S. government (in the case of securities guaranteed by the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discretionary authority of the U.S. government to purchase the agency's obligations).

      Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include the FNMA and the FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development and acts as a government instrumentality under authority granted by Congress. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. government. FNMA is authorized to borrow from the U.S. Treasury to meet its obligations.

      GNMA Certificates. The principal governmental guarantor of mortgage-related securities is the GNMA. GNMA is a wholly owned U.S. government corporation within HUD. GNMA is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as S&Ls, commercial banks and mortgage bankers) and backed by pools of FHA-insured or Veterans Administration-guaranteed mortgages. In order to meet its obligations under such guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.

      Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include the FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the HUD and acts as a government instrumentality under authority granted by Congress. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered S&Ls, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. government. FNMA is authorized to borrow from the U.S. Treasury to meet its obligations.

      FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government sponsored corporation and acts as a government instrumentality under authority granted by Congress. FHLMC was formerly owned by the twelve Federal Home Loan Banks and is now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

      If either fixed or variable rate pass-through securities issued by the U.S. government or its agencies or instrumentalities are developed in the future, the Fund reserves the right to invest in them.

      Commercial banks, S&Ls, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Fund's Manager determines that the securities meet the Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. The Fund will not purchase mortgage-related securities or any other assets which in the opinion of the Manager are illiquid if, as a result, more than 10% of the value of the Fund's net assets will be illiquid.

      Collateralized Mortgage Obligations ("CMOs"). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

      CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

      In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third-party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bonds currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or S&Ls) to borrow against their loan portfolios.

      The Fund will not invest in any privately issued CMOs that do not meet the requirements of Rule 3a-7 under the 1940 Act if, as a result of such investment, more than 5% of the Fund's net assets would be invested in any one CMO, more than 10% of the Fund's net assets would be invested in CMOs and other investment company securities in the aggregate, or the Fund would hold more than 3% of any outstanding issue of CMOs.

      FHLMC Collateralized Mortgage Obligations ("FHLMC CMOs"). FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates that are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the FHLMC CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

      If collection of principal (including prepayments) on the mortgage loans during any semi-annual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

      Criteria for the mortgage loans in the pool backing the CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

      Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities, and may be structured in classes with rights to receive varying proportions of principal and interest. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including S&Ls, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

      The Manager expects that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the Manager will, consistent with the Fund's investment objectives, policies and quality standards, consider making investments in such new types of mortgage-related securities.

      CMO Residuals. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including S&Ls, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

      The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-backed securities. See "Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances the Fund may fail to recoup fully its initial investment in a CMO residual.

      CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended. CMO residuals, whether or not registered under such Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to a portfolio's limitations on investment in illiquid securities. The Fund limits its investment in CMO residuals to less than 5% of its net assets.

      CMOs may offer a higher yield than U.S. government securities, but they may also be subject to greater price fluctuation and credit risk. In addition, CMOs typically will be issued in a variety of classes or series, which have different maturities and are retired in sequence. Privately issued CMOs are not government securities nor are they supported in any way by any governmental agency or instrumentality. In the event of a default by an issuer of a CMO, there is no assurance that the collateral securing such CMO will be sufficient to pay principal and interest. It is possible that there will be limited opportunities for trading CMOs in the over-the-counter market, the depth and liquidity of which will vary from time to time.

      Stripped Mortgage-Backed Securities ("SMBS"). SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including S&Ls, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

      SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the IO class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

      Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to the Fund's limitations on investment in illiquid securities.

      Risks Associated with Mortgage-Backed Securities. As in the case with other fixed income securities, when interest rates rise, the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The value of some mortgage-related securities in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Fund, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the Manager to forecast interest rates and other economic factors correctly. If the Manager incorrectly forecasts such factors and has taken a position in mortgage-related securities that is or becomes contrary to prevailing market trends, the Fund could be exposed to the risk of a loss.

      Investment in mortgage-related securities poses several risks, including prepayment, market, and credit risk. Prepayment risk reflects the chance that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise their prepayment options at a time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions.

      Market risk reflects the chance that the price of the security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and the Fund invested in such securities and wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold.

      Credit risk reflects the chance that the Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions.

      Other Asset-Backed Securities. The Manager expects that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future. Several types of asset-backed securities have already been offered to investors, including Certificates for Automobile Receivables ("CARs"). CARs represent undivided fractional interests in a trust ("trust") whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARs are passed-through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor's return on CARs may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of Federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

      If consistent with the Fund's investment objective and policies and the requirements of Rule 2a-7, the Fund also may invest in other types of asset-backed securities. Certain asset-backed securities may present the same types of risks that may be associated with mortgage-related securities.

ZERO COUPON BONDS

      The Fund may purchase zero coupon bonds, which are debt obligations issued without any requirement for the periodic payment of interest. Zero coupon bonds are issued at a significant discount from the face value. The discount approximates the total amount of interest the bonds would accrue and compound over the period until maturity at a rate of interest reflecting the market rate at the time of issuance. Because interest on zero coupon obligations is not paid to the Fund on a current basis but is, in effect, compounded, the value of the securities of this type is subject to greater fluctuations in response to changing interest rates than the value of debt obligations which distribute income regularly. Zero coupon bonds tend to be subject to greater market risk than interest paying securities of similar maturities. The discount represents income a portion of which the Fund must accrue and distribute every year even though the Fund receives no payment on the investment in that year.

RISKS ASSOCIATED WITH DEBT SECURITIES

      Investment in debt securities is subject to certain risks. The value of the debt securities held by the Fund generally will fluctuate depending on a number of factors, including, among others, changes in the perceived creditworthiness of the issuers of those securities, movements in interest rates, the average maturity of the Fund's investments, changes in the relative values of the currencies in which the Fund's investments are denominated relative to the U.S. dollar, and the extent to which the Fund hedges its interest rate, credit and currency exchange rate risks. Generally, a rise in interest rates will reduce the value of fixed income securities held by the Fund, and a decline in interest rates will increase the value of fixed income securities held by the Fund. Longer term debt securities generally pay higher interest rates than do shorter term debt securities but also may experience greater price volatility as interest rates change.

      Since shares of the Fund represent an investment in securities with fluctuating market prices, the value of shares of the Fund will vary as the aggregate value of the Fund's portfolio securities increases or decreases. Moreover, the value of lower rated debt securities that the Fund purchases may fluctuate more than the value of higher rated debt securities. Lower rated debt securities generally carry greater risk that the issuer will default on the payment of interest and principal.

      Lower rated fixed income securities generally tend to reflect short-term corporate and market developments to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates. Changes in the value of securities subsequent to their acquisition will not affect cash income or yields to maturity to the Fund.

      Corporate debt securities may bear fixed, contingent, or variable rates of interest and may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer, participations based on revenues, sales or profits, or the purchase of common stock in a unit transaction (where corporate debt securities and common stock are offered as a unit).

      When and if available, debt securities may be purchased at a discount from face value. From time to time, the Fund may purchase securities not paying interest or dividends at the time acquired if, in the opinion of the Manager, such securities have the potential for future income (or capital appreciation, if any).

                       FUNDAMENTAL INVESTMENT RESTRICTIONS

      The investment restrictions set forth below are the fundamental policies of the Fund; i.e., they may not be changed without a majority vote of the outstanding voting shares of the Fund, as defined in the 1940 Act. Except for those investment policies of the Fund specifically identified as fundamental in the Prospectus and this SAI and the Fund's objective as described in the Prospectus, all other investment policies and practices described may be changed by the Board of Directors without the approval of shareholders.

      Unless otherwise indicated, all of the percentage limitations below, and in the investment restrictions recited in the Prospectus, apply to the Fund on an individual basis, and apply only at the time a transaction is entered into.

Accordingly, except for fundamental restriction #4 to which this condition does not apply, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in the Fund's net assets will not be considered a violation of the Fund's policies or restrictions.

The Fund may not:

            (1) invest in a security if, as a result of such investment, 25% or more of its total assets would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (or repurchase agreements with respect thereto) and at such time that the 1940 Act is amended to permit a registered investment company to elect to be "periodically industry concentrated," (i.e., a fund that does not concentrate its investments in a particular industry would be permitted, but not required, to invest 25% or more of its assets in a particular industry) the Fund elects to be so classified and the foregoing limitation shall no longer apply with respect to the Fund;

            (2) invest in a security if, with respect to 75% of its total assets, more than 5% of its total assets would be invested in the securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities;

            (3) invest in a security if, with respect to 75% of its total assets, it would hold more than 10% of the outstanding voting securities of any one issuer, except that this restriction does not apply to U.S. government securities;

            (4) borrow money or issue senior securities, except that the Fund may (i) borrow from banks or enter into reverse repurchase agreements, but only if immediately after each borrowing there is asset coverage of 300%, and (ii) issue senior securities to the extent permitted under the 1940 Act;

            (5) lend any funds or other assets, except that the Fund may, consistent with its investment objectives and policies: (i) invest in debt obligations including bonds, debentures or other debt securities, bankers' acceptances and commercial paper, even though the purchase of such obligations may be deemed to be the making of loans; (ii) enter into repurchase agreements; and (iii) lend its portfolio securities in accordance with applicable guidelines established by the SEC and any guidelines established by the Company's Directors;

            (6) purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein);

            (7) purchase or sell commodities or commodities contracts, except that, subject to restrictions described in the Prospectus and in this SAI,
      (i) the Fund may enter into futures contracts on securities, currencies or on indexes of such securities or currencies, or any other financial instruments and options on such futures contracts; (ii) the Fund may enter into spot or forward foreign currency contracts and foreign currency options; or

            (8) act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the 1933 Act.

                     NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

      In addition to the Fund's fundamental investment restrictions, the Directors of the Company have voluntarily adopted certain policies and restrictions, set forth below, that are observed in the conduct of the affairs of the Fund. These represent intentions of the Directors based upon current circumstances. They differ from fundamental investment policies in that the following additional investment restrictions may be changed or amended by action of the Directors without requiring prior notice to or approval of shareholders.

      Unless otherwise indicated, all percentage limitations apply to the Fund on an individual basis, and apply only at the time a transaction is entered into. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in a Fund's net assets will not be considered a violation.

Under these non-fundamental restrictions, the Fund may not:

            (1) purchase puts, calls, straddles, spreads and any combination thereof if, as a result, the value of its aggregate investment in such classes of securities would exceed 5% of its total assets;

            (2) purchase securities that may not be sold without first being registered under the Securities Act of 1933, as amended ("restricted securities") other than Rule 144A securities and Section 4(2) commercial paper determined to be liquid pursuant to guidelines adopted by the Company's Board of Directors; enter into repurchase agreements having a duration of more than seven days; purchase loan participation interests that are not subject to puts; purchase instruments lacking readily available market quotations ("illiquid instruments"); or purchase or sell over-the-counter options, if as a result of the purchase or sale, the Fund's aggregate holdings of restricted securities, repurchase agreements having a duration of more than seven days, loan participation interests that are not subject to puts, illiquid instruments, and over-the-counter options purchased by the Fund and the assets used as cover for over-the-counter options written by the Fund exceed 10% of the Fund's net assets;

            (3) invest in other companies for the purpose of exercising control;

            (4) purchase the securities of other investment companies, except to the extent permitted by the 1940 Act or in connection with a merger, consolidation, acquisition or reorganization;

            (5) purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute the purchase of securities on margin;

            (6) sell securities short, except for covered short sales or unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options, futures and forward contracts are deemed not to constitute short sales of securities.

      For a brief summary of the extent to which the 1940 Act permits a Fund to issue senior securities, please refer to the disclosure under the heading "Borrowing" in this SAI. For a brief summary of the applicable guidelines pursuant to which a Fund may lend its funds and assets, please refer to the disclosure under the heading "Lending of Portfolio Securities" in the SAI.

      The Directors have the ultimate responsibility for determining whether specific securities are liquid or illiquid. The Directors have delegated the function of making day-to-day determinations of liquidity to the Manager, pursuant to guidelines approved by the Directors.

      The Manager takes into account a number of factors in determining whether a Rule 144A security being considered for purchase by the Fund is liquid, including at least the following:

            (i) the frequency and size of trades and quotes for the Rule 144A security relative to the size of the Fund's holding;

            (ii) the number of dealers willing to purchase or sell the 144A security and the number of other potential purchasers;

            (iii) dealer undertaking to make a market in the 144A security; and

            (iv) the nature of the 144A security and the nature of the market for the 144A security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).

      To make the determination that an issue of 4(2) commercial paper is liquid, the Manager must conclude that the following conditions have been met:

            (a) the 4(2) commercial paper is not traded flat or in default as to principal or interest;

            (b)   the 4(2) commercial paper is rated:

                  (i) in one of the two highest rating categories by at least two NRSROs; or

                  (ii) if only one NRSRO rates the security, the 4(2) commercial paper is rated in one of the two highest rating categories by that NRSRO; or

                  (iii) if the security is unrated, the Manager has determined that the security is of equivalent quality based on factors commonly used by rating agencies; and

            (c) there is a viable trading market for the specific security, taking into account all relevant factors (e.g., whether the security is the subject of a commercial paper program that is administered by an issuing and paying agent bank and for which there exists a dealer willing to make a market in the security, the size of trades relative to the size of the Fund's holding or whether the 4(2) commercial paper is administered by a direct issuer pursuant to a direct placement program).

                             DIRECTORS AND OFFICERS

      The Directors oversee the Fund and the Manager. Information pertaining to the Directors and officers is set forth below. Each Director serves until his/her successor is elected and qualified or until his/her resignation, death or removal. Officers serve a term of one year and are elected annually by the Directors. The business address of each Director and officer listed below is 51 Madison Avenue, New York, New York 10010.

                     NON-INTERESTED DIRECTORS OF THE COMPANY

                                                                               NUMBER OF FUNDS
                                                                               IN FUND COMPLEX
  NAME AND     POSITION (S) WITH   LENGTH OF      PRINCIPAL OCCUPATION (S)       OVERSEEN BY    OTHER DIRECTORSHIPS HELD BY BOARD
DATE OF BIRTH    COMPANY/TRUST    TIME SERVED       DURING PAST 5 YEARS          BOARD MEMBER                MEMBER
-------------  -----------------  -----------  ------------------------------  ---------------  ----------------------------------
Lawrence       Director/Trustee   Since 1991   Retired. Trustee, New York             12        None
Glacken                           (Company)    Life Investment Management
Date of                           Since 2000   Institutional Funds (2001 -
Birth:                            (Trust)      2003).
10/22/27

Susan B.       Lead Independent   Since 1991   Trustee, New York Life                 12        Cash Reserve Portfolio, CitiFunds
Kerley         Director/Trustee   (Company)    Investment Management                            Institutional Trust, CitiFunds
Date of                           Four Years   Institutional Funds (2001 -                      Premium Trust, CitiFunds Trust I,
Birth:                            (Trust)      2003); President, Strategic                      CitiFunds Trust III, Institutional
8/12/51                                        Management Advisors LLC.                         Portfolio, Salomon Funds Trust,
                                                                                                Smith Barney Investment Series,
                                                                                                Smith Barney Trust II, Tax Free
                                                                                                Reserves Portfolio, U.S. Treasury
                                                                                                Reserves Portfolio, Variable Annuity
                                                                                                Portfolios

Peter Meenan   Director/Trustee   Since 2002   Consultant, 2004 to Present;           12        The Vantagepoint Funds
Date of                           (Company     President and Chief Executive
Birth:                            and Trust)   Officer, Babson-United, Inc.,
12/5/41                                        2000 to 2004; Trustee, New
                                               York Life Investment
                                               Management Institutional Funds
                                               (2002 - 2003); Consultant,
                                               1999 to 2000; Head of Global
                                               Funds, Citicorp, 1995 to 1999.

Robert P.      Director/Trustee   Since 1991   Retired. Trustee, New York             12        None
Mulhearn                          (Company)    Life Investment Management
Date of                           Since 2000   Institutional Funds (2001 -
Birth:                            (Trust)      2003).
3/11/47

       OFFICERS (WHO ARE NOT BOARD MEMBERS) OF THE COMPANY AND THE TRUST*

  NAME AND     POSITION (S) WITH   LENGTH OF           PRINCIPAL OCCUPATION (S)
DATE OF BIRTH    COMPANY/TRUST    TIME SERVED            DURING PAST 5 YEARS
-------------  -----------------  -----------  ----------------------------------------
Gary E.        President          Since 2004   Chief Executive Officer, Chairman and
Wendlandt                                      Manager, New York Life Investment
                                               Management LLC (including predecessor
                                               advisory organizations) and New York
                                               Life Investment Management Holdings LLC;
                                               Executive Vice President, New York Life
                                               Insurance Company; Director, NYLIFE
                                               Distributors LLC; Vice Chairman and
                                               Manger, McMorgan & Company LLC; Manager,
                                               MacKay Shield LLC; Executive Vice
                                               President, New York Life Insurance and
                                               Annuity Corporation; Chairman and
                                               Trustee, The MainStay Fund (19
                                               portfolios); Executive Vice President
                                               and Chief Investment Officer, MassMutual
                                               Life Insurance Company (1993 to 1999).

Patrick G.     Executive Vice     Since 2003   Senior Managing Director, New York Life
Boyle          President          (Company)    Investment Management LLC, (including
Date of                           Since 2000   predecessor advisory organizations),
Birth:                            (Trust)      2000 to 2002; Senior Vice President,
11/24/53                                       Pension Department, New York Life
                                               Insurance Company, 1991 to 2000;
                                               Director, Eclipse Funds Inc., 1990 to
                                               2003; Trustee, New York Life Investment
                                               Management Institutional Funds 2002 to
                                               2003.

Jefferson C.   Senior Vice        Since 1996   Senior Managing Director, New York Life
Boyce          President          (Company)    Investment Management LLC (including
Date of                           Since        predecessor advisory organizations);
Birth:                            2000         Senior Vice President, New York Life
9/17/57                           (Trust)      Insurance Company; Senior Vice
                                               President, The MainStay Funds; Director,
                                               NYLIFE Distributors LLC; Director, New
                                               York Life Trust Company.

Patrick J.     Treasurer, Chief   Since 1996   Managing Director, New York Life
Farrell        Financial and      (Company)    Investment Management, LLC (including
Date of        Accounting         Since        predecessor advisory organizations);
Birth:         Officer and        2000         Vice President, Treasurer, Chief
9/27/59        Assistant          (Trust)      Financial Officer and Accounting Officer
               Secretary                       and Assistant Secretary, The MainStay
                                               Funds; Treasurer, Chief Financial
                                               Officer and Accounting Officer and
                                               Assistant Secretary, MainStay VP Series
                                               Fund; Chief Financial Officer, McMorgan
                                               Funds (formerly McM Funds); Assistant
                                               Treasurer, McMorgan Fund (formerly McM
                                               Funds), 2001 to 2002.

Alison H.      Vice President-    Since 2004   Managing Director and Chief Compliance
Micucci        Compliance                      Officer, New York Life Investment
Date of                                        Management LLC (June 2003 to present);
Birth:                                         Vice President--Compliance, The MainStay
12/16/65                                       Funds and MainStay VP Series Fund, Inc.;
                                               Senior Managing Director-- Compliance,
                                               NYLIFE Distributors LLC; Deputy Chief
                                               Compliance Officer, New York Life
                                               Investment Management LLC (September
                                               2002 to June 2003); Vice President and
                                               Compliance Officer, Goldman Sachs Asset
                                               Management (November 1999 to August
                                               2002).

Robert A.      Chief Legal        Since 2003   Senior Managing Director, General
Anselmi        Officer                         Counsel and Secretary, New York Life
Date of Birth                                  Investment Management LLC (including
10/19/46                                       predecessor advisory organizations);
                                               Secretary, New York Life Investment
                                               Management Holdings LLC; Senior Vice
                                               President, New York Life Insurance
                                               Company; Vice President and Secretary,
                                               McMorgan & Company LLC; Secretary,
                                               NYLIFE Disributors LLC; Chief Legal
                                               Officer, MainStay VP Series Fund, Inc.,
                                               Eclipse Funds Inc. and Eclipse Funds;
                                               Managing Director and Senior Counsel,
                                               Lehman Brothers Inc. (October 1998 to
                                               December 1999);

  NAME AND     POSITION (S) WITH   LENGTH OF           PRINCIPAL OCCUPATION (S)
DATE OF BIRTH    COMPANY/TRUST    TIME SERVED            DURING PAST 5 YEARS
-------------  -----------------  -----------  ----------------------------------------
                                               General Counsel and Managing Director,
                                               JP Morgan Investment Management Inc.
                                               (1986 to September 1998).

Marguerite     Secretary          Since 2004   Managing Director and Associate General
E. H.                                          Counsel, New York Life Investment
Morrison                                       Management LLC (since June 2004);
Date of                                        Secretary, Eclipse Funds, Eclipse Funds
Birth:                                         Inc., The MainStay Funds and MainStay VP
3/26/56                                        Series Fund, Inc.; Managing Director and
                                               Secretary, NYLIFE Distributors LLC;
                                               Chief Legal Officer -- Mutual Funds and
                                               Vice President and Corporate Counsel,
                                               The Prudential Insurance Company of
                                               America (2000 to June 2004).

Richard W.     Tax Vice           Since 1993   Vice President, New York Life Insurance
Zuccaro        President          (Company)    Company; Tax Vice President, NYLIFE
Date of                           Since 2000   Securities Inc.; Vice President, New
Birth:                            (Trust)      York Life Insurance and Annuity
12/12/49                                       Corporation, NYLIFE Insurance Company of
                                               Arizona, NYLIFE LLC, NYLIFE Securities,
                                               Inc., NYLIFE Distributors LLC, New York
                                               Life Settlement Corp., New York Life
                                               Trust Company; Tax Vice President, New
                                               York Life International, Inc.; Tax Vice
                                               President, MainStay VP Series Fund, Inc.
                                               and The MainStay Funds.

* The officers listed are considered to be "interested persons" of the Company within the meaning of the 1940 Act because of their affiliation with the Company, the Trust, New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, Eclipse Funds, The MainStay Funds, MainStay VP Series Fund, Inc., McMorgan Funds, NYLIFE Securities Inc. and/or NYLIFE Distributors LLC, as described in detail in the column captioned "Principal Occupation(s) During Past 5 Years."

                               BOARD OF DIRECTORS

      The Board of Directors oversees the Fund and the Manager. The Committees of the Board include the Audit Committee and Nominating Committee. The Board also has established a Valuation Committee and Valuation Subcommittee, which include members who are not members of the Board.

      The purpose of the Audit Committee, which meets on an as needed basis, is to (1) oversee the accounting and financial reporting policies and practices, internal controls and, as appropriate, the internal controls of certain service providers; (2) oversee the quality and objectivity of the financial statements and the independent audit thereof; and (3) act as a liaison between the independent auditors and the full Board. The members of the Audit Committee include all the Independent Directors: Lawrence Glacken, Susan B. Kerley, Peter Meenan, and Robert P. Mulhearn. There were five Audit Committee meetings held during the fiscal year ended October 31, 2004.

      The purpose of the Nominating Committee is to (1) evaluate the qualifications of candidates and make nominations for independent director or trustee membership on the Board, (2) nominate members of committees of the Board and periodically review committee assignments, and (3) make recommendations to the Board concerning the responsibilities or establishment of Board committees. The members of the Nominating Committee include all the Independent Directors:
Lawrence Glacken, Susan B. Kerley, Peter Meenan, and Robert P. Mulhearn. There was one Nominating Committee meeting held during the fiscal year ended October 31, 2004.

      The purpose of the Valuation Committee is to oversee the implementation of the Fund's valuation procedures and to make fair value determinations on behalf of the Board as specified in such valuation procedures. The members of the Valuation Committee, on which one or more Directors may serve, include: Gary E. Wendlandt, Patrick J. Farrell, Marguerite E. H. Morrison, Alison Micucci, Peter Meenan, Robert P. Mulhearn, Lawrence Glacken and Susan B. Kerley. The Committee meets as often as necessary to ensure that each action taken by the Valuation Subcommittee is reviewed within a calendar quarter of such action. There were four Valuation Committee meetings held during the fiscal year ended October 31, 2004.

      The purpose of the Valuation Subcommittee, which meets on an as needed basis, is to establish prices of securities for which market quotations are not readily available or the prices of which are not often readily determinable pursuant to the Funds' valuation procedures. Meetings may be held in person or by telephone conference call. The Subcommittee may also take action via electronic mail in lieu of a meeting pursuant to the guidelines set forth in the valuation procedures. The members of the Valuation Subcommittee, on which one or more Directors may serve, include: Gary E. Wendlandt, Patrick J. Farrell, Marguerite E. H. Morrison, Alison Micucci and Ravi Akhoury. There were no Subcommittee meetings held during the fiscal year ended October 31, 2004.

      As of December 31, 2004, the dollar range of equity securities owned by each Director in the Fund (including beneficially) and in any registered investment company overseen by the Directors within the same family of investment companies as the Company is as follows:

                     NON-INTERESTED DIRECTORS OF THE COMPANY

                                                                   AGGREGATE DOLLAR RANGE OF EQUITY
                                                                     SECURITIES IN ALL REGISTERED
                                                                   INVESTMENT COMPANIES OVERSEEN BY
                                                                   DIRECTOR IN FAMILY OF INVESTMENT
 NAME OF DIRECTOR   DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND               COMPANIES
------------------  ---------------------------------------------  --------------------------------
Lawrence Glacken    Over $100,000 (All Cap Growth Fund)                      Over $100,000
Peter Meenan           $1-$10,000 (All Cap Value Fund)                       $1 - $10,000
                       $1-$10,000 (All Cap Growth Fund)                      $1 - $10,000
Robert P. Mulhearn                 None                                          None
Susan B. Kerley     Over $100,000 (Cash Reserves Fund)                       Over $100,000

      For the year ended December 31, 2004, each Director who is not an "interested person" as that term is defined in the 1940 Act of the Company, and his or her immediate family members, beneficially or of record owned securities in (1) an investment adviser or principal underwriter of the Company or (2) a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with and investment adviser or principal underwriter of the Company as follows:

                            NON-INTERESTED DIRECTORS

                     NAME OF OWNERS
                    AND RELATIONSHIP
NAME OF DIRECTOR      TO DIRECTOR     COMPANY  TITLE OF CLASS  VALUE OF SECURITIES**  PERCENT OF CLASS
------------------  ----------------  -------  --------------  ---------------------  ----------------
Lawrence Glacken          N/A                                          None
Peter Meenan              N/A                                          None
Robert P. Mulhearn        N/A                                          None
Susan B. Kerley           N/A                                          None

      In connection with the re-approval of the Fund's existing Management Agreement, the Directors, including those Directors who are not "interested persons" (as the term is defined in the 1940 Act) of the Company, requested, received, and reviewed extensive information from the Manager. In considering whether to re-approve this Agreement, and in evaluating the fairness of the compensation to be paid by a Fund, the Directors took into account principally the nature, quality and extent of the services performed by the Manager, where applicable, in relation to fees received under these Agreement. Among other things, the Directors considered the personnel, technical resources, operations, financial condition, investment management capabilities, methodologies and performance of the Manager. The Directors also considered other factors, including the performance of other funds in the market pursuing broadly similar strategies, the fees and expenses borne by those funds, the costs to the Manager of providing the services, and the profitability of their relationship with the Funds. In addition, the Directors considered the Manager's internal controls and compliance programs as they effect the Fund, as well as the brokerage services received by the Fund, including the Manager's (i) ability to achieve best execution in effecting a Fund's portfolio trading, (ii) use of "soft dollars" to obtain brokerage and research services, (iii) use of alternative trading networks, and other policies and practices relating to the selection of broker-dealers to execute the Fund's portfolio trades. These factors were considered both by the full Board and by the Independent Directors meeting separately. Based on this review, it was the judgment of the Directors and the Independent Directors that re-approval of this Agreement was in the interest of the Fund and its shareholders. The terms of the existing Management Agreement are discussed in more detail in the sections entitled "Management Agreement."

COMPENSATION

      The following Compensation Tables reflect the compensation received by certain Directors for the fiscal year ended October 31, 2004, from the Company and from certain other investment companies that have the same investment adviser as the Company or an investment adviser that is an affiliated person of the Manager. Directors, other than those affiliated with the Manager, New York Life, or the Distributor, are paid an annual retainer of $62,000 for all Board and Committee meetings attended plus reimbursement for travel and out-of-pocket expenses. The Lead Independent Director and Audit Committee Chair are each paid an additional fee of $10,000. The retainer fee is paid in the aggregate for the Company, and another affiliated investment company, Eclipse Funds.

       COMPENSATION TABLE FOR THE NON-INTERESTED DIRECTORS OF THE COMPANY

                                                         PENSION OR
                     AGGREGATE         AGGREGATE    RETIREMENT BENEFITS  ESTIMATED ANNUAL  TOTAL COMPENSATION FROM
                    COMPENSATION     COMPENSATION    ACCRUED AS PART OF   BENEFITS UPON    COMPANY AND FUND COMPLEX
 BOARD MEMBER     FROM THE COMPANY  FROM THE TRUST     FUND EXPENSES        RETIREMENT      PAID TO BOARD MEMBER*
----------------  ----------------  --------------  -------------------  ----------------  ------------------------
Lawrence Glacken     $50,782.46       $ 9,117.54            None               None               $59,900.00
Susan B. Kerley      $57,287.68       $10,112.32            None               None               $67,400.00
Peter Meenan         $57,287.68       $10,112.32            None               None               $67,400.00
Robert P.            $50,782.46       $ 9,117.54            None               None               $59,900.00
Mulhearn

      As of February 25, 2005, the Directors and officers of the Company as a group owned less than 1% of the outstanding shares of any class of common stock of each of the Funds of the Company.

CODE OF ETHICS

      The Company, Manager, and the Distributor have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. Each of these Codes of Ethics permits the personnel of the respective organizations to invest in securities for their own accounts, including securities that may be purchased or held by the Fund. A copy of each of the Codes of Ethics is on public file with, and is available from, the SEC.

                         THE MANAGER AND THE DISTRIBUTOR

MANAGEMENT AGREEMENT

      Pursuant to the Management Agreement entered into by the Company dated November 21, 1997, NYLIM, subject to the supervision of the Directors of the Company and in conformity with the stated policies of the Fund, administers the Fund's business affairs and investment advisory responsibilities. NYLIM is a wholly-owned subsidiary of New York Life Insurance Company.

      The Directors, including the Independent Directors, initially approved the Management Agreement at an in-person meeting held on September 9, 1997. The Management Agreement remains in effect for two years following its initial effective date, and continues in effect thereafter only if such continuance is specifically approved at least annually by the Directors or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act and the rules thereunder) and, in either case by a majority of the Directors who are not "interested persons" (as the term is defined in the 1940
Act) of the Company or of the Manager ( "Independent Directors").

      On October 19, 2000, the Directors of the Company approved a Substitution Agreement which substituted NYLIM for MainStay Management LLC as Manager to the Fund, and terminated NYLIM, as the sub-advisor, effective January 2, 2001. This change reflected a restructuring of the investment management business of New York Life, and did not affect the investment personnel responsible for managing each series of the Company's investments or any other aspect of the Company's operations.

      The Manager has authorized any of its directors, officers and employees who have been elected or appointed as Directors of the Company to serve in the capacities in which they have been elected or appointed.

      The Management Agreement provides that the Manager shall not be liable to the Fund for any error or judgment by the Manager or for any loss sustained by the Fund except in the case of the Manager's willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement also provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party upon no more than 60 days' nor less than 30 days' written notice.

      In connection with its administration of the business affairs of the Fund, and except as indicated in the Prospectus under the heading "Know With Whom You're Investing," the Manager bears the following expenses:

            (a) the salaries and expenses of all personnel of the Company and the Manager, except the fees and expenses of the Directors not affiliated with the Manager;

            (b) all expenses incurred by the Manager in connection with administering the ordinary course of the Fund's business, other than those assumed by the Company.

      For its services, the Fund pays the Manager a monthly fee. (See the Prospectus, "Know With Whom You're Investing").

      For the fiscal years ended October 31, 2002, October 31, 2003, and October 31, 2004 the Fund paid NYLIM management fees of $2,516,324, $2,839,248 and $2,475,666 respectively.

      The Manager has agreed to limit certain Fund expenses as discussed in the Prospectus. In connection with a voluntary expense limitation, NYLIM assumed expenses in the amount of $580,230, $587,013 and $516,731 for the fiscal years ended October 31, 2002, October 31, 2003, and October 31, 2004, respectively.

      As long as the expense limitation continues, it may lower the Fund's expenses and increase its yield. The voluntary expense limitation may be terminated or revised at any time, at which time the Fund's expenses may increase and its yield may be reduced, depending on the total assets of the Fund.

DISTRIBUTION AGREEMENT

      NYLIFE Distributors LLC, a corporation organized under the laws of Delaware, serves as the Company's distributor and principal underwriter (the "Distributor") pursuant to a Distribution Agreement, dated January 1, 1994. Prior to that time, NYLIFE Securities Inc. ("NYLIFE Securities"), an affiliated company, had acted as principal underwriter. NYLIFE Securities sells shares of the Fund pursuant to a dealer agreement with the Distributor. The Distributor is not obligated to sell any specific amount of the Fund's shares, and receives no compensation from the Company pursuant to the Distribution Agreement. The Distributor, at its own expense, also may, from time to time, provide promotional incentives to dealers who sell Fund shares.

      The Company anticipates making a continuous offering of the Fund's shares, although it reserves the right to suspend or terminate such offering at any time. The Distribution Agreement is subject to annual approval by the Board of Directors. The Distribution Agreement is terminable with respect to the Fund at any time, without payment of a penalty, by vote of a majority of the Company's Independent Directors, upon 60 days' written notice to the Distributor, by vote of a majority of the outstanding voting securities of the Fund, upon 60 days' written notice to the Distributor, or by the Distributor, upon 60 days' written notice to the Company. The Distribution Agreement will terminate in the event of its assignment.

                     SHAREHOLDER SERVICES PLAN; SERVICE FEES

      The Company has adopted an Amended and Restated Shareholder Services Plan (the "Plan") with respect to the Sweep Shares. Under the terms of the Plan, the Company is permitted to pay, out of the Sweep Shares assets of the Fund, a fee in the amount of 0.25% on an annualized basis of the average daily net assets attributable to the Sweep Shares, to the Manager, its affiliates or independent third party service providers, for providing services in connection with the administration of plans or programs that use Fund shares as their funding medium.

      Under the terms of the Services Plan, the Fund may pay for personal services or account maintenance services, including assistance in establishing and maintaining shareholder accounts, processing purchase and redemption orders, communicating periodically with shareholders and assisting shareholders who have questions or other needs relating to their account.

      The Plan provides that it may not be amended to materially increase the costs which holders of Sweep Shares may bear under the Plan without the approval of a majority of both (i) the Directors of the Company and (ii) the Independent Directors who have no direct or indirect financial interest in the operation of the Plan or any agreements related to it, cast in person at a meeting called for the purpose of voting on such amendment, and by a majority (as defined in the 1940 Act) of the outstanding voting securities of the Sweep Shares.

      The Plan provides that it may not take effect until approved by vote of a majority of both (i) the Directors of the Company and (ii) the Independent Directors. The Plan was initially approved by the Directors, including the Independent Directors, at a meeting held on September 1, 1998 and was most recently approved by the Directors, including the Independent Directors at a meeting held on March 31, 2004. The Plan provides that it shall continue in effect so long as such continuance is specifically approved at least annually by the Directors and the Independent Directors. The Plan provides that the Manager shall provide to the Directors, and the Board shall review at least quarterly, a written report of the amounts expended in connection with the performance of service activities, and the purposes for which such expenditures were made.

DISTRIBUTION FEES

      The Company has adopted a Rule 12b-1 Plan of Distribution (the "12b-1 Plan") with respect to the Sweep Shares. Under the terms of the 12b-1 Plan, the Company is permitted to pay, out of the Sweep Shares assets of the Fund, a fee at the annual rate of 0.25% of the average daily net assets attributable to the Sweep Shares, to the Distributor, NYLIFE Securities, Inc. or any other broker-dealer or other financial institution, for account sweep and other distribution-related services to the Sweep Shares and for services to shareholders of the Sweep Shares. The amounts payable under the 12b-1 Plan are used to support the distribution of Sweep Shares, including the establishment and operation of account sweep services and any other activities or expenses primarily intended to result in the sale of Sweep Shares.

      The 12b-1 Plan provides that it may not be amended to materially increase the costs which holders of Sweep Shares may bear under the Plan without the approval of a majority of both (i) the Directors of the Company and (ii) the Independent Directors, cast in person at a meeting called for the purpose of voting on such amendment, and by a majority (as defined in the 1940 Act) of the outstanding voting securities of the Sweep Shares.

      The 12b-1 Plan provides that it may not take effect until approved by vote of a majority of both (i) the Directors of the Company and (ii) the Independent Directors. The 12b-1 Plan was initially approved by the Directors, including the Independent Directors, at a meeting held on September 1, 1998.

      The 12b-1 Plan provides that it shall continue in effect so long as such continuance is specifically approved at least annually by the Directors and the Independent Directors. The 12b-1 Plan was last approved by the Directors, including the Independent Directors, at a meeting held on March 31, 2004. The Plan provides that NYLIFE Distributors LLC and/or NYLIFE Securities, Inc. shall provide to the Directors, and the Board shall review at least quarterly, a written report of the amounts expended under the 12b-1 Plan and the purposes for which such expenditures were made.

      For the fiscal years ended October 31, 2002, October 31, 2003 and October 31, 2004, the Fund's Sweep Shares paid $726,895, $704,737 and $670,023, respectively, pursuant to the 12b-1 Plan.

                             ADDITIONAL INFORMATION

      Shareholders maintaining Fund accounts through brokerage firms and other institutions should be aware that such institutions necessarily set deadlines for receipt of transaction orders from their clients that are earlier than the transaction times of the Fund itself so that the institutions may properly process such orders prior to their transmittal to MainStay Shareholder Services ("MSS"). Should an investor place a transaction order with such an institution after its deadline, the institution may not effect the order with the Fund until the next business day. Accordingly, an investor should familiarize himself or herself with the deadlines set by his or her institution. A brokerage firm acting on behalf of a customer in connection with transactions in Fund shares is subject to the same legal obligations imposed on it generally in connection with transactions in securities for a customer, including the obligation to act promptly and accurately.

      Orders for the purchase of Fund shares become effective at the next transaction time after Federal funds or bank wire monies become available to MSS for a shareholder's investment. Federal funds are a bank's deposits in a Federal Reserve Bank. These funds can be transferred by Federal Reserve wire from the account of one member bank to that of another member bank on the same day and are considered to be immediately available funds; similar immediate availability is accorded monies received at MSS by bank wire. Money transmitted by a check drawn on a member of the Federal Reserve System is converted to Federal funds in one business day following receipt. Checks drawn on banks which are not members of the Federal Reserve System may take longer. All payments (including checks from individual investors) must be in United States dollars.

                            PURCHASES AND REDEMPTIONS

      Purchases and redemptions for the Sweep Shares are discussed in the Prospectus under the heading "Shareholder Guide" and that information is incorporated herein by reference. The net asset value per share ("NAV") of the Fund is determined on each day the New York Stock Exchange is open for trading. (See "NET ASSET VALUE").

      The Company reserves the right to suspend or postpone redemptions during any period when: (a) trading on the New York Stock Exchange is restricted, as determined by the SEC, or that Exchange is closed for other than customary weekend and holiday closings; (b) the SEC has by order permitted such suspension; or (c) an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.

                      PROXY VOTING POLICIES AND PROCEDURES

      Ordinarily, the securities in which the Fund invests will be non-voting securities. In the event that it does receive a proxy statement related to a portfolio security, it is the Fund's policy that proxies received be voted in the best interests of the Fund's shareholders. The Board has adopted Proxy Voting Policies and Procedures for the Fund that delegate all responsibility for voting proxies received relating to the Fund's portfolio securities to the Manager, subject to the oversight of the Board. The Manager has adopted its own Proxy Voting Policies and Procedures in order to assure that proxies voted on behalf of the Fund are voted in the best interests of the Fund and its shareholders. The Fund may revoke all or part of this delegation at any time by a vote of the Board.

      Manager's Proxy Voting Guidelines. To assist the Manager in approaching proxy voting decisions for the Fund and its other clients, the Manager has adopted proxy voting guidelines ("Guidelines") with respect to certain recurring issues. These Guidelines are reviewed on an annual basis by the Manager's Proxy Voting Committee and revised when the Proxy Voting Committee determines that a change is appropriate. The Manager has selected Institutional Shareholder Services ("ISS") - an unaffiliated third-party proxy research and voting service
- to assist it in researching and voting proxies. With respect to each proxy received, ISS researches the proxy and provides a recommendation to the Manager as to how to vote on each issue based on its research of the individual facts and circumstances of the proxy issue and its application of its research findings to the Guidelines. The Fund's portfolio managers (or other designated personnel) have the ultimate responsibility to accept or reject any ISS proxy voting recommendation ("Recommendation"). The Manager will memorialize the basis for any decision to override a Recommendation, to abstain from voting, and to resolve any conflicts as further discussed below. In addition, the Manager may choose not to vote a proxy if the cost of voting outweighs the possible benefit; if the vote would have an indeterminable or insignificant effect on the client's economic interests or the value of the portfolio holding; or if a jurisdiction imposes share blocking restrictions.

      The following examples illustrate the Manager's Guidelines with respect to certain typical proxy votes. This summary is not an exhaustive list of all the issues that may arise or of all matters addressed in the Guidelines, and whether the Manager supports or opposes a proposal will depend upon the specific facts and circumstances described in the proxy statement and other available information.

      Board of Directors. The Manager will vote on director nominees in an uncontested election on a case-by-case basis, examining such factors as the composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chairman also serves as CEO, and whether a retired CEO sits on the board. In a contested election of directors, the Manager will evaluate the nominees based on such factors as the long-term financial performance of the target company relative to its industry; management's track record; background to the proxy contest; qualifications of director nominees (both slates); and evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions. The Manager generally supports proposals to fix the board size or designate a range for the board size, proposals to repeal classified boards or elect all directors annually. The Manager also supports proposals seeking that a majority or more of the board be independent. The Manager generally votes against shareholder proposals to impose a mandatory retirement age for outside directors.

      Antitakeover Defenses and Voting Related Issues. The Manager generally evaluates advance notice proposals on a case-by-case basis, supporting proposals that allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible. The Manager generally supports shareholder proposals that ask a company to submit its poison pill for shareholder ratification; proposals to allow or make easier shareholder action by written consent; and proposals to lower supermajority vote requirements. The Manager generally votes against proposals to restrict or prohibit shareholder ability to call special meetings of shareholder and proposals giving the board exclusive authority to amend the bylaws.

      Capital Structure. Generally, votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis using a model developed by ISS. The Manager will generally vote for proposals to create a new class of nonvoting or subvoting common stock if it is intended for financing purposes with minimal or no dilution to current shareholders and if it is not designed to preserve the voting power of an insider or significant shareholder. The Manager will generally vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights and against proposals to create a new class of common stock with superior voting rights.

      Executive and Director Compensation. Proposals regarding compensation plans are reviewed on a case-by-case basis using on a methodology focusing on the transfer of shareholder wealth. Generally, the Manager will support proposals seeking additional information regarding compensation, but will vote against proposals which set absolute levels on compensation or dictate amount or form of compensation.

      Conflicts of Interest. When a proxy presents a conflict of interest, such as when the Manager has actual knowledge of a material business arrangement between a particular proxy issuer or closely affiliated entity and the Manager or an affiliated entity of the Manager, both the Fund's and the Manager's proxy voting policies and procedures mandate that the Manager follow an alternative voting procedure rather than to vote proxies in its sole discretion. In these cases, the Manager may: (1) cause the proxies to be voted in accordance with the recommendations of an independent service provider; (2) notify the Trust's Board, a designated Board committee or a representative of either, of the conflict of interest and seek a waiver of the conflict to permit the Manager to vote the proxies as it deems appropriate and in the best interest of Trust shareholders, under its usual policy; or (3) forward the proxies to the Trust's Board, a designated Board committee or a representative of either, so that the Board, the committee or the representative may vote the proxies itself. As part of its delegation of proxy voting responsibility to the Manager, the Fund also delegated to the Manager responsibility for resolving conflicts of interest based on the use of acceptable alternative voting procedure such as the one just described. If the Manager chooses to override a voting recommendation made by ISS, the manager's compliance department will review the override prior to voting to determine the existence of any potential conflicts of interest. If the compliance department determines a material conflict may exist, the issue is referred to the Manager's Proxy Voting Committee who will consider the facts and circumstances and determine whether to allow the override or take other action, such as the alternative voting procedures just mentioned.

Fund's Proxy Voting Record. The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX, but only to the extent that the Fund received any proxies relating to portfolio securities during that 12-month period. The most recent Form N-PX (if any) is available on the Fund's website at www.mainstayfunds.com or on the SEC's website at www.sec.gov.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

The Board has adopted policies and procedures concerning selective disclosure of portfolio holdings of the Fund. Under these policies, the Manager publicly discloses the complete schedule of the Fund's portfolio holdings, as reported at month-end, no earlier than the first business day falling 30 days after the month's end and will publicly disclose the Fund's top ten holdings no earlier than the first business day falling 15 days after the quarter's end. Such information will remain accessible until the next schedule is made publicly available. You may obtain a copy of the Fund's schedule of portfolio holdings or top ten holdings for the most recently completed period by accessing the information on the Fund's website at www.mainstayfunds.com or by calling the Fund at 1-800-MAINSTAY (1-800-624-6782).

In addition, the Manager may share the Fund's non-public portfolio holdings information with sub-advisers, pricing services and other service providers to the Fund who require access to such information in order to fulfill their contractual duties to the Fund. The Manager may also disclose non-public information regarding the Fund's portfolio holdings information to certain mutual fund analysts and rating and tracking entities, such as Morningstar and Lipper Analytical Services, or to other entities that have a legitimate business purpose in receiving such information on a more frequent basis. Exceptions to the frequency and recipients of the disclosure may be made only with the advance authorization of the Fund's Chief Compliance Officer and the Manager's Chief Investment Officer upon a determination that such disclosure serves a legitimate business purpose is in the best interests of the Fund and will be reported to the Board of Directors at the next regularly scheduled board meeting. All non-public portfolio holdings information is provided pursuant to a confidentiality agreement.

All confidentiality agreements entered into for the receipt of non-public portfolio holdings information must provide, among other things, that the recipient (1) will limit access to the information to its employees and agents who are subject to a duty to keep and treat such information as confidential;
(2) will implement procedures to monitor compliance by its employees with the terms of the confidentiality agreement; and (3) upon written request from the Manager or the Fund, will promptly return or destroy the information.

Whenever portfolio holdings disclosure made pursuant to these procedures involves a conflict of interest between the Fund's shareholders and the Fund's Manager, Distributor or any affiliated person of the Fund, the disclosure may not be made unless a majority of the Independent Directors or a majority of a Board committee consisting solely of Independent Directors approves such disclosure. The Fund and the Manager shall not enter into any arrangement providing for the disclosure of non-public portfolio holding information for the receipt of compensation or benefit of any kind. Any material changes to the policies and procedures for the disclosure of portfolio holdings will be reported to the Board on at least an annual basis.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

      Purchases and sales of securities on a securities exchange are effected by brokers, and the Fund pays a brokerage commission for this service. In transactions on stock exchanges in the United States, these commissions are negotiated, whereas on many foreign stock exchanges these commissions are fixed. In the over-the-counter markets, securities (i.e., municipal bonds and other debt securities) are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. Transactions in certain over-the-counter securities also may be effected on an agency basis when the total price paid (including commission) is equal to or better than the best total prices available from other sources. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

      In effecting purchases and sales of portfolio securities for the account of the Fund, the Manager will seek the best execution of the Fund's orders. The Board of Directors have adopted policies and procedures that govern the selection of broker-dealers to effect securities transactions on behalf of a Fund. Under these policies and procedures, the Manager must consider not only the commission rate, spread or other compensation paid, but the price at which the transaction is executed, bearing in mind that it may be in a Fund's best interests to pay a higher commission, spread or other compensation in order to receive better execution. The Manager may consider other factors, including the broker's integrity, specialized expertise, speed, ability or efficiency, research or other services. The Manager may not consider a broker's promotional or sales efforts on behalf of any Fund as part of the broker selection process for executing Fund portfolio transactions. Furthermore, neither the Funds nor the Manager may enter into agreements under which a Fund directs brokerage transactions (or revenue generated from those transactions) to a broker to pay for distribution of Fund shares.

      NYLIFE Securities (the "Affiliated Broker") may act as broker for the Fund. In order for the Affiliated Broker to effect any portfolio transactions for the Funds on an exchange, the commissions, fees or other remuneration received by the Affiliated Broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the Affiliated Broker to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arms-length transaction. The Fund will not deal with the Affiliated Broker in any portfolio transaction in which the Affiliated Broker acts as principal.

      As permitted by Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), the Manager may cause the Fund to pay a broker-dealer (except the Affiliated Broker) which provides brokerage and research services to the Manager an amount of commission for effecting a securities transaction for a Fund in excess of the amount other broker-dealers would have charged for the transaction if the Manager determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Manager's overall responsibilities to the Company or to its other clients. The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

      Although commissions paid on every transaction will, in the judgment of the Manager, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers (except the Affiliated Broker) who were selected to execute transactions on behalf of the Company and the Manager's other clients in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

      Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Manager for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold through such broker-dealers, but at present, unless otherwise directed by the Company, a commission higher than one charged elsewhere will not be paid to such a firm solely because it provided Research to the Manager. Research provided by brokers is used for the benefit of all of the Manager's clients and not solely or necessarily for the benefit of the Company. The Manager's investment management personnel attempt to evaluate the quality of Research provided by brokers. Results of this effort are sometimes used by the Manager as a consideration in the selection of brokers to execute portfolio transactions.

      In certain instances there may be securities which are suitable for a fund's portfolio as well as for that of another Fund or one or more of the other clients of the Manager. Investment decisions for a Fund and for the Manager's other clients are made independently from those of the other accounts and investment companies that may be managed by the Manager with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security in a particular transaction as far as a Fund is concerned. The Company believes that over time its ability to participate in volume transactions will produce better executions for the Funds.

      The Management fee that the Manager receives on behalf of the Fund will not be reduced as a consequence of the Manager's receipt of brokerage and research services. To the extent a Fund's portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid, by an amount which cannot be presently determined. Such services would be useful and of value to the Manager in serving both the Fund and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Manager in carrying out their obligations to the Funds.

      For the fiscal years ended October 31, 2002, October 31, 2003 and October 31, 2004, the Fund paid no brokerage commissions on portfolio transactions for the Sweep Shares.

      As of October 31, 2004, the Fund held commercial paper of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parent companies.

     BROKER-DEALER          MARKET VALUE
--------------------------  ------------
Goldman Sachs Group         $ 9,989,856
Lehman Brothers Inc.        $19,942,163
Morgan Stanley Dean Witter  $12,232,175

      The Fund's portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of this calculation, portfolio securities will exclude purchases and sales of debt securities having a maturity at the date of purchase of one year or less.

      The Fund's turnover rate will vary from year-to-year and depending on market conditions, turnover could be greater in periods of unusual market movement and volatility. A higher turnover rate generally would result in greater brokerage commissions or other transactional expenses which must be borne, directly or indirectly, by the Fund and, ultimately, by the Fund's shareholders. High portfolio turnover may result in increased brokerage commissions and in the realization of a substantial increase in net short-term capital gains by the Fund which, when distributed to non-tax-exempt shareholders, will be treated as dividends (ordinary income).

                                 NET ASSET VALUE

      The net asset value or NAV per share of each class of the Fund is determined on each day the New York Stock Exchange is open for regular trading. NAV per share is calculated as of noon (New York City time) for the Sweep Shares of the Fund, by dividing the amortized cost of the total assets attributable to a class, less liabilities attributable to that class, by the total number of shares of that class that are issued and outstanding.

HOW PORTFOLIO SECURITIES ARE VALUED

      Portfolio securities of the Fund are valued at their amortized cost (in accordance with the Company's Amortized Cost Procedures adopted to implement the requirements of Rule 2a-7 under the 1940 Act), which does not take into account unrealized securities gains or losses. This method involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any premium paid or discount received. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. During such periods, the yield to an investor in the Fund may differ somewhat than that obtained in a similar investment company that uses available market quotations to value all of its portfolio securities.

      During periods of declining interest rates, the quoted yield on Sweep Shares may tend to be higher than a computation made a fund with identical investments utilizing a method of valuation based upon prevailing market prices and estimates of such market prices for all of its portfolio instruments. Thus, if the use of the amortized cost method by the Fund resulted in lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield if he or she purchased Sweep Shares of the Fund on that day, than would result from investing in the Sweep Shares of the Fund utilizing solely market values, and existing shareholders of the Sweep Shares of the Fund would receive less investment income. The converse would apply in a period of rising interest rates.

                                 TAX INFORMATION

      The discussion herein relating to certain federal income tax considerations is presented for general informational purposes only. Since the tax laws are complex and tax results can vary depending upon specific circumstances, investors should consult their own tax adviser regarding an investment in the Fund, including the tax consequences arising under the laws of any state, foreign country, other taxing jurisdiction. The discussion is based upon provisions of the Code, the regulations promulgated thereunder, and judicial and administrative rulings, all of which are subject to change, which change may be retroactive.

      The Fund intends to qualify annually and elect to be treated as a regulated investment company under Subchapter M of the Code. If the Fund so qualifies and elects, it generally will not be subject to federal income tax on its investment company taxable income (which includes, among other items, dividends, interest, and the excess, if any, of net short-term capital gains over net long-term capital losses) and its net capital gains (net long-term capital gains in excess of net short-term capital losses) that it distributes to its shareholders.

      To qualify for treatment as a regulated investment company, the Fund generally must, among other things: (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies, and other income (including gains from certain options, futures, and forward contracts) derived with respect to its business of investing in securities or foreign currencies; (b) diversify its holdings so that at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses; and (c) distribute in each taxable year at least 90% of the sum of its investment company taxable income and its net tax-exempt interest income. If the Fund does not meet all of these Code requirements, it will be taxed as an ordinary corporation and its distributions (to the extent of available earnings and profits) will be taxed to shareholders as ordinary income (except to the extent a shareholder is exempt from tax).

      Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute for the calendar year an amount equal to the sum of (1) at least 98% of its ordinary taxable income (excluding any capital gains or losses) for the calendar year, (2) at least 98% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of such year, and (3) all ordinary taxable income and capital gain net income (adjusted for certain ordinary losses) for previous years that were not distributed during such years. A distribution will be treated as paid on December 31 of the calendar year if it is declared by the Fund in October, November or December of that year to shareholders on a record date in such a month and paid by the Fund during January of the following calendar year. Such a distribution will be includable in the gross income of shareholders in the calendar year in which it is declared, rather than the calendar year in which it is received.

      Distributions of investment company taxable income, including distributions of net short-term capital gains, are characterized as ordinary income. Distributions of the Fund's net capital gains, if any, designated by the Fund as capital gain dividends, will generally be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held the Fund's shares. Net capital gains from assets held for one year or less will be taxed as ordinary income. All distributions are includable in the gross income of a shareholder whether reinvested in additional shares or received in cash. Shareholders will be notified annually as to the federal tax status of distributions.

      The Fund's distributions with respect to a given taxable year may exceed its current and accumulated earnings and profits available for distribution. In that event, distributions in excess of such earnings and profits would be characterized as a return of capital to shareholders for Federal income tax purposes, thus reducing each shareholder's cost basis in his Fund shares. Distributions in excess of a shareholder's cost basis in his shares would be treated as a gain realized from a sale of such shares.

      Although not anticipated, upon the taxable disposition (including a sale or redemption) of shares of the Fund, a shareholder may realize a gain or loss depending generally upon his basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. However, a loss realized by a shareholder on the disposition of shares of the Fund with respect to which capital gain dividends have been paid will, to the extent of such capital gain dividends, be treated as long-term capital loss if such shares have been held by the shareholder for six months or less. Further, a loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced (whether by reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Shareholders receiving distributions in the form of additional shares will have a cost basis for Federal income tax purposes in each share received equal to the NAV of a share of the Fund on the reinvestment date.

      Foreign investing involves the possibility of confiscatory taxation, foreign taxation of income earned in the foreign nation (including withholding taxes on interest and dividends) or other foreign taxes imposed with respect to investments in the foreign nation.

      Some of the debt securities that may be acquired by the Fund may be treated as debt securities that are originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Fund, original issue discount on a taxable debt security earned in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code.

      Some of the debt securities may be purchased by the Fund at a discount which exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for Federal income tax purposes. The gain realized on the disposition of any debt security having market discount will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security. Generally, market discount accrues on a daily basis for each day the debt security is held by the Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest.

      If the Fund holds zero coupon bonds in its portfolio it will recognize income currently for Federal tax purposes in the amount of the unpaid, accrued interest (determined under tax rules) and generally will be required to distribute dividends representing such income to shareholders currently, even though funds representing such income have not been received by the Fund.

      The Fund is required to report to the IRS all distributions except in the case of certain exempt shareholders. All such distribution and redemption proceeds generally are subject to withholding of federal income tax at a rate of 28% ("backup withholding") in the case of non-exempt shareholders if (1) the shareholder fails to furnish the Fund with and to certify the shareholder's correct taxpayer identification number, (2) the IRS notifies the Fund or shareholder that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. If the withholding provisions are applicable, any such distributions, whether reinvested in additional shares or taken in cash, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder's U.S. federal income tax liability. Investors may wish to consult their tax advisers about the applicability of the backup withholding provisions.

      The foregoing discussion relates only to federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). Distributions by the Fund also may be subject to state and local taxes and their treatment under state and local income tax laws may differ from the federal income tax treatment. Shareholders should consult their tax advisers with respect to particular questions of federal, state and local taxation. Shareholders who are not U.S. persons should consult their tax advisers regarding U.S. and foreign tax consequences of ownership of shares of the Fund including the likelihood that distributions to them would be subject to withholding of U.S. tax at a rate of 30% (or at a lower rate under a tax treaty).

                             PERFORMANCE INFORMATION

      The Company may, from time to time, include the yield and effective yield and total return of the Fund in advertisements, sales literature, or reports to shareholders or prospective investors.

      Current yield for the Fund will be based on the change in the value of a hypothetical investment (exclusive of capital charges) over a particular seven-day period, less a pro rata share of Fund expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. "Effective yield" for the Fund assumes that all dividends received during an annual period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

              Effective Yield = [(Base Period Return + 1)365/7] - 1

      The current and effective seven-day average yields as of October 31, 2004 for the Cash Reserves Fund's Sweep Shares were as follows:

                   CURRENT 7 DAY YIELD               EFFECTIVE 7 DAY YIELD
 SHARE  CURRENT 7   AFTER WAIVERS AND   EFFECTIVE 7    AFTER WAIVERS AND
 CLASS  DAY YIELD    REIMBURSEMENTS      DAY YIELD      REIMBURSEMENTS
------  ---------  -------------------  -----------  ---------------------
Shares     .68%           0.78%            0.69%             0.79%
Sweep

      Average Annual Total Return. The "average annual total return" figure for the Fund shows the average percentage change in value of an investment in the Fund from the beginning date of the measuring period to the ending date of the measuring period. The figure reflects changes in the price of the Fund's shares and assumes that any income, dividends and/or capital gains distributions made by the Fund during the period are reinvested in shares of the Fund. Figures will be given for recent one-, five- and ten-year periods (when applicable), and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis). When considering "average" annual total return figures for periods longer than one year, investors should note that a Fund's annual total return for any one year in the period might have been greater or less than the average for the entire period. Quotations of average annual total return for a Fund are expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund or Class over certain periods calculated pursuant to the following formula:

                               P(1 + T) (n) = ERV

      Where:

      P   =   a hypothetical initial payment of $1,000,

      T   =   the total return for the period,

      (n) =   the number of periods, and

      ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period assuming reinvestment of all dividends and distributions).

      Quotations of total return may also be shown for other periods. All total return figures reflect the deduction of a proportional share of Fund or Class expenses on an annual basis, reflect fee waivers or reimbursements in effect for each period and assume that all dividends and distributions are reinvested when paid.

      The average annual total return of the Sweep Shares for the one-year, five-year, and ten-year periods ended October 31, 2004 were as follows:

SHARE      AVERAGE ANNUAL    AVERAGE ANNUAL TOTAL  AVERAGE ANNUAL TOTAL
CLASS   TOTAL RETURN 1 YEAR     RETURN 5 YEARS        RETURN 10 YEARS
------  -------------------  --------------------  --------------------
Shares           .27%                2.25%                 3.41%
Sweep

                                OTHER INFORMATION

CAPITALIZATION

      The Fund is a separate portfolio of the Company, an open-end management investment company, incorporated under the laws of Maryland on September 21, 1990. The Company was formerly known as New York Life Institutional Funds Inc. On January 3, 1995 the name of the Company was changed to MainStay Institutional Funds Inc., and on December 29, 2000, the name of the Company was changed to its present form. In addition to the Sweep Shares, the Fund offers Class I shares. The Company also offers eight other portfolios, which offer additional classes of shares. The Board of Directors may establish additional portfolios (with different investment objectives and fundamental policies), and classes thereof, at any time in the future. Establishment and offering of additional portfolios or classes will not alter the rights of the Company's shareholders. When issued, shares are fully paid, non-assessable, redeemable, and freely transferable.

BENEFICIAL OWNERSHIP OF SWEEP SHARES

      The following table sets forth the information concerning beneficial and record ownership as of January 31, 2005, of each person who beneficially or of record owned more than 5% of the Cash Reserves Sweep Shares:

                                       CLASS SW
--------------------------------------------------------------------------------------
       FUND                        SHAREHOLDER              NUMBER OF SHARES  % OWNED
------------------  --------------------------------------  ----------------  --------
Cash Reserves Fund  National Financial Services LLC         263,579,862.4200  100.00%
                       for Exclusive Bft. of Our Customers
                    c/o Mutual Funds Dept. 5th Floor
                    200 Liberty Street
                    1 World Financial Ctr.
                    New York, NY 10281-1003

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      KPMG LLP, 1601 Market Street, Philadelphia, Pennsylvania 19103-2499, has been selected as independent registered public accounting firm for the Company. KPMG LLP examines the financial statements of the Funds and provides other audit, tax, and related services as pre-approved by the Audit Committee.

LEGAL COUNSEL

      Legal advice regarding certain matters relating to the Federal securities laws has been provided by Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006.

TRANSFER AGENT

      MainStay Shareholder Services ("MSS"), a division of NYLIM Service Company LLC and affiliate of New York Life Investment Management LLC, is the Fund's Transfer, Dividend Disbursing and Shareholder Servicing Agent. MSS, whose address is 169 Lackawanna Avenue, Parsippany, NJ 07054, is an indirect wholly owned subsidiary of New York Life Insurance Company. MSS provides customer service, is responsible for preparing and sending statements, confirms and checks, and keeps certain financial and accounting records. MSS is paid a per account fee and out-of-pocket expenses by the Fund. MSS has entered into an agreement with Boston Financial Data Services ("BFDS"), whose address is 66 Brooks Drive, Braintree, MA 02184-3839. BFDS will perform certain of the services for which MSS is responsible. In addition, the Fund or MSS may contract with other service organizations, including affiliates of MSS and broker-dealers and other financial institutions, which will establish a single omnibus account for their clients with the Fund. The service organizations will provide shareholder services to the shareholders within the omnibus accounts and receive service fees for those services from the Fund.

CUSTODIAN

      The Bank of New York, 100 Church Street, New York, NY 10286, is custodian of the Fund's investments and has subcustodial agreements for holding the Fund's foreign investments.

REGISTRATION STATEMENT

      This SAI and the Fund's Prospectus do not contain all the information included in the Company's registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.

      Statements contained herein and in the Fund's Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

                                                                      APPENDIX A

                        DESCRIPTION OF SECURITIES RATINGS
                         MOODY'S INVESTORS SERVICE, INC.

      Corporate and Municipal Bond Ratings Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

      A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Baa: Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

      C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classified from Aa through Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

      Advance refunded issues that are secured by escrowed funds held in cash, held in trust, reinvested in direct noncallable United States government obligations or noncallable obligations unconditionally guaranteed by the U.S. government are identified with a hatchmark (#) symbol, i.e., #Aaa.

      Moody's assigns conditional ratings to bonds for which the security depends upon the completion of some act or the fulfillment of some condition. These are bonds secured by: (a) earnings of projects under construction; (b) earnings of projects unseasoned in operating experience; (c) rentals that begin when facilities are completed; or (d)
payments to which some other limiting condition attaches. The parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition, e.g., Con.(Baa).

MUNICIPAL SHORT-TERM LOAN RATINGS

      MIG 1/VMIG 1: This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

      MIG 2/VMIG 2: This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

      MIG 3/VMIG 3: This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

      MIG 4/VMIG 4: This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

      SG: This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

CORPORATE SHORT-TERM DEBT RATINGS

      Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year, unless explicitly noted.

      Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

      PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

      PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

      PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

      NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

                                STANDARD & POOR'S

CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS

   INVESTMENT GRADE

      AAA: Debt rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

      AA: Debt rated AA differs from the highest rated issues only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

      A: Debt rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

      BBB: Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

   SPECULATIVE GRADE

      Debt rated BB, B, CCC, CC, and C is regarded as having significant speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

      BB: Debt rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

      B: Debt rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

      CCC: Debt rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

      CC: An obligation rated CC is currently highly vulnerable to nonpayment.

      C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or a similar action has been taken, but debt service payments are continued.

      D: Debt rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition, or the taking of similar action, if debt service payments are jeopardized.

      Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

      Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

   SHORT-TERM RATING DEFINITIONS

      A-1: A short-term obligation rated `A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

      A-2: A short-term obligation rated `A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

      A-3: A short-term obligation rated `A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

      B: A short-term obligation rated `B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

      C: A short-term obligation rated `C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

      D: A short-term obligation rated `D' is in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                         FITCH INVESTORS SERVICES, INC.

TAX-EXEMPT BONDS

      Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

      The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

      Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

      Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

      Fitch ratings are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

      Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

      AAA: Bonds considered to be investment grade and of the highest grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

      AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

      A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong but may be more vulnerable to adverse economic conditions and circumstances than bonds with higher ratings.

      BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

      PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category.

TAX-EXEMPT NOTES AND COMMERCIAL PAPER

      Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

      The short-term rating places greater emphasis than a long-term rating on the existences of liquidity necessary to meet the issuer's obligations in a timely manner.

      F-1+: Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

      F-1: Very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than F-1+ issues.

      F-2: Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issue assigned F-1+ and F-1 ratings.

      F-3: Far credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes can cause these securities to be rated below investment grade.